UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Active ETFs
Annual Report
July 31, 2023

■ Hartford Core Bond ETF
■ Hartford Large Cap Growth ETF
■ Hartford Municipal Opportunities ETF
■ Hartford Schroders Commodity Strategy ETF
■ Hartford Schroders Tax-Aware Bond ETF
■ Hartford Short Duration ETF
■ Hartford Sustainable Income ETF
■ Hartford Total Return Bond ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from August 1, 2022 through July 31, 2023.
Market Review
During the 12 months ended July 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.02%. The positive equity performance during the period coincided with a much-improved inflation outlook that seemed to generate a sense of optimism that the Federal Reserve’s (Fed) policy of interest-rate increases had finally begun to tame runaway price increases while steering the economy toward the hoped-for “soft landing” scenario of lower inflation without a recession.
It’s worth remembering that the year covered in this report began only two months after the Consumer Price Index (CPI),2 which started rising in early 2021, reached its peak in June 2022 at 9.1%—the highest level seen in 40 years. Fueled in part by post-pandemic supply-chain disruptions, abundant fiscal stimulus, and the ongoing Russia-Ukraine war, food and commodity prices had risen significantly. By then, the Fed was in the midst of engineering a series of three-quarter-percent hikes in the federal funds rate. But by January, 2023, inflation had slowed to a 6.4% annual rate, allowing the Fed to trim its rate increases to quarter-percent hikes between February and May 2023.
During much of the period, equity markets remained highly volatile, often rallying on positive inflation reports and pulling back when Fed chair Jerome Powell would periodically remind investors of the need for additional rate hikes. A March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank sparked fears of widespread financial instability that briefly shook market sentiment.
The volatility in the banking sector also fed a growing narrative that a possible credit crunch might force the Fed to pause interest-rate hikes sooner rather than later. The Fed would, in fact, execute a pause in June 2023 as the Federal Open Market Committee ended a string of 10 consecutive rate increases, leaving its target rate range at 5% to 5.25%. The June 2023 CPI report, which showed inflation slowing to an annual rate of 3%, seemed to further validate the Fed’s anti-inflation policies, even as Chair Powell continued to hint at one or two additional rate increases going forward.
Major uncertainty during the period covered by this report surrounded whether Congress and the White House would achieve an agreement to raise the debt-ceiling. As markets braced for a potentially catastrophic debt default by the U.S., a last-minute deal came together over the Memorial Day holiday weekend to suspend the nation’s $31.4 trillion debt limit through January 1, 2025. For markets, the agreement removed a major source of anxiety.
There were other signs that investor sentiment had brightened as 2023 unfolded. After turning in double-digit negative performance in 2022, fixed-income markets (as measured by the Bloomberg US Aggregate Bond Index3) recovered in 2023. In the equity markets, a surprise rally in tech stocks aligned with recent generative artificial-intelligence (AI) breakthroughs powered significant gains during the period.
By the end of the period, the surprising resilience of the U.S. economy prompted many analysts to amend their earlier predictions for a recession sometime in 2023; by late July, Chair Powell revealed that the Fed staff was no longer predicting a recession for 2023.
Despite recent positive developments, however, investors would be wise to remain vigilant as the impact of the Fed’s rate-hiking cycle slowly works its way through the economy. Recession and credit concerns are likely to keep surfacing as investors scrutinize corporate earnings, bank balance sheets, and employment data. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The Index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
[3]	The Bloomberg US Aggregate Bond Index is composed of securities from the Bloomberg Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

Hartford Active ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and sub-sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Core Bond ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 02/19/2020 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (02/19/2020 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	Since Inception[1]
Core Bond ETF (NAV Return)	-3.29%	-2.28%
Core Bond ETF (Market Price Return)	-2.91%	-2.22%
Bloomberg US Aggregate Bond Index	-3.37%	-2.36%

[1]	Inception: 02/19/2020
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

2

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Core Bond ETF returned -3.29% based on net asset value for the one-year period ended July 31, 2023, outperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -3.37% for the same period. The Fund underperformed the -3.03% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income market sectors generated mixed total returns during the  one-year period ended July 31, 2023. The Bloomberg US Aggregate Bond Index generated a return of -3.37% during the period, while other sectors of the fixed-income markets generated positive total returns for the same period. Global sovereign debt yields rose during the period as most major central banks maintained tighter monetary policies to counter persistent inflation. By the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed. Investment-grade (IG) corporate spreads narrowed by 0.31% while high-yield corporate spreads tightened by 1.02%, according to the Bloomberg US Corporate Index and Bloomberg US High Yield Index, respectively. Securitized credit sectors underperformed duration-equivalent Treasuries on a total and excess return basis amid forced sales of banks’ agency mortgage holdings and ongoing effects of regional bank stress on the commercial real estate market. Securitized credit sector performance rebounded partially as of the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of mortgage-backed securities (MBS).
Global fixed-income sectors rallied at times over the trailing one-year period ended July 31, 2023 on the back of easing inflation pressures and mixed economic data. However, concerns about global growth and corporate profitability persisted, particularly as volatility in overall markets spiked in the first quarter of 2023 on fears of broader contagion in the banking system. During the first quarter, inflation showed signs of peaking but at levels well above central-bank targets, and wages remained elevated. The U.S. labor market remained tight and U.S. consumer confidence improved, and weaker demand weighed down global manufacturing activity, particularly in the Eurozone and China.
Sovereign yields rose over the period amid multiple interest-rate hikes from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more accommodative approaches. By the end of the period, the Fed appeared close to reaching peak policy rates, though it left open the possibility of at least one additional interest-rate hike in 2023. The European Central Bank (ECB) delivered several consecutive 50-basis-point interest-rate hikes throughout the period and signaled it could pause these hikes at its September 2023 meeting. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, although it widened its target ranges for government bond yields. China’s COVID-19 recovery post reopening was tepid, and the People’s Bank of China (PBOC) reduced the required reserve ratio to loosen interbank funding conditions.
The Fund’s investment-grade credit positioning was one of the top drivers of outperformance relative to the Bloomberg US Aggregate Bond Index during the period. Within investment-grade credit, an overweight to and security selection among issuers within the Financials and Utilities sectors benefited relative results the most. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) also had a positive impact on results. The Fund’s exposure to agency MBS and allocation to non-agency residential mortgage-backed securities (RMBS) were the largest detractors from relative performance. Exposure to other securitized credit sectors including commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) contributed to performance relative to the Bloomberg US Aggregate Bond Index.
The Fund held tactical interest-rate positions during the period, including interest rate futures and interest rate swaps, which contributed positively to relative results. Credit default swaps (CDX) were used to manage credit exposure and overall portfolio risk. Investment-grade CDX positions had a positive impact on results during the period.

3

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

What is the outlook as of the end of the period?
We believe U.S. economic growth is likely to slow in the coming months as banks continue to tighten lending standards and consumers exhaust their savings. As of July 31, 2023, the Fund maintained a close-to-neutral duration posture while seeking to preserve cash and liquidity. We believe the effect of tighter lending standards will likely be uneven.
As of the end of the period, the Fund remained tactical with duration and was positioned with longer duration at the aggregate portfolio level as a potential counterbalance to future credit spread volatility.
As of July 31, 2023, the Fund was positioned with an underweight to investment-grade Corporates, in favor of what we believe to be better opportunities within structured finance. The Fund maintained an overweight to agency MBS with a focus on relative value opportunities and enhancing cashflow stability.  The Fund held an out-of-benchmark allocation to seasoned non-agency RMBS, select senior CMBS tranches with attractive collateral, and high-quality CLOs.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specific index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	23.6%
Corporate Bonds	28.8
Foreign Government Obligations	0.6
Municipal Bonds	0.8
U.S. Government Agencies(2)	32.8
U.S. Government Securities	28.9
Total	115.5%
Short-Term Investments	0.6
Other Assets & Liabilities	(16.1)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
4

Hartford Large Cap Growth ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 11/09/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (11/09/2021 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	Since Inception[1]
Large Cap Growth ETF (NAV Return)	23.78%	-12.05%
Large Cap Growth ETF (Market Price Return)	23.61%	-12.08%
Russell 1000 Growth Index	17.31%	-2.85%

[1]	Inception: 11/09/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.59%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

5

Hartford Large Cap Growth ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Large Cap Growth ETF returned 23.78% based on net asset value for the one-year period ended July 31, 2023, outperforming its benchmark, the Russell 1000 Growth Index, which returned 17.31% for the same period. The Fund also outperformed the 13.05% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the one-year period ended July 31, 2023. In the third quarter of 2022, U.S. equities fell for the third consecutive quarter. Risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into a recession. Stocks suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices showed that inflation continued to rise across broad areas of the economy. The U.S. Federal Reserve (Fed) Chair Jerome Powell acknowledged at that same time that there was considerable uncertainty about the trajectory of inflation and a greater possibility of recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. U.S. equities surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks in March 2023 prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil created by this event generated more uncertainty about the U.S. economic outlook, as investors tried to assess the impact of tightening credit conditions as well as the future path of interest rates and inflation. U.S. equities advanced in the second quarter of 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter 2023 corporate earnings and improving earnings prospects bolstered market sentiment. In June 2023, the Fed held interest rates stable for the first time in 15 months to assess the impact of tighter monetary policy and the recent banking industry stresses on the economy and inflation. In July 2023, U.S.
equities rose for the fifth consecutive month as the rally continued to broaden beyond the narrow group of mega-cap technology companies that drove the vast majority of the market’s gains during the first five months of the year. Risk sentiment was supported by surprising resilience in the economy, underpinned by cooling inflation, solid consumer spending, and a sturdy labor market.
Ten of the eleven sectors in the Russell 1000 Growth Index rose during the period, with the Information Technology (29%), Communication Services (20%), and Industrials (20%) sectors performing the best. Conversely, the Real Estate (-15%) sector performed the worst during the period.
Security selection contributed to performance relative to the Russell 1000 Growth Index during the period, with strong selection within the Consumer Discretionary, Communication Services, and Healthcare sectors, which was partially offset by weaker selection within the Materials and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period, due to an underweight to the Information Technology sector and an overweight to the Communication Services sector. This was partially offset by the positive impact of underweight positioning to the Real Estate and Consumer Staples sectors, which contributed positively to relative performance during the period.
Top contributors to relative performance during the period included Meta Platforms (Communication Services), Tesla (Consumer Discretionary), and Netflix (Communication Services). The share price of Meta Platforms rose over the period. The company reported solid results for the first quarter of 2023, provided positive near-term guidance, and reported quarterly revenue that rose 3% year over year. Meta Platforms’ management also said it would cut costs in 2023 by $5 billion to a range of $89 billion to $95 billion, a drop from the $94 billion to $100 billion it previously forecast. The Fund held Meta Platforms at the end of the period. The share price of Tesla fell over the period. The company reported lower-than-expected production and delivery numbers for the third quarter of 2022. The company also announced a 20% output cut of the Model Y at its Shanghai plant along with growing pains from executive turnover, logistical challenges, and rising commodity prices. Tesla rebounded in the first half of 2023 driven by strong financial results in 2022. On a full-year basis, revenue and free cash flow increased over 50% and margins remained industry-leading. The company also announced 7,500 of its charging stations would be open to non-Tesla vehicles by the end of 2024 and introduced a plan to expand its production operation by building a plant in Mexico. The Fund’s position in Tesla was eliminated at the end

6

Hartford Large Cap Growth ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

of the period. The share price of Netflix rose over the period. The company announced in May it would be cracking down on password sharing among members of multiple households. The company also reported that it added 2 million subscribers in the third quarter of 2022. The Fund held Netflix at the end of the period. NVIDIA (Information Technology), Apple (Information Technology), and Meta Platforms (Communication Services) were among the top absolute contributors to performance during the period.
Top relative detractors from performance during the period included ZoomInfo Technologies (Communication Services), SolarEdge Technologies (Information Technology), and Broadcom (Information Technology). Shares of ZoomInfo fell after the sales and marketing software company reported fiscal third-quarter earnings and revenue figures that topped expectations but cut its free-cash flow outlook for the full year. Shares fell further after management provided a weaker-than-expected outlook for 2023, as the company continued to see macroeconomic pressure in the fiscal fourth quarter. Shares of SolarEdge Technologies fell over the period. The company reported disappointing earnings for the second quarter of 2022. Earnings per share (EPS) in the second quarter of 2022 was $0.95 down from $1.28 for the same quarter one year ago. The share price of Broadcom rose over the period driven by better-than-expected earnings for the fiscal second quarter of 2023, which management attributed to demand for next generation technologies from hyperscale. The Fund held all three stocks at the end of the period. Amazon (Consumer Discretionary), ZoomInfo Technologies (Communication Services), and Five9 (Information Technology) were among the top absolute detractors from performance during the period.
Derivatives were not used in a significant manner and did not have a material impact on Fund performance during the period.
What is the outlook as of the end of the period?
U.S. equity markets ended a volatile second quarter of 2023 in positive territory with the Information Technology, Communication Services, and Consumer Discretionary sectors all returning over 15% within the Russell 3000 Growth Index. The macroeconomic backdrop continued to dominate the narrative, leading market movements as the focus stayed on inflation. As a result, investors continued to assess the future path for interest rates and the probability of a recession. The mixed signals coming from the macroeconomic data, where some economic releases have indicated a recession while others have indicated a strong economy, were the main driver for the volatility.
As of July 31, 2023, we eliminated the Fund’s positions in companies such as Arista, Walt Disney, and Humana where our confidence in the investment theses for these companies waned. During the period, we purchased new positions in Broadcom, a semiconductor designer and developer that we believe has been well positioned within the artificial intelligence (AI) space. We also purchased Align, which manufactures clear aligners and dental scanners.
Although we believe markets will likely continue to be choppy and we hope to receive more clarity on the path forward, we have sought to take advantage of the volatility at the end of the period by investing in well-managed companies where we believe future earnings growth is underappreciated by the market, while being cognizant of the downside risks. With interest rates likely stabilizing from here, we are hopeful this will provide a more supportive backdrop for growth stocks and for fundamentals to drive returns.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 07/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	14.7%
Consumer Discretionary	13.4
Consumer Staples	2.2
Energy	0.7
Financials	7.4
Health Care	16.0
Industrials	6.4
Information Technology	36.3
Real Estate	1.3
Total	98.4%
Short-Term Investments	0.4
Other Assets & Liabilities	1.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Municipal Opportunities ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 12/13/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Comparison of Change in Value of $10,000 Investment (12/13/2017 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	5 Years	Since Inception[1]
Municipal Opportunities ETF (NAV Return)	0.70%	2.05%	1.93%
Municipal Opportunities ETF (Market Price Return)	0.78%	2.06%	1.93%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	0.93%	1.84%	1.69%

[1]	Inception: 12/13/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of  the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

8

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Municipal Opportunities ETF returned 0.70%, based on net asset value, for the one-year period ended July 31, 2023, underperforming its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned 0.93% for the same period. The Fund outperformed the 0.56% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income market sectors generated mixed total returns during the one-year period ended July 31, 2023. The Bloomberg US Aggregate Bond Index generated a return of -3.37% during the period, while other sectors of the fixed-income markets generated positive total returns for the same period. Global sovereign debt yields rose during the period as most major central banks maintained tighter monetary policies to counter persistent inflation. By the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment.
Against this backdrop, tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a positive total return of 0.93% for the period, outperforming duration-equivalent Treasuries. The ratio of yields on 10-year AAA General Obligation (GO) bonds to yields on 10-year Treasuries decreased over the period from 83.1% on July 31, 2022, to 64.6% on July 31, 2023.
The primary detractors from the Fund’s performance relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index were an overweight allocation to high-yield bonds and security selection in investment-grade revenue bonds. Additionally, the Fund’s underweight allocation to both state and local GO bonds had a negative impact on performance. The Fund’s long duration posture at the 10-, 20-, and 30-year segments of the yield curve detracted from performance as well. These detractors from performance were partially offset by an overweight allocation to investment-grade revenue bonds and an underweight duration posture at the front-end and intermediate segments of the yield curve during a period when interest rates rose significantly.
Derivatives were not used in the Fund during the period and, therefore, had no impact on Fund performance.
What is the outlook as of the end of the period?
In our view, market fundamentals are broadly positive due to generous direct and indirect federal support as well as the emergence from the pandemic. Many municipal sectors have natural outlets for inflationary pressures, but we believe that the more labor-constrained sectors will be more challenged. We expect municipals to behave defensively in a downturn given their high quality and strong balance sheets. We believe that tax-exempt municipal valuations as represented by the municipal/Treasury yield ratio are currently unattractive relative to history. However, we believe municipal bond after-tax yields look attractive relative to comparable quality corporates at longer maturities. Valuations are at their highest levels at maturities 10 years and shorter, while intermediate and longer maturities are more attractive in our view. Issuance remained low at the end of the period as market volatility was elevated at the beginning of the year. We expect there will be pressure on spreads if heightened market volatility and the rising-rate environment persist.
We believe state governments are well positioned to maintain stable credit quality over the next 12 months due to a combination of strong reserve positions, continued personal income growth, and adequate but likely slower revenue performance.
For local governments, we are seeing generally solid reserve levels and believe a heavy reliance on property taxes should continue to provide revenue stability for the sector. In our view, a strong labor market will likely continue to support local economies and budgets supported by sales taxes, although the rate of sales tax growth is likely to slow.
In the Healthcare sector, we believe hospitals should continue to show signs of improvement through the year, with more predictable labor costs (though still elevated), revenue growth on high demand, and overall cost control. In our view, 2023 will not be a dramatic recovery year, but will be improved relative to 2022 and should build toward greater strength into 2024. We believe there will continue to be regional variances, with areas of the Pacific Northwest, New England, and the Midwest expected to struggle the most recovering from labor shortages. We expect providers in southern states and those with historically healthy financial performance and balance sheet cushion to fare better.
We have a positive outlook on the Lifecare sector. Recovery from COVID challenges continues, and occupancy levels are trending up across geographies. Higher fee increases are mitigating labor-cost pressures and have highlighted both the staying power of residents and the value of aggressive fee increases as a tool in the

9

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

management toolkit. Liquidity, supported by stimulus funding in 2020 and investment returns in 2021, was weakened by market declines and challenged operations. Entrance fees associated with occupancy improvement continue to drive balance sheet recovery.
In the Transportation sector, airline passenger recovery has occurred much faster than anticipated. We do not expect recessionary conditions in either late 2023 or early 2024 to significantly alter airport credit fundamentals. Toll road recovery is in the 110 to 125% range depending on the credit. We expect to see a revenue boost as automatic rate increases tied to inflation go into effect. Ports have minimum annual guarantees that fully cover operations and debt service (about 60% of total revenues), regardless of the volume of throughput at their facilities.
The Special Tax sector continues to be supported by adequate debt service coverage and debt service reserve funds, in our view, providing a much-needed cushion should pledged revenues soften.
Public power issuers benefit from unfettered rate setting flexibility, generally affordable rates, and a high level of essentiality. Therefore, we expect the credit quality of the sector will hold up well despite the recent increase in power prices.
Within the Higher Education sector, enrollments are stabilizing for the more established flagship and second tier universities. Conversely, smaller liberal arts schools have continued to struggle as their return on investments (ROI) remain questionable and the trend of a focus on value continues. We believe balance-sheet metrics should continue to rebound from 2022 given equity market gains year to date as of the end of the period.
At the sector level, the Fund was overweight tax-exempt Municipal Revenue bonds at the end of the period, particularly those in the Health Care, Housing, and Industrial sectors. The Fund continued to hold an out-of-benchmark allocation to tax-exempt high-yield bonds. The Fund was underweight to both local and state General Obligation Debt as well as Pre-Refunded Debt.
 Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 07/31/2023
Municipal Bonds	Percentage of Net Assets
Airport	8.2%
Development	3.9
Education	1.0
Facilities	0.1
General Obligation	7.8
Higher Education	5.2
Housing	0.7
Medical	13.0
Multifamily Housing	2.2
Nursing Homes	4.1
Other (2)	17.3
Pollution	0.3
Power	4.3
School District	6.1
Single Family Housing	5.1
Student Loan	1.3
Tobacco	1.2
Transportation	7.7
Utilities	2.6
Water	3.2
Total	95.3%
U.S. Government Agencies(3)	0.2
Short-Term Investments	1.3
Other Assets & Liabilities	3.2
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
10

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 09/14/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (09/14/2021 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	Since Inception[1]
Commodity Strategy ETF (NAV Return)	-11.63%	5.52%
Commodity Strategy ETF (Market Price Return)	-11.86%	5.43%
Bloomberg Commodity Index Total Return	-7.88%	7.88%

[1]	Inception: 09/14/2021
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio after Fee Waiver as shown in the Fund’s most recent prospectus, as supplemented June 15, 2023, was 0.59% and total annual fund operating expense ratio was 0.70%. Gross expenses do not reflect contractual fee waiver arrangements with respect to the Fund’s investment in its Cayman Islands subsidiary. Net expenses reflect such arrangements in instances when they reduce gross expenses. The fee waiver remains in effect for as long as the Fund is invested in the Cayman Islands subsidiary. Expenses shown include expenses of the Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

11

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
James Luke
Portfolio Manager
Schroder Investment Management North America Inc.
Malcolm Melville
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders Commodity Strategy ETF returned -11.63%, based on net asset value, for the one-year period ended July 31, 2023, underperforming its benchmark, the Bloomberg Commodity Index Total Return (the “Index”), which returned -7.88% for the same period. For the same period, the Fund underperformed the -6.18% average return of the Lipper Commodities General Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund seeks to provide investors with a diversified exposure to commodities primarily through investments in commodity futures. The period under review saw commodities come under greater scrutiny, as a result from the weakness in global demand, more favorable Consumer Price Index (CPI) base effects later in the period, and the substantial easing in global supply chain dislocations. Following an initial rise in commodity prices through July and August 2022, prices fell until June 2023, then started a recovery.
Having maintained a core overweight holding in the Energy sector until August 2022, the Fund’s exposure to this sector was then reduced to an underweight, with some exposures having been increased during the last two months of the period. The Energy sector rallied sharply at beginning of the period under review, but peaked in September 2022. This correction lasted until the end of June 2023, resulting in the sector being the worst performing market sector. The second half of 2022 saw the oil markets caught between the prospect of a deep developed-market recession coupled with a potentially recovering China and a lack of clarity regarding the impact of the European Union (EU) oil embargo on the ability of Russia to export to other markets. This tension continued into 2023, as crude prices traded in a extremely volatile and downward range, with some tentative signs emerging of a genuine inflection point and of a market entering a sharp deficit. Towards the end of July 2023, inventory draws in Europe and Asia, combined with a significant draw in United States (U.S.) Department of Energy (DoE) inventory data were one set of factors supporting prices. Tightening crude futures spreads, widening differences between crude oil and petroleum products derived from crude oil as well as narrowing Russian discounts all suggested a market finally tipping into deficit. On the demand side, while it is clear the first half of 2023 marginally disappointed versus consensus expectations, there was no aggregate glaring weakness. Global demand reached a record all-time high in July 2023, and U.S. demand was expected to reach an all-time high in August 2023 (surpassing the previous 2007 peak). Given this came at a time when international aviation demand had still not fully recovered, and industrial demand for crude (diesel and petrochemicals in particular) was outright contractionary, we did not believe a too pessimistic view of the market was appropriate. Production of U.S. natural gas continued to reach all-time highs driven by rising rig productivity, mainly in the Haynesville basin. Despite strong liquid natural gas (LNG) exports and strong domestic demand, inventories continued to recover from low levels.
In metals, Precious Metals finished the period in positive absolute return territory, despite experiencing a correction in early 2023. With the exception of the last quarter of 2022, the Fund’s Base Metals exposures have been underweight, while Precious Metals exposures have been kept broadly in line with the Index overall. From March 2023 onwards, gold has broadly remained rangebound as a result of relentless U.S.-dollar strength and surging real bond yields, which forced us to capitulate on our bullish Precious Metals stance, as of the end of the period.
In Industrial Metals, we remained broadly cautious given bearish scores on nickel and copper. Visible inventories remained very low, and so this cautious outlook was not without risk. A much faster than expected exit from China’s zero Covid policy in the final quarter of 2022 did surprise markets and lead to a sharp rally in the sector, which lasted until March 2023. However, with no evidence of a “big bang” China property stimulus that would drive big upgrades to demand numbers in that key consuming nation, underweight positions to industrial metals over the period under review were broadly maintained. A recovery in the Base Metals sector towards the end of the period allowed us to reduce the Fund’s underweights in this sector.
During the period under review, Agriculture generated a small positive return; having risen in the second half of 2022, the sector remained volatile and rangebound. In Agriculture, a core focus for the Fund was on wheat, with underweight positions in livestock and oilseeds (on account of large harvests). The war in Ukraine and the associated uncertainty with regard to the security of exports, as well as challenging weather conditions in certain regions offset by good conditions in others, primarily explained this trend. At the end of the review period, U.S. crop conditions remained broadly low (even if recent rains could provide a boost), the Black Sea export deal appeared to us highly unlikely to be restored in the near term and European drought conditions continued to threaten the summer crop.
Over the period, the largest drivers of negative absolute returns for the Fund were the Energy sector followed by Agriculture exposures. Negative returns from Base Metals were offset by positive returns

12

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

from Precious Metals. Relative to the Index, the Fund outperformed in the Energy sector, while it underperformed the  Index in the Metals and Agriculture sectors.
The Fund primarily uses commodity futures, in a long only and unleveraged manner, to gain market exposures to commodities. Therefore, around 95% of the Fund’s exposure was derived from such derivatives over the period, and these positions were the primary contributors to the Fund’s returns for the period ended July 31, 2023.
What is the outlook as of the end of the period?
As of July 31, 2023, we believe crude markets look poised to remain in a deficit in the short term with the Organization of the Petroleum Exporting Countries and other producers (OPEC+) withholding significant production from the market. With an extension of the 1 million barrel per day Saudi cut into September 2023 confirmed, we believe that one of the largest near-term risks to our positive oil stance has been removed. Into 2024, we believe the oil market is likely to be balanced with non-OPEC+ supply able to satisfy moderate global demand.
We have shifted to a more neutral stance on Industrial Metals. A more pro-active Chinese policy stance likely removes tail-risk downside scenarios related to the property and local government arenas in China, while early signs of a positive turn in the global goods cycle shouldn’t be dismissed.
We continue to think a U.S. Federal Reserve pivot on interest-rate policy (driven by meaningful weakness in U.S. labor markets) would trigger a move above all-time highs in gold. Stubborn U.S. services and labor-market strength suggests patience is still required, despite longer-term fiscal issues again highlighted via the recent U.S. debt downgrade.
U.S. wheat conditions have improved somewhat in our view, but the Black Sea grain deal has fallen apart which at the very least puts Ukraine’s projected wheat exports of around 10 metric tons at peril. The risk/reward profile in the agriculture sector remains good overall, in our view, though we are cognizant that moderation in these twin drivers could push broad grain prices back to recent lows. The corn U.S. harvest has yet to start, but the crop is expected to disappoint versus last year; however, stock to use in the U.S. is still likely to rise this year. In the coming months, several factors could increase grain market tightness principally the risk of yield downgrades and late-harvest frosts.
Very strong Brazilian harvests and a lackluster global balance has left U.S. soybean prices vulnerable to the downside should U.S. exports continue to disappoint, loosening the current tight U.S. balance sheet. Brazilian exports in July reached 9.9 metric tons, just shy of record levels, while Brazilian cash prices remain deeply discounted to their U.S. equivalents. Elsewhere, a collapsed Black Sea grain export deal has increased upside tail risks in grain markets.
Because commodities performed positively in 2022 when most asset classes saw declines, investors have been asking if commodities can still move higher (and for how long). There is broad consensus in our view that commodities in general remain too cheap in real terms (resulting in a lack of meaningful supply response), that inventories are low by historical standards, and that the long term demand picture is positive, especially on account of the energy transition. We believe this means the correction seen during the period under review will perhaps be seen as a healthy correction within a long term bull market.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Investments in the commodities market may increase the Fund's liquidity risk, volatility and risk of loss if adverse developments occur. • Investments linked to prices of commodities may be considered speculative. Significant exposure to commodities may subject the Fund to greater volatility than traditional investments. The value of such instruments may be volatile and fluctuate widely based on a variety of factors. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 07/31/2023
Sector	Percentage of Net Assets
Equity Securities
Materials	0.5%
Short-Term Investments	88.6
Other Assets & Liabilities	10.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 04/18/2018 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (04/18/2018 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	5 Years	Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	0.43%	1.73%	1.71%
Tax-Aware Bond ETF (Market Price Return)	0.53%	1.72%	1.72%
Bloomberg Municipal Bond Index	0.93%	1.87%	1.95%

[1]	Inception: 04/18/2018
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

14

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Lisa Hornby, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Neil G. Sutherland, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Julio C. Bonilla, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
David May
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders Tax-Aware Bond ETF returned 0.43%, based on net asset value, for the one-year period ended July 31, 2023, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index (the “Index”), which returned 0.93% for the same period. The Fund outperformed the -0.01% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the year.
Why did the Fund perform this way?
The one-year period ended July 31, 2023 was notable for the steady increase in fixed-income yields as the U.S. Federal Reserve (Fed) engaged in an aggressive interest-rate normalization policy in an effort to control inflation that resulted from COVID era policies and supply-chain disruptions. For the one-year period, interest rates as measured by the 10-year Treasury were higher by 130 basis points (bps) with the short end of the yield curve up even more. Also notable during the period was the performance of risk assets, which generally outperformed Treasuries on an excess return basis as the economic data continued to be resilient and expectations of recession were proven incorrect. Both investment-grade corporates (+372 bps) and tax-exempt municipals (+455 bps) outperformed Treasuries as the notion of a “soft landing” for the U.S. economy became more entrenched although not without moments of doubt.
The Fund underperformed the Index for the one-year ended July 31, 2023, as the Fund’s longer duration relative to the Index detracted from performance given the higher yields over the period. The Fund’s portfolio duration was nearly a year longer than the duration of the Index when the period began, which is more a reflection of the yields available in the market at the time than it was a tactical trade.
Security selection was materially positive for the Fund during the period due to specific tax-exempt securities, with fed agency, corporate supported, and general obligations all serving as material positive contributors to performance and numerous individual issuers also contributing positively. Tax-exempt investments were well supported over the period as higher yields resulted in lower issuance, which provided technical support to the market. This was a notable positive impact on the Fund’s performance as generally tax-exempt municipals saw outflows over this time period, although less than they did during the previous one-year period. Sector selection within the fixed income markets detracted from Fund performance as the negative impact from the Fund’s underweight to tax-exempts offset the positive impact from the allocation to corporates. Within tax-exempts, the allocation to U.S. federal agency bonds detracted the most from performance, as that sector underperformed broad tax-exempts due to the impact from higher rates on housing bonds. The positive impact from corporates was due to the allocation to issuers in the Financials and Industrials sectors. The market’s faith in the health of the economy resulted in tighter credit spreads for corporates despite the higher yields.
Over the period, the Fund’s allocation to tax-exempts remained steady as did the exposure to corporates and Treasuries. Although there were periods of weakness (such as during the banking crisis in March 2023), the market traded in a narrow range without providing material selloffs of any duration that allowed for notable changes to the allocation. As yields moved higher, the Fund’s duration moved longer as the extra yield allowed for more duration. As of the end of the period, the Fund’s duration is longer than the Index and positioned for a drop in yields. Derivatives were not used in the Fund during the period and, therefore, had no impact on Fund performance.
What is the outlook as of the end of the period?
Following a year of negative returns across the fixed income spectrum in 2022, the first half of 2023 has turned for the better, with nearly every sector posting positive total returns. We believe last year’s challenges are likely to become more beneficial over the next year as inflation has come down, growth has slowed, and the Federal Reserve is expected to pause or even reverse its monetary tightening cycle within the next 12 months. These shifts, combined with the highest yields in nearly two decades, create a much more favorable backdrop for fixed-income returns, in our view.

15

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

We continue to believe fixed-income investment opportunities generically, and particularly for Treasury and high-quality bonds, are very compelling compared to recent history. We believe absolute returns will continue to be more favorable due to three broad factors: valuations, as bonds in our view continue to offer the most attractive yields relative to the last decade; inflation, which we believe has peaked, though may remain above target, leading the Fed to keep rates higher for longer; and growth, where higher interest rates and tighter financial conditions will likely continue to cause growth to deteriorate, and we do not anticipate interest-rate cuts until the middle of 2024.
As liquidity continues to tighten globally, we expect market volatility to continue. It is important for investors to consider the evolving macroeconomic conditions, central bank policies, and market dynamics as they navigate the fixed-income market in the coming quarters. Our preference as of the end of the period remains to focus on the higher-quality segments of the market as we believe risk assets, including both equities and higher risk credit, currently forecast a growth environment that is much more benign than what we consider realistic. We remain cautious on the municipal market from a credit fundamental perspective, as federal support post-pandemic has been spent, although we do believe that most issuers are better positioned to handle revenue or expenditures challenges that may emerge in 2023 and beyond.
With continued market volatility, we expect to encounter opportunities to add risk to the portfolio over the next few quarters and redeploy capital into higher risk alternatives, such as longer-dated bonds.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, and extension risk.  • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk.  • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.  • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Security Type(1)
as of 07/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	5.2%
Municipal Bonds	79.3
U.S. Government Securities(2)	6.5
Total	91.0%
Short-Term Investments	16.9
Other Assets & Liabilities	(7.9)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
16

Hartford Short Duration ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 05/30/2018 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/30/2018 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	5 Years	Since Inception[1]
Short Duration ETF (NAV Return)	2.63%	2.01%	2.00%
Short Duration ETF (Market Price Return)	3.03%	2.08%	2.08%
Bloomberg 1-3 Year US Government/Credit Index	0.42%	1.21%	1.18%

[1]	Inception: 05/30/2018
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

17

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Timothy E. Smith*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Marc K. Piccuirro, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*Timothy E. Smith, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Smith’s portfolio management responsibilities will transition to Marc K. Piccuirro, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
Hartford Short Duration ETF returned 2.63%, based on net asset value, for the one-year period ended July 31, 2023, outperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index (the “Index”), which returned 0.42% for the same period. The Fund outperformed the 1.59% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income market sectors generated mixed total returns during the one-year period ended July 31, 2023. The Bloomberg US Aggregate Bond Index generated a return of -3.37% during the period, while other sectors of the fixed-income markets generated positive total returns for the same period. Global sovereign debt yields rose as most major central banks maintained tighter monetary policies to counter persistent inflation. By the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed. Investment-grade  corporate spreads narrowed by 0.31% while high-yield corporate spreads tightened by 1.02%, according to Bloomberg Index data. Securitized credit sectors underperformed on a total and excess return basis amid forced sales of banks’ agency mortgage holdings and the ongoing effects of regional bank stress on the commercial real estate market. Securitized credit sector performance rebounded partially as of the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of Mortgage-Backed Securities (MBS).
The Fund’s primary driver of outperformance relative to the Index was the out-of-benchmark exposure to bank loans, which generated excess returns over duration-equivalent Treasuries during the period. Additionally, the Fund’s security selection in and overweight allocation to investment-grade corporate credit was additive to returns. The Fund’s duration and yield-curve positioning was additive as well, as the Fund held a short duration posture at the one- and two-year segments of the yield curve during a period in which interest rates rose significantly. The Fund’s out-of-benchmark exposure to asset-backed securities had a positive impact on relative performance.
The primary detractor from Index-relative performance was the Fund’s out-of-benchmark exposure to non-agency residential mortgage-backed securities (NA RMBS).
Derivatives were not used in a significant manner in the Fund and did not have a material impact on Fund performance during the period.
What is the outlook as of the end of the period?
As of July 31, 2023, we continue to find select opportunities when combining fundamentals and valuations across the corporate and securitized sectors. We remain focused on higher-quality credits that we believe offer a sensible source of income in this environment. We are leaning into higher quality structured sectors, particularly consumer asset-backed securities (ABS), given what we view as their relative attractiveness. We are also finding more opportunity within agency MBS and continue to hold collateralized loan obligations (CLO) and NA RMBS. Given our view that corporates are likely past peak fundamentals and our expectation for greater credit dispersion, we are selective within corporate credit.  Spreads are trading around historical medians, which in our view is at odds with rising recession risk including increased risk for corporates.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing,

18

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	23.3%
Corporate Bonds	46.7
Senior Floating Rate Interests	16.9
U.S. Government Agencies(2)	4.4
U.S. Government Securities	5.3
Total	96.6%
Short-Term Investments	1.0
Other Assets & Liabilities	2.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
19

Hartford Sustainable Income ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 09/21/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return, within a sustainability framework.
Comparison of Change in Value of $10,000 Investment (09/21/2021 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	Since Inception[1]
Sustainable Income ETF (NAV Return)	4.28%	-5.41%
Sustainable Income ETF (Market Price Return)	4.39%	-5.17%
Bloomberg US Aggregate Bond Index	-3.37%	-6.75%

[1]	Inception: 09/21/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.54%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

20

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Sustainable Income ETF returned 4.28% based on net asset value for the trailing one-year period ended July 31, 2023, outperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -3.37% for the same period. The Fund outperformed the 0.86% average return of Lipper Multi-Sector Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income sectors generated mixed total returns during the one-year period ended July 31, 2023. The Bloomberg US Aggregate Bond Index generated a return of -3.37% during the period, while higher-yielding sectors generated positive total returns. Global sovereign yields rose as most major central banks maintained tighter monetary policies to counter persistent inflation. By the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed. Investment-grade corporate spreads narrowed by 0.31%, while high-yield corporate spreads tightened by 1.02%, according to the Bloomberg US Corporate Index and Bloomberg US High Yield Index, respectively. Securitized sectors underperformed duration-equivalent Treasuries on a total and excess return basis amid forced sales of banks’ agency mortgage holdings and due to the impact of regional bank stress on the commercial real estate market. Securitized sector performance rebounded partially by the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of mortgage-backed securities (MBS).
Global fixed-income sectors rallied at times over the trailing one-year period ended July 31, 2023 on the back of easing inflation pressures and mixed economic data. However, concerns about global growth and corporate profitability persisted, particularly as volatility in overall markets spiked in the first quarter of 2023 on fears of broader contagion in the banking system. Inflation showed signs of peaking but at levels well above central bank targets and wages remained elevated. The United Kingdom (U.K.) grappled with the highest inflation among developed markets. The U.S. labor market remained tight and consumer confidence improved; meanwhile, weaker demand weighed down global manufacturing activity, particularly in the eurozone and China.
Sovereign yields rose over the period amid multiple interest-rate hikes from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more accommodative approaches. By the end of the period, the Fed appeared close to reaching peak policy rates, though it left open the possibility of at least one additional interest-rate hike in 2023. The European Central Bank (ECB) delivered several consecutive 50-basis-point interest-rate hikes throughout the period and signaled it could pause at the September 2023 meeting. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, though it widened its target ranges for government bond yields. China’s COVID-19 recovery post reopening was tepid, and the People’s Bank of China (PBOC) reduced the required reserve ratio to loosen interbank funding conditions.
Over the period, the U.S. dollar ended mixed versus most currencies as central banks increasingly charted different policy courses and amid the growing possibility that the Fed may be nearing the end of its interest-rate hiking cycle. European currencies generally ended higher versus the U.S. dollar. The Japanese yen experienced volatility during the period and ended lower as the BOJ remained the outlier among major G10 central banks to maintain its extremely loose monetary policy. Emerging-markets (EM) currencies ended mixed, with select Latin American currencies outperforming and the Turkish lira underperforming.
Credit sectors, which include most of the Fund’s green bond allocations, outperformed government bonds during the period. The Fund’s exposure to EM debt, including both EM corporate and EM select sovereign debt, contributed positively to performance amid the spread tightening exhibited across positions held within these sectors over the course of the period. The Fund maintained a pro-risk bias toward EM investments, as we expected EM fundamentals to continue to improve as debt burdens trended lower, and inflation was expected to wane. Out-of-benchmark allocations to high yield and bank loans helped results relative to the Bloomberg US Aggregate Bond Index, particularly in the Industrials sector, as spreads moved tighter across credit sectors during the period. An allocation to Convertible Bonds,

21

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

where we focus exposures in the digitization and healthcare innovation sectors, had a slight positive impact on performance. This positive impact was partially offset by the Fund’s underweight positioning within investment-grade credit, which detracted from relative performance. The Fund’s allocation to securitized sectors also had a positive impact on performance relative to the Bloomberg US Aggregate Bond Index. The Fund’s relative outperformance was led by positive results from an allocation to non-agency residential mortgage-backed securities (NA RMBS) supported by stronger housing data in the latter part of the period and structural supply shortages. An underweight to agency MBS and an allocation to collateralized loan obligations (CLOs) helped performance, while an underweight to commercial mortgage-backed securities (CMBS) detracted modestly. The Fund’s positioning in developed government bonds, particularly an underweight to non-U.S. governments, detracted from overall results, while an allocation to Treasury Inflation-Protected Securities (TIPS) contributed favorably to relative results during the period.
The Fund implemented tactical interest-rate positions using derivatives  during the period, which contributed positively to relative results. During the period, the Fund used futures and currency forwards to implement non-U.S. rate and currency positions which detracted overall from results. The Fund also made use of interest-rate swaps to manage the interest-rate risk and duration of the portfolio, a position that had a neutral impact on results. Credit swaps (credit default swaps (CDX) and ITRAXX) were used to manage credit exposure, and overall portfolio risk. EM credit default swap positions had a negative impact on performance during the period, while high-yield CDX and ITRAXX contributed notably to results.
During the period, we added new impact issuers to take advantage of what we viewed as compelling opportunities across sovereign and corporate credit sectors. During the period, we added exposure to an Eastern European bank whose lending activities in our view are advancing financial inclusion among underbanked customer segments in an underbanked country. We also added exposure to a global leader in sustainable packaging, as well as to sovereign green bonds where we were confident that the uses of proceeds of the bond issue were aligned with environmental themes such as resource stewardship.
What is the outlook as of the end of the period?
We have seen early signs that monetary policy is having its desired effect of slowing down growth. Furthermore, a significant easing of financial conditions seems very unlikely in our view absent a credit crisis or core inflation settling back to central banks targets of 2%. We are still finding plenty of opportunities to add value through credit sector rotation. We will be ready to add risk when we believe spreads look more attractive.
As of the end of the period, the Fund maintained an average duration profile while preserving cash and liquidity. The Fund maintained an underweight exposure to investment-grade credit and agency MBS, favoring high yield issues – particularly European banks, bank loan issuers with sustainable cash flows and pricing power, and select seasoned non-agency residential MBS opportunities. The Fund also held select convertible bonds focused on digitization and healthcare innovation themes. The Fund held select green bonds, social, and sustainable bonds supporting environmental, social, and resource efficiency projects. As of the end of the period, we maintained a pro-risk bias within EM, focusing on exporters and countries with what we consider to be good macro policies. In select sectors, the Fund also held EM corporate issuers that were believed to have prudent balance-sheet management.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The Fund’s sustainability policy could cause it to perform differently than similar funds that do not have such a policy. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
22

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Composition by Security Type(1)
as of 07/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.1
Total	0.2%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	8.4%
Convertible Bonds	2.8
Corporate Bonds	40.8
Foreign Government Obligations	9.3
Senior Floating Rate Interests	12.1
U.S. Government Agencies(2)	7.1
U.S. Government Securities	17.0
Total	97.5%
Short-Term Investments	2.8
Other Assets & Liabilities	(0.5)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
23

Hartford Total Return Bond ETF
 Fund Overview
 July 31, 2023 (Unaudited)

Inception 09/27/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (09/27/2017 - 07/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2023
	1 Year	5 Years	Since Inception[1]
Total Return Bond ETF (NAV Return)	-2.15%	1.12%	0.83%
Total Return Bond ETF (Market Price Return)	-1.64%	1.16%	0.86%
Bloomberg US Aggregate Bond Index	-3.37%	0.75%	0.44%

[1]	Inception: 09/27/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2023.

24

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Total Return Bond ETF returned -2.15% based on net asset value for the one-year period ended July 31, 2023, outperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -3.37% for the same period. The Fund also outperformed the -3.03% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income sectors generated mixed total returns during the trailing one-year period ended July 31, 2023. The Bloomberg US Aggregate Bond Index generated a return of -3.37% during the period, while higher-yielding sectors generated positive total returns. Global sovereign yields rose as most major central banks maintained tighter monetary policies to counter persistent inflation. By the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed. Investment-grade (IG) corporate spreads narrowed by 0.31% while high-yield corporate spreads tightened by 1.02%, according to the Bloomberg US Corporate Index and Bloomberg US High Yield Index, respectively. Securitized sectors underperformed on a total and excess return basis amid forced sales of banks’ agency mortgage holdings and due to the impact of regional bank stress on the commercial real estate market. Securitized sector performance rebounded partially as of the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of mortgage-backed securities (MBS).
Global fixed-income sectors rallied at times over the trailing one-year period ended July 31, 2023 on the back of easing inflation pressures and mixed economic data. However, concerns about global growth and corporate profitability persisted, particularly as volatility in overall markets spiked in the first quarter of 2023 on fears of broader contagion in the banking system. Inflation showed signs of peaking but at levels well above central-bank targets, and wages remained elevated. The United Kingdom (U.K.) grappled with the highest inflation among developed markets. The U.S. labor market remained tight and consumer confidence improved; meanwhile, weaker demand weighed down global manufacturing activity, particularly in the eurozone and China.
Sovereign yields rose over the period amid multiple interest-rate hikes from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more accommodative approaches. By the end of the period, the Fed appeared close to reaching peak policy rates, though it left open the possibility of at least one additional interest-rate hike in 2023. The European Central Bank (ECB) delivered several consecutive 50-basis-point interest-rate hikes throughout the period and signaled it could pause these hikes at its September 2023 meeting. The Bank of Japan (BOJ) was the notable exception in terms of staying the course of retaining an accommodative policy, despite rising core inflation, although it widened its target ranges for government bond yields. China’s COVID-19 recovery post reopening was tepid, and the People’s Bank of China (PBOC) reduced the required reserve ratio to loosen interbank funding conditions.
Over the period, the U.S. dollar ended mixed versus most currencies as central banks increasingly charted different policy courses and the growing possibility the Fed would be nearing the end of its interest-rate hiking cycle. European currencies generally ended higher versus the U.S. dollar. The Japanese yen experienced volatility during the period and ended lower as the BOJ remained the outlier among major G10 central banks in maintaining its extremely loose monetary policy. Emerging market (EM) currencies ended mixed during the period, with select Latin American currencies outperforming and the Turkish lira underperforming.
The Fund’s overweight and out-of-benchmark exposure to credit sectors represented the primary contributors to outperformance relative to the Bloomberg US Aggregate Bond Index as government bonds underperformed credit. The Fund’s allocation to structured finance sectors had mixed results. The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) detracted from relative performance. Exposure to other securitized credit sectors including commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) contributed positively to relative performance. An overweight to agency MBS pass-throughs had a negative impact. Out-of-benchmark exposure to high yield investments had a positive impact over the

25

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

period, particularly within the Industrials sector. The Fund’s allocation to emerging-markets (EM) sovereign and corporate debt benefited performance relative to the Bloomberg US Aggregate Bond Index. The Fund’s positioning within investment-grade credit contributed positively to relative performance, particularly security selection within the Financials and Industrials sectors. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) also contributed positively to performance.
The Fund held tactical interest-rate positions during the period, including interest-rate futures and swaps, which contributed positively to overall results relative to the Bloomberg US Aggregate Bond Index. During the period, the Fund used currency forwards and options to implement non-U.S. rate and currency positions which detracted overall from performance. Credit default swaps (CDX) were used to manage credit exposure and overall portfolio risk. EM credit default swap  positions had a negative impact on performance during the period, while investment-grade and high-yield CDX contributed positively to results.
What is the outlook as of the end of the period?
As of July 31, 2023, we believe that the economic outlook will deteriorate as the impacts of tighter global monetary policies contribute to tighter financial conditions and rising unemployment, raising the risks of global recession before the end of 2023. However, consumer balance sheets appear to be very healthy, in our view, and higher wages will likely help cushion against the impact of elevated inflation. Furthermore, a recession would alleviate demand inflation pressures, enabling central banks to eventually shift to more accommodative monetary policies. We continue to monitor cycle indicators for signs that a deterioration of growth warrants a shift in our risk posture.
As of the end of the period, the Fund maintained an underweight to investment-grade  credit due to what we consider to be better observed opportunities in various out-of-benchmark sectors, including high-quality securitized credit, BB rated high yield (where some names are trading wide despite risk profiles that are similar to BBB rated credit), and select emerging markets (where we see compelling valuations and improving fundamentals). The Fund was overweight agency MBS (focusing on relative value opportunities and income, we have observed valuations that we believe are more attractive following increased interest rate volatility). We think duration will act as a better stabilizer of returns than it did in 2022, as the market and central banks shift their focus to promoting economic growth from fighting inflation; the Fund maintained a long duration bias versus the benchmark.
As of the end of the period, the Fund had a longer duration positioning at the aggregate portfolio level relative to the Bloomberg US Aggregate Bond Index. The Fund continued to have an allocation to TIPS. We decreased the Fund’s underweight exposure to credit, held an allocation to high yield, and reduced  exposure to EM debt. We continue to favor agency MBS. The Fund maintained an allocation to collateralized mortgage obligations (CMOs) and reduced its overweight to pass-throughs. In other securitized markets, the Fund maintained overweight positions to CMBS and ABS sectors and maintained an allocation to non-agency RMBS. The Fund continued to hold an allocation to CLOs.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
26

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2023 (Unaudited)

Composition by Security Type(1)
as of 07/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	20.5%
Corporate Bonds	26.8
Foreign Government Obligations	2.5
Municipal Bonds	1.1
U.S. Government Agencies(2)	44.3
U.S. Government Securities	22.7
Total	117.9%
Short-Term Investments	0.7
Purchased Options	0.0 *
Other Assets & Liabilities	(18.6)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2023.
27

Hartford Active ETFs
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) US Treasury Bills.
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

28

Hartford Active ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2023 through July 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During the Period February 1, 2023 through July 31, 2023	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During the Period February 1, 2023 through July 31, 2023	Annualized expense ratio
Hartford Core Bond ETF	$ 1,000.00	$ 993.70	$ 1.43	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Large Cap Growth ETF	$ 1,000.00	$ 1,230.20	$ 3.26	$ 1,000.00	$ 1,021.87	$ 2.96	0.59%
Hartford Municipal Opportunities ETF	$ 1,000.00	$ 1,003.20	$ 1.44	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Schroders Commodity Strategy ETF (Consolidated)	$ 1,000.00	$ 981.40	$ 4.18	$ 1,000.00	$ 1,020.58	$ 4.26	0.85%
Hartford Schroders Tax-Aware Bond ETF	$ 1,000.00	$ 998.20	$ 1.93	$ 1,000.00	$ 1,022.86	$ 1.96	0.39%
Hartford Short Duration ETF	$ 1,000.00	$ 1,013.90	$ 1.45	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Sustainable Income ETF	$ 1,000.00	$ 1,010.40	$ 2.69	$ 1,000.00	$ 1,022.12	$ 2.71	0.54%
Hartford Total Return Bond ETF	$ 1,000.00	$ 993.90	$ 1.43	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
29

Hartford Core Bond ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6%
	Asset-Backed - Automobile - 2.5%
$ 30,000	American Credit Acceptance Receivables Trust 4.55%, 10/13/2026(1)	$ 29,694
440,000	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	435,406
353,683	Chesapeake Funding II LLC 5.65%, 05/15/2035(1)	350,852
510,835	CPS Auto Receivables Trust 5.91%, 08/16/2027(1)	510,114
	DT Auto Owner Trust
140,000	5.19%, 10/16/2028(1)	138,098
155,000	5.41%, 02/15/2029(1)	152,931
215,000	Enterprise Fleet Financing LLC 5.42%, 10/22/2029(1)	213,629
	Exeter Automobile Receivables Trust
200,959	2.18%, 06/15/2026	199,199
155,000	4.57%, 01/15/2027	153,334
210,000	5.72%, 04/15/2027	208,617
87,000	6.03%, 08/16/2027	86,898
90,000	6.11%, 09/15/2027	89,930
	Flagship Credit Auto Trust
259,000	4.69%, 07/17/2028(1)	251,880
77,000	5.05%, 01/18/2028(1)	75,447
195,000	5.21%, 05/15/2028(1)	191,633
45,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	44,247
445,000	OneMain Direct Auto Receivables Trust 5.41%, 11/14/2029(1)	437,434
105,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	102,240
	Santander Drive Auto Receivables Trust
380,000	4.42%, 11/15/2027	370,205
120,000	4.43%, 03/15/2027	117,511
85,000	4.72%, 06/15/2027	83,364
160,000	4.98%, 02/15/2028	157,099
280,000	5.61%, 07/17/2028	279,041
350,000	5.95%, 01/17/2028	349,500
235,000	SFS Auto Receivables Securitization Trust 5.47%, 12/20/2029(1)	233,831
128,451	Tricolor Auto Securitization Trust 6.48%, 08/17/2026(1)	128,051
	Westlake Automobile Receivables Trust
105,000	1.65%, 02/17/2026(1)	101,305
280,000	4.31%, 09/15/2027(1)	274,127
90,000	5.41%, 01/18/2028(1)	88,987
400,000	6.14%, 03/15/2028(1)	400,040
145,000	World Omni Auto Receivables Trust 5.03%, 05/15/2029	142,492
		6,397,136
	Asset-Backed - Finance & Insurance - 0.6%
380,000	Bain Capital Credit CLO Ltd. 6.79%, 07/25/2034, 3 mo. USD Term SOFR + 1.44%(1)(2)	376,757
47,516	BHG Securitization Trust 0.90%, 10/17/2034(1)	45,516
250,000	BlueMountain CLO XXIV Ltd. 6.69%, 04/20/2034, 3 mo. USD Term SOFR + 1.36%(1)(2)	246,429
470,000	BlueMountain CLO XXXI Ltd. 6.73%, 04/19/2034, 3 mo. USD Term SOFR + 1.41%(1)(2)	464,357
345,000	Regatta VI Funding Ltd. 6.75%, 04/20/2034, 3 mo. USD Term SOFR + 1.42%(1)(2)	342,164
		1,475,223
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Asset-Backed - Student Loan - 0.3%
	Navient Private Education Refi Loan Trust
$ 159,110	0.97%, 12/16/2069(1)	$ 134,653
267,116	1.11%, 02/18/2070(1)	224,636
333,314	5.51%, 10/15/2071(1)	328,465
		687,754
	Commercial Mortgage-Backed Securities - 4.3%
235,000	245 Park Avenue Trust 3.51%, 06/05/2037(1)	209,658
	BBCMS Mortgage Trust
125,000	3.66%, 04/15/2055(3)	110,991
120,000	4.60%, 06/15/2055(3)	113,835
175,000	5.44%, 12/15/2055(3)	177,961
55,000	5.71%, 12/15/2055(3)	57,011
	Benchmark Mortgage Trust
2,787,532	0.72%, 07/15/2056(3)	116,940
560,916	1.51%, 01/15/2054(3)(4)	46,976
616,521	1.79%, 07/15/2053(3)(4)	43,815
	BX Commercial Mortgage Trust
480,000	6.04%, 09/15/2036, 1 mo. USD Term SOFR + 0.81%(1)(2)	467,370
149,014	6.26%, 10/15/2036, 1 mo. USD Term SOFR + 1.03%(1)(2)	148,495
630,000	BX Trust 6.24%, 10/15/2036, 1 mo. USD Term SOFR + 1.01%(1)(2)	612,747
215,000	CAMB Commercial Mortgage Trust 6.41%, 12/15/2037, 1 mo. USD Term SOFR + 1.18%(1)(2)	214,052
42,369	Citigroup Commercial Mortgage Trust 3.61%, 11/10/2048	41,142
	Commercial Mortgage Trust
100,000	2.82%, 01/10/2039(1)	82,260
35,000	3.18%, 02/10/2048	33,445
150,000	3.31%, 03/10/2048	142,902
110,000	3.38%, 01/10/2039(1)	86,506
210,000	3.61%, 08/10/2049(1)(3)	197,463
30,000	CSAIL Commercial Mortgage Trust 4.36%, 11/15/2051(3)	28,823
97,069	CSMC Trust 2.26%, 08/15/2037(1)	87,137
280,000	DBGS Mortgage Trust 4.47%, 10/15/2051	260,885
	DBJPM Mortgage Trust
467,248	1.71%, 09/15/2053(3)(4)	29,114
26,981	3.04%, 05/10/2049	25,798
	FREMF Mortgage Trust
295,000	3.61%, 04/25/2048(1)(3)	282,838
90,000	3.67%, 11/25/2049(1)(3)	86,778
230,000	3.76%, 07/25/2026(1)(3)	215,884
225,000	3.95%, 06/25/2049(1)(3)	213,776
315,000	4.16%, 08/25/2047(1)(3)	307,498
375,000	GS Mortgage Securities Trust 3.44%, 11/10/2049(3)	347,160
200,000	Hawaii Hotel Trust 6.42%, 05/15/2038, 1 mo. USD Term SOFR + 1.20%(1)(2)	198,683
1,097,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.82%, 08/15/2049	1,002,073
	JPMBB Commercial Mortgage Securities Trust
45,904	3.56%, 12/15/2048	44,331
635,000	3.58%, 03/17/2049	596,703
	JPMDB Commercial Mortgage Securities Trust
83,032	2.95%, 06/15/2049	79,863
632,000	3.14%, 12/15/2049	573,597
127,330	3.24%, 10/15/2050	120,846
722,483	Life Mortgage Trust 6.04%, 03/15/2038, 1 mo. USD Term SOFR + 0.81%(1)(2)	705,927

The accompanying notes are an integral part of these financial statements.
30

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Commercial Mortgage-Backed Securities - 4.3% - (continued)
$ 210,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	$ 201,609
50,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	46,238
	Wells Fargo Commercial Mortgage Trust
360,000	3.15%, 05/15/2048	341,276
719,000	3.43%, 03/15/2059	675,752
44,770	3.52%, 12/15/2048	43,332
420,000	3.64%, 03/15/2050	385,628
235,000	3.81%, 12/15/2048	222,327
	Wells Fargo NA
3,986,979	0.64%, 11/15/2062(3)(4)	130,427
952,450	0.94%, 02/15/2052(3)(4)	36,679
998,212	0.99%, 02/15/2056(3)(4)	66,127
1,477,329	1.33%, 11/15/2053(3)(4)	103,372
1,249,977	1.76%, 03/15/2063(3)(4)	116,432
170,000	2.04%, 02/15/2054	135,776
145,000	4.41%, 11/15/2061(3)	138,128
		10,754,386
	Other Asset-Backed Securities - 8.3%
	Affirm Asset Securitization Trust
8,949	1.90%, 01/15/2025(1)	8,844
2,074	3.46%, 10/15/2024(1)	2,068
210,000	6.61%, 01/18/2028(1)	209,030
114,950	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	113,895
100,000	Arbor Realty Commercial Real Estate Notes Ltd. 6.44%, 05/15/2036, 1 mo. USD Term SOFR + 1.21%(1)(2)	98,695
129,679	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	127,352
541,155	Barings CLO Ltd. 6.78%, 10/20/2030, 3 mo. USD Term SOFR + 1.45%(1)(2)	538,349
315,000	Benefit Street Partners CLO XXXI Ltd. 7.22%, 04/25/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	313,213
460,000	BlueMountain CLO XXXIII Ltd. 6.57%, 11/20/2034, 3 mo. USD LIBOR + 1.19%(1)(2)	454,390
246,409	Carlyle Global Market Strategies CLO Ltd. 6.37%, 05/15/2031, 3 mo. USD LIBOR + 1.05%(1)(2)	244,755
268,182	Carlyle U.S. CLO Ltd. 6.61%, 04/20/2031, 3 mo. USD Term SOFR + 1.28%(1)(2)	266,846
190,000	CCG Receivables Trust 5.82%, 09/16/2030(1)	190,105
	CF Hippolyta Issuer LLC
94,245	1.53%, 03/15/2061(1)	82,196
126,765	1.69%, 07/15/2060(1)	114,161
97,713	5.97%, 08/15/2062(1)	95,805
95,000	CNH Equipment Trust 4.77%, 10/15/2030	93,490
	DB Master Finance LLC
147,750	2.79%, 11/20/2051(1)	117,144
707,437	4.35%, 05/20/2049(1)	645,165
160,000	DLLAA LLC 5.64%, 02/22/2028(1)	160,466
	Domino's Pizza Master Issuer LLC
151,512	2.66%, 04/25/2051(1)	128,157
434,250	3.67%, 10/25/2049(1)	378,980
207,900	4.12%, 07/25/2047(1)	191,518
267,366	Dryden 55 CLO Ltd. 6.59%, 04/15/2031, 3 mo. USD Term SOFR + 1.28%(1)(2)	266,216
295,000	Elmwood CLO Ltd. 7.31%, 04/16/2036, 3 mo. USD Term SOFR + 2.25%(1)(2)	296,199
	FirstKey Homes Trust
154,128	4.15%, 05/17/2039(1)	145,393
586,682	4.25%, 07/17/2039(1)	555,075
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Other Asset-Backed Securities - 8.3% - (continued)
$ 640,000	FS Rialto Issuer LLC 6.59%, 11/16/2036, 1 mo. USD LIBOR + 1.25%(1)(2)	$ 620,804
752,881	Galaxy XXIV CLO Ltd. 6.69%, 01/15/2031, 3 mo. USD Term SOFR + 1.38%(1)(2)	752,316
250,000	Invesco U.S. CLO Ltd. 7.16%, 04/21/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	247,950
268,817	KKR CLO 21 Ltd. 6.57%, 04/15/2031, 3 mo. USD Term SOFR + 1.26%(1)(2)	266,929
	Kubota Credit Owner Trust
215,000	5.02%, 06/15/2027(1)	212,411
230,000	5.28%, 01/18/2028(1)	228,954
270,000	Madison Park Funding XXII Ltd. 6.83%, 01/15/2033, 3 mo. USD Term SOFR + 1.52%(1)(2)	269,860
250,000	Magnetite XVII Ltd. 6.69%, 07/20/2031, 3 mo. USD Term SOFR + 1.36%(1)(2)	249,719
330,000	MF1 Ltd. 6.82%, 02/19/2037, 30 day USD SOFR Average + 1.75%(1)(2)	320,452
380,000	New Economy Assets Phase 1 Sponsor LLC 1.91%, 10/20/2061(1)	325,713
330,000	New Residential Advance Receivables Trust Advance Receivables Backed 1.43%, 08/15/2053(1)	329,085
305,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	302,506
410,000	Octagon 61 Ltd. 7.42%, 04/20/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	414,007
785,000	Octagon Investment Partners XXI Ltd. 6.32%, 02/14/2031, 3 mo. USD LIBOR + 1.00%(1)(2)	775,832
	PRET LLC
178,323	1.74%, 07/25/2051(1)(5)	164,246
495,142	1.84%, 09/25/2051(1)(5)	447,933
119,659	1.87%, 07/25/2051(1)(5)	109,055
505,424	2.49%, 10/25/2051(1)(5)	469,809
398,180	Pretium Mortgage Credit Partners I LLC 2.36%, 10/27/2060(1)(5)	370,123
220,728	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(5)	203,742
	Progress Residential Trust
402,381	1.51%, 10/17/2038(1)	351,485
144,016	3.20%, 04/17/2039(1)	131,290
398,972	4.44%, 05/17/2041(1)	373,732
106,954	4.45%, 06/17/2039(1)	101,806
179,717	4.75%, 10/27/2039(1)	172,564
100,000	Regional Management Issuance Trust 2.34%, 10/15/2030(1)	96,301
290,000	RR 26 Ltd. 6.98%, 04/15/2038, 3 mo. USD Term SOFR + 2.25%(1)(2)	291,166
25,223	SCF Equipment Leasing LLC 1.19%, 10/20/2027(1)	24,962
10,385	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	10,251
785,000	Sound Point CLO XIX Ltd. 6.57%, 04/15/2031, 3 mo. USD Term SOFR + 1.26%(1)(2)	777,667
390,000	Sound Point CLO XXIX Ltd. 6.68%, 04/25/2034, 3 mo. USD Term SOFR + 1.33%(1)(2)	385,956
60,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	54,282
75,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	67,214
350,000	Texas Debt Capital CLO Ltd. 7.12%, 04/20/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	350,050
655,000	Tricon Residential Trust 3.86%, 04/17/2039(1)	611,598

The accompanying notes are an integral part of these financial statements.
31

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Other Asset-Backed Securities - 8.3% - (continued)
	Upstart Securitization Trust
$ 12,213	0.83%, 07/20/2031(1)	$ 12,121
57,666	0.84%, 09/20/2031(1)	56,831
235,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	211,582
	VCAT LLC
118,642	1.74%, 05/25/2051(1)(5)	109,127
641,401	1.87%, 08/25/2051(1)(5)	592,641
462,666	1.92%, 09/25/2051(1)(5)	424,004
47,323	2.12%, 03/27/2051(1)(5)	44,790
660,000	Venture 37 CLO Ltd. 6.72%, 07/15/2032, 3 mo. USD Term SOFR + 1.41%(1)(2)	652,017
390,000	Venture 42 CLO Ltd. 6.70%, 04/15/2034, 3 mo. USD Term SOFR + 1.39%(1)(2)	383,333
150,000	Venture 43 CLO Ltd. 6.81%, 04/15/2034, 3 mo. USD Term SOFR + 1.50%(1)(2)	147,881
239,493	VOLT CIII LLC 1.99%, 08/25/2051(1)(5)	209,409
179,875	VOLT XCIII LLC 1.89%, 02/27/2051(1)(5)	166,411
135,168	VOLT XCIV LLC 2.24%, 02/27/2051(1)(5)	124,761
161,717	VOLT XCIX LLC 2.12%, 04/25/2051(1)(5)	146,344
91,231	VOLT XCV LLC 2.24%, 03/27/2051(1)(5)	84,645
250,000	Voya CLO Ltd. 6.76%, 10/18/2031, 3 mo. USD Term SOFR + 1.45%(1)(2)	249,404
300,000	Wellfleet CLO X Ltd. 6.76%, 07/20/2032, 3 mo. USD Term SOFR + 1.43%(1)(2)	295,562
200,900	Wendy's Funding LLC 2.37%, 06/15/2051(1)	165,378
98,500	Wingstop Funding LLC 2.84%, 12/05/2050(1)	85,187
		20,880,705
	Whole Loan Collateral CMO - 7.6%
286,452	510 Asset-Backed Trust 2.12%, 06/25/2061(1)(5)	260,004
	Angel Oak Mortgage Trust
92,387	0.91%, 01/25/2066(1)(3)	73,838
313,600	0.95%, 07/25/2066(1)(3)	246,801
57,708	0.99%, 04/25/2053(1)(3)	51,904
78,589	0.99%, 04/25/2066(1)(3)	62,834
206,633	1.04%, 01/20/2065(1)(3)	164,488
149,186	1.07%, 05/25/2066(1)(3)	121,641
465,005	1.46%, 09/25/2066(1)(3)	366,374
27,597	1.47%, 06/25/2065(1)(3)	25,446
45,795	1.69%, 04/25/2065(1)(3)	41,534
230,401	1.82%, 11/25/2066(1)(3)	192,495
605,244	2.88%, 12/25/2066(1)(5)	532,879
26,880	Arroyo Mortgage Trust 3.81%, 01/25/2049(1)(3)	25,149
154,261	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	131,362
	BRAVO Residential Funding Trust
52,621	0.94%, 02/25/2049(1)(3)	45,079
73,793	0.97%, 03/25/2060(1)(3)	66,384
390,431	1.62%, 03/01/2061(1)(5)	350,049
	Bunker Hill Loan Depositary Trust
49,608	1.72%, 02/25/2055(1)(3)	47,158
26,105	2.88%, 07/25/2049(1)(5)	24,386
71,885	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	57,902
406,489	CIM Trust 1.43%, 07/25/2061(1)(3)	345,862
	COLT Mortgage Loan Trust
35,334	0.80%, 07/27/2054(1)	30,133
130,036	0.91%, 06/25/2066(1)(3)	104,559
206,250	0.92%, 08/25/2066(1)(3)	158,263
376,501	0.96%, 09/27/2066(1)(3)	292,012
471,765	1.11%, 10/25/2066(1)(3)	378,231
50,699	1.33%, 10/26/2065(1)(3)	45,040
29,392	1.51%, 04/27/2065(1)(3)	27,317
540,312	2.28%, 12/27/2066(1)(3)	461,199
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Whole Loan Collateral CMO - 7.6% - (continued)
$ 92,256	4.30%, 03/25/2067(1)(3)	$ 87,701
246,129	COLT Trust 1.39%, 01/25/2065(1)(3)	203,735
	Connecticut Avenue Securities Trust
150,000	6.77%, 07/25/2043, 30 day USD SOFR Average + 1.70%(1)(2)	150,375
318,558	6.97%, 06/25/2043, 30 day USD SOFR Average + 1.90%(1)(2)	320,250
106,853	7.37%, 05/25/2043, 30 day USD SOFR Average + 2.30%(1)(2)	108,419
160,672	7.57%, 04/25/2043, 30 day USD SOFR Average + 2.50%(1)(2)	163,015
64,105	7.62%, 07/25/2042, 30 day USD SOFR Average + 2.55%(1)(2)	65,547
	CSMC Trust
94,179	0.83%, 03/25/2056(1)(3)	72,263
193,793	0.94%, 05/25/2066(1)(3)	150,132
474,495	1.17%, 07/25/2066(1)(3)	375,443
167,316	1.18%, 02/25/2066(1)(3)	140,022
86,313	1.21%, 05/25/2065(1)(5)	77,293
78,965	1.80%, 12/27/2060(1)(3)	70,741
238,725	1.84%, 10/25/2066(1)(3)	198,709
161,270	2.00%, 01/25/2060(1)(3)	138,290
585,874	2.27%, 11/25/2066(1)(3)	492,234
	Deephaven Residential Mortgage Trust
27,291	0.72%, 05/25/2065(1)(3)	24,721
53,575	0.90%, 04/25/2066(1)(3)	45,955
	Ellington Financial Mortgage Trust
30,558	0.80%, 02/25/2066(1)(3)	25,440
59,590	0.93%, 06/25/2066(1)(3)	47,303
24,229	1.18%, 10/25/2065(1)(3)	21,629
334,225	1.24%, 09/25/2066(1)(3)	253,191
270,512	2.21%, 01/25/2067(1)(3)	222,539
	GCAT Trust
104,760	0.87%, 01/25/2066(1)(3)	86,846
111,607	1.04%, 05/25/2066(1)(3)	88,022
327,823	1.09%, 08/25/2066(1)(3)	253,359
471,210	1.26%, 07/25/2066(1)(3)	363,175
23,173	1.56%, 04/25/2065(1)(5)	20,848
173,260	1.92%, 08/25/2066(1)(3)	148,238
9,903	2.25%, 01/25/2060(1)(5)	9,249
	Imperial Fund Mortgage Trust
185,111	1.07%, 09/25/2056(1)(3)	146,686
568,166	2.09%, 01/25/2057(1)(3)	460,729
637,928	3.64%, 03/25/2067(1)(5)	576,903
	Legacy Mortgage Asset Trust
91,343	1.65%, 11/25/2060(1)(5)	81,176
79,882	1.75%, 04/25/2061(1)(5)	71,613
109,062	1.75%, 07/25/2061(1)(5)	97,210
	MetLife Securitization Trust
38,987	3.75%, 03/25/2057(1)(3)	36,240
35,039	3.75%, 04/25/2058(1)(3)	33,402
	MFA Trust
22,384	1.01%, 01/26/2065(1)(3)	20,151
137,060	1.03%, 11/25/2064(1)(3)	113,809
65,933	1.15%, 04/25/2065(1)(3)	57,439
	Mill City Mortgage Loan Trust
83,592	3.25%, 10/25/2069(1)(3)	78,795
24,406	3.50%, 05/25/2058(1)(3)	23,762
	New Residential Mortgage Loan Trust
77,617	0.94%, 07/25/2055(1)(3)	65,811
51,820	0.94%, 10/25/2058(1)(3)	45,083
384,774	1.16%, 11/27/2056(1)(3)	312,808
19,194	1.65%, 05/24/2060(1)(3)	17,731
529,131	2.28%, 04/25/2061(1)(3)	440,651

The accompanying notes are an integral part of these financial statements.
32

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.6% - (continued)
	Whole Loan Collateral CMO - 7.6% - (continued)
$ 91,080	3.50%, 12/25/2057(1)(3)	$ 84,994
14,885	3.75%, 03/25/2056(1)(3)	13,693
40,818	3.75%, 11/25/2058(1)(3)	37,512
175,433	4.00%, 03/25/2057(1)(3)	163,662
189,723	4.00%, 12/25/2057(1)(3)	178,245
233,390	NMLT Trust 1.19%, 05/25/2056(1)(3)	185,666
	OBX Trust
236,103	1.05%, 07/25/2061(1)(3)	177,155
158,259	1.07%, 02/25/2066(1)(3)	127,534
478,895	2.31%, 11/25/2061(1)(3)	400,521
	Preston Ridge Partners Mortgage LLC
224,913	1.74%, 09/25/2026(1)(3)	207,135
148,641	1.79%, 06/25/2026(1)(5)	134,928
220,760	1.79%, 07/25/2026(1)(5)	200,286
244,770	1.87%, 04/25/2026(1)(5)	226,952
344,736	1.87%, 08/25/2026(1)(5)	314,729
55,766	2.12%, 03/25/2026(1)(3)	52,557
49,698	2.36%, 11/25/2025(1)(5)	47,675
437,401	2.36%, 10/25/2026(1)(5)	407,874
87,187	PRPM LLC 1.32%, 07/25/2051(1)(5)	77,374
52,937	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	47,762
18,457	Seasoned Credit Risk Transfer Trust 2.50%, 08/25/2059	16,671
410,000	Stack Infrastructure Issuer LLC 5.90%, 07/25/2048(1)	402,722
121,472	STAR Trust 1.22%, 05/25/2065(1)(3)	104,110
	Starwood Mortgage Residential Trust
43,251	0.94%, 05/25/2065(1)(3)	37,911
388,216	1.16%, 08/25/2056(1)(3)	322,666
18,974	1.49%, 04/25/2065(1)(3)	17,516
365,844	1.92%, 11/25/2066(1)(3)	296,651
172,501	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(5)	167,451
	Towd Point Mortgage Trust
112,203	1.75%, 10/25/2060(1)	97,469
81,494	2.16%, 01/25/2052(1)(3)	79,977
33,663	2.75%, 10/25/2056(1)(3)	33,205
147,059	2.75%, 06/25/2057(1)(3)	138,470
64,454	2.75%, 07/25/2057(1)(3)	62,660
134,559	2.75%, 10/25/2057(1)(3)	127,278
46,013	2.90%, 10/25/2059(1)(3)	42,326
349,877	2.92%, 11/30/2060(1)(3)	273,505
32,311	3.25%, 03/25/2058(1)(3)	30,766
178,651	3.75%, 03/25/2058(1)(3)	167,042
153,246	TRK Trust 1.15%, 07/25/2056(1)(3)	128,804
	Verus Securitization Trust
74,181	0.92%, 02/25/2064(1)(3)	63,778
165,248	0.94%, 07/25/2066(1)(3)	131,604
412,778	1.01%, 09/25/2066(1)(3)	327,859
65,290	1.03%, 02/25/2066(1)(3)	54,768
45,737	1.22%, 05/25/2065(1)(5)	41,296
32,378	1.50%, 05/25/2065(1)(5)	29,552
255,936	1.82%, 11/25/2066(1)(3)	214,687
504,241	1.83%, 10/25/2066(1)(3)	428,571
29,388	2.69%, 11/25/2059(1)(3)	28,181
364,636	2.72%, 01/25/2067(1)(5)	319,599
		19,108,355
	Total Asset & Commercial Mortgage-Backed Securities (cost $64,481,888)	$ 59,303,559
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8%
	Aerospace/Defense - 0.3%
	Boeing Co.
$ 241,000	5.04%, 05/01/2027	$ 238,898
60,000	5.15%, 05/01/2030	59,446
270,000	Northrop Grumman Corp. 5.15%, 05/01/2040	263,210
	RTX Corp.
110,000	5.15%, 02/27/2033	109,986
35,000	5.38%, 02/27/2053	35,079
		706,619
	Agriculture - 0.8%
145,000	BAT Capital Corp. 6.34%, 08/02/2030	145,000
	Cargill, Inc.
255,000	2.13%, 11/10/2031(1)	207,171
170,000	4.00%, 06/22/2032(1)	157,828
135,000	4.75%, 04/24/2033(1)	132,842
	Philip Morris International, Inc.
555,000	4.88%, 02/15/2028	549,137
315,000	5.13%, 11/17/2027	315,549
325,000	5.13%, 02/15/2030	322,700
85,000	5.38%, 02/15/2033	84,635
110,000	5.63%, 11/17/2029	112,446
		2,027,308
	Auto Manufacturers - 0.2%
245,000	Hyundai Capital America 5.50%, 03/30/2026(1)	243,911
250,000	Mercedes-Benz Finance North America LLC 4.95%, 03/30/2025(1)	248,396
		492,307
	Beverages - 0.1%
155,000	Bacardi Ltd./Bacardi-Martini BV 5.40%, 06/15/2033(1)	153,488
	Biotechnology - 0.7%
	Amgen, Inc.
130,000	5.15%, 03/02/2028	130,082
60,000	5.25%, 03/02/2030	60,344
245,000	5.25%, 03/02/2033	244,389
125,000	5.75%, 03/02/2063	125,322
	CSL Finance PLC
75,000	4.05%, 04/27/2029(1)	71,479
170,000	4.25%, 04/27/2032(1)	160,871
250,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	203,310
	Royalty Pharma PLC
180,000	1.75%, 09/02/2027	156,377
140,000	2.15%, 09/02/2031	109,380
510,000	2.20%, 09/02/2030	410,281
		1,671,835
	Chemicals - 0.4%
366,000	Celanese U.S. Holdings LLC 6.17%, 07/15/2027	368,445
320,000	Nutrien Ltd. 4.90%, 03/27/2028	314,445
	Sherwin-Williams Co.
302,000	2.30%, 05/15/2030	253,546
2,000	2.95%, 08/15/2029	1,779
		938,215
	Commercial Banks - 6.8%
	Bank of America Corp.
435,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 6 mo. USD SOFR + 1.37% thereafter)(6)	343,624
55,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.21% thereafter)(6)	44,587

The accompanying notes are an integral part of these financial statements.
33

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Commercial Banks - 6.8% - (continued)
$ 1,375,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.32% thereafter)(6)	$ 1,138,038
35,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(6)	32,240
671,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD Term SOFR + 1.47% thereafter)(6)	623,725
165,000	5.20%, 04/25/2029, (5.20% fixed rate until 04/25/2028; 6 mo. USD SOFR + 1.63% thereafter)(6)	163,709
	Barclays PLC
220,000	6.22%, 05/09/2034, (6.22% fixed rate until 05/09/2033; 2 mo. USD SOFR + 2.98% thereafter)(6)	221,889
200,000	7.12%, 06/27/2034, (7.12% fixed rate until 06/27/2033; 6 mo. USD SOFR + 3.57% thereafter)(6)	202,614
200,000	7.39%, 11/02/2028, (7.39% fixed rate until 11/02/2027; 1 yr. USD CMT + 3.30% thereafter)(6)	210,264
	BNP Paribas SA
200,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 6 mo. USD SOFR + 2.07% thereafter)(1)(6)	186,876
225,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(1)(6)	221,009
410,000	5.34%, 06/12/2029, (5.34% fixed rate until 06/12/2028; 1 yr. USD CMT + 1.50% thereafter)(1)(6)	406,323
250,000	BPCE SA 2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 6 mo. USD SOFR + 1.09% thereafter)(1)(6)	221,126
120,000	Citigroup, Inc. 6.17%, 05/25/2034, (6.17% fixed rate until 05/25/2033; 6 mo. USD SOFR + 2.66% thereafter)(6)	121,719
400,000	Credit Agricole SA 5.30%, 07/12/2028(1)	399,347
250,000	Credit Suisse AG 7.50%, 02/15/2028	264,795
	Deutsche Bank AG
460,000	2.13%, 11/24/2026, (2.13% fixed rate until 11/24/2025; 6 mo. USD SOFR + 1.87% thereafter)(6)	416,745
150,000	6.72%, 01/18/2029, (6.72% fixed rate until 01/18/2028; 6 mo. USD SOFR + 3.18% thereafter)(6)	152,598
60,000	Fifth Third Bancorp 6.34%, 07/27/2029, (6.34% fixed rate until 07/27/2028; 2 mo. USD SOFR + 2.34% thereafter)(6)	61,054
	Goldman Sachs Group, Inc.
40,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 6 mo. USD SOFR + 0.79% thereafter)(6)	35,942
55,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 6 mo. USD SOFR + 1.09% thereafter)(6)	43,293
200,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.25% thereafter)(6)	159,692
336,000	2.60%, 02/07/2030	285,368
650,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.28% thereafter)(6)	532,723
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Commercial Banks - 6.8% - (continued)
$ 55,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 6 mo. USD SOFR + 1.26% thereafter)(6)	$ 44,631
80,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 6 mo. USD SOFR + 1.41% thereafter)(6)	67,370
	HSBC Holdings PLC
200,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 6 mo. USD SOFR + 1.29% thereafter)(6)	177,819
230,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.29% thereafter)(6)	193,433
200,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 6 mo. USD SOFR + 1.19% thereafter)(6)	162,317
205,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD Term SOFR + 1.80% thereafter)(6)	193,378
245,000	5.21%, 08/11/2028, (5.21% fixed rate until 08/11/2027; 6 mo. USD SOFR + 2.61% thereafter)(6)	239,847
610,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 6 mo. USD SOFR + 2.87% thereafter)(6)	594,618
200,000	6.16%, 03/09/2029, (6.16% fixed rate until 03/09/2028; 6 mo. USD SOFR + 1.97% thereafter)(6)	202,539
530,000	6.55%, 06/20/2034, (6.55% fixed rate until 06/20/2033; 6 mo. USD SOFR + 2.98% thereafter)(6)	529,586
250,000	Huntington National Bank 5.65%, 01/10/2030	245,137
200,000	Intesa Sanpaolo SpA 6.63%, 06/20/2033(1)	200,729
	JP Morgan Chase & Co.
893,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 6 mo. USD SOFR + 1.16% thereafter)(6)	855,078
325,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.18% thereafter)(6)	266,549
30,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 6 mo. USD SOFR + 1.80% thereafter)(6)	28,603
270,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(6)	270,463
500,000	Manufacturers & Traders Trust Co. 4.70%, 01/27/2028	477,338
	Morgan Stanley
400,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.03% thereafter)(6)	310,977
95,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.02% thereafter)(6)	74,256
317,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 6 mo. USD SOFR + 1.14% thereafter)(6)	270,336
91,000	3.97%, 07/22/2038(3)	77,504
255,000	5.12%, 02/01/2029, (5.12% fixed rate until 02/01/2028; 6 mo. USD SOFR + 1.73% thereafter)(6)	252,199

The accompanying notes are an integral part of these financial statements.
34

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Commercial Banks - 6.8% - (continued)
$ 405,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(6)	$ 400,376
80,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(6)	80,114
40,000	5.95%, 01/19/2038, (5.95% fixed rate until 01/19/2033; 5 yr. USD CMT + 2.43% thereafter)(6)	39,671
445,000	NatWest Group PLC 5.85%, 03/02/2027, (5.85% fixed rate until 03/02/2026; 1 yr. USD CMT + 1.35% thereafter)(6)	442,398
245,000	Norinchukin Bank 5.43%, 03/09/2028(1)	247,413
235,000	Royal Bank of Canada 5.20%, 08/01/2028	234,368
610,000	Societe Generale SA 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 1 yr. USD CMT + 3.20% thereafter)(1)(6)	578,738
200,000	Standard Chartered PLC 7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(1)(6)	213,012
	UBS Group AG
205,000	4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 1 yr. USD CMT + 1.75% thereafter)(1)(6)	196,364
250,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(1)(6)	253,706
530,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 6 mo. USD SOFR + 3.92% thereafter)(1)(6)	552,950
	Wells Fargo & Co.
159,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD Term SOFR + 1.09% thereafter)(6)	152,143
155,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD Term SOFR + 1.43% thereafter)(6)	133,877
185,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.50% thereafter)(6)	158,259
165,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.98% thereafter)(6)	160,817
120,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.10% thereafter)(6)	114,894
161,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD Term SOFR + 4.50% thereafter)(6)	149,947
120,000	5.39%, 04/24/2034, (5.39% fixed rate until 04/24/2033; 6 mo. USD SOFR + 2.02% thereafter)(6)	118,966
580,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(6)	582,622
		17,034,642
	Commercial Services - 0.1%
	Howard University
100,000	2.90%, 10/01/2031	83,041
70,000	3.48%, 10/01/2041	51,756
		134,797
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Diversified Financial Services - 0.6%
$ 90,000	American Express Co. 5.04%, 05/01/2034, (5.04% fixed rate until 05/01/2033; 3 mo. USD SOFR + 1.84% thereafter)(6)	$ 87,993
	Capital One Financial Corp.
40,000	1.88%, 11/02/2027, (1.88% fixed rate until 11/02/2026; 6 mo. USD SOFR + 0.86% thereafter)(6)	34,933
90,000	3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 6 mo. USD SOFR + 1.79% thereafter)(6)	77,503
50,000	3.75%, 03/09/2027	46,737
510,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.60% thereafter)(6)	488,966
45,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(6)	43,765
175,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(6)	175,625
155,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 3 mo. USD SOFR + 2.86% thereafter)(6)	156,370
75,000	Intercontinental Exchange, Inc. 4.35%, 06/15/2029	72,702
	Nasdaq, Inc.
110,000	5.35%, 06/28/2028	110,135
230,000	5.55%, 02/15/2034	232,274
35,000	6.10%, 06/28/2063	35,282
		1,562,285
	Electric - 5.3%
	Alabama Power Co.
100,000	3.45%, 10/01/2049	73,385
42,000	4.15%, 08/15/2044	34,431
235,000	Berkshire Hathaway Energy Co. 4.60%, 05/01/2053	198,813
125,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029	105,932
195,000	Consolidated Edison Co. of New York, Inc. 3.20%, 12/01/2051	134,459
	Dominion Energy, Inc.
119,000	3.38%, 04/01/2030	106,100
521,000	5.38%, 11/15/2032	521,611
10,000	6.30%, 03/15/2033	10,572
	Duke Energy Corp.
70,000	2.45%, 06/01/2030	58,811
1,245,000	2.55%, 06/15/2031	1,027,169
120,000	3.75%, 09/01/2046	91,443
215,000	4.50%, 08/15/2032	202,522
65,000	5.00%, 08/15/2052	58,955
82,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	57,401
140,000	Duke Energy Ohio, Inc. 5.25%, 04/01/2033	141,499
	Edison International
120,000	5.25%, 11/15/2028	118,154
60,000	6.95%, 11/15/2029	63,744
205,000	Enel Finance International NV 5.00%, 06/15/2032(1)	195,101
314,000	Evergy, Inc. 2.90%, 09/15/2029	273,879
	Eversource Energy
30,000	4.75%, 05/15/2026	29,558
445,000	5.13%, 05/15/2033	438,768
315,000	5.45%, 03/01/2028	319,332
225,000	Exelon Corp. 5.15%, 03/15/2028	225,139

The accompanying notes are an integral part of these financial statements.
35

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Electric - 5.3% - (continued)
	Florida Power & Light Co.
$ 250,000	4.63%, 05/15/2030	$ 246,436
100,000	5.10%, 04/01/2033	101,129
	Georgia Power Co.
71,000	4.30%, 03/15/2042	61,179
325,000	4.65%, 05/16/2028	319,240
55,000	4.70%, 05/15/2032	53,082
150,000	4.95%, 05/17/2033	147,704
172,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	147,598
100,000	Kentucky Utilities Co. 5.45%, 04/15/2033	101,911
100,000	Louisville Gas & Electric Co. 5.45%, 04/15/2033	102,188
15,000	Metropolitan Edison Co. 5.20%, 04/01/2028(1)	14,900
295,000	National Grid PLC 5.60%, 06/12/2028	296,038
	National Rural Utilities Cooperative Finance Corp.
235,000	4.15%, 12/15/2032	216,401
65,000	5.80%, 01/15/2033	67,805
	NextEra Energy Capital Holdings, Inc.
539,000	2.25%, 06/01/2030	447,630
445,000	4.63%, 07/15/2027	436,929
60,000	5.05%, 02/28/2033	58,863
40,000	6.05%, 03/01/2025	40,287
184,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	162,462
90,000	Ohio Edison Co. 5.50%, 01/15/2033(1)	89,938
230,000	Ohio Power Co. 5.00%, 06/01/2033	226,693
	Pacific Gas & Electric Co.
875,000	2.50%, 02/01/2031	690,653
175,000	3.25%, 06/01/2031	143,277
270,000	4.55%, 07/01/2030	245,194
220,000	4.95%, 07/01/2050	175,438
480,000	5.45%, 06/15/2027	469,694
155,000	6.10%, 01/15/2029	153,888
255,000	6.15%, 01/15/2033	251,535
430,000	6.40%, 06/15/2033	431,833
50,000	6.75%, 01/15/2053	49,962
10,000	Pennsylvania Electric Co. 5.15%, 03/30/2026(1)	9,868
65,000	PPL Capital Funding, Inc. 4.13%, 04/15/2030	60,415
324,000	Puget Energy, Inc. 3.65%, 05/15/2025	310,587
47,000	Sempra 3.40%, 02/01/2028	43,543
	Southern California Edison Co.
232,000	2.25%, 06/01/2030	194,213
75,000	2.75%, 02/01/2032	62,557
72,000	2.85%, 08/01/2029	63,406
166,000	3.65%, 02/01/2050	124,096
2,000	4.00%, 04/01/2047	1,601
295,000	4.90%, 06/01/2026	291,806
100,000	5.30%, 03/01/2028	100,572
75,000	5.85%, 11/01/2027	77,184
	Southern Co.
4,000	3.25%, 07/01/2026	3,779
433,000	3.70%, 04/30/2030	396,090
410,000	4.85%, 06/15/2028	403,868
55,000	5.20%, 06/15/2033	54,476
235,000	Southwestern Electric Power Co. 5.30%, 04/01/2033	232,157
310,000	Virginia Electric & Power Co. 5.00%, 04/01/2033	305,886
100,000	Xcel Energy, Inc. 4.60%, 06/01/2032	94,501
		13,267,270
	Entertainment - 0.4%
	Warnermedia Holdings, Inc.
495,000	4.28%, 03/15/2032	438,433
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Entertainment - 0.4% - (continued)
$ 30,000	5.05%, 03/15/2042	$ 24,954
520,000	5.14%, 03/15/2052	422,066
		885,453
	Environmental Control - 0.1%
270,000	Waste Management, Inc. 4.88%, 02/15/2029	268,753
	Food - 0.3%
	Conagra Brands, Inc.
337,000	4.85%, 11/01/2028	328,969
270,000	5.30%, 10/01/2026	268,850
65,000	General Mills, Inc. 4.95%, 03/29/2033	64,202
		662,021
	Gas - 0.9%
65,000	Boston Gas Co. 3.76%, 03/16/2032(1)	56,889
325,000	Brooklyn Union Gas Co. 4.87%, 08/05/2032(1)	302,939
145,000	KeySpan Gas East Corp. 5.99%, 03/06/2033(1)	145,239
	NiSource, Inc.
75,000	1.70%, 02/15/2031	58,602
317,000	3.49%, 05/15/2027	298,937
327,000	3.60%, 05/01/2030	295,251
250,000	5.25%, 03/30/2028	250,176
235,000	5.40%, 06/30/2033	236,726
	Southern California Gas Co.
655,000	5.20%, 06/01/2033	648,147
25,000	5.75%, 06/01/2053	25,490
		2,318,396
	Hand/Machine Tools - 0.2%
	Regal Rexnord Corp.
445,000	6.05%, 04/15/2028(1)	442,026
55,000	6.30%, 02/15/2030(1)	54,823
		496,849
	Healthcare - Products - 0.4%
400,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	352,039
295,000	GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	302,562
370,000	Haleon U.S. Capital LLC 3.38%, 03/24/2029	338,979
		993,580
	Healthcare - Services - 0.5%
117,000	CommonSpirit Health 2.76%, 10/01/2024	112,874
	Humana, Inc.
280,000	3.70%, 03/23/2029	259,072
85,000	5.88%, 03/01/2033	88,400
225,000	Kaiser Foundation Hospitals 2.81%, 06/01/2041	163,067
25,000	Sutter Health 3.36%, 08/15/2050	17,471
	UnitedHealth Group, Inc.
87,000	4.75%, 07/15/2045	82,746
35,000	4.95%, 05/15/2062	33,395
277,000	5.30%, 02/15/2030	283,835
190,000	5.35%, 02/15/2033	196,692
65,000	5.88%, 02/15/2053	71,433
65,000	6.05%, 02/15/2063	72,670
		1,381,655
	Household Products - 0.4%
	Estee Lauder Cos., Inc.
415,000	4.38%, 05/15/2028	407,976
105,000	4.65%, 05/15/2033	103,298
45,000	5.15%, 05/15/2053	45,169
	Kenvue, Inc.
225,000	5.10%, 03/22/2043(1)	225,346
245,000	5.50%, 03/22/2025(1)	245,974
		1,027,763

The accompanying notes are an integral part of these financial statements.
36

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Insurance - 0.9%
	Aon Corp./Aon Global Holdings PLC
$ 100,000	3.90%, 02/28/2052	$ 78,197
65,000	5.35%, 02/28/2033	65,517
350,000	Athene Global Funding 2.65%, 10/04/2031(1)	267,241
290,000	Brighthouse Financial Global Funding 1.75%, 01/13/2025(1)	271,402
170,000	Corebridge Financial, Inc. 3.85%, 04/05/2029	155,632
415,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	351,344
180,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	169,349
190,000	MetLife, Inc. 5.38%, 07/15/2033	191,848
470,000	Metropolitan Life Global Funding I 2.40%, 01/11/2032(1)	383,396
190,000	Principal Financial Group, Inc. 5.38%, 03/15/2033	189,614
309,000	Willis North America, Inc. 2.95%, 09/15/2029	268,289
		2,391,829
	Internet - 0.4%
215,000	Amazon.com, Inc. 4.10%, 04/13/2062	182,908
	Meta Platforms, Inc.
375,000	4.60%, 05/15/2028	373,577
500,000	4.95%, 05/15/2033	503,132
		1,059,617
	Investment Company Security - 0.2%
525,000	Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	453,291
	IT Services - 0.1%
250,000	Apple, Inc. 4.15%, 05/10/2030	246,563
	Machinery-Diversified - 0.1%
380,000	Otis Worldwide Corp. 2.57%, 02/15/2030	327,249
	Media - 1.6%
	Charter Communications Operating LLC/Charter Communications Operating Capital
40,000	3.50%, 03/01/2042	26,579
420,000	3.90%, 06/01/2052	274,462
482,000	4.20%, 03/15/2028	450,912
380,000	4.40%, 12/01/2061	255,298
190,000	4.80%, 03/01/2050	143,770
173,000	5.13%, 07/01/2049	135,394
	Comcast Corp.
59,000	2.94%, 11/01/2056	37,938
434,000	3.20%, 07/15/2036	356,828
150,000	3.75%, 04/01/2040	125,281
425,000	4.55%, 01/15/2029	418,382
315,000	4.80%, 05/15/2033	311,497
190,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	154,853
	Discovery Communications LLC
105,000	3.63%, 05/15/2030	92,367
23,000	4.13%, 05/15/2029	21,110
135,000	4.65%, 05/15/2050	102,432
362,000	5.20%, 09/20/2047	297,233
70,000	5.30%, 05/15/2049	58,029
	Paramount Global
60,000	4.20%, 06/01/2029	53,394
250,000	4.20%, 05/19/2032(7)	207,863
165,000	4.38%, 03/15/2043	114,115
256,000	4.95%, 01/15/2031	229,084
57,000	5.85%, 09/01/2043	47,689
		3,914,510
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Mining - 0.2%
$ 260,000	Anglo American Capital PLC 3.88%, 03/16/2029(1)	$ 237,037
175,000	BHP Billiton Finance USA Ltd. 4.90%, 02/28/2033	174,222
160,000	Glencore Funding LLC 5.70%, 05/08/2033(1)	158,521
		569,780
	Miscellaneous Manufacturing - 0.0%
40,000	Eaton Corp. 4.35%, 05/18/2028	39,161
	Office/Business Equipment - 0.1%
	CDW LLC/CDW Finance Corp.
80,000	2.67%, 12/01/2026	72,330
70,000	3.57%, 12/01/2031	59,218
		131,548
	Oil & Gas - 1.1%
	BP Capital Markets America, Inc.
95,000	2.72%, 01/12/2032	80,514
130,000	2.94%, 06/04/2051	88,052
130,000	3.38%, 02/08/2061	91,527
12,000	3.63%, 04/06/2030	11,156
225,000	4.81%, 02/13/2033	221,107
135,000	4.89%, 09/11/2033	133,485
120,000	ConocoPhillips Co. 3.80%, 03/15/2052	96,448
320,000	Diamondback Energy, Inc. 6.25%, 03/15/2033	333,485
	Equinor ASA
222,000	3.63%, 04/06/2040	184,066
21,000	3.70%, 04/06/2050	16,806
	Exxon Mobil Corp.
202,000	4.23%, 03/19/2040	184,494
2,000	4.33%, 03/19/2050	1,786
196,000	Hess Corp. 7.30%, 08/15/2031	215,778
75,000	Occidental Petroleum Corp. 6.45%, 09/15/2036	78,739
	Ovintiv, Inc.
45,000	5.65%, 05/15/2028	44,596
180,000	6.25%, 07/15/2033	181,637
60,000	7.38%, 11/01/2031	64,762
	Phillips 66 Co.
275,000	4.95%, 12/01/2027	273,399
45,000	5.30%, 06/30/2033	44,927
285,000	Pioneer Natural Resources Co. 5.10%, 03/29/2026	283,977
	Shell International Finance BV
190,000	3.00%, 11/26/2051	132,261
175,000	3.25%, 04/06/2050	127,880
		2,890,882
	Oil & Gas Services - 0.1%
146,000	Schlumberger Holdings Corp. 4.30%, 05/01/2029(1)	140,515
195,000	Schlumberger Investment SA 4.85%, 05/15/2033	193,182
		333,697
	Pharmaceuticals - 0.7%
	AbbVie, Inc.
162,000	3.20%, 11/21/2029	146,613
144,000	4.25%, 11/21/2049	123,279
175,000	Cigna Group 5.40%, 03/15/2033	177,473
	CVS Health Corp.
7,000	4.13%, 04/01/2040	5,870
325,000	5.00%, 01/30/2029	323,370
290,000	5.13%, 02/21/2030	288,193
69,000	5.13%, 07/20/2045	63,298
75,000	5.25%, 02/21/2033	74,559

The accompanying notes are an integral part of these financial statements.
37

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Pharmaceuticals - 0.7% - (continued)
$ 225,000	McKesson Corp. 5.10%, 07/15/2033	$ 225,546
250,000	Pfizer Investment Enterprises Pte. Ltd. 4.45%, 05/19/2028	245,603
		1,673,804
	Pipelines - 1.4%
105,000	Cheniere Energy Partners LP 5.95%, 06/30/2033(1)	106,414
	Enbridge, Inc.
100,000	2.50%, 08/01/2033	78,344
395,000	5.70%, 03/08/2033	400,338
	Energy Transfer LP
75,000	5.25%, 04/15/2029	74,271
187,000	5.30%, 04/01/2044	162,857
175,000	5.55%, 02/15/2028	175,692
	Enterprise Products Operating LLC
50,000	2.80%, 01/31/2030	43,819
214,000	5.35%, 01/31/2033	218,091
200,000	Greensaif Pipelines Bidco Sarl 6.13%, 02/23/2038(1)	205,561
	MPLX LP
20,000	2.65%, 08/15/2030	16,792
125,000	4.95%, 09/01/2032	119,395
55,000	5.20%, 03/01/2047	48,726
62,000	5.20%, 12/01/2047	54,484
	ONEOK, Inc.
70,000	3.10%, 03/15/2030	60,118
35,000	3.40%, 09/01/2029	30,793
95,000	4.35%, 03/15/2029	88,650
70,000	5.20%, 07/15/2048	60,168
80,000	6.10%, 11/15/2032	81,577
	Plains All American Pipeline LP/PAA Finance Corp.
60,000	3.55%, 12/15/2029	52,975
105,000	3.80%, 09/15/2030	93,990
85,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	80,641
	Targa Resources Corp.
120,000	6.13%, 03/15/2033	123,033
30,000	6.25%, 07/01/2052	29,544
410,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	359,472
	TransCanada PipeLines Ltd.
260,000	2.50%, 10/12/2031	209,621
93,000	4.10%, 04/15/2030	86,088
2,000	4.75%, 05/15/2038	1,775
95,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	84,431
	Williams Cos., Inc.
100,000	2.60%, 03/15/2031	82,853
180,000	4.65%, 08/15/2032	171,525
175,000	5.65%, 03/15/2033	177,670
		3,579,708
	Real Estate Investment Trusts - 0.8%
	American Tower Corp.
195,000	3.65%, 03/15/2027	183,154
260,000	3.80%, 08/15/2029	237,945
250,000	5.25%, 07/15/2028	247,250
290,000	American Tower Trust I 5.49%, 03/15/2028(1)	290,122
	Crown Castle, Inc.
155,000	3.80%, 02/15/2028	144,759
330,000	4.80%, 09/01/2028	321,391
155,000	GLP Capital LP/GLP Financing II, Inc. 5.30%, 01/15/2029	147,862
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Real Estate Investment Trusts - 0.8% - (continued)
	VICI Properties LP
$ 180,000	4.95%, 02/15/2030	$ 170,286
270,000	5.13%, 05/15/2032	254,156
		1,996,925
	Retail - 0.2%
180,000	Lowe's Cos., Inc. 4.80%, 04/01/2026	178,661
320,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	307,323
		485,984
	Semiconductors - 0.4%
	Broadcom, Inc.
2,000	3.14%, 11/15/2035(1)	1,531
293,000	3.19%, 11/15/2036(1)	221,333
2,000	3.47%, 04/15/2034(1)	1,639
	Intel Corp.
159,000	3.25%, 11/15/2049	111,527
110,000	4.90%, 08/05/2052	102,085
25,000	5.70%, 02/10/2053	25,423
80,000	5.90%, 02/10/2063	82,550
50,000	Marvell Technology, Inc. 2.95%, 04/15/2031	42,055
195,000	NVIDIA Corp. 3.50%, 04/01/2040	165,690
264,000	NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30%, 06/18/2029	249,081
		1,002,914
	Software - 0.5%
	Oracle Corp.
70,000	2.95%, 04/01/2030	60,916
419,000	3.60%, 04/01/2040	321,957
67,000	3.80%, 11/15/2037	54,357
575,000	5.38%, 07/15/2040	546,779
281,000	6.15%, 11/09/2029	294,457
		1,278,466
	Telecommunications - 1.0%
	AT&T, Inc.
685,000	2.55%, 12/01/2033	528,854
140,000	3.50%, 06/01/2041	104,090
49,000	3.65%, 09/15/2059	32,618
101,000	3.80%, 12/01/2057	70,187
240,000	5.40%, 02/15/2034	236,238
245,000	5.54%, 02/20/2026	244,407
	Rogers Communications, Inc.
130,000	3.80%, 03/15/2032	112,907
82,000	4.55%, 03/15/2052	64,839
	T-Mobile USA, Inc.
55,000	2.05%, 02/15/2028	47,940
280,000	3.00%, 02/15/2041	202,587
200,000	4.80%, 07/15/2028	195,820
30,000	5.05%, 07/15/2033	29,331
	Verizon Communications, Inc.
300,000	2.36%, 03/15/2032	239,311
295,000	2.55%, 03/21/2031	244,540
105,000	2.65%, 11/20/2040	71,738
50,000	3.85%, 11/01/2042	39,703
		2,465,110
	Trucking & Leasing - 0.5%
455,000	DAE Funding LLC 1.55%, 08/01/2024(1)	433,768
	Penske Truck Leasing Co. LP/PTL Finance Corp.
225,000	4.40%, 07/01/2027(1)	213,231
250,000	5.55%, 05/01/2028(1)	245,977
80,000	5.75%, 05/24/2026(1)	79,575

The accompanying notes are an integral part of these financial statements.
38

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.8% - (continued)
	Trucking & Leasing - 0.5% - (continued)
$ 75,000	6.05%, 08/01/2028(1)	$ 75,175
300,000	6.20%, 06/15/2030(1)	302,722
		1,350,448
	Total Corporate Bonds (cost $77,348,897)	$ 72,214,722
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
	Bermuda - 0.1%
400,000	Bermuda Government International Bonds 2.38%, 08/20/2030(8)	$ 334,068
	Hungary - 0.1%
255,000	Hungary Government International Bonds 5.25%, 06/16/2029(1)	249,566
	Romania - 0.3%
	Romanian Government International Bonds
312,000	3.00%, 02/27/2027(1)	283,920
466,000	3.00%, 02/14/2031(8)	390,238
		674,158
	Saudi Arabia - 0.1%
200,000	Saudi Government International Bonds 5.00%, 01/18/2053(1)	183,816
	Total Foreign Government Obligations (cost $1,636,761)	$ 1,441,608
MUNICIPAL BONDS - 0.8%
	Airport - 0.1%
205,000	Dallas Fort Worth International Airport, TX, Rev 4.51%, 11/01/2051	$ 186,529
	Development - 0.1%
390,000	New York Transportation Dev Corp., NY, Rev 4.25%, 09/01/2035	377,291
	General - 0.3%
40,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.91%, 12/01/2040	34,700
256,151	Commonwealth of Massachusetts, MA, Rev 4.11%, 07/15/2031	246,556
	County of Riverside, CA, Rev
55,000	2.96%, 02/15/2027	51,339
55,000	3.07%, 02/15/2028	50,876
65,000	Dist of Columbia, DC, Rev 3.43%, 04/01/2042	50,622
230,000	State Board of Administration Finance Corp., FL, Rev 1.26%, 07/01/2025	212,978
		647,071
	General Obligation - 0.1%
180,000	State of California, CA, GO 7.30%, 10/01/2039	214,779
	Higher Education - 0.0%
	Marshall University, WV, Rev, (AGM Insured)
10,000	2.91%, 05/01/2026	9,375
10,000	3.63%, 05/01/2034	8,631
		18,006
	Transportation - 0.1%
	Metropolitan Transportation Auth, NY, Rev
15,000	4.75%, 11/15/2045	15,269
40,000	5.18%, 11/15/2049	36,641
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.8% - (continued)
	Transportation - 0.1% - (continued)
$ 115,000	6.81%, 11/15/2040	$ 125,166
85,000	New York State Thruway Auth, NY, Rev 2.90%, 01/01/2035	70,920
		247,996
	Utilities - 0.1%
325,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	325,879
	Total Municipal Bonds (cost $2,237,336)	$ 2,017,551
U.S. GOVERNMENT AGENCIES - 32.8%
	Mortgage-Backed Agencies - 32.8%
	Federal Home Loan Mortgage Corp. - 6.8%
228,613	0.88%, 11/25/2030(3)(4)	$ 11,180
98,154	1.12%, 01/25/2030(3)(4)	5,534
1,407,310	1.12%, 06/25/2030(3)(4)	85,373
10,858	1.13%, 12/15/2027	10,156
12,459	1.25%, 12/15/2027	11,665
1,536,237	1.38%, 06/25/2030(3)(4)	111,968
1,094,822	1.43%, 05/25/2030(3)(4)	83,703
487,303	1.50%, 12/25/2050	399,151
1,225,932	1.57%, 05/25/2030(3)(4)	101,494
174,084	1.70%, 04/25/2030(3)(4)	14,931
473,852	2.00%, 07/25/2050	400,225
223,651	2.00%, 10/01/2051	181,465
2,313,105	2.00%, 12/01/2051	1,876,812
7,824,307	2.00%, 01/01/2052	6,339,296
20,759	2.50%, 12/15/2042	18,450
978,255	2.50%, 09/01/2051	826,666
1,864,535	5.00%, 09/01/2052	1,822,688
2,287,990	5.00%, 10/01/2052	2,236,521
2,295,860	5.00%, 11/01/2052	2,245,543
184,707	7.07%, 06/25/2043, 30 day USD SOFR Average + 2.00%(1)(2)	186,064
46,584	7.72%, 07/25/2042, 30 day USD SOFR Average + 2.65%(1)(2)	47,594
		17,016,479
	Federal National Mortgage Association - 6.0%
50,934	1.25%, 02/25/2028	47,525
10,787	1.50%, 09/25/2027	10,136
142,873	2.00%, 10/01/2051	115,851
494,572	2.00%, 11/01/2051	400,888
5,745,073	2.00%, 04/01/2052	4,655,963
949,772	2.50%, 02/01/2052	800,608
1,257,074	2.50%, 05/01/2052	1,059,570
1,025,591	2.50%, 06/01/2052	865,094
954,068	2.50%, 07/01/2052	804,296
802,250	2.50%, 08/01/2052	676,307
282,000	3.00%, 12/25/2045	239,011
398,540	3.00%, 10/25/2046	352,436
313,000	3.00%, 03/25/2047	265,528
195,764	3.00%, 03/01/2050	172,491
1,980,817	3.00%, 11/01/2051	1,738,270
502,325	3.50%, 11/25/2042	455,985
735,000	4.50%, 12/25/2041	712,897
1,864,449	5.00%, 09/01/2052	1,821,260
		15,194,116
	Government National Mortgage Association - 7.6%
2,300,000	2.00%, 08/21/2053(9)	1,925,172
2,180,461	2.50%, 03/20/2051	1,887,864
1,275,000	2.50%, 08/21/2053(9)	1,099,737
2,278,675	3.00%, 10/20/2051	2,036,140

The accompanying notes are an integral part of these financial statements.
39

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 32.8% - (continued)
	Mortgage-Backed Agencies - 32.8% - (continued)
	Government National Mortgage Association - 7.6% - (continued)
$ 2,400,000	3.00%, 08/21/2053(9)	$ 2,137,406
3,374,430	3.50%, 08/20/2052	3,099,316
3,000,000	4.00%, 08/21/2053(9)	2,827,149
4,200,000	5.00%, 08/21/2053(9)	4,115,672
		19,128,456
	Uniform Mortgage-Backed Security - 12.4%
2,600,000	1.50%, 08/01/2038(9)	2,239,219
300,000	1.50%, 08/14/2053(9)	230,578
1,300,000	2.50%, 08/17/2038	1,180,436
613,000	2.50%, 08/01/2053(9)	516,596
750,000	3.00%, 08/17/2038(9)	698,086
3,450,000	4.00%, 08/01/2053(9)	3,220,494
9,847,000	4.50%, 08/14/2053(9)	9,427,733
1,150,000	5.00%, 08/14/2053(9)	1,123,407
12,610,000	5.50%, 08/14/2053(9)	12,525,367
		31,161,916
	Total U.S. Government Agencies (cost $84,367,985)	$ 82,500,967
U.S. GOVERNMENT SECURITIES - 28.9%
	U.S. Treasury Securities - 28.9%
	U.S. Treasury Bonds - 9.6%
1,570,000	1.25%, 05/15/2050	$ 853,749
1,495,000	1.38%, 11/15/2040	976,539
1,010,000	1.38%, 08/15/2050	567,928
2,455,000	1.63%, 11/15/2050	1,475,302
630,000	2.00%, 02/15/2050	418,335
1,248,000	2.38%, 11/15/2049	903,045
1,105,000	2.50%, 02/15/2045	833,541
1,935,000	2.88%, 05/15/2052	1,554,651
7,170,000	3.00%, 02/15/2047	5,870,998
1,525,000	3.00%, 02/15/2048	1,248,117
3,030,000	3.00%, 08/15/2052	2,498,211
2,095,000	3.13%, 02/15/2043	1,784,924
400,000	3.13%, 05/15/2048	334,984
1,780,000	3.38%, 08/15/2042	1,580,862
1,840,000	3.63%, 02/15/2044	1,684,175
1,464,000	3.75%, 11/15/2043	1,366,038
275,000	3.88%, 08/15/2040	267,384
		24,218,783
	U.S. Treasury Inflation-Protected Bonds - 0.6%
440,245	0.13%, 02/15/2052(10)	280,966
2,040,399	0.25%, 02/15/2050(10)	1,375,556
		1,656,522
	U.S. Treasury Inflation-Protected Notes - 1.6%
2,288,555	0.25%, 07/15/2029(10)	2,097,939
1,932,311	0.75%, 07/15/2028(10)	1,836,733
		3,934,672
	U.S. Treasury Notes - 17.1%
1,480,000	0.50%, 02/28/2026	1,332,347
5,260,000	0.50%, 04/30/2027	4,564,488
1,345,000	0.75%, 04/30/2026	1,213,285
2,042,000	1.50%, 01/31/2027	1,851,041
1,695,000	1.75%, 01/31/2029	1,494,910
455,000	2.75%, 05/31/2029	421,959
4,565,000	2.75%, 08/15/2032	4,141,846
12,105,000	2.88%, 05/15/2028(11)(12)	11,399,505
1,835,000	2.88%, 05/15/2032	1,684,616
455,000	3.25%, 06/30/2029	433,423
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 28.9% - (continued)
	U.S. Treasury Securities - 28.9% - (continued)
	U.S. Treasury Notes - 17.1% - (continued)
$ 2,530,000	4.00%, 07/31/2030		$ 2,518,141
11,920,000	4.13%, 09/30/2027		11,834,791
			42,890,352
	Total U.S. Government Securities (cost $85,792,679)		$ 72,700,329
	Total Long-Term Investments (cost $315,865,546)		$ 290,178,736
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.5%
1,278,222	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $1,278,409; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 01/15/2030, with a market value of $1,303,844		$ 1,278,222
	Securities Lending Collateral - 0.1%
31,678	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.22%(13)		31,678
105,592	HSBC U.S. Government Money Market Fund, Institutional Class, 5.23%(13)		105,592
31,678	Invesco Government & Agency Portfolio, Institutional Class, 5.25%(13)		31,678
31,678	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.25%(13)		31,678
			200,626
	Total Short-Term Investments (cost $1,478,848)		$ 1,478,848
	Total Investments (cost $317,344,394)	116.1%	$ 291,657,584
	Other Assets and Liabilities	(16.1)%	(40,464,026)
	Total Net Assets	100.0%	$ 251,193,558
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $62,793,708, representing 25.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2023. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.
40

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $724,306, representing 0.3% of net assets.
(9)	Represents or includes a TBA transaction.
(10)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(11)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2023, the market value of securities pledged was $649,786.
(12)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of July 31, 2023, the market value of securities pledged was $442,608.
(13)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	140	09/29/2023	$ 28,424,375	$ (96,829)
U.S. Treasury Ultra Bond Future	3	09/20/2023	396,656	1,650
Total				$ (95,179)
Short position contracts:
U.S. Treasury 5-Year Note Future	207	09/29/2023	$ 22,111,805	$ 468,095
U.S. Treasury 10-Year Note Future	93	09/20/2023	10,360,781	(26,331)
U.S. Treasury 10-Year Ultra Future	44	09/20/2023	5,147,312	101,732
Total				$ 543,496
Total futures contracts				$ 448,317

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2023
Reference Entity	Notional Amount(1)			(Pay)/Receive Fixed Rate		Expiration Date		Periodic Payment Frequency		Upfront Premiums Paid		Upfront Premiums Received		Value †		Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.IG.S40.V1	USD	2,755,000	1.00%		06/20/2028		Quarterly		$ 33,030		$ —		$ 47,533		$ 14,503
Total centrally cleared credit default swap contracts										$ 33,030		$ —		$ 47,533		$ 14,503

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
41

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.97% Fixed	12 Mo. USD SOFR	USD	1,330,000	03/15/2053	Annual	$ 3,085	$ —	$ 109,102	$ 106,017
2.88% Fixed	12 Mo. USD SOFR	USD	380,000	03/15/2053	Annual	4,404	—	34,508	30,104
3.25% Fixed	12 Mo. USD SOFR	USD	495,000	06/21/2053	Annual	—	(5,371)	10,967	16,338
Total centrally cleared interest rate swaps contracts						$ 7,489	$ (5,371)	$ 154,577	$ 152,459
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 59,303,559	$ —	$ 59,303,559	$ —
Corporate Bonds	72,214,722	—	72,214,722	—
Foreign Government Obligations	1,441,608	—	1,441,608	—
Municipal Bonds	2,017,551	—	2,017,551	—
U.S. Government Agencies	82,500,967	—	82,500,967	—
U.S. Government Securities	72,700,329	—	72,700,329	—
Short-Term Investments	1,478,848	200,626	1,278,222	—
Futures Contracts(2)	571,477	571,477	—	—
Swaps - Credit Default(2)	14,503	—	14,503	—
Swaps - Interest Rate(2)	152,459	—	152,459	—
Total	$ 292,396,023	$ 772,103	$ 291,623,920	$ —
Liabilities
Futures Contracts(2)	$ (123,160)	$ (123,160)	$ —	$ —
Total	$ (123,160)	$ (123,160)	$ —	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
42

Hartford Large Cap Growth ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Automobiles & Components - 0.7%
24,775	Rivian Automotive, Inc.*	$ 684,781
	Capital Goods - 0.8%
4,409	Axon Enterprise, Inc.*	819,765
	Commercial & Professional Services - 2.7%
11,387	Copart, Inc.*	1,006,497
4,383	Paycom Software, Inc.	1,616,275
		2,622,772
	Consumer Discretionary Distribution & Retail - 7.2%
46,008	Amazon.com, Inc.*	6,150,350
6,844	Ross Stores, Inc.	784,596
		6,934,946
	Consumer Durables & Apparel - 1.0%
1,866	Deckers Outdoor Corp.*	1,014,526
	Consumer Services - 4.5%
7,831	Airbnb, Inc. Class A*	1,191,800
21,555	Aramark	870,175
450	Booking Holdings, Inc.*	1,336,860
15,706	Las Vegas Sands Corp.*	939,376
		4,338,211
	Energy - 0.7%
4,017	Cheniere Energy, Inc.	650,192
	Financial Services - 4.1%
28,680	Block, Inc.*	2,309,600
20,309	Tradeweb Markets, Inc. Class A	1,661,073
		3,970,673
	Food, Beverage & Tobacco - 2.2%
11,281	Lamb Weston Holdings, Inc.	1,169,050
16,654	Monster Beverage Corp.*	957,438
		2,126,488
	Health Care Equipment & Services - 9.9%
30,932	agilon health, Inc.*	592,348
5,067	Align Technology, Inc.*	1,914,769
13,373	Dexcom, Inc.*	1,665,741
8,497	Hologic, Inc.*	674,832
4,610	Insulet Corp.*	1,275,817
6,198	Intuitive Surgical, Inc.*	2,010,631
7,097	Veeva Systems, Inc. Class A*	1,449,349
		9,583,487
	Media & Entertainment - 14.7%
33,587	Alphabet, Inc. Class A*	4,457,667
13,442	Liberty Media Corp.-Liberty Formula One Class C*	975,889
14,968	Meta Platforms, Inc. Class A*	4,768,805
6,048	Netflix, Inc.*	2,654,890
5,100	Spotify Technology SA*	761,991
26,140	ZoomInfo Technologies, Inc. Class A*	668,400
		14,287,642
	Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
5,665	Eli Lilly & Co.	2,575,026
16,000	Exact Sciences Corp.*	1,560,640
2,570	United Therapeutics Corp.*	623,790
3,178	Vertex Pharmaceuticals, Inc.*	1,119,737
		5,879,193
	Real Estate Management & Development - 1.3%
15,213	CoStar Group, Inc.*	1,277,436
	Semiconductors & Semiconductor Equipment - 11.0%
3,948	Advanced Micro Devices, Inc.*	451,651
3,965	Broadcom, Inc.	3,563,147
2,827	First Solar, Inc.*	586,320
Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.1% - (continued)
	Semiconductors & Semiconductor Equipment - 11.0% - (continued)
11,453	NVIDIA Corp.		$ 5,351,873
2,872	SolarEdge Technologies, Inc.*		693,473
			10,646,464
	Software & Services - 17.0%
16,186	DocuSign, Inc.*		871,131
16,297	Microsoft Corp.		5,474,488
11,618	Oracle Corp.		1,361,978
10,018	Salesforce, Inc.*		2,254,150
3,314	ServiceNow, Inc.*		1,932,062
29,035	Shopify, Inc. Class A*		1,962,185
11,200	Workday, Inc. Class A*		2,655,856
			16,511,850
	Technology Hardware & Equipment - 8.3%
35,494	Apple, Inc.		6,972,796
39,843	Flex Ltd.*		1,090,105
			8,062,901
	Transportation - 2.9%
3,687	FedEx Corp.		995,306
36,436	Uber Technologies, Inc.*		1,802,124
			2,797,430
	Total Common Stocks (cost $76,295,279)		$ 92,208,757
EXCHANGE-TRADED FUNDS - 3.3%
	Other Investment Pools & Funds - 3.3%
11,365	iShares Russell 1000 Growth ETF		$ 3,234,933
	Total Exchange-Traded Funds (cost $2,635,801)		$ 3,234,933
	Total Long-Term Investments (cost $78,931,080)		$ 95,443,690
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 366,118	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $366,172; collateralized by Federal Farm Credit Banks at 3.88%, maturing 12/20/2029, with a market value of $373,903		$ 366,118
	Total Short-Term Investments (cost $366,118)		$ 366,118
	Total Investments (cost $79,297,198)	98.8%	$ 95,809,808
	Other Assets and Liabilities	1.2%	1,202,644
	Total Net Assets	100.0%	$ 97,012,452
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
43

Hartford Large Cap Growth ETF
Schedule of Investments – (continued)
July 31, 2023

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 684,781	$ 684,781	$ —	$ —
Capital Goods	819,765	819,765	—	—
Commercial & Professional Services	2,622,772	2,622,772	—	—
Consumer Discretionary Distribution & Retail	6,934,946	6,934,946	—	—
Consumer Durables & Apparel	1,014,526	1,014,526	—	—
Consumer Services	4,338,211	4,338,211	—	—
Energy	650,192	650,192	—	—
Financial Services	3,970,673	3,970,673	—	—
Food, Beverage & Tobacco	2,126,488	2,126,488	—	—
Health Care Equipment & Services	9,583,487	9,583,487	—	—
Media & Entertainment	14,287,642	14,287,642	—	—
Pharmaceuticals, Biotechnology & Life Sciences	5,879,193	5,879,193	—	—
Real Estate Management & Development	1,277,436	1,277,436	—	—
Semiconductors & Semiconductor Equipment	10,646,464	10,646,464	—	—
Software & Services	16,511,850	16,511,850	—	—
Technology Hardware & Equipment	8,062,901	8,062,901	—	—
Transportation	2,797,430	2,797,430	—	—
Exchange-Traded Funds	3,234,933	3,234,933	—	—
Short-Term Investments	366,118	—	366,118	—
Total	$ 95,809,808	$ 95,443,690	$ 366,118	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
44

Hartford Municipal Opportunities ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3%
	Alabama - 2.6%
	Black Belt Energy Gas Dist, AL, Rev
$ 2,000,000	5.25%, 12/01/2027	$ 2,080,691
1,335,000	5.25%, 02/01/2053	1,401,517
330,000	5.25%, 12/01/2053	353,117
90,000	County of Jefferson, AL, GO 5.00%, 04/01/2024	90,876
1,000,000	Energy Southeast A Cooperative Dist, AL, Rev 5.50%, 11/01/2053(1)	1,076,207
100,000	Jefferson County Board of Education, AL, Special Tax 5.00%, 02/01/2042	104,459
2,000,000	Lower Alabama Gas Dist, AL, Rev 5.00%, 09/01/2028	2,064,571
415,000	Southeast Energy Auth A Cooperative Dist, AL, Rev 5.50%, 01/01/2053	442,154
1,590,000	State of Alabama Docks Department, AL, Rev, (AGM Insured) 5.00%, 10/01/2026	1,644,548
665,000	Troy University, AL, Rev, (BAM Insured) 5.00%, 11/01/2023	667,535
		9,925,675
	Alaska - 0.3%
1,225,000	Northern Tobacco Securitization Corp., AK, Rev 4.00%, 06/01/2039	1,179,047
	Arizona - 2.1%
6,000,000	Arizona Industrial Dev Auth, AZ, Rev 4.55%, 02/01/2048	6,000,000
500,000	City of Phoenix Civic Improvement Corp., AZ, Rev 5.00%, 07/01/2037	528,310
	Maricopa County Industrial Dev Auth, AZ, Rev
600,000	4.00%, 09/01/2037	598,859
230,000	4.00%, 10/15/2047(2)	197,413
195,000	5.00%, 09/01/2031	210,846
480,000	Tempe Industrial Dev Auth, AZ, Rev 1.13%, 12/01/2026	443,733
		7,979,161
	California - 5.8%
1,500,000	Abag Finance Auth for Nonprofit Corps., CA, Rev 5.00%, 08/01/2043	1,500,399
795,000	Bay Area Toll Auth, CA, Rev 4.28%, 04/01/2056, SIFMA Municipal Swap Index + 0.30%(3)	772,463
	California Community Choice Financing Auth, CA, Rev
755,000	5.00%, 12/01/2053	787,788
3,375,000	5.50%, 05/01/2054(1)	3,560,315
205,000	California Enterprise Dev Auth, CA, Rev 5.00%, 08/01/2045	208,142
	California Municipal Finance Auth, CA, Rev, (BAM Insured)
180,000	4.00%, 05/15/2034	184,735
600,000	4.00%, 05/15/2037	598,464
2,250,000	5.00%, 06/30/2027	2,344,741
245,000	California Public Finance Auth, CA, Rev 2.38%, 11/15/2028(2)	236,977
835,000	California State University, CA, Rev 0.55%, 11/01/2049	741,836
595,000	California Statewide Communities Dev Auth, CA, Rev, (CAL MTG Insured) 4.13%, 04/01/2053(4)	575,088
185,000	Cathedral City Redev Agency Successor Agency, CA, Tax Allocation, (BAM Insured) 4.00%, 08/01/2032	191,196
	City of Fontana, CA, Special Tax
500,000	4.00%, 09/01/2041	455,274
450,000	4.00%, 09/01/2046	392,707
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	California - 5.8% - (continued)
$ 525,000	4.00%, 09/01/2051	$ 444,687
	City of Los Angeles Department of Airports, CA, Rev
800,000	4.00%, 05/15/2036	808,827
865,000	5.00%, 05/15/2037	950,317
110,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 5.00%, 01/15/2030	120,187
150,000	Fresno Unified School Dist, CA, GO 0.00%, 08/01/2032(5)	108,118
5,670,000	Golden State Tobacco Securitization Corp., CA, Rev 0.00%, 06/01/2066(5)	608,448
205,000	Oakland Unified School Dist/Alameda County, CA, GO, (AGM Insured) 4.00%, 08/01/2034	211,901
595,000	Regents of the University of California Medical Center Pooled, CA, Rev 5.00%, 05/15/2036	695,288
100,000	Romoland School Dist, CA, Special Tax 5.00%, 09/01/2043	101,371
	San Francisco City & County Airport, Comm-San Francisco International Airport, CA, Rev
345,000	4.00%, 05/01/2039	341,542
265,000	5.00%, 05/01/2050	272,923
	San Joaquin Hills Transportation Corridor Agency, CA, Rev, (NATL Insured)
80,000	0.00%, 01/15/2026(5)	72,862
215,000	0.00%, 01/15/2032(5)	154,886
70,000	0.00%, 01/15/2035(5)	44,260
1,760,000	4.00%, 01/15/2034	1,846,959
	State of California, CA, GO
1,500,000	3.15%, 05/01/2040	1,500,000
185,000	4.00%, 11/01/2041	185,597
750,000	5.00%, 10/01/2042	850,148
		21,868,446
	Colorado - 2.9%
1,970,000	City & County of Denver Airport System, CO, Rev 5.50%, 11/15/2032	2,310,805
	Colorado Health Facs Auth, CO, Rev
105,000	4.00%, 12/01/2040	92,425
875,000	5.00%, 11/01/2033	969,445
835,000	5.00%, 08/01/2044	861,166
2,815,000	Colorado School of Mines, CO, Rev, (AGM Insured) 5.25%, 12/01/2052	3,046,160
160,000	Denver Convention Center Hotel Auth, CO, Rev 5.00%, 12/01/2031	164,504
365,000	E-470 Public Highway Auth, CO, Rev 3.90%, 09/01/2039, 3 mo. USD SOFR + 0.35%(3)	363,892
1,030,000	Park Creek Metropolitan Dist, CO, Rev 5.00%, 12/01/2029	1,121,588
300,000	Public Auth for Colorado Energy, CO, Rev 6.50%, 11/15/2038	361,494
	Regional Transportation Dist, CO, Rev
500,000	4.00%, 07/15/2039	493,803
400,000	5.00%, 07/15/2029	433,470
500,000	5.00%, 01/15/2030	544,793
100,000	5.00%, 07/15/2032	110,204
195,000	University of Colorado, CO, Rev 2.00%, 06/01/2051	187,454
		11,061,203
	Connecticut - 2.4%
100,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2034	109,207
	Connecticut Housing Finance Auth, CT, Rev
5,700,000	3.80%, 11/15/2050	5,700,000

The accompanying notes are an integral part of these financial statements.
45

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Connecticut - 2.4% - (continued)
$ 495,000	4.25%, 05/15/2042	$ 493,487
	Connecticut State Health & Educational Facs Auth, CT, Rev
1,060,000	1.10%, 07/01/2049	1,017,789
470,000	5.00%, 07/01/2030	523,370
315,000	5.00%, 07/01/2031	353,130
845,000	State of Connecticut, CT, GO 3.00%, 06/01/2038	738,190
		8,935,173
	Delaware - 0.1%
200,000	Delaware River & Bay Auth, DE, Rev 5.00%, 01/01/2037	226,292
	District of Columbia - 0.5%
	Dist of Columbia, DC, Rev
250,000	5.00%, 07/01/2037	231,293
455,000	5.00%, 07/01/2042	399,723
500,000	Metropolitan Washington Airports Auth Aviation, DC, Rev 5.00%, 10/01/2035	549,205
500,000	Metropolitan Washington Airports Auth, Dulles Toll Road, DC, Rev 5.00%, 10/01/2033	537,032
		1,717,253
	Florida - 4.7%
500,000	Alachua County School Board, FL, COP, (AGM Insured) 5.00%, 07/01/2028	544,703
185,000	Capital Projects Finance Auth, FL, Rev 5.00%, 10/01/2027	190,661
125,000	City of Atlantic Beach, FL, Rev 5.00%, 11/15/2043	110,301
400,000	City of Pompano Beach, FL, Rev 2.00%, 01/01/2029	344,377
5,555,000	City of West Palm Beach Utility System, FL, Rev, (AGC Insured) 4.10%, 10/01/2038	5,555,000
270,000	County of Broward Airport System, FL, Rev 4.00%, 10/01/2044	256,291
1,500,000	County of Miami-Dade Aviation, FL, Rev 5.00%, 10/01/2033	1,512,862
	County of Miami-Dade Seaport Department, FL, Rev
1,085,000	5.00%, 10/01/2035	1,184,726
200,000	5.00%, 10/01/2036	216,297
445,000	Escambia County Health Facs Auth, FL, Rev 4.00%, 08/15/2045	396,792
1,000,000	Greater Orlando Aviation Auth, FL, Rev 5.00%, 10/01/2037	1,031,226
680,000	Orange County Convention Center, FL, Rev 5.00%, 10/01/2024	690,102
475,000	Orange County Health Facs Auth, FL, Rev 5.00%, 10/01/2037	522,182
950,000	Orlando Utilities Commission, FL, Rev 1.25%, 10/01/2046	816,699
	Polk County Industrial Dev Auth, FL, Rev
510,000	5.00%, 01/01/2029	508,544
190,000	5.00%, 01/01/2055	159,073
35,000	Putnam County Dev Auth, FL, Rev 5.00%, 03/15/2042	36,376
445,000	St Johns County Industrial Dev Auth, FL, Rev 4.00%, 12/15/2046	332,089
2,000,000	Town of Davie, FL, Rev 5.00%, 04/01/2048	2,053,570
155,000	Village Community Dev Dist No. 13, FL, Special Assessment 2.55%, 05/01/2031	137,471
1,245,000	Village Community Dev Dist No. 14, FL, Special Assessment 5.13%, 05/01/2037	1,283,914
		17,883,256
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Georgia - 4.1%
$ 1,350,000	Bartow County Dev Auth, GA, Rev 3.95%, 12/01/2032	$ 1,341,253
100,000	Dev Auth of Appling County, GA, Rev 1.50%, 01/01/2038	94,751
400,000	Dev Auth of Burke County, GA, Rev 1.50%, 01/01/2040	379,003
285,000	Dev Auth of Monroe County, GA, Rev 3.88%, 10/01/2048	283,265
	Main Street Natural Gas, Inc., GA, Rev
560,000	4.00%, 12/01/2023	559,618
2,950,000	4.00%, 05/01/2052	2,912,599
3,000,000	4.00%, 07/01/2052	2,987,921
475,000	5.00%, 09/01/2053(1)	499,315
200,000	5.50%, 09/15/2023	200,221
	Municipal Electric Auth of Georgia, GA, Rev, (AGM Insured)
840,000	4.00%, 01/01/2041	824,257
1,000,000	5.00%, 01/01/2028	1,038,596
1,000,000	5.00%, 07/01/2048	1,057,041
520,000	5.00%, 07/01/2052	532,853
215,000	5.00%, 01/01/2056	217,224
2,300,000	State of Georgia, GA, GO 5.00%, 08/01/2024	2,341,870
		15,269,787
	Hawaii - 0.0%
100,000	State of Hawaii Airports System, HI, Rev 5.00%, 07/01/2031	106,249
	Idaho - 0.2%
820,000	Idaho Health Facs Auth, ID, Rev 4.00%, 03/01/2046	740,673
	Illinois - 7.5%
	Chicago Board of Education Dedicated Capital Improvement Tax, IL, Rev
250,000	5.00%, 04/01/2033	262,190
380,000	5.25%, 04/01/2035	424,603
250,000	5.25%, 04/01/2036	276,592
	Chicago Board of Education, IL, GO, (NATL Insured)
105,000	0.00%, 12/01/2023(5)	103,545
110,000	0.00%, 12/01/2026(5)	96,014
380,000	4.00%, 12/01/2047	324,563
250,000	5.00%, 12/01/2024	252,626
500,000	5.00%, 12/01/2028	522,398
1,000,000	5.00%, 12/01/2032	1,051,198
400,000	5.00%, 12/01/2046	391,866
	Chicago O'Hare International Airport, IL, Rev
650,000	4.50%, 01/01/2048	642,596
255,000	5.00%, 01/01/2032	285,228
445,000	Chicago Transit Auth Capital Grant Receipts, IL, Rev 5.00%, 06/01/2024	449,251
275,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 5.00%, 12/01/2045	285,832
	City of Chicago Wastewater Transmission, IL, Rev
90,000	5.00%, 01/01/2027	90,473
90,000	5.50%, 01/01/2030	97,002
530,000	City of Chicago Waterworks, IL, Rev, (AGM Insured) 5.00%, 11/01/2037	586,489
	City of Chicago, IL, GO, (NATL Insured)
500,000	0.00%, 01/01/2026(5)	461,319
400,000	5.00%, 01/01/2024	401,775
1,385,000	City of Granite City, IL, Rev 1.25%, 05/01/2027	1,241,100
335,000	County of Cook Sales Tax, IL, Rev 5.00%, 11/15/2030	377,271

The accompanying notes are an integral part of these financial statements.
46

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Illinois - 7.5% - (continued)
$ 265,000	County of Cook, IL, GO 5.00%, 11/15/2032	$ 293,785
	Illinois Finance Auth, IL, Rev
640,000	4.00%, 07/15/2039	640,573
235,000	5.00%, 08/15/2033	264,981
150,000	5.00%, 11/15/2045	150,980
305,000	5.00%, 05/15/2050	307,484
	Illinois Housing Dev Auth, IL, Rev
575,000	1.90%, 08/01/2023	575,000
935,000	5.50%, 10/01/2053	1,000,178
500,000	5.75%, 10/01/2053(4)	537,196
320,000	Illinois State Toll Highway Auth, IL, Rev 4.00%, 01/01/2040	317,742
625,000	Kane County School Dist No. 131 Aurora East Side, IL, GO, (AGM Insured) 5.00%, 12/01/2025	648,229
100,000	Kane McHenry Cook & De Kalb Counties Unit School Dist No. 300, IL, GO 5.00%, 01/01/2032	105,354
	Kendall Kane & Will Counties Community Unit School Dist No. 308, IL, GO, (AGM Insured)
150,000	0.00%, 02/01/2027(5)	132,297
515,000	5.00%, 02/01/2025	527,105
	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured)
205,000	0.00%, 12/15/2025(5)	186,808
595,000	4.00%, 12/15/2042	574,783
	Regional Transportation Auth, IL, Rev
150,000	5.00%, 06/01/2024	152,209
355,000	6.00%, 07/01/2024	362,538
	Sales Tax Securitization Corp., IL, Rev
785,000	4.00%, 01/01/2038	785,188
1,785,000	5.00%, 01/01/2026	1,848,352
500,000	5.00%, 01/01/2029	535,366
550,000	5.00%, 01/01/2030	605,616
1,830,000	5.00%, 01/01/2037	1,941,120
115,000	State of Illinois Sales Tax, IL, Rev 5.00%, 06/15/2027	119,380
	State of Illinois, IL, GO
450,000	5.00%, 12/01/2024	458,276
1,010,000	5.00%, 11/01/2025	1,042,528
300,000	5.00%, 11/01/2027	319,103
535,000	5.00%, 03/01/2029	580,103
505,000	5.00%, 10/01/2031	557,089
1,500,000	5.00%, 07/01/2032	1,683,474
465,000	5.00%, 12/01/2034	489,376
325,000	5.00%, 03/01/2046	339,230
750,000	5.25%, 12/01/2030	805,280
550,000	5.50%, 03/01/2042	605,644
100,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2028	107,856
		28,224,154
	Indiana - 1.7%
269,640	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	234,429
2,550,000	City of Whiting, IN, Rev 4.40%, 11/01/2045	2,598,973
195,000	Crown Point Multi School Building Corp., IN, Rev, (ST INTERCEPT Insured) 5.00%, 01/15/2029	214,654
3,000,000	Indiana Finance Auth, IN, Rev 5.00%, 10/01/2042	3,301,278
		6,349,334
	Iowa - 2.3%
	Iowa Finance Auth, IA, Rev
6,200,000	4.45%, 07/01/2041	6,200,000
575,000	5.00%, 02/15/2027	603,688
	Iowa Student Loan Liquidity Corp., IA, Rev
830,000	5.00%, 12/01/2023	833,052
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Iowa - 2.3% - (continued)
$ 350,000	5.00%, 12/01/2025	$ 357,951
715,000	Iowa Tobacco Settlement Auth, IA, Rev 4.00%, 06/01/2049	707,014
		8,701,705
	Kentucky - 0.1%
110,000	Kentucky Bond Dev Corp., KY, Rev 5.00%, 09/01/2023	110,124
100,000	Kentucky Public Energy Auth, KY, Rev 4.00%, 01/01/2049	99,974
		210,098
	Louisiana - 0.4%
325,000	East Baton Rouge Sewerage Commission, LA, Rev 1.30%, 02/01/2041	275,934
305,000	Parish of St John the Baptist, LA, Rev 2.38%, 06/01/2037	289,155
265,000	Regional Transit Auth Sales Tax, LA, Rev, (AGM Insured) 5.00%, 01/01/2027	280,795
490,000	State of Louisiana Gasoline & Fuels Tax, LA, Rev 4.21%, 05/01/2043, 3 mo. USD SOFR + 0.50%(3)	480,758
		1,326,642
	Maine - 0.1%
275,000	Maine Health & Higher Educational Facs Auth, ME, Rev, (AGM Insured) 4.00%, 07/01/2035	279,693
	Massachusetts - 4.3%
1,230,000	Massachusetts Clean Water Trust, MA, Rev 5.00%, 02/01/2024	1,241,022
	Massachusetts Dev Finance Agency, MA, Rev
3,500,000	4.00%, 07/15/2036	3,563,042
405,000	4.58%, 07/01/2049, SIFMA Municipal Swap Index + 0.60%(2)(3)	400,715
130,000	5.00%, 07/15/2024(2)	130,817
1,000,000	5.00%, 07/01/2025	1,027,077
680,000	5.00%, 07/01/2031	702,948
675,000	5.00%, 07/01/2034	709,539
350,000	5.00%, 07/01/2044	353,099
100,000	5.00%, 07/01/2048	102,944
380,000	5.00%, 10/01/2057(2)	330,952
325,000	5.25%, 07/01/2052	340,402
	Massachusetts Educational Financing Auth, MA, Rev
600,000	5.00%, 07/01/2024	605,511
1,000,000	5.00%, 01/01/2025	1,012,925
100,000	5.00%, 07/01/2026	102,911
110,000	5.00%, 07/01/2027	114,716
5,600,000	Massachusetts Health & Educational Facs Auth, MA, Rev 3.35%, 07/01/2027(1)	5,600,000
		16,338,620
	Michigan - 1.5%
	Michigan Finance Auth, MI, Rev
1,250,000	4.00%, 11/15/2046	1,195,188
750,000	5.00%, 11/01/2032	821,953
	Michigan State Housing Dev Auth, MI, Rev
620,000	4.25%, 06/01/2049	618,171
380,000	4.25%, 12/01/2049	378,707
1,025,000	5.50%, 12/01/2053	1,095,624
540,000	Michigan Strategic Fund, MI, Rev 3.88%, 06/01/2053	537,947
275,000	New Haven Community Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	307,478
500,000	Wayne County Airport Auth, MI, Rev 5.00%, 12/01/2025	514,843
		5,469,911

The accompanying notes are an integral part of these financial statements.
47

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Minnesota - 0.7%
$ 575,000	Duluth Independent School Dist No. 709, MN, COP, (SD CRED PROG Insured) 5.00%, 02/01/2025	$ 588,431
387,206	Freddie Mac Multifamily ML Certificates, MN, Rev 2.54%, 06/25/2037	309,881
750,000	Minnesota Higher Education Facs Auth, MN, Rev 3.00%, 10/01/2038	630,244
	Minnesota Housing Finance Agency, MN, Rev, (GNMA/FNMA/FHLMC/COLL Insured)
515,000	5.05%, 07/01/2031	533,651
530,000	5.05%, 01/01/2032	549,947
		2,612,154
	Mississippi - 0.3%
1,000,000	State of Mississippi Gaming Tax, MS, Rev 5.00%, 10/15/2029	1,076,852
	Missouri - 1.2%
400,000	City of St Louis Airport, MO, Rev 5.00%, 07/01/2031	430,453
	Health & Educational Facs Auth of the State of Missouri, MO, Rev
850,000	4.00%, 01/01/2050	789,889
555,000	5.00%, 06/01/2032	630,196
510,000	Kansas City Industrial Dev Auth, MO, Rev 5.00%, 03/01/2032	546,596
1,620,000	Missouri Housing Dev Commission, MO, Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/01/2047	1,614,417
650,000	St Louis County Industrial Dev Auth, MO, Rev 5.00%, 09/01/2028	639,117
		4,650,668
	Nebraska - 0.5%
1,500,000	Central Plains Energy Project, NE, Rev 4.00%, 12/01/2049	1,498,661
300,000	County of Washington, NE, Rev 0.90%, 09/01/2030	284,040
		1,782,701
	Nevada - 1.3%
260,000	City of North Las Vegas, NV, Special Assessment 4.50%, 06/01/2039	247,101
280,000	City of Reno, NV, Rev, (AGM Insured) 5.00%, 06/01/2033	302,746
300,000	Clark County School Dist, NV, GO 5.00%, 06/15/2035	325,526
2,850,000	County of Clark Department of Aviation, NV, Rev 5.00%, 07/01/2026	2,957,632
250,000	County of Clark Passenger Facility Charge, NV, Rev 5.00%, 07/01/2028	274,026
	Las Vegas Convention & Visitors Auth, NV, Rev
200,000	5.00%, 07/01/2029	202,628
500,000	5.00%, 07/01/2034	549,991
		4,859,650
	New Hampshire - 1.2%
	New Hampshire Business Finance Auth, NH, Rev
1,295,000	4.00%, 12/01/2028	1,289,995
80,000	4.00%, 01/01/2041	66,188
650,000	5.00%, 06/01/2036	724,395
715,000	5.00%, 12/01/2036	792,620
860,000	5.00%, 12/01/2037	944,987
665,000	5.00%, 12/01/2038	723,359
		4,541,544
	New Jersey - 1.2%
	New Jersey Economic Dev Auth, NJ, Rev
350,000	5.00%, 03/01/2028	375,445
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	New Jersey - 1.2% - (continued)
$ 755,000	5.00%, 11/01/2034	$ 851,524
430,000	New Jersey Higher Education Student Assistance Auth, NJ, Rev 5.00%, 12/01/2025	440,251
	New Jersey Transportation Trust Fund Auth, NJ, Rev
125,000	5.00%, 12/15/2023	125,657
300,000	5.00%, 06/15/2038	328,732
	New Jersey Turnpike Auth, NJ, Rev
250,000	4.00%, 01/01/2033	257,721
295,000	4.00%, 01/01/2042	295,256
385,000	5.00%, 01/01/2033	418,924
	Newark Board of Education, NJ, GO, (School Board Reserve Fund Insured)
295,000	5.00%, 07/15/2024	299,030
325,000	5.00%, 07/15/2027	346,748
340,000	State of New Jersey, NJ, GO 5.00%, 06/01/2025	350,883
	Tobacco Settlement Financing Corp., NJ, Rev
340,000	5.00%, 06/01/2024	343,925
250,000	5.00%, 06/01/2029	269,357
		4,703,453
	New Mexico - 0.5%
2,150,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	1,758,188
50,000	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 01/01/2049	49,594
		1,807,782
	New York - 13.0%
40,000	Brookhaven Local Dev Corp., NY, Rev 1.63%, 11/01/2025	40,000
	City of New York, NY, GO
1,675,000	4.04%, 08/01/2044	1,675,000
280,000	5.00%, 10/01/2033	329,176
530,000	5.00%, 04/01/2036	572,134
	Long Island Power Auth, NY, Rev
500,000	0.85%, 09/01/2050	468,963
295,000	5.00%, 09/01/2033	326,288
	Metropolitan Transportation Auth, NY, Rev
2,000,000	5.00%, 11/15/2029	2,056,634
265,000	5.00%, 11/15/2032	271,626
2,695,000	5.00%, 11/15/2033	2,719,280
1,000,000	5.00%, 11/15/2045	1,076,088
575,000	5.00%, 11/15/2052	591,234
5,300,000	New York City Housing Development Corp. 4.02%, 04/15/2035(1)	5,300,000
	New York City Industrial Dev Agency, NY, Rev, (AGM Insured)
670,000	3.00%, 01/01/2033	625,962
150,000	5.00%, 03/01/2030	166,405
	New York City Municipal Water Finance Auth, NY, Rev
1,200,000	3.00%, 06/15/2040	1,021,416
690,000	4.13%, 06/15/2047	685,864
500,000	5.00%, 06/15/2040	541,278
	New York City Transitional Finance Auth, Future Tax Secured, NY, Rev
500,000	4.00%, 05/01/2035	527,051
185,000	4.00%, 11/01/2035	194,207
580,000	4.00%, 11/01/2036	600,993
2,305,000	4.00%, 02/01/2038	2,332,319
1,000,000	4.00%, 11/01/2038	1,012,100
465,000	5.00%, 11/01/2033	530,494
570,000	5.00%, 05/01/2038	617,367
	New York Liberty Dev Corp., NY, Rev
450,000	0.95%, 11/15/2027	387,229
405,000	2.75%, 02/15/2044	301,354

The accompanying notes are an integral part of these financial statements.
48

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	New York - 13.0% - (continued)
$ 2,175,000	5.00%, 11/15/2044(2)	$ 2,130,190
	New York State Dormitory Auth, NY, Rev
1,000,000	3.00%, 03/15/2041	841,169
1,650,000	4.00%, 03/15/2038	1,669,938
2,000,000	4.00%, 05/01/2039	1,939,226
675,000	4.00%, 03/15/2040	673,012
2,250,000	5.00%, 03/15/2036	2,271,904
105,000	5.00%, 05/01/2037	115,045
1,000,000	5.00%, 05/01/2052	1,049,223
1,805,000	New York State Environmental Facs Corp., NY, Rev 4.00%, 06/15/2039	1,848,247
2,000,000	New York State Housing Finance Agency, NY, Rev 4.00%, 11/15/2037	2,000,000
	New York State Urban Dev Corp., NY, Rev
2,000,000	4.00%, 03/15/2037	2,065,516
515,000	5.00%, 03/15/2038	551,002
	New York Transportation Dev Corp., NY, Rev
440,000	4.00%, 12/01/2038	425,501
130,000	5.00%, 12/01/2024	131,849
650,000	5.00%, 12/01/2030	701,008
195,000	5.00%, 12/01/2031	215,010
515,000	5.00%, 12/01/2032	563,585
	Port Auth of New York & New Jersey, NY, Rev
500,000	3.00%, 10/01/2027	485,902
185,000	4.00%, 07/15/2040	185,070
800,000	5.00%, 11/15/2035	824,352
835,000	5.00%, 01/15/2037	918,112
700,000	5.00%, 11/01/2038	738,504
390,000	Syracuse Industrial Dev Agency, NY, Rev 5.00%, 01/01/2031	301,764
260,000	Triborough Bridge & Tunnel Auth, NY, Rev 5.00%, 11/15/2049	277,176
1,050,000	Westchester County Local Dev Corp., NY, Rev 3.20%, 07/01/2028(2)	982,124
		48,874,891
	North Carolina - 0.9%
970,000	North Carolina Housing Finance Agency, NC, Rev, (GNMA/FNMA/FHLMC/COLL Insured) 3.75%, 07/01/2052	954,686
	North Carolina Medical Care Commission, NC, Rev
515,000	2.88%, 10/01/2026	483,032
255,000	4.00%, 01/01/2025	251,381
1,455,000	4.00%, 09/01/2051	1,134,229
395,000	5.00%, 01/01/2038	391,781
145,000	5.00%, 01/01/2039	133,973
210,000	5.00%, 01/01/2044	201,179
		3,550,261
	Ohio - 3.4%
	American Municipal Power, Inc., OH, Rev
1,000,000	4.00%, 02/15/2036	1,006,358
1,000,000	4.00%, 02/15/2037	990,912
1,235,000	Buckeye Tobacco Settlement Financing Auth, OH, Rev 5.00%, 06/01/2055	1,147,836
100,000	Cleveland Department of Public Utilities Division of Public Power, OH, Rev, (AGM Insured) 5.00%, 11/15/2030	109,296
250,000	County of Allen Hospital Facs, OH, Rev 5.00%, 12/01/2029	278,734
845,000	Ohio Air Quality Dev Auth, OH, Rev 4.00%, 09/01/2030	836,673
805,000	Ohio Higher Educational Facility Commission, OH, Rev 5.00%, 07/01/2035	920,738
	Ohio Housing Finance Agency, OH, Rev
455,000	3.00%, 03/01/2052	437,986
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Ohio - 3.4% - (continued)
$ 2,000,000	5.75%, 03/01/2054	$ 2,124,274
600,000	Southern Ohio Port Auth, OH, Rev 6.50%, 12/01/2030(2)	512,030
	State of Ohio, OH, Rev
360,000	2.75%, 01/01/2052	351,474
3,500,000	5.00%, 03/01/2032	4,109,933
		12,826,244
	Oklahoma - 0.0%
	Oklahoma Dev Finance Auth, OK, Rev
30,000	5.25%, 08/15/2048	29,114
30,000	5.50%, 08/15/2057	29,499
		58,613
	Oregon - 1.8%
30,000	Benton & Linn Counties Consolidated School Dist No. 509J & 509A Corvallis, OR, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	32,227
20,000	Marion County School Dist No. 15 North Marion, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2037(5)	11,093
115,000	Multnomah & Clackamas Counties School Dist No. 10JT Gresham-Barlow, OR, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(5)	60,423
	Port of Portland Airport, OR, Rev
270,000	5.00%, 07/01/2029	291,072
575,000	5.00%, 07/01/2030	627,601
1,910,000	5.00%, 07/01/2038	2,054,425
1,000,000	5.00%, 07/01/2044	1,035,129
	Salem Hospital Facility Auth, OR, Rev
40,000	5.00%, 05/15/2038	39,033
30,000	5.00%, 05/15/2048	27,478
50,000	State of Oregon Housing & Community Services Department, OR, Rev 4.50%, 01/01/2049	50,014
	State of Oregon, OR, GO
70,000	4.00%, 12/01/2048	69,485
2,065,000	5.00%, 06/01/2032	2,442,261
100,000	Washington Clackamas & Yamhill Counties School Dist No. 88J, OR, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(5)	65,141
		6,805,382
	Pennsylvania - 2.5%
135,000	Armstrong School Dist, PA, GO, (BAM State Aid Withholding Insured) 4.00%, 03/15/2035	139,051
565,000	City of Philadelphia, PA, GO 5.00%, 02/01/2035	620,802
100,000	Commonwealth Financing Auth, PA, Rev 5.00%, 06/01/2027	105,769
265,000	Delaware Valley Regional Finance Auth, PA, Rev 5.75%, 07/01/2032	324,048
585,000	Hospitals & Higher Education Facs Auth of Philadelphia, PA, Rev, (AGM Insured) 5.00%, 07/01/2037	629,364
345,000	Lancaster Industrial Dev Auth, PA, Rev 4.00%, 07/01/2056	245,656
	Montgomery County Industrial Dev Auth, PA, Rev
230,000	5.00%, 12/01/2030	233,132
240,000	5.00%, 12/01/2044	243,799
100,000	5.00%, 12/01/2046	94,469
	Pennsylvania Economic Dev Financing Auth, PA, Rev
400,000	5.00%, 05/15/2036	448,272
100,000	5.00%, 05/15/2038	110,024
	Pennsylvania Higher Educational Facs Auth, PA, Rev
250,000	5.00%, 05/01/2025	255,843
750,000	5.00%, 05/01/2037	779,916

The accompanying notes are an integral part of these financial statements.
49

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Pennsylvania - 2.5% - (continued)
$ 420,000	Pennsylvania Housing Finance Agency, PA, Rev 4.00%, 10/01/2038	$ 416,990
150,000	Pennsylvania Turnpike Commission, PA, Rev 5.00%, 12/01/2030	163,594
	Pittsburgh Water & Sewer Auth, PA, Rev, (AGM Insured)
15,000	5.00%, 09/01/2034	16,764
1,245,000	5.00%, 09/01/2036	1,438,998
1,000,000	5.00%, 09/01/2037	1,142,207
	School Dist of Philadelphia, PA, GO, (NATL State Aid Withholding Insured)
280,000	5.00%, 06/01/2027	296,877
610,000	5.00%, 09/01/2032	666,428
590,000	School Dist of the City of Erie, PA, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2028	636,451
375,000	Wilkes-Barre Area School Dist, PA, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	385,446
		9,393,900
	Puerto Rico - 1.7%
2,950,000	Commonwealth of Puerto Rico, PR, GO 5.63%, 07/01/2027	3,100,149
	Puerto Rico Sales Tax Financing Corp., PR, Rev
109,000	0.00%, 07/01/2024(5)	105,131
3,119,000	0.00%, 07/01/2029(5)	2,435,377
625,000	5.00%, 07/01/2058	608,290
		6,248,947
	Rhode Island - 0.3%
	Rhode Island Student Loan Auth, RI, Rev
400,000	5.00%, 12/01/2027	422,262
765,000	5.00%, 12/01/2028	815,707
		1,237,969
	South Carolina - 1.0%
580,000	Piedmont Municipal Power Agency, SC, Rev 5.00%, 01/01/2025	592,466
410,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC, Rev 5.00%, 12/01/2029	420,260
	South Carolina Public Service Auth, SC, Rev
500,000	4.00%, 12/01/2034	504,153
625,000	4.00%, 12/01/2038	618,947
175,000	5.00%, 12/01/2025	180,749
1,260,000	South Carolina State Housing Finance & Dev Auth, SC, Rev 5.75%, 01/01/2054	1,366,270
		3,682,845
	South Dakota - 0.2%
	South Dakota Housing Dev Auth, SD, Rev
535,000	4.50%, 11/01/2048	536,133
290,000	6.00%, 05/01/2054	312,210
		848,343
	Tennessee - 0.8%
110,000	Chattanooga Health Educational & Housing Facility Board, TN, Rev 5.00%, 08/01/2044	113,388
1,175,000	Metropolitan Government Nashville & Davidson County Health & Educational Facs Board, TN, Rev 5.00%, 07/01/2031	1,306,988
590,000	Metropolitan Nashville Airport Auth, TN, Rev 5.50%, 07/01/2040	660,286
	Tennessee Energy Acquisition Corp., TN, Rev
295,000	5.00%, 02/01/2025	295,898
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Tennessee - 0.8% - (continued)
$ 590,000	5.00%, 02/01/2027	$ 593,505
70,000	Tennessee Housing Dev Agency, TN, Rev 4.00%, 01/01/2049	69,433
		3,039,498
	Texas - 11.8%
3,325,000	Alvin Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2036(4)	3,793,151
	Arlington Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
450,000	5.00%, 08/15/2037	498,062
805,000	5.00%, 08/15/2040	872,891
160,000	Austin-Bergstrom Landhost Enterprises, Inc., TX, Rev 5.00%, 10/01/2029	166,715
1,065,000	Boerne Independent School Dist, TX, GO, (PSF-GTD Insured) 3.13%, 02/01/2053	1,053,226
500,000	Brazos Higher Education Auth, Inc., TX, Rev 5.00%, 04/01/2025	507,822
	Central Texas Regional Mobility Auth, TX, Rev
1,425,000	4.00%, 01/01/2035	1,459,158
505,000	4.00%, 01/01/2036	512,270
1,490,000	5.00%, 01/01/2046	1,560,420
	City of Austin Airport System, TX, Rev
1,025,000	5.00%, 11/15/2032	1,141,714
500,000	5.00%, 11/15/2039	534,971
	City of Dallas Hotel Occupancy Tax, TX, Rev
1,525,000	4.00%, 08/15/2033	1,535,063
100,000	4.00%, 08/15/2034	100,528
535,000	City of Dallas, TX, GO 5.00%, 02/15/2028	564,918
	City of Houston Hotel Occupancy Tax & Special, TX, Rev, (AGM-CR AMBAC Insured)
750,000	0.00%, 09/01/2025(5)	691,970
425,000	4.00%, 09/01/2026	433,526
1,135,000	City of Houston, Combined Utility System, TX, Rev, (AGM Insured) 0.00%, 12/01/2024(5)	1,082,258
	City of San Antonio Electric & Gas Systems, TX, Rev
555,000	1.75%, 02/01/2049	520,438
290,000	5.00%, 02/01/2035	331,624
425,000	Clear Creek Independent School Dist, TX, GO, (PSF-GTD Insured) 0.28%, 02/15/2038	406,685
1,000,000	Eagle Mountain & Saginaw Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 08/15/2033	1,167,025
1,495,000	Fort Bend Independent School Dist, TX, GO, (PSF-GTD Insured) 3.70%, 08/01/2052(1)(4)	1,493,237
500,000	Fort Worth Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2033	583,363
1,305,000	Grand Parkway Transportation Corp., TX, Rev 5.00%, 10/01/2052	1,306,846
450,000	Harris County Industrial Dev Corp., TX, Rev 4.05%, 11/01/2050(1)	452,328
615,000	Harris County-Houston Sports Auth, TX, Rev 5.00%, 11/15/2033	623,081
400,000	Hidalgo County Regional Mobility Auth, TX, Rev 5.00%, 12/01/2030	426,131
100,000	Kerrville Health Facs Dev Corp., TX, Rev 5.00%, 08/15/2024	101,159
	Lower Colorado River Auth, TX, Rev, (AGM Insured)
1,665,000	5.00%, 05/15/2035	1,906,167
675,000	5.00%, 05/15/2038	737,426
	New Hope Cultural Education Facs Finance Corp., TX, Rev
250,000	4.00%, 11/01/2055	187,890
500,000	5.00%, 11/01/2046	390,710

The accompanying notes are an integral part of these financial statements.
50

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Texas - 11.8% - (continued)
$ 2,625,000	North East Independent School Dist, TX, GO, (PSF-GTD Insured) 2.00%, 08/01/2052	$ 2,625,000
3,000,000	North Texas Tollway Auth, TX, Rev 4.13%, 01/01/2040	2,987,835
	Northside Independent School Dist, TX, GO, (PSF-GTD Insured)
1,250,000	2.00%, 06/01/2052	1,177,278
1,000,000	5.00%, 08/01/2036(4)	1,140,618
1,020,000	5.00%, 08/01/2038(4)	1,141,795
2,000,000	San Antonio Water System, TX, Rev 1.00%, 05/01/2043	1,771,422
3,270,000	Texas Municipal Gas Acquisition & Supply Corp. I, TX, Rev 6.25%, 12/15/2026	3,398,277
500,000	Texas Public Finance Auth, TX, Rev 4.00%, 02/01/2034	520,367
200,000	Texas Transportation Commission State Highway 249 System, TX, Rev 0.00%, 08/01/2038(5)	99,568
2,000,000	Texas Transportation Commission State Highway Fund, TX, Rev 0.43%, 04/01/2025	1,881,091
	Uptown Dev Auth, TX, Tax Allocation
220,000	4.00%, 09/01/2032	215,439
250,000	4.00%, 09/01/2035	238,210
		44,339,673
	Utah - 1.2%
1,000,000	City of Salt Lake City Airport, UT, Rev 5.00%, 07/01/2029	1,064,092
590,000	County of Salt Lake, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	603,115
1,500,000	County of Utah, UT, Rev 5.00%, 05/15/2045	1,509,644
1,250,000	Utah Transit Auth, UT, Rev, (AGM Insured) 5.25%, 06/15/2029	1,399,476
		4,576,327
	Virginia - 1.6%
945,000	Halifax County Industrial Dev Auth, VA, Rev 1.65%, 12/01/2041	920,768
750,000	Henrico County Economic Dev Auth, VA, Rev 5.00%, 10/01/2047	761,267
850,000	Virginia Commonwealth Transportation Board, VA, Rev 4.00%, 05/15/2030	855,129
	Virginia Small Business Financing Auth, VA, Rev
1,000,000	4.00%, 01/01/2033	1,002,086
1,100,000	4.00%, 07/01/2034	1,101,203
835,000	5.00%, 07/01/2035	895,461
350,000	5.00%, 12/31/2047	360,731
		5,896,645
	Washington - 1.9%
500,000	King County School Dist No. 210 Federal Way, WA, GO, (School Board Guaranty Insured) 4.00%, 12/01/2036	508,729
1,500,000	Port of Seattle, WA, Rev 4.00%, 08/01/2040	1,440,114
	State of Washington, WA, GO
1,105,000	4.00%, 07/01/2035	1,164,100
460,000	5.00%, 08/01/2044	499,825
	Washington Health Care Facs Auth, WA, Rev
1,500,000	4.00%, 08/01/2044	1,391,135
1,725,000	5.00%, 10/01/2042	1,714,566
500,000	Washington State Housing Finance Commission, WA, Rev 5.00%, 01/01/2031(2)	462,497
		7,180,966
	West Virginia - 0.6%
	West Virginia Economic Dev Auth, WV, Rev
390,000	2.55%, 03/01/2040	384,677
1,870,000	3.75%, 12/01/2042	1,857,720
		2,242,397
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.3% - (continued)
	Wisconsin - 2.1%
	Public Finance Auth, WI, Rev
$ 505,000	4.00%, 10/01/2041		$ 408,125
835,000	4.00%, 10/01/2046		843,508
305,000	4.00%, 01/01/2047		260,754
170,000	4.00%, 07/01/2050		156,267
75,000	5.00%, 09/01/2025(2)		73,966
1,000,000	5.00%, 07/01/2036		1,055,222
485,000	5.00%, 07/01/2038		502,128
750,000	5.00%, 10/01/2043(2)		663,689
465,000	5.00%, 10/01/2044		479,536
1,255,000	5.00%, 02/01/2052		1,246,052
	University of Wisconsin Hospitals & Clinics, WI, Rev
310,000	4.00%, 04/01/2035		317,406
220,000	4.00%, 04/01/2039		215,063
120,000	Wisconsin Center Dist, WI, Rev, (AGM Insured) 0.00%, 12/15/2029(5)		95,177
	Wisconsin Health & Educational Facs Auth, WI, Rev
595,000	4.00%, 08/15/2046		466,152
500,000	4.00%, 01/01/2057		336,332
840,000	5.00%, 11/01/2039		719,915
200,000	Wisconsin Housing & Economic Dev Auth Housing, WI, Rev 0.50%, 11/01/2050		189,455
			8,028,747
	Total Municipal Bonds (cost $369,626,952)		$ 358,658,824
U.S. GOVERNMENT AGENCIES - 0.2%
	Mortgage-Backed Agencies - 0.2%
	Federal Home Loan Mortgage Corp. - 0.2%
1,155,000	3.15%, 10/15/2036		$ 978,289
	Total U.S. Government Agencies (cost $1,176,311)		$ 978,289
	Total Long-Term Investments (cost $370,803,263)		$ 359,637,113
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
4,915,669	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $4,916,390; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 01/15/2030, with a market value of $5,014,023		$ 4,915,669
	Total Short-Term Investments (cost $4,915,669)		$ 4,915,669
	Total Investments (cost $375,718,932)	96.8%	$ 364,552,782
	Other Assets and Liabilities	3.2%	11,942,311
	Total Net Assets	100.0%	$ 376,495,093
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.
51

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2023

See “Glossary” for abbreviation descriptions.
(1)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $6,121,370, representing 1.6% of net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $8,702,760 at July 31, 2023.
(5)	Security is a zero-coupon bond.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 358,658,824	$ —	$ 358,658,824	$ —
U.S. Government Agencies	978,289	—	978,289	—
Short-Term Investments	4,915,669	—	4,915,669	—
Total	$ 364,552,782	$ —	$ 364,552,782	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
52

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments
July 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.5%
	Materials - 0.5%
878	Aclara Resources, Inc.*		$ 283
4,800	Pan American Silver Corp.		81,024
	Total Common Stocks (cost $90,121)		$ 81,307
SHORT-TERM INVESTMENTS - 88.6%
	Other Investment Pools & Funds - 3.1%
496,908	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.13%(1)		$ 496,908
	U.S. Treasury Securities - 85.5%
	U.S. Treasury Bills - 85.5%
$ 580,000	3.43%, 08/03/2023(2)		579,836
620,000	3.47%, 08/03/2023(2)		619,823
330,000	4.62%, 08/10/2023(2)		329,582
1,500,000	4.66%, 08/10/2023(2)		1,498,088
1,830,000	5.00%, 09/28/2023(2)		1,815,331
1,590,000	5.03%, 08/24/2023(2)		1,584,756
1,520,000	5.03%, 09/07/2023(2)		1,512,077
1,520,000	5.05%, 08/31/2023(2)		1,513,511
1,830,000	5.12%, 10/05/2023(2)		1,812,603
1,830,000	5.22%, 10/19/2023(2)		1,808,862
570,000	5.33%, 10/12/2023(2)		563,986
			13,638,455
	Total Short-Term Investments (cost $14,136,407)		$ 14,135,363
	Total Investments (cost $14,226,528)	89.1%	$ 14,216,670
	Other Assets and Liabilities	10.9%	1,737,285
	Total Net Assets	100.0%	$ 15,953,955
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
The Consolidated Schedule of Investments includes investments held by Hartford Schroders Cayman Commodity Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of July 31, 2023, the Fund invested 13.7% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
(2)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at July 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	19	09/29/2023	$ 1,614,050	$ 113,580
Coffee Future	8	09/19/2023	493,950	(58,245)
Copper Future	9	09/27/2023	901,800	26,436
Corn Future	22	09/14/2023	554,400	(28,566)
Corn Future	5	12/14/2023	128,250	(9,714)
Cotton No. 2 Future	4	12/06/2023	169,440	6,424
Gasoline RBOB Future	4	08/31/2023	486,444	82,221
Gold 100oz Future	13	12/27/2023	2,611,960	21,403
ICE Gas Oil Future	8	09/12/2023	688,000	136,006
Lean Hogs Future	9	10/13/2023	309,600	10,766
LME Nickel Future	4	09/18/2023	532,848	19,635
LME Primary Aluminum Future	15	09/18/2023	850,504	8,046
LME Primary Aluminum Future	15	12/16/2024	915,097	(96,295)
LME Zinc Future	11	09/18/2023	705,460	38,581
Natural Gas Future	36	08/29/2023	948,240	71,080
NY Harbor ULSD Future	3	08/31/2023	376,173	78,652
Silver Future	6	09/27/2023	749,160	29,698
Soybean Future	12	11/14/2023	799,050	78,897
Soybean Meal Future	11	12/14/2023	435,490	30,452
Soybean Oil Future	13	12/14/2023	467,922	64,725
Wheat Future	18	09/14/2023	599,175	16,546
Wheat Future	7	09/14/2023	284,463	6,188
World Sugar No. 11 Future	14	09/29/2023	378,045	(15,017)
The accompanying notes are an integral part of these financial statements.
53

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments – (continued)
July 31, 2023

Futures Contracts Outstanding at July 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
WTI Crude Future	11	08/22/2023	$ 899,800	$ 126,818
WTI Crude Future	5	11/20/2023	401,750	45,988
WTI Crude Future	2	11/20/2024	149,720	19,511
Total				$ 823,816
Short position contracts:
LME Nickel Future	2	09/18/2023	$ 266,424	$ (16,354)
LME Primary Aluminum Future	5	09/18/2023	283,501	(12,235)
LME Primary Aluminum Future	15	12/16/2024	915,097	17,848
LME Zinc Future	2	09/18/2023	128,266	(10,789)
Total				$ (21,530)
Total futures contracts				$ 802,286
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Materials	$ 81,307	$ 81,307	$ —	$ —
Short-Term Investments	14,135,363	496,908	13,638,455	—
Futures Contracts(2)	1,049,501	1,049,501	—	—
Total	$ 15,266,171	$ 1,627,716	$ 13,638,455	$ —
Liabilities
Futures Contracts(2)	$ (247,215)	$ (247,215)	$ —	$ —
Total	$ (247,215)	$ (247,215)	$ —	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
54

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 5.2%
	Beverages - 0.6%
$ 536,000	Bacardi Ltd./Bacardi-Martini BV 5.25%, 01/15/2029(1)	$ 531,177
253,000	Constellation Brands, Inc. 5.00%, 02/02/2026	250,301
		781,478
	Commercial Banks - 2.8%
400,000	Banco Santander SA 1.72%, 09/14/2027, (1.72% fixed rate until 09/14/2026; 1 yr. USD CMT + 0.90% thereafter)(2)	351,092
	Barclays PLC
398,000	2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 1 yr. USD CMT + 1.05% thereafter)(2)	353,642
335,000	7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 1 yr. USD CMT + 3.05% thereafter)(2)	343,807
621,000	Lloyds Banking Group PLC 5.99%, 08/07/2027, (5.99% fixed rate until 08/07/2026; 1 yr. USD CMT + 1.48% thereafter)(2)	621,000
264,000	NatWest Group PLC 7.47%, 11/10/2026, (7.47% fixed rate until 11/10/2025; 1 yr. USD CMT + 2.85% thereafter)(2)	272,215
599,000	PNC Financial Services Group, Inc. 5.58%, 06/12/2029, 6 mo. USD SOFR + 1.84%(2)	599,694
739,000	U.S. Bancorp 5.78%, 06/12/2029, (5.78% fixed rate until 06/12/2028; 2 mo. USD SOFR + 2.02% thereafter)(2)	741,254
757,000	UniCredit SpA 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 1 yr. USD CMT + 1.20% thereafter)(1)(2)	671,333
		3,954,037
	Diversified Financial Services - 0.9%
1,425,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026	1,280,303
	Electric - 0.2%
282,000	NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/2025	284,023
	Entertainment - 0.0%
33,000	Warnermedia Holdings, Inc. 3.76%, 03/15/2027	30,874
	Healthcare - Services - 0.4%
670,000	CommonSpirit Health 3.35%, 10/01/2029	594,273
	Pipelines - 0.1%
164,000	MPLX LP 5.00%, 03/01/2033	157,381
	Semiconductors - 0.2%
273,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	255,658
	Total Corporate Bonds (cost $7,777,625)	$ 7,338,027
MUNICIPAL BONDS - 79.3%
	Alabama - 2.9%
	Black Belt Energy Gas Dist, AL, Rev
920,000	4.00%, 10/01/2049	$ 914,374
1,765,000	4.00%, 06/01/2051	1,736,433
685,000	5.25%, 12/01/2053	732,986
715,000	Town of Pike Road, AL, GO 5.00%, 03/01/2052	777,504
		4,161,297
	California - 11.2%
205,000	Alameda Corridor Transportation Auth, CA, Rev, (AGM Insured) 5.00%, 10/01/2052	220,630
125,000	Brentwood Union School Dist, CA, GO 5.25%, 08/01/2052	138,628
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	California - 11.2% - (continued)
$ 695,000	California Health Facs Financing Auth, CA, Rev 5.00%, 04/01/2033	$ 757,223
240,000	Central Unified School Dist, CA, GO 4.00%, 08/01/2050	234,025
625,000	Del Mar Union School Dist, CA, GO 4.00%, 08/01/2046	624,108
565,000	Fresno Unified School Dist, CA, GO 4.00%, 08/01/2052	555,705
785,000	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 3.00%, 06/01/2046	720,534
2,310,000	Moreno Valley Unified School Dist, CA, GO, (AGM Insured) 4.13%, 08/01/2050	2,317,027
765,000	Oxnard School Dist, CA, GO, (BAM Insured) 4.25%, 08/01/2053	771,182
115,000	Peralta Community College Dist, CA, GO 5.50%, 08/01/2052	130,367
450,000	Pittsburg Unified School Dist, CA, GO, (AGM Insured) 4.25%, 08/01/2049	450,102
	Redwood City School Dist, CA, Rev
595,000	5.00%, 08/01/2048	662,426
595,000	5.00%, 08/01/2052	658,759
1,205,000	Regents of the University of California Medical Center Pooled, CA, Rev 4.00%, 05/15/2053	1,136,734
490,000	Rialto Unified School Dist, CA, GO, (BAM Insured) 5.00%, 08/01/2052	532,542
60,000	San Diego Unified School Dist, CA, GO 4.55%, 07/01/2052	61,788
935,000	San Francisco Bay Area Rapid Transit Dist, CA, GO 4.25%, 08/01/2052	941,141
105,000	San Francisco Community College Dist, CA, GO 2.02%, 06/15/2029	89,762
1,215,000	San Mateo Foster City School Dist, CA, GO 4.00%, 08/01/2051	1,196,490
970,000	Sweetwater Union High School Dist, CA, GO 5.00%, 08/01/2052	1,047,452
865,000	Victor Valley Community College Dist, CA, GO 4.00%, 08/01/2050	844,840
1,660,000	Vista Unified School Dist, CA, GO, (BAM Insured) 5.25%, 08/01/2048	1,851,658
		15,943,123
	Colorado - 1.4%
575,000	City & County of Denver Airport System, CO, Rev 5.25%, 11/15/2053	634,935
895,000	City of Colorado Springs Utilities System, CO, Rev 4.00%, 11/15/2051	874,701
90,000	Colorado Health Facs Auth, CO, Rev 5.25%, 11/01/2052	93,757
405,000	Colorado Housing and Finance Auth, CO, Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	396,063
		1,999,456
	Connecticut - 0.1%
140,000	Connecticut Housing Finance Auth, CT, Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	139,572
	District of Columbia - 1.7%
2,090,000	Dist of Columbia Water & Sewer Auth, DC, Rev 4.00%, 10/01/2047	2,044,049
340,000	Metropolitan Washington Airports Auth, Dulles Toll Road, DC, Rev 5.00%, 10/01/2034	369,848
		2,413,897

The accompanying notes are an integral part of these financial statements.
55

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	Florida - 2.0%
$ 2,745,000	County of Broward Convention Center Hotel, FL, Rev 4.00%, 01/01/2051	$ 2,637,912
	Florida Housing Finance Corp., FL, Rev, (GNMA/FNMA/FHLMC Insured)
65,000	3.00%, 07/01/2051	62,690
110,000	3.50%, 07/01/2051	107,608
45,000	4.00%, 07/01/2049	44,650
		2,852,860
	Georgia - 1.7%
	Main Street Natural Gas, Inc., GA, Rev
435,000	4.00%, 08/01/2048	435,466
1,565,000	4.00%, 03/01/2050	1,556,706
485,000	4.00%, 05/01/2052	478,851
		2,471,023
	Illinois - 1.3%
	Illinois Housing Dev Auth, IL, Rev, (GNMA/FNMA/FHLMC Insured)
865,000	3.75%, 04/01/2050	851,598
910,000	4.00%, 10/01/2049	902,671
80,000	4.50%, 10/01/2048	80,212
		1,834,481
	Indiana - 0.6%
75,000	Indiana Housing & Community Dev Auth, IN, Rev, (GNMA Insured) 4.00%, 07/01/2048	74,396
705,000	Indianapolis Local Public Improvement Bond Bank, IN, Rev 5.00%, 01/01/2053	749,206
		823,602
	Iowa - 1.7%
	Iowa Finance Auth, IA, Rev, (GNMA/FNMA/FHLMC Insured)
1,045,000	3.00%, 01/01/2047	1,004,275
1,400,000	3.00%, 07/01/2051	1,337,403
80,000	3.25%, 07/01/2050	77,637
40,000	4.00%, 07/01/2048	39,679
		2,458,994
	Kentucky - 0.5%
	Kentucky Public Energy Auth, KY, Rev
600,000	4.00%, 12/01/2049	597,180
160,000	4.00%, 02/01/2050	158,480
		755,660
	Louisiana - 1.8%
20,000	Louisiana Housing Corp., LA, Rev 4.50%, 12/01/2047	20,035
1,385,000	Louisiana Local Government Environmental Facs & Community Dev Auth, LA, Rev 2.50%, 04/01/2036	1,128,857
1,255,000	Louisiana Stadium & Exposition Dist, LA, Rev 5.25%, 07/01/2053	1,370,447
		2,519,339
	Maryland - 0.4%
625,000	Maryland State Transportation Auth, MD, Rev 4.00%, 07/01/2050	604,535
	Massachusetts - 1.8%
	Commonwealth of Massachusetts, MA, GO
120,000	3.00%, 02/01/2048	94,991
1,175,000	5.00%, 05/01/2053	1,282,847
1,180,000	Massachusetts Bay Transportation Auth Sales Tax, MA, Rev 4.00%, 07/01/2053	1,134,069
		2,511,907
	Michigan - 4.3%
700,000	Cedar Springs Public School Dist, MI, GO, (Q-SBLF Insured) 4.50%, 05/01/2049	717,621
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	Michigan - 4.3% - (continued)
$ 770,000	Ferndale Public Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2053	$ 822,595
1,500,000	Fraser Public School Dist, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2048	1,595,361
	Grosse Ile Township School Dist, MI, GO, (Q-SBLF Insured)
540,000	5.00%, 05/01/2049	575,702
625,000	5.00%, 05/01/2052	663,207
60,000	Michigan State Housing Dev Auth, MI, Rev 3.75%, 06/01/2050	59,087
1,540,000	Troy School Dist, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2052	1,676,512
		6,110,085
	Minnesota - 3.0%
180,000	Housing & Redev Auth of The City of St Paul Minnesota, MN, Rev 3.50%, 12/01/2025	178,650
435,000	Minneapolis-St Paul Metropolitan Airports Commission, MN, Rev 4.25%, 01/01/2052	427,412
3,855,000	Minnesota Housing Finance Agency, MN, Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2051	3,714,599
		4,320,661
	Mississippi - 0.9%
	Mississippi Home Corp., MS, Rev, (GNMA/FNMA/FHLMC/COLL Insured)
1,110,000	3.00%, 12/01/2050	1,069,066
215,000	3.25%, 12/01/2050	208,835
		1,277,901
	Missouri - 0.9%
	Missouri Housing Dev Commission, MO, Rev, (GNMA/FNMA/FHLMC Insured)
390,000	3.25%, 05/01/2051	378,101
165,000	3.50%, 11/01/2050	161,273
245,000	3.88%, 05/01/2050	242,014
95,000	4.25%, 05/01/2049	94,750
85,000	4.75%, 05/01/2049	85,704
385,000	St. Charles County Francis Howell R-III School Dist, MO, GO 2.00%, 03/01/2037	292,842
		1,254,684
	Nebraska - 0.4%
	Nebraska Investment Finance Auth, NE, Rev, (GNMA/FNMA/FHLMC Insured)
560,000	3.00%, 09/01/2050	539,857
75,000	4.00%, 09/01/2048	74,395
		614,252
	Nevada - 0.1%
100,000	Nevada Housing Division, NV, Rev, (GNMA/FNMA/FHLMC/COLL Insured) 4.00%, 10/01/2049	99,082
	New Jersey - 0.2%
90,000	New Jersey Economic Dev Auth, NJ, Rev 5.00%, 11/01/2026	94,683
	New Jersey Transportation Trust Fund Auth, NJ, Rev
25,000	4.00%, 06/15/2035	25,571
150,000	5.00%, 12/15/2028	163,774
		284,028

The accompanying notes are an integral part of these financial statements.
56

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	New Mexico - 0.7%
	New Mexico Mortgage Finance Auth, NM, Rev, (GNMA/FNMA/FHLMC Insured)
$ 815,000	3.00%, 01/01/2051	$ 783,397
135,000	4.00%, 01/01/2049	133,903
		917,300
	New York - 6.0%
1,130,000	City of New York, NY, GO 4.00%, 04/01/2050	1,094,932
560,000	New York City Municipal Water Finance Auth, NY, Rev 5.25%, 06/15/2047	634,934
	New York City Transitional Finance Auth, Future Tax Secured, NY, Rev
445,000	4.00%, 08/01/2048	435,509
1,890,000	4.00%, 02/01/2051	1,837,145
950,000	New York State Dormitory Auth, NY, Rev 3.00%, 03/15/2038	837,484
	New York State Environmental Facs Corp., NY, Rev
860,000	5.00%, 06/15/2053	944,206
310,000	5.25%, 09/15/2052	345,180
125,000	New York Transportation Dev Corp., NY, Rev 5.00%, 12/01/2028	134,730
1,560,000	Triborough Bridge & Tunnel Auth Sales Tax, NY, Rev 5.00%, 05/15/2053	1,698,348
605,000	Triborough Bridge & Tunnel Auth, NY, Rev 4.50%, 05/15/2052	615,660
		8,578,128
	North Carolina - 0.5%
680,000	North Carolina Housing Finance Agency, NC, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 07/01/2050	673,874
	Ohio - 1.2%
	Ohio Housing Finance Agency, OH, Rev
135,000	3.00%, 03/01/2052	129,952
1,105,000	3.25%, 03/01/2050	1,074,116
20,000	4.50%, 09/01/2048	20,036
295,000	Ohio Turnpike & Infrastructure Commission, OH, Rev 0.00%, 02/15/2041(3)	134,208
300,000	Ohio Water Dev Auth Water Pollution Control Loan Fund, OH, Rev 5.00%, 12/01/2037	347,803
		1,706,115
	Oklahoma - 0.1%
140,000	Oklahoma Housing Finance Agency, OK, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	138,766
	Oregon - 0.2%
180,000	City of Eugene Water Utility System, OR, Rev 5.00%, 08/01/2052	197,553
	Pennsylvania - 0.8%
145,000	Allegheny County Sanitary Auth, PA, Rev 5.00%, 06/01/2053	155,351
110,000	Geisinger Auth, PA, Rev 5.00%, 02/15/2032	115,445
780,000	Pennsylvania State University, PA, Rev 5.25%, 09/01/2053	875,320
		1,146,116
	South Carolina - 0.0%
45,000	Tobacco Settlement Management Auth, SC, Rev 6.38%, 05/15/2030	53,452
	Tennessee - 1.0%
515,000	County of Putnam, TN, GO 2.00%, 04/01/2037	392,893
75,000	Jackson Health Educational & Housing Facility Board, TN, Rev 3.00%, 12/01/2026	74,452
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	Tennessee - 1.0% - (continued)
$ 15,000	Metropolitan Government Nashville & Davidson County Health & Educational Facs Board, TN, Rev, (NATL Insured) 4.88%, 11/01/2028	$ 15,689
305,000	Metropolitan Nashville Airport Auth, TN, Rev 5.00%, 07/01/2052	325,373
545,000	Tennergy Corp., TN, Rev 4.00%, 12/01/2051	538,770
60,000	Tennessee Housing Dev Agency, TN, Rev 4.50%, 07/01/2049	60,185
		1,407,362
	Texas - 28.9%
610,000	Alvarado Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2052(4)	576,483
	Arlington Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
700,000	4.25%, 12/01/2048	682,545
200,000	4.25%, 12/01/2053	192,066
145,000	5.00%, 08/15/2032	166,970
680,000	5.00%, 08/15/2033	751,415
	Bexar County Hospital Dist, TX, GO
635,000	4.25%, 02/15/2052	618,845
1,405,000	4.25%, 02/15/2053(4)	1,365,750
1,235,000	Bullard Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2052	1,178,243
390,000	City of Georgetown Utility System, TX, Rev, (BAM Insured) 5.25%, 08/15/2053	426,027
790,000	Cleburne Independent School Dist, TX, GO, (PSF-GTD Insured) 3.00%, 02/15/2046	646,190
	Clifton Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
545,000	4.25%, 04/01/2053(4)	529,713
80,000	5.00%, 08/15/2029	87,708
765,000	College of the Mainland, TX, GO 4.00%, 08/15/2049	740,006
1,190,000	Columbia-Brazoria Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/01/2053	1,145,982
	Community Independent School Dist, TX, GO, (PSF-GTD Insured)
330,000	5.00%, 02/15/2048	358,461
905,000	5.00%, 02/15/2053	976,122
505,000	County of Harris, TX, GO 5.00%, 10/01/2038	535,191
825,000	Dallas Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	790,419
2,165,000	Denison Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/01/2053	2,049,044
3,065,000	Dickinson Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/15/2053(4)	3,044,332
375,000	Donna Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 02/15/2053(4)	359,825
2,405,000	Forney Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 08/15/2053(4)	2,287,728
380,000	Fort Worth Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2048	374,283
690,000	Georgetown Independent School Dist, TX, GO, (PSF-GTD Insured) 2.50%, 08/15/2037	575,145
1,085,000	Katy Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	1,046,602
365,000	Lamar Consolidated Independent School Dist, TX, GO, (PSF-GTD Insured) 3.00%, 02/15/2051	278,603
1,030,000	Liberty Hill Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 02/01/2053	1,003,326
590,000	Lockhart Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 08/01/2053	577,522

The accompanying notes are an integral part of these financial statements.
57

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 79.3% - (continued)
	Texas - 28.9% - (continued)
$ 2,165,000	Medina Valley Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	$ 2,063,796
	Montgomery Independent School Dist, TX, GO, (PSF-GTD Insured)
1,240,000	4.00%, 02/15/2053	1,187,191
745,000	4.25%, 02/15/2052	744,925
625,000	New Caney Independent School Dist, TX, GO, (PSF-GTD Insured) 5.00%, 02/15/2053(4)	677,292
	Newark Higher Education Finance Corp., TX, Rev, (PSF-GTD Insured)
655,000	4.00%, 06/15/2047	627,571
150,000	4.00%, 06/15/2052	141,779
20,000	5.00%, 08/15/2052	21,289
	Northwest Independent School Dist, TX, GO, (PSF-GTD Insured)
990,000	4.13%, 08/15/2053	980,652
465,000	5.00%, 02/15/2048	504,722
1,250,000	Pewitt Consolidated Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	1,191,536
3,210,000	Prosper Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	3,062,902
435,000	Rockwall Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/15/2053	416,061
1,105,000	Royal Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/15/2053(4)	1,081,254
185,000	Sabine-Neches Navigation Dist, TX, GO 5.25%, 02/15/2052	200,197
1,930,000	Southwest Independent School Dist, TX, GO, (PSF-GTD Insured) 4.00%, 02/01/2053(4)	1,852,316
805,000	Temple Independent School Dist, TX, GO, (PSF-GTD Insured) 4.25%, 02/01/2047	818,857
	Texas Department of Housing & Community Affairs, TX, Rev, (GNMA Insured)
640,000	3.00%, 01/01/2052	613,586
290,000	3.50%, 03/01/2051	282,933
100,000	4.00%, 03/01/2050	99,204
50,000	4.75%, 03/01/2049	50,286
330,000	Texas Municipal Gas Acquisition & Supply Corp. III, TX, Rev 5.00%, 12/15/2028	337,648
	Texas Natural Gas Securitization Finance Corp., TX, Rev
195,000	5.10%, 04/01/2035	195,527
160,000	5.17%, 04/01/2041	162,015
440,000	White Settlement Independent School Dist, TX, GO, (PSF-GTD Insured) 4.13%, 08/15/2052	423,899
		41,101,984
	Virginia - 0.8%
1,150,000	Loudoun County Economic Dev Auth, VA, Rev 4.00%, 10/01/2052	1,134,838
	Washington - 0.1%
150,000	Washington State Housing Finance Commission, WA, Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 12/01/2048	148,784
	Wyoming - 0.1%
65,000	Wyoming Community Dev Auth, WY, Rev 4.00%, 06/01/2043	64,476
	Total Municipal Bonds (cost $114,864,708)	$ 112,719,187
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 6.5%
	U.S. Treasury Securities - 6.5%
	U.S. Treasury Bonds - 6.2%
$ 9,668,000	3.63%, 08/15/2043		$ 8,867,369
	U.S. Treasury Notes - 0.3%
417,000	3.63%, 05/31/2028		406,770
	Total U.S. Government Securities (cost $9,253,579)		$ 9,274,139
	Total Long-Term Investments (cost $131,895,912)		$ 129,331,353
SHORT-TERM INVESTMENTS - 16.9%
	Other Investment Pools & Funds - 8.4%
11,973,006	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 5.13%(5)		$ 11,973,006
	U.S. Treasury Securities - 8.5%
	U.S. Treasury Bills - 8.5%
1,288,000	4.90%, 11/02/2023(6)		1,270,393
453,000	5.31%, 11/02/2023(6)		446,808
578,000	5.35%, 11/02/2023(6)		570,099
365,000	4.65%, 02/22/2024(6)		354,326
174,000	4.72%, 02/22/2024(6)		168,912
1,154,000	4.73%, 02/22/2024(6)		1,120,255
278,000	4.74%, 02/22/2024(6)		269,871
343,000	4.78%, 02/22/2024(6)		332,970
15,000	4.93%, 02/22/2024(6)		14,561
44,000	4.96%, 02/22/2024(6)		42,713
65,000	4.98%, 02/22/2024(6)		63,099
2,203,700	5.23%, 02/22/2024(6)		2,139,259
592,000	5.24%, 02/22/2024(6)		574,688
1,269,000	5.25%, 02/22/2024(6)		1,231,891
1,407,000	5.26%, 02/22/2024(6)		1,365,856
2,021,000	5.27%, 02/22/2024(6)		1,961,901
149,000	5.31%, 02/22/2024(6)		144,643
			12,072,245
	Total Short-Term Investments (cost $24,058,245)		$ 24,045,251
	Total Investments (cost $155,954,157)	107.9%	$ 153,376,604
	Other Assets and Liabilities	(7.9)%	(11,189,456)
	Total Net Assets	100.0%	$ 142,187,148
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
58

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $1,458,168, representing 1.0% of net assets.
(2)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(3)	Security is a zero-coupon bond.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $11,840,554 at July 31, 2023.
(5)	Current yield as of period end.
(6)	The rate shown represents current yield to maturity.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 7,338,027	$ —	$ 7,338,027	$ —
Municipal Bonds	112,719,187	—	112,719,187	—
U.S. Government Securities	9,274,139	—	9,274,139	—
Short-Term Investments	24,045,251	11,973,006	12,072,245	—
Total	$ 153,376,604	$ 11,973,006	$ 141,403,598	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
59

Hartford Short Duration ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.3%
	Asset-Backed - Automobile - 0.9%
$ 12,184	Avid Automobile Receivables Trust 1.18%, 08/15/2025(1)	$ 12,156
97,831	FHF Trust 4.43%, 01/18/2028(1)	95,519
175,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	164,617
144,210	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	139,458
		411,750
	Asset-Backed - Credit Card - 0.3%
125,000	Evergreen Credit Card Trust 5.61%, 07/15/2026(1)	122,510
	Asset-Backed - Finance & Insurance - 0.8%
375,000	Cologix Data Centers U.S. Issuer LLC 3.30%, 12/26/2051(1)	332,365
24,093	FCI Funding LLC 1.13%, 04/15/2033(1)	21,864
		354,229
	Commercial Mortgage-Backed Securities - 3.3%
395,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(2)	366,668
225,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(2)	216,864
240,000	GS Mortgage Securities Corp. Trust 2.75%, 02/10/2037(1)	221,043
200,839	GS Mortgage Securities Trust 2.78%, 10/10/2049	191,281
575,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	531,738
		1,527,594
	Other Asset-Backed Securities - 9.5%
34,765	Affirm Asset Securitization Trust 1.07%, 08/15/2025(1)	34,036
284,087	Apidos CLO XV 6.60%, 04/20/2031, 3 mo. USD Term SOFR + 1.27%(1)(3)	282,385
158,352	Aqua Finance Trust 1.54%, 07/17/2046(1)	140,102
129,679	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	127,352
291,340	Benefit Street Partners CLO XII Ltd. 6.52%, 10/15/2030, 3 mo. USD Term SOFR + 1.21%(1)(3)	289,104
175,000	BSPRT Issuer Ltd. 6.57%, 02/15/2037, 30 day USD SOFR Average + 1.50%(1)(3)	172,968
340,908	Carlyle Global Market Strategies CLO Ltd. 6.57%, 07/20/2031, 3 mo. USD Term SOFR + 1.24%(1)(3)	337,511
	CIFC Funding Ltd.
250,000	6.63%, 04/20/2031, 3 mo. USD LIBOR + 1.04%(1)(3)	247,896
300,000	6.72%, 07/15/2036, 3 mo. USD Term SOFR + 1.41%(1)(3)	297,463
246,847	6.72%, 01/22/2031, 3 mo. USD Term SOFR + 1.37%(1)(3)	245,700
453,100	DB Master Finance LLC 2.05%, 11/20/2051(1)	394,903
302,832	LCM XXIV Ltd. 6.57%, 03/20/2030, 3 mo. USD Term SOFR + 1.24%(1)(3)	300,263
287,841	Neuberger Berman Loan Advisers CLO 24 Ltd. 6.60%, 04/19/2030, 3 mo. USD Term SOFR + 1.28%(1)(3)	287,395
235,634	Octagon Investment Partners 30 Ltd. 6.59%, 03/17/2030, 3 mo. USD Term SOFR + 1.26%(1)(3)	234,467
134,271	Progress Residential Trust 1.05%, 04/17/2038(1)	118,215
174,621	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	148,107
100,000	SoFi Consumer Loan Program Trust 1.30%, 09/25/2030(1)	97,095
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.3% - (continued)
	Other Asset-Backed Securities - 9.5% - (continued)
$ 95,000	Stack Infrastructure Issuer LLC 1.88%, 03/26/2046(1)	$ 83,765
	Vantage Data Centers Issuer LLC
300,000	1.65%, 09/15/2045(1)	270,105
295,000	2.17%, 10/15/2046(1)	259,258
		4,368,090
	Whole Loan Collateral CMO - 8.5%
	Angel Oak Mortgage Trust
101,975	1.04%, 01/20/2065(1)(2)	81,176
16,921	2.47%, 12/25/2059(1)(2)	15,774
81,623	2.53%, 01/26/2065(1)(2)	74,483
20,464	2.59%, 10/25/2049(1)(2)	19,536
134,554	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(2)	122,390
29,715	Bravo Residential Funding Trust 3.50%, 03/25/2058(1)	29,048
	COLT Mortgage Loan Trust
49,537	0.91%, 06/25/2066(1)(2)	39,832
319,239	1.11%, 10/25/2066(1)(2)	255,946
242,789	1.40%, 10/25/2066(1)(2)	191,092
	CSMC Trust
196,220	1.17%, 07/25/2066(1)(2)	155,258
51,454	2.24%, 02/25/2050(1)(2)	47,516
42,301	Deephaven Residential Mortgage Trust 0.72%, 05/25/2065(1)(2)	38,317
	Ellington Financial Mortgage Trust
30,558	0.80%, 02/25/2066(1)(2)	25,440
21,633	1.18%, 10/25/2065(1)(2)	19,312
114,025	Federal National Mortgage Association Connecticut Avenue Securities 11.08%, 10/25/2028, 30 day USD SOFR Average + 6.01%(3)	121,388
	GCAT Trust
221,860	1.09%, 08/25/2066(1)(2)	171,465
111,662	1.47%, 04/25/2065(1)(2)	101,499
39,612	2.25%, 01/25/2060(1)(4)	36,997
	Imperial Fund Mortgage Trust
118,949	1.07%, 06/25/2056(1)(2)	99,269
149,513	1.07%, 09/25/2056(1)(2)	118,477
169,044	1.60%, 11/25/2056(1)(2)	139,132
174,854	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)	160,763
	MFA Trust
80,866	0.85%, 01/25/2056(1)(2)	71,258
40,291	1.01%, 01/26/2065(1)(2)	36,272
126,285	1.91%, 11/25/2056(1)(2)	105,765
	Mill City Mortgage Loan Trust
16,131	3.25%, 05/25/2062(1)(2)	15,472
11,352	3.50%, 05/25/2058(1)(2)	11,052
138,466	3.50%, 08/25/2058(1)(2)	132,156
	New Residential Mortgage Loan Trust
39,258	0.94%, 10/25/2058(1)(2)	34,153
55,876	3.91%, 09/25/2057(1)(2)	51,120
155,928	4.00%, 02/25/2057(1)(2)	145,707
108,190	6.16%, 01/25/2048, 1 mo. USD LIBOR + 0.75%(1)(3)	105,351
	OBX Trust
116,289	1.05%, 07/25/2061(1)(2)	87,255
44,707	3.50%, 12/25/2049(1)(2)	39,580
68,504	PRPM LLC 1.32%, 07/25/2051(1)(4)	60,794
1,221	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(2)	1,186
222,352	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(2)	170,862
	Starwood Mortgage Residential Trust
110,238	1.13%, 06/25/2056(1)(2)	88,379
10,471	2.28%, 02/25/2050(1)(2)	9,685

The accompanying notes are an integral part of these financial statements.
60

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.3% - (continued)
	Whole Loan Collateral CMO - 8.5% - (continued)
	Towd Point Mortgage Trust
$ 125,560	1.75%, 10/25/2060(1)	$ 109,073
51,377	2.16%, 01/25/2052(1)(2)	50,420
86,662	3.25%, 07/25/2058(1)(2)	82,710
32,033	3.75%, 05/25/2058(1)(2)	30,463
98,126	TRK Trust 1.15%, 07/25/2056(1)(2)	82,475
	Verus Securitization Trust
201,097	1.01%, 09/25/2066(1)(2)	159,726
16,110	2.42%, 01/25/2060(1)(4)	15,533
28,103	2.69%, 11/25/2059(1)(2)	26,949
107,047	Visio Trust 1.28%, 05/25/2056(1)	96,852
		3,884,358
	Total Asset & Commercial Mortgage-Backed Securities (cost $11,791,440)	$ 10,668,531
CORPORATE BONDS - 46.7%
	Aerospace/Defense - 0.7%
295,000	Boeing Co. 2.20%, 02/04/2026	$ 272,119
30,000	HEICO Corp. 5.25%, 08/01/2028	29,901
		302,020
	Auto Manufacturers - 0.9%
200,000	Ford Motor Credit Co. LLC 3.37%, 11/17/2023	197,993
205,000	General Motors Financial Co., Inc. 2.90%, 02/26/2025	195,994
		393,987
	Beverages - 0.6%
325,000	JDE Peet's NV 1.38%, 01/15/2027(1)	283,195
	Biotechnology - 1.5%
215,000	Amgen, Inc. 5.15%, 03/02/2028	215,136
170,000	Illumina, Inc. 5.80%, 12/12/2025	170,639
345,000	Royalty Pharma PLC 1.20%, 09/02/2025	313,591
		699,366
	Chemicals - 1.0%
175,000	Celanese U.S. Holdings LLC 6.05%, 03/15/2025	174,818
339,000	LYB International Finance III LLC 1.25%, 10/01/2025	308,377
		483,195
	Commercial Banks - 13.3%
200,000	AIB Group PLC 7.58%, 10/14/2026, (7.58% fixed rate until 10/14/2025; 6 mo. USD SOFR + 3.46% thereafter)(1)(5)	204,896
	Bank of America Corp.
300,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 6 mo. USD SOFR + 1.01% thereafter)(5)	271,615
350,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD Term SOFR + 0.90% thereafter)(5)	330,293
100,000	5.08%, 01/20/2027, (5.08% fixed rate until 01/20/2026; 6 mo. USD SOFR + 1.29% thereafter)(5)	98,768
200,000	Bank of Ireland Group PLC 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 1 yr. USD CMT + 2.65% thereafter)(1)(5)	199,231
200,000	Banque Federative du Credit Mutuel SA 4.75%, 07/13/2027(1)(6)	194,201
250,000	Barclays PLC 2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 1 yr. USD CMT + 1.05% thereafter)(5)	222,137
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.7% - (continued)
	Commercial Banks - 13.3% - (continued)
	BPCE SA
$ 250,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 6 mo. USD SOFR + 1.52% thereafter)(1)(5)	$ 226,305
250,000	4.75%, 07/19/2027(1)	242,956
250,000	Citizens Bank NA 5.28%, 01/26/2026, (5.28% fixed rate until 01/26/2025; 2 mo. USD SOFR + 1.02% thereafter)(5)	237,417
325,000	Credit Suisse AG 1.25%, 08/07/2026	282,637
295,000	Danske Bank AS 1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 1 yr. USD CMT + 0.73% thereafter)(1)(5)	258,358
240,000	Deutsche Bank AG 2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 6 mo. USD SOFR + 1.32% thereafter)(5)	210,771
35,000	Fifth Third Bancorp 6.34%, 07/27/2029, (6.34% fixed rate until 07/27/2028; 2 mo. USD SOFR + 2.34% thereafter)(5)	35,615
115,000	Goldman Sachs Group, Inc. 4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 6 mo. USD SOFR + 1.51% thereafter)(5)	111,889
495,000	HSBC Holdings PLC 1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 6 mo. USD SOFR + 1.29% thereafter)(5)	440,102
	JP Morgan Chase & Co.
350,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD Term SOFR + 0.70% thereafter)(5)	312,170
75,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 6 mo. USD SOFR + 1.56% thereafter)(5)	72,671
370,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(5)	370,634
225,000	Macquarie Group Ltd. 1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 6 mo. USD SOFR + 1.07% thereafter)(1)(5)	201,379
330,000	Manufacturers & Traders Trust Co. 4.65%, 01/27/2026	317,854
	Morgan Stanley
210,000	2.63%, 02/18/2026, (2.63% fixed rate until 02/18/2025; 6 mo. USD SOFR + 0.94% thereafter)(5)	199,963
100,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(5)	98,858
25,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(5)	25,036
305,000	UBS Group AG 2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 6 mo. USD SOFR + 1.56% thereafter)(1)(5)	292,627
	Wells Fargo & Co.
275,000	3.00%, 10/23/2026	256,185
275,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 6 mo. USD SOFR + 1.51% thereafter)(5)	256,842
125,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(5)	125,565
		6,096,975
	Commercial Services - 1.0%
200,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	175,793

The accompanying notes are an integral part of these financial statements.
61

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.7% - (continued)
	Commercial Services - 1.0% - (continued)
$ 100,000	Equifax, Inc. 5.10%, 06/01/2028	$ 98,474
185,000	ERAC USA Finance LLC 4.60%, 05/01/2028(1)	180,378
		454,645
	Construction Materials - 0.6%
300,000	Trane Technologies Luxembourg Finance SA 3.50%, 03/21/2026	286,942
	Distribution/Wholesale - 0.1%
60,000	LKQ Corp. 5.75%, 06/15/2028(1)	59,637
	Diversified Financial Services - 2.9%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.75%, 01/30/2026	135,466
175,000	American Express Co. 5.28%, 07/27/2029, (5.28% fixed rate until 07/27/2028; 2 mo. USD SOFR + 1.28% thereafter)(5)	174,731
250,000	Aviation Capital Group LLC 4.88%, 10/01/2025(1)	240,295
250,000	Avolon Holdings Funding Ltd. 5.13%, 10/01/2023(1)	249,256
150,000	Capital One Financial Corp. 6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(5)	150,535
100,000	Navient Corp. 5.88%, 10/25/2024	98,644
90,000	OneMain Finance Corp. 6.13%, 03/15/2024	89,770
175,000	Radian Group, Inc. 6.63%, 03/15/2025	174,711
		1,313,408
	Electric - 2.7%
212,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026(4)	199,382
	Edison International
150,000	4.70%, 08/15/2025	146,913
75,000	5.25%, 11/15/2028	73,846
125,000	Eversource Energy 5.45%, 03/01/2028	126,719
105,000	Georgia Power Co. 4.65%, 05/16/2028	103,139
40,000	ITC Holdings Corp. 4.95%, 09/22/2027(1)	39,469
10,000	Metropolitan Edison Co. 5.20%, 04/01/2028(1)	9,933
116,000	NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/2025	116,832
	Pacific Gas & Electric Co.
100,000	5.45%, 06/15/2027	97,853
165,000	6.10%, 01/15/2029	163,816
150,000	Sempra 5.40%, 08/01/2026	149,911
		1,227,813
	Electronics - 0.7%
300,000	Flex Ltd. 6.00%, 01/15/2028	304,532
	Entertainment - 0.9%
75,000	Caesars Entertainment, Inc. 6.25%, 07/01/2025(1)	74,596
353,000	Warnermedia Holdings, Inc. 3.76%, 03/15/2027	330,264
		404,860
	Food - 0.6%
275,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	259,999
	Gas - 0.0%
25,000	NiSource, Inc. 5.25%, 03/30/2028	25,018
	Hand/Machine Tools - 0.2%
85,000	Regal Rexnord Corp. 6.05%, 02/15/2026(1)	84,960
	Healthcare - Services - 1.2%
175,000	HCA, Inc. 3.13%, 03/15/2027(1)	161,263
445,000	Humana, Inc. 1.35%, 02/03/2027	389,497
		550,760
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.7% - (continued)
	Insurance - 2.2%
$ 100,000	Aon Corp./Aon Global Holdings PLC 2.85%, 05/28/2027	$ 91,971
200,000	Athene Global Funding 1.73%, 10/02/2026(1)	173,315
225,000	Corebridge Financial, Inc. 3.65%, 04/05/2027	211,745
270,000	Equitable Financial Life Global Funding 1.00%, 01/09/2026(1)	240,120
320,000	Principal Life Global Funding II 1.25%, 08/16/2026(1)	281,212
		998,363
	Investment Company Security - 0.7%
110,000	Ares Capital Corp. 7.00%, 01/15/2027	110,335
250,000	FS KKR Capital Corp. 1.65%, 10/12/2024	234,372
		344,707
	IT Services - 0.7%
345,000	DXC Technology Co. 1.80%, 09/15/2026	303,580
	Lodging - 0.5%
235,000	Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(1)	209,101
	Media - 0.8%
225,000	Comcast Corp. 4.55%, 01/15/2029	221,497
145,000	Cox Communications, Inc. 5.45%, 09/15/2028(1)	144,801
		366,298
	Office/Business Equipment - 0.7%
	CDW LLC/CDW Finance Corp.
235,000	2.67%, 12/01/2026	212,469
105,000	4.13%, 05/01/2025	101,710
		314,179
	Oil & Gas - 1.4%
235,000	Aker BP ASA 3.00%, 01/15/2025(1)	224,072
	Ovintiv, Inc.
170,000	5.65%, 05/15/2025	169,624
65,000	5.65%, 05/15/2028	64,417
200,000	Var Energi ASA 5.00%, 05/18/2027(1)	190,900
		649,013
	Packaging & Containers - 1.5%
370,000	Berry Global, Inc. 1.57%, 01/15/2026	335,417
420,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	372,620
		708,037
	Pharmaceuticals - 1.2%
350,000	CVS Health Corp. 5.00%, 01/30/2029	348,245
200,000	Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	186,443
		534,688
	Pipelines - 0.8%
256,000	Energy Transfer LP 2.90%, 05/15/2025	243,903
120,000	Targa Resources Corp. 5.20%, 07/01/2027	119,047
		362,950
	Real Estate Investment Trusts - 1.6%
105,000	American Tower Trust I 5.49%, 03/15/2028(1)	105,044
140,000	Crown Castle, Inc. 4.80%, 09/01/2028	136,348
	SBA Tower Trust
80,000	1.63%, 05/15/2051(1)	69,450
155,000	2.84%, 01/15/2050(1)	147,638
300,000	VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(1)	282,359
		740,839
	Retail - 0.7%
145,000	Dollar General Corp. 5.20%, 07/05/2028	144,422
185,000	Nordstrom, Inc. 2.30%, 04/08/2024	178,660
		323,082

The accompanying notes are an integral part of these financial statements.
62

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.7% - (continued)
	Semiconductors - 0.8%
$ 120,000	Marvell Technology, Inc. 4.88%, 06/22/2028	$ 116,361
270,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	241,480
		357,841
	Software - 0.9%
170,000	Open Text Corp. 6.90%, 12/01/2027(1)	173,729
114,000	Oracle Corp. 5.80%, 11/10/2025	115,435
150,000	PTC, Inc. 3.63%, 02/15/2025(1)	144,910
		434,074
	Telecommunications - 1.9%
450,000	Telecom Italia SpA 5.30%, 05/30/2024(1)	441,156
420,000	T-Mobile USA, Inc. 4.80%, 07/15/2028	411,222
		852,378
	Trucking & Leasing - 1.4%
385,000	DAE Funding LLC 1.55%, 08/01/2024(1)	367,035
	Penske Truck Leasing Co. LP/PTL Finance Corp.
150,000	1.20%, 11/15/2025(1)	134,551
140,000	5.70%, 02/01/2028(1)	138,518
		640,104
	Total Corporate Bonds (cost $22,547,260)	$ 21,370,546
SENIOR FLOATING RATE INTERESTS - 16.9%(7)
	Advertising - 0.2%
113,850	ABG Intermediate Holdings 2 LLC 8.92%, 12/21/2028, 1 mo. USD Term SOFR + 3.50%	$ 113,651
	Aerospace/Defense - 0.6%
109,175	Spirit Aerosystems, Inc. 9.87%, 01/15/2027, 3 mo. USD Term SOFR + 4.50%	109,230
161,553	TransDigm, Inc. 8.49%, 08/24/2028, 3 mo. USD Term SOFR + 3.25%	161,603
		270,833
	Airlines - 0.2%
95,000	American Airlines, Inc. 10.34%, 04/20/2028, 3 mo. USD LIBOR + 4.75%	98,285
	Apparel - 0.5%
118,000	Crocs, Inc. 8.90%, 02/20/2029, 1 mo. USD Term SOFR + 3.50%	118,111
99,750	Hanesbrands, Inc. 9.07%, 03/08/2030, 1 mo. USD Term SOFR + 3.75%	99,625
		217,736
	Commercial Services - 1.8%
122,812	APX Group, Inc. 8.62%, 07/10/2028, PRIME + 3.25%	122,621
EUR 155,000	Boels Topholding BV 6.62%, 02/06/2027, 1 mo. EURIBOR + 3.25%	170,282
$ 188,444	Trans Union LLC 7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	187,620
106,366	United Rentals, Inc. 7.07%, 10/31/2025, 1 mo. USD Term SOFR + 1.75%	106,399
EUR 105,000	Verisure Holding AB 6.80%, 03/27/2028, 3 mo. EURIBOR + 3.25%	113,515
$ 106,786	WEX, Inc. 7.68%, 03/31/2028, 1 mo. USD Term SOFR + 2.25%	106,701
		807,138
	Construction Materials - 1.3%
100,000	Emerald Borrower LP 8.26%, 05/31/2030, 1 mo. USD Term SOFR + 3.00%	99,988
174,150	Ingersoll-Rand Services Co. 7.06%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	173,999
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.9%(7) - (continued)
	Construction Materials - 1.3% - (continued)
$ 193,000	Quikrete Holdings, Inc. 8.06%, 02/01/2027, 1 mo. USD LIBOR + 2.63%	$ 192,658
118,798	Standard Industries, Inc. 7.91%, 09/22/2028, 1 mo. USD Term SOFR + 2.25%	118,932
		585,577
	Distribution/Wholesale - 0.2%
113,934	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	113,706
	Diversified Financial Services - 0.6%
161,567	Fleetcor Technologies Operating Co. LLC 7.17%, 04/28/2028, 1 mo. USD Term SOFR + 1.75%	160,447
130,000	Setanta Aircraft Leasing Designated Activity Co. 7.54%, 11/05/2028, 3 mo. USD LIBOR + 2.00%	129,858
		290,305
	Electric - 0.2%
86,995	ExGen Renewables IV LLC 8.03%, 12/15/2027, 3 mo. USD Term SOFR + 2.50%	86,440
	Electronics - 0.2%
91,665	II-VI, Inc. 8.18%, 07/02/2029, 1 mo. USD Term SOFR + 2.75%	91,459
	Engineering & Construction - 0.3%
122,462	Brown Group Holding LLC 7.82%, 06/07/2028, 1 mo. USD Term SOFR + 2.50%	121,338
	Entertainment - 1.7%
104,737	Caesars Entertainment Corp. 8.67%, 02/06/2030, 1 mo. USD Term SOFR + 3.25%	104,666
140,000	Formula One Holdings Ltd. 8.32%, 01/15/2030, 1 mo. USD Term SOFR + 3.00%	140,000
100,000	Ontario Gaming GTA LP 0.00%, 08/01/2030, 1 mo. USD Term SOFR + 4.25%(8)	100,000
143,550	Penn Entertainment, Inc. 8.17%, 05/03/2029, 1 mo. USD Term SOFR + 2.75%	143,227
103,453	Scientific Games International, Inc. 8.30%, 04/14/2029, 1 mo. USD Term SOFR + 3.00%	103,145
195,342	UFC Holdings LLC 8.37%, 04/29/2026, 3 mo. USD LIBOR + 2.75%	194,989
		786,027
	Environmental Control - 0.2%
98,837	Covanta Holding Corp. 7.82%, 11/30/2028, 1 mo. USD Term SOFR + 2.50%	98,576
	Food - 0.2%
104,217	U.S. Foods, Inc. 8.18%, 11/22/2028, 1 mo. USD Term SOFR + 2.75%	104,233
	Healthcare - Products - 0.7%
EUR 98,000	Avantor Funding, Inc. 6.07%, 06/12/2028, 1 mo. EURIBOR + 2.50%	107,799
$ 103,191	Medline Borrower LP 8.68%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	102,066
108,316	Sunshine Luxembourg VII Sarl 9.09%, 10/01/2026, 3 mo. USD Term SOFR + 3.75%	108,132
		317,997
	Insurance - 1.7%
153,881	Acrisure LLC 8.93%, 02/15/2027, 1 mo. USD LIBOR + 3.50%	149,746
209,152	Asurion LLC 9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	200,262

The accompanying notes are an integral part of these financial statements.
63

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.9%(7) - (continued)
	Insurance - 1.7% - (continued)
$ 103,857	HUB International Ltd. 9.58%, 06/20/2030, 1 mo. USD Term SOFR + 4.25%	$ 104,247
197,838	Sedgwick Claims Management Services, Inc. 9.07%, 02/17/2028, 1 mo. USD Term SOFR + 3.75%	196,938
114,740	USI, Inc. 8.99%, 11/22/2029, 3 mo. USD Term SOFR + 3.75%	114,641
		765,834
	Internet - 0.2%
98,481	MH Sub I LLC 9.57%, 05/03/2028, 1 mo. USD Term SOFR + 4.25%	94,818
	Leisure Time - 0.6%
140,350	Carnival Corp. 8.43%, 06/30/2025, 1 mo. USD Term SOFR + 3.00%	140,139
161,700	Hayward Industries, Inc. 8.18%, 05/30/2028, 1 mo. USD Term SOFR + 2.50%	158,332
		298,471
	Packaging & Containers - 0.7%
186,675	Berlin Packaging LLC 8.98%, 03/11/2028, 3 mo. USD LIBOR + 3.75%	185,159
148,500	Clydesdale Acquisition Holdings, Inc. 9.59%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	147,029
		332,188
	Pharmaceuticals - 0.3%
131,962	Horizon Therapeutics USA, Inc. 7.16%, 03/15/2028, 1 mo. USD LIBOR + 1.75%	131,724
286	Jazz Financing Lux Sarl 8.93%, 05/05/2028, 1 mo. USD LIBOR + 3.50%	285
		132,009
	Pipelines - 0.2%
97,548	Oryx Midstream Services Permian Basin LLC 8.51%, 10/05/2028, 1 mo. USD Term SOFR + 3.25%	97,488
	Retail - 1.9%
141,733	1011778 BC Unlimited Liability Co. 7.18%, 11/19/2026, 1 mo. USD LIBOR + 1.75%	140,693
164,789	Great Outdoors Group LLC 9.18%, 03/06/2028, 1 mo. USD LIBOR + 3.75%	164,145
102,643	IRB Holding Corp. 8.42%, 12/15/2027, 1 mo. USD Term SOFR + 3.00%	102,027
117,692	LBM Acquisition LLC 9.17%, 12/17/2027, 3 mo. USD Term SOFR + 3.75%	113,928
107,800	PetSmart, Inc. 9.17%, 02/11/2028, 1 mo. USD Term SOFR + 3.75%	107,627
121,759	Pilot Travel Centers LLC 7.42%, 08/04/2028, 1 mo. USD Term SOFR + 2.00%	121,520
101,329	SRS Distribution, Inc. 8.93%, 06/02/2028, 1 mo. USD LIBOR + 3.50%	99,809
		849,749
	Semiconductors - 0.1%
30,029	Entegris, Inc. 8.06%, 07/06/2029, 1 mo. USD Term SOFR + 2.75%	30,058
	Software - 2.3%
157,775	Dun & Bradstreet Corp. 8.42%, 02/06/2026, 1 mo. USD Term SOFR + 2.75%	157,577
184,668	Hyland Software, Inc. 8.93%, 07/01/2024, 1 mo. USD LIBOR + 3.50%	183,880
108,339	McAfee LLC 9.01%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	104,624
139,300	Open Text Corp. 8.92%, 01/31/2030, 1 mo. USD Term SOFR + 3.50%	139,439
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 16.9%(7) - (continued)
	Software - 2.3% - (continued)
$ 119,951	Peraton Corp. 9.17%, 02/01/2028, 1 mo. USD Term SOFR + 3.75%	$ 118,828
140,592	SS&C Technologies, Inc. 7.18%, 04/16/2025, 1 mo. USD Term SOFR + 1.75%	140,435
190,719	Zelis Healthcare Corp. 8.93%, 09/30/2026, 1 mo. USD LIBOR + 3.50%	190,421
		1,035,204
	Total Senior Floating Rate Interests (cost $7,771,522)	$ 7,739,120
U.S. GOVERNMENT AGENCIES - 4.4%
	Mortgage-Backed Agencies - 4.4%
	Federal Home Loan Mortgage Corp. - 2.1%
143,838	1.00%, 05/25/2033	$ 127,042
414,844	1.00%, 01/15/2041	362,514
424,314	1.00%, 06/15/2044	382,294
19,646	1.50%, 01/15/2027	19,379
31,640	3.50%, 09/15/2043	30,652
14,623	3.75%, 05/15/2039(4)	14,488
		936,369
	Federal National Mortgage Association - 1.3%
85,489	2.00%, 12/25/2042	72,463
33,261	2.55%, 07/25/2044	31,282
19,844	3.00%, 04/25/2043	19,252
70,587	3.00%, 05/25/2047	66,086
221,225	3.50%, 10/25/2035	209,255
157,660	3.50%, 07/25/2045	150,676
59,171	3.50%, 07/25/2054	56,505
		605,519
	Government National Mortgage Association - 1.0%
132,211	2.00%, 05/20/2046	114,967
295,311	2.50%, 10/20/2041	272,245
71,196	2.50%, 07/20/2042	66,040
		453,252
	Total U.S. Government Agencies (cost $2,194,592)	$ 1,995,140
U.S. GOVERNMENT SECURITIES - 5.3%
	U.S. Treasury Securities - 5.3%
	U.S. Treasury Notes - 5.3%
1,400,000	1.50%, 02/15/2025	$ 1,324,805
100,000	3.25%, 06/30/2027	96,113
1,000,000	3.88%, 01/15/2026	980,898
	Total U.S. Government Securities (cost $2,494,625)	$ 2,401,816
	Total Long-Term Investments (cost $46,799,439)	$ 44,175,153
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.6%
292,945	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $292,988; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 01/15/2030, with a market value of $298,891	$ 292,945
	Securities Lending Collateral - 0.4%
29,700	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.22%(9)	29,700

The accompanying notes are an integral part of these financial statements.
64

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.0% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
99,000	HSBC U.S. Government Money Market Fund, Institutional Class, 5.23%(9)		$ 99,000
29,700	Invesco Government & Agency Portfolio, Institutional Class, 5.25%(9)		29,700
29,700	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.25%(9)		29,700
			188,100
	Total Short-Term Investments (cost $481,045)		$ 481,045
	Total Investments (cost $47,280,484)	97.6%	$ 44,656,198
	Other Assets and Liabilities	2.4%	1,092,136
	Total Net Assets	100.0%	$ 45,748,334
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $17,575,121, representing 38.4% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2023.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	40	09/29/2023	$ 8,121,250	$ (109,772)
Short position contracts:
U.S. Treasury 5-Year Note Future	20	09/29/2023	$ 2,136,406	$ 18,046
U.S. Treasury 10-Year Note Future	16	09/20/2023	1,782,500	46,261
Total				$ 64,307
Total futures contracts				$ (45,465)

The accompanying notes are an integral part of these financial statements.
65

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2023

Foreign Currency Contracts Outstanding at July 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
241,160	USD	222,000	EUR	HSBC	08/04/2023	$ (3,652)
397,158	USD	358,221	EUR	DEUT	08/31/2023	1,559
245,390	USD	222,000	EUR	DEUT	09/06/2023	158
Total foreign currency contracts						$ (1,935)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 10,668,531	$ —	$ 10,668,531	$ —
Corporate Bonds	21,370,546	—	21,370,546	—
Senior Floating Rate Interests	7,739,120	—	7,739,120	—
U.S. Government Agencies	1,995,140	—	1,995,140	—
U.S. Government Securities	2,401,816	—	2,401,816	—
Short-Term Investments	481,045	188,100	292,945	—
Foreign Currency Contracts(2)	1,717	—	1,717	—
Futures Contracts(2)	64,307	64,307	—	—
Total	$ 44,722,222	$ 252,407	$ 44,469,815	$ —
Liabilities
Foreign Currency Contracts(2)	$ (3,652)	$ —	$ (3,652)	$ —
Futures Contracts(2)	(109,772)	(109,772)	—	—
Total	$ (113,424)	$ (109,772)	$ (3,652)	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
66

Hartford Sustainable Income ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.4%
	Asset-Backed - Automobile - 0.1%
$ 50,000	Exeter Automobile Receivables Trust 12.07%, 09/16/2030(1)	$ 53,283
	Commercial Mortgage-Backed Securities - 0.3%
100,000	BAMLL Commercial Mortgage Securities Trust 3.72%, 11/05/2032(1)(2)	32,590
17,852	BX Trust 8.92%, 08/15/2039, 1 mo. USD Term SOFR + 3.70%(1)(3)	17,807
125,000	GS Mortgage Securities Corp. Trust 2.95%, 11/05/2034(1)	90,115
		140,512
	Other Asset-Backed Securities - 4.0%
549,000	AMMC CLO 22 Ltd. 11.36%, 04/25/2031, 3 mo. USD Term SOFR + 6.01%(1)(3)	469,149
150,000	Avant Loans Funding Trust 6.54%, 09/15/2031(1)	149,157
250,000	Bain Capital Credit CLO Ltd. 10.14%, 07/24/2036, 3 mo. USD Term SOFR + 5.25%(1)(3)	251,250
180,000	FS Rialto Issuer LLC 7.83%, 08/17/2037, 1 mo. USD Term SOFR + 2.58%(1)(3)	179,611
250,000	Invesco U.S. CLO Ltd. 13.23%, 04/22/2035, 3 mo. USD Term SOFR + 8.36%(1)(3)	252,170
	PRET LLC
200,000	3.97%, 09/25/2051(1)(4)	171,394
105,000	5.07%, 07/25/2051(1)(4)	89,675
100,000	Pretium Mortgage Credit Partners LLC 5.44%, 01/25/2052(1)(4)	89,650
250,000	Symphony CLO XVIII Ltd. 8.86%, 07/23/2033, 3 mo. USD Term SOFR + 3.51%(1)(3)	233,853
100,000	Tricon Residential Trust 4.13%, 07/17/2038(1)	87,478
200,000	VCAT LLC 3.97%, 09/25/2051(1)(4)	170,255
		2,143,642
	Whole Loan Collateral CMO - 4.0%
	Connecticut Avenue Securities Trust
10,000	8.22%, 12/25/2041, 30 day USD SOFR Average + 3.15%(1)(3)	10,053
203,406	8.43%, 01/25/2040, 30 day USD SOFR Average + 3.36%(1)(3)	200,101
230,000	8.58%, 10/25/2039, 30 day USD SOFR Average + 3.51%(1)(3)	231,146
15,000	8.67%, 07/25/2042, 30 day USD SOFR Average + 3.60%(1)(3)	15,511
15,000	8.97%, 07/25/2043, 30 day USD SOFR Average + 3.90%(1)(3)	15,215
157,628	9.28%, 07/25/2039, 30 day USD SOFR Average + 4.21%(1)(3)	161,359
200,000	9.53%, 07/25/2031, 30 day USD SOFR Average + 4.46%(1)(3)	211,588
85,000	9.82%, 09/25/2042, 30 day USD SOFR Average + 4.75%(1)(3)	90,552
25,000	9.82%, 06/25/2043, 30 day USD SOFR Average + 4.75%(1)(3)	26,144
25,000	10.32%, 03/25/2042, 30 day USD SOFR Average + 5.25%(1)(3)	26,336
80,000	10.42%, 05/25/2043, 30 day USD SOFR Average + 5.35%(1)(3)	85,201
25,000	10.62%, 01/25/2043, 30 day USD SOFR Average + 5.55%(1)(3)	26,672
155,000	10.67%, 07/25/2042, 30 day USD SOFR Average + 5.60%(1)(3)	166,431
20,000	10.97%, 07/25/2043, 30 day USD SOFR Average + 5.90%(1)(3)	20,325
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.4% - (continued)
	Whole Loan Collateral CMO - 4.0% - (continued)
$ 25,000	11.92%, 06/25/2043, 30 day USD SOFR Average + 6.85%(1)(3)	$ 26,037
44,000	12.07%, 04/25/2042, 30 day USD SOFR Average + 7.00%(1)(3)	46,211
	Federal National Mortgage Association Connecticut Avenue Securities
165,000	8.93%, 03/25/2031, 30 day USD SOFR Average + 3.86%(3)	176,882
65,000	10.68%, 09/25/2029, 30 day USD SOFR Average + 5.61%(3)	71,894
165,000	Home RE Ltd. 10.57%, 10/25/2034, 30 day USD SOFR Average + 5.50%(1)(3)	169,097
200,000	Preston Ridge Partners Mortgage LLC 3.60%, 09/25/2026(1)(2)	167,724
200,000	RCO VII Mortgage LLC 3.84%, 09/25/2026(1)(4)	177,836
		2,122,315
	Total Asset & Commercial Mortgage-Backed Securities (cost $4,581,640)	$ 4,459,752
CONVERTIBLE BONDS - 2.8%
	Airlines - 0.1%
52,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 42,161
	Biotechnology - 0.1%
40,000	Alnylam Pharmaceuticals, Inc. 1.00%, 09/15/2027(1)	39,032
40,000	Ionis Pharmaceuticals, Inc. 1.75%, 06/15/2028(1)	40,000
		79,032
	Commercial Services - 0.4%
68,000	Block, Inc. 0.13%, 03/01/2025	67,184
EUR 100,000	Nexi SpA 1.75%, 04/24/2027(5)	96,912
$ 58,000	Shift4 Payments, Inc. 0.00%, 12/15/2025(6)	62,988
		227,084
	Diversified Financial Services - 0.1%
50,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.00%, 08/15/2023(6)	49,773
	Electric - 0.1%
42,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	40,009
	Energy-Alternate Sources - 0.5%
74,000	Enphase Energy, Inc. 0.00%, 03/01/2028(6)	66,677
30,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	44,865
80,000	NextEra Energy Partners LP 0.00%, 11/15/2025(1)(6)	72,000
55,000	SolarEdge Technologies, Inc. 0.00%, 09/15/2025(6)	61,930
30,000	Stem, Inc. 0.50%, 12/01/2028(1)	18,489
		263,961
	Healthcare - Products - 0.1%
36,000	Insulet Corp. 0.38%, 09/01/2026	47,682
	Internet - 0.5%
	Etsy, Inc.
27,000	0.13%, 10/01/2026	35,681
42,000	0.25%, 06/15/2028	33,936
24,000	MercadoLibre, Inc. 2.00%, 08/15/2028	68,352
44,000	Sea Ltd. 2.38%, 12/01/2025	47,190

The accompanying notes are an integral part of these financial statements.
67

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 2.8% - (continued)
	Internet - 0.5% - (continued)
$ 45,000	Shopify, Inc. 0.13%, 11/01/2025	$ 40,770
32,000	Uber Technologies, Inc. 0.00%, 12/15/2025(6)	30,732
		256,661
	IT Services - 0.2%
50,000	Rapid7, Inc. 2.25%, 05/01/2025	51,275
49,000	Zscaler, Inc. 0.13%, 07/01/2025	60,168
		111,443
	Machinery-Diversified - 0.2%
76,000	Middleby Corp. 1.00%, 09/01/2025	95,798
	Pharmaceuticals - 0.2%
34,000	Ascendis Pharma AS 2.25%, 04/01/2028	30,834
65,000	Dexcom, Inc. 0.25%, 11/15/2025	68,381
		99,215
	Software - 0.3%
7,000	Bills Holdings, Inc. 0.00%, 12/01/2025(6)	7,504
80,000	Ceridian HCM Holding, Inc. 0.25%, 03/15/2026	71,054
45,000	Health Catalyst, Inc. 2.50%, 04/15/2025	43,768
70,000	Splunk, Inc. 1.13%, 06/15/2027	60,305
		182,631
	Total Convertible Bonds (cost $1,580,843)	$ 1,495,450
CORPORATE BONDS - 40.8%
	Advertising - 0.4%
	Lamar Media Corp.
125,000	3.63%, 01/15/2031	$ 104,657
145,000	3.75%, 02/15/2028	132,313
		236,970
	Agriculture - 0.3%
160,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(1)	157,606
	Auto Manufacturers - 0.8%
	Ford Motor Co.
55,000	3.25%, 02/12/2032	43,462
10,000	4.75%, 01/15/2043	7,825
	Ford Motor Credit Co. LLC
200,000	4.54%, 08/01/2026	189,025
200,000	4.95%, 05/28/2027	189,748
		430,060
	Auto Parts & Equipment - 0.4%
20,000	Clarios Global LP/Clarios U.S. Finance Co. 6.75%, 05/15/2028(1)	20,087
EUR 200,000	Forvia 3.75%, 06/15/2028(5)	205,626
		225,713
	Beverages - 0.4%
$ 216,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(1)	199,261
	Chemicals - 0.3%
80,000	Avient Corp. 7.13%, 08/01/2030(1)	80,645
EUR 100,000	Itelyum Regeneration SpA 4.63%, 10/01/2026(5)	102,098
		182,743
	Commercial Banks - 6.7%
100,000	Banco de Credito Social Cooperativo SA 5.25%, 11/27/2031, (5.25% fixed rate until 05/27/2026; 5 yr. EUR Swap + 5.42% thereafter)(5)(7)	93,562
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.8% - (continued)
	Commercial Banks - 6.7% - (continued)
$ 200,000	BBVA Bancomer SA 8.45%, 06/29/2038, (8.45% fixed rate until 06/29/2033; 5 yr. USD CMT + 4.66% thereafter)(1)(7)	$ 203,650
	BNP Paribas SA
400,000	7.38%, 08/19/2025, (7.38% fixed rate until 08/19/2025; 5 yr. USD Swap + 5.15% thereafter)(5)(7)(8)	395,040
EUR 200,000	7.38%, 06/11/2030, (7.38% fixed rate until 06/11/2030; 5 yr. EURIBOR ICE Swap + 4.63% thereafter)(5)(7)(8)	219,750
200,000	Cooperatieve Rabobank UA 4.38%, 06/29/2027, (4.38% fixed rate until 06/29/2027; 5 yr. EUR Swap + 4.68% thereafter)(5)(7)(8)	196,684
400,000	Credit Agricole SA 7.25%, 09/23/2028, (7.25% fixed rate until 09/23/2028; 5 yr. EURIBOR ICE Swap + 4.44% thereafter)(5)(7)(8)	444,283
300,000	Credit Mutuel Arkea SA 1.25%, 06/11/2029, (1.25% fixed rate until 06/11/2028; 3 mo. EURIBOR + 1.50% thereafter)(5)(7)	288,795
$ 250,000	Dah Sing Bank Ltd. 3.00%, 11/02/2031, (3.00% fixed rate until 11/02/2026; 5 yr. USD CMT + 1.95% thereafter)(5)(7)	216,931
EUR 400,000	Deutsche Bank AG 4.00%, 06/24/2032, (4.00% fixed rate until 03/24/2027; 5 yr. EURIBOR ICE Swap + 3.30% thereafter)(5)(7)	397,811
$ 400,000	HSBC Holdings PLC 6.00%, 05/22/2027, (6.00% fixed rate until 05/22/2027; 5 yr. USD ICE Swap + 3.75% thereafter)(7)(8)	365,866
400,000	KBC Group NV 5.80%, 01/19/2029, (5.80% fixed rate until 01/19/2028; 1 yr. USD CMT + 2.10% thereafter)(1)(7)	399,490
200,000	Societe Generale SA 4.75%, 05/26/2026, (4.75% fixed rate until 05/26/2026; 5 yr. USD CMT + 3.93% thereafter)(1)(7)(8)	168,124
200,000	UBS Group AG 4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 yr. USD CMT + 3.40% thereafter)(5)(7)(8)	166,250
		3,556,236
	Commercial Services - 2.2%
	Block, Inc.
45,000	2.75%, 06/01/2026	40,968
150,000	3.50%, 06/01/2031	125,652
EUR 200,000	Loxam SAS 3.25%, 01/14/2025(5)	216,442
200,000	PeopleCert Wisdom Issuer PLC 5.75%, 09/15/2026(5)	212,461
$ 250,000	StoneCo Ltd. 3.95%, 06/16/2028(5)	198,466
	United Rentals North America, Inc.
29,000	3.75%, 01/15/2032	24,522
75,000	4.88%, 01/15/2028	71,558
EUR 255,000	Verisure Holding AB 3.25%, 02/15/2027(5)	254,118
		1,144,187
	Construction Materials - 0.2%
$ 125,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	116,466
	Distribution/Wholesale - 0.4%
60,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	54,977
EUR 120,000	Parts Europe SA 6.50%, 07/16/2025(5)	132,505
$ 45,000	Ritchie Bros Holdings, Inc. 7.75%, 03/15/2031(1)	46,899
		234,381

The accompanying notes are an integral part of these financial statements.
68

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.8% - (continued)
	Diversified Financial Services - 1.7%
$ 239,000	Charles Schwab Corp. 4.00%, 06/01/2026, (4.00% fixed rate until 06/01/2026; 5 yr. USD CMT + 3.17% thereafter)(7)(8)	$ 213,365
	Credit Acceptance Corp.
20,000	5.13%, 12/31/2024(1)	19,578
20,000	6.63%, 03/15/2026	19,625
	OneMain Finance Corp.
70,000	5.38%, 11/15/2029	60,666
135,000	6.88%, 03/15/2025	134,569
200,000	Shriram Finance Ltd. 4.40%, 03/13/2024(5)	196,600
250,000	Unifin Financiera SAB de CV 9.88%, 01/28/2029(5)(9)	12,500
300,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	263,738
		920,641
	Electric - 2.2%
	Clearway Energy Operating LLC
180,000	3.75%, 01/15/2032(1)	147,125
145,000	4.75%, 03/15/2028(1)	134,502
200,000	Instituto Costarricense de Electricidad 6.75%, 10/07/2031(1)	194,720
200,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(5)	187,500
162,160	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(5)	158,942
400,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(5)	360,824
		1,183,613
	Electrical Components & Equipment - 0.3%
EUR 100,000	Energizer Gamma Acquisition BV 3.50%, 06/30/2029(5)	89,904
$ 100,000	Energizer Holdings, Inc. 4.38%, 03/31/2029(1)	86,682
		176,586
	Energy-Alternate Sources - 1.8%
186,000	Continuum Energy Levanter Pte. Ltd. 4.50%, 02/09/2027(5)	172,946
215,000	Energo-Pro AS 8.50%, 02/04/2027(1)	208,550
200,000	FS Luxembourg Sarl 10.00%, 12/15/2025(5)	206,090
188,000	Greenko Dutch BV 3.85%, 03/29/2026(5)	170,610
200,000	Vena Energy Capital Pte. Ltd. 3.13%, 02/26/2025(5)	187,897
		946,093
	Engineering & Construction - 1.2%
EUR 200,000	Cellnex Telecom SA 1.75%, 10/23/2030(5)	181,142
GBP 100,000	Heathrow Finance PLC 3.88%, 03/01/2027(4)(5)	110,165
	IHS Holding Ltd.
$ 200,000	6.25%, 11/29/2028(1)	164,880
200,000	6.25%, 11/29/2028(5)	164,880
		621,067
	Entertainment - 0.3%
25,000	Caesars Entertainment, Inc. 6.25%, 07/01/2025(1)	24,865
28,000	Cinemark USA, Inc. 5.25%, 07/15/2028(1)	24,651
EUR 100,000	Motion Finco Sarl 7.38%, 06/15/2030(1)	109,015
		158,531
	Environmental Control - 0.4%
$ 25,000	Clean Harbors, Inc. 6.38%, 02/01/2031(1)	25,116
190,000	Stericycle, Inc. 3.88%, 01/15/2029(1)	168,030
		193,146
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.8% - (continued)
	Forest Products & Paper - 0.4%
$ 200,000	Suzano Austria GmbH 7.00%, 03/16/2047(5)	$ 204,375
	Healthcare - Products - 0.8%
EUR 200,000	Avantor Funding, Inc. 3.88%, 07/15/2028(5)	204,029
$ 250,000	Medline Borrower LP 3.88%, 04/01/2029(1)	218,889
		422,918
	Healthcare - Services - 1.3%
EUR 100,000	Catalent Pharma Solutions, Inc. 2.38%, 03/01/2028(5)	92,516
$ 10,000	HCA, Inc. 7.50%, 11/15/2095	11,002
	IQVIA, Inc.
EUR 100,000	2.25%, 01/15/2028(1)	99,000
$ 200,000	5.00%, 05/15/2027(1)	192,875
200,000	Rede D'or Finance Sarl 4.50%, 01/22/2030(5)	173,710
135,000	Tenet Healthcare Corp. 6.13%, 06/15/2030	131,058
		700,161
	Insurance - 1.7%
400,000	AIA Group Ltd. 2.70%, 04/07/2026, (2.70% fixed rate until 04/07/2026; 5 yr. USD CMT + 1.76% thereafter)(5)(7)(8)	352,583
35,000	AssuredPartners, Inc. 5.63%, 01/15/2029(1)	30,464
130,000	MGIC Investment Corp. 5.25%, 08/15/2028	123,777
400,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.88%, 05/23/2042, (5.88% fixed rate until 11/23/2031; 5 yr. USD CMT + 3.98% thereafter)(1)(7)	399,500
		906,324
	Internet - 0.7%
	Gen Digital, Inc.
30,000	6.75%, 09/30/2027(1)	29,984
60,000	7.13%, 09/30/2030(1)	60,464
235,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50%, 03/01/2029(1)	201,512
100,000	Uber Technologies, Inc. 4.50%, 08/15/2029(1)	92,442
		384,402
	Investment Company Security - 0.3%
205,000	Huarong Finance 2017 Co. Ltd. 4.75%, 04/27/2027(5)	179,388
	IT Services - 0.6%
193,000	McAfee Corp. 7.38%, 02/15/2030(1)	166,766
160,000	Presidio Holdings, Inc. 8.25%, 02/01/2028(1)	155,167
		321,933
	Leisure Time - 0.6%
	Carnival Corp.
60,000	6.00%, 05/01/2029(1)	53,934
125,000	10.50%, 06/01/2030(1)	132,228
80,000	MajorDrive Holdings IV LLC 6.38%, 06/01/2029(1)	65,445
80,000	Royal Caribbean Cruises Ltd. 7.25%, 01/15/2030(1)	80,856
		332,463
	Media - 1.8%
125,000	Cable One, Inc. 4.00%, 11/15/2030(1)	98,837
20,000	DISH DBS Corp. 5.75%, 12/01/2028(1)	15,389
30,000	DISH Network Corp. 11.75%, 11/15/2027(1)	30,227
325,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)(10)	269,563

The accompanying notes are an integral part of these financial statements.
69

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.8% - (continued)
	Media - 1.8% - (continued)
	Videotron Ltd.
$ 125,000	3.63%, 06/15/2029(1)	$ 108,750
CAD 170,000	5.63%, 06/15/2025	127,799
$ 200,000	VTR Finance NV 6.38%, 07/15/2028(5)	84,782
EUR 210,000	Ziggo BV 2.88%, 01/15/2030(5)	193,709
		929,056
	Metal Fabricate/Hardware - 0.3%
	Advanced Drainage Systems, Inc.
$ 160,000	5.00%, 09/30/2027(1)	152,809
30,000	6.38%, 06/15/2030(1)	29,697
		182,506
	Mining - 0.7%
300,000	Constellium SE 3.75%, 04/15/2029(1)	260,823
140,000	FMG Resources August 2006 Pty. Ltd. 6.13%, 04/15/2032(1)	134,490
		395,313
	Multi-National - 0.4%
	European Investment Bank
BRL 690,000	9.25%, 01/28/2027(5)	146,033
EGP 2,000,000	10.00%, 12/06/2023(5)	60,743
		206,776
	Office/Business Equipment - 0.3%
	Xerox Holdings Corp.
$ 125,000	5.00%, 08/15/2025(1)	119,974
35,000	5.50%, 08/15/2028(1)	30,717
		150,691
	Packaging & Containers - 1.3%
GBP 100,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.75%, 07/15/2027(5)	103,645
	Ball Corp.
EUR 100,000	1.50%, 03/15/2027	99,105
$ 120,000	5.25%, 07/01/2025	118,942
70,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(1)	66,967
200,000	SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA 3.50%, 08/02/2028(5)	170,919
EUR 110,000	Trivium Packaging Finance BV 3.75%, 08/15/2026(5)	111,564
		671,142
	Pharmaceuticals - 1.3%
$ 45,000	Bausch Health Cos., Inc. 11.00%, 09/30/2028(1)	33,185
123,000	Owens & Minor, Inc. 6.63%, 04/01/2030(1)	112,795
155,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	148,031
	Teva Pharmaceutical Finance Netherlands II BV
EUR 200,000	3.75%, 05/09/2027	199,562
220,000	4.38%, 05/09/2030	207,628
		701,201
	Real Estate - 0.3%
$ 200,000	CIFI Holdings Group Co. Ltd. 4.38%, 04/12/2027(5)(9)	15,026
400,000	Country Garden Holdings Co. Ltd. 3.88%, 10/22/2030(5)	54,196
EUR 100,000	Emeria SASU 7.75%, 03/31/2028(1)	101,986
		171,208
	Real Estate Investment Trusts - 0.8%
	Brandywine Operating Partnership LP
$ 157,000	3.95%, 11/15/2027	127,843
40,000	7.55%, 03/15/2028	36,782
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.8% - (continued)
	Real Estate Investment Trusts - 0.8% - (continued)
$ 100,000	HAT Holdings I LLC/HAT Holdings II LLC 6.00%, 04/15/2025(1)	$ 98,406
200,000	Trust Fibra Uno 6.39%, 01/15/2050(5)	164,977
		428,008
	Retail - 1.5%
200,000	Jollibee Worldwide Pte. Ltd. 3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 yr. USD CMT + 4.78% thereafter)(5)(7)(8)	190,000
163,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	140,547
110,000	Michaels Cos., Inc. 5.25%, 05/01/2028(1)	93,504
230,000	Specialty Building Products Holdings LLC/SBP Finance Corp. 6.38%, 09/30/2026(1)	218,890
159,000	Yum! Brands, Inc. 3.63%, 03/15/2031	136,026
		778,967
	Software - 0.7%
172,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(1)	145,735
	Open Text Corp.
165,000	3.88%, 02/15/2028(1)	146,763
15,000	3.88%, 12/01/2029(1)	12,690
50,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	41,449
		346,637
	Telecommunications - 2.8%
200,000	Axian Telecom 7.38%, 02/16/2027(1)	183,540
	Frontier Communications Holdings LLC
80,000	5.00%, 05/01/2028(1)	67,812
95,000	5.88%, 10/15/2027(1)	87,011
200,000	Liquid Telecommunications Financing PLC 5.50%, 09/04/2026(5)	133,200
180,000	Millicom International Cellular SA 6.25%, 03/25/2029(5)	164,790
200,000	MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(5)	196,800
400,000	Network i2i Ltd. 3.98%, 03/03/2026, (3.98% fixed rate until 03/03/2026; 5 yr. USD CMT + 3.39% thereafter)(5)(7)(8)	362,000
115,000	Nokia Oyj 4.38%, 06/12/2027	108,567
210,000	Telecom Argentina SA 8.00%, 07/18/2026(5)	195,418
		1,499,138
	Toys/Games/Hobbies - 0.2%
	Mattel, Inc.
40,000	3.38%, 04/01/2026(1)	37,189
60,000	5.88%, 12/15/2027(1)	58,899
		96,088
	Transportation - 0.9%
285,000	First Student Bidco, Inc./First Transit Parent, Inc. 4.00%, 07/31/2029(1)	241,487
230,000	Rumo Luxembourg Sarl 5.25%, 01/10/2028(5)	217,350
		458,837
	Water - 1.1%
	Aegea Finance Sarl
400,000	6.75%, 05/20/2029(1)	378,696
200,000	6.75%, 05/20/2029(5)	189,348
		568,044
	Total Corporate Bonds (cost $23,684,870)	$ 21,718,876

The accompanying notes are an integral part of these financial statements.
70

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 9.3%
	Benin - 0.3%
EUR 200,000	Benin Government International Bonds 4.88%, 01/19/2032(5)	$ 170,688
	Bulgaria - 0.1%
100,000	Bulgaria Government International Bonds 1.38%, 09/23/2050(5)	60,320
	Chile - 0.2%
CLP 85,000,000	Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030(5)	97,655
	Colombia - 1.0%
	Colombia Government International Bonds
EUR 100,000	3.88%, 03/22/2026	105,845
$ 440,000	5.00%, 06/15/2045	316,339
COP 581,200,000	Colombia TES 7.00%, 06/30/2032	122,960
		545,144
	Costa Rica - 0.4%
$ 200,000	Costa Rica Government International Bonds 6.55%, 04/03/2034(1)	202,600
	Czech Republic - 0.2%
CZK 2,430,000	Czech Republic Government Bonds 2.50%, 08/25/2028(5)	102,932
	Ghana - 0.2%
$ 200,000	Ghana Government International Bonds 6.38%, 02/11/2027(5)(9)	90,308
	Hungary - 0.5%
HUF 45,850,000	Hungary Government Bonds 3.00%, 08/21/2030	102,581
	Hungary Government International Bonds
EUR 45,000	1.50%, 11/17/2050(5)	26,136
150,000	1.63%, 04/28/2032(5)	127,680
		256,397
	Indonesia - 0.4%
$ 230,000	Indonesia Government International Bonds 4.63%, 04/15/2043(5)	217,363
	Ivory Coast - 0.4%
EUR 200,000	Ivory Coast Government International Bonds 5.88%, 10/17/2031(5)	190,741
	Mexico - 1.0%
	Mexico Government International Bonds
150,000	1.13%, 01/17/2030	135,516
200,000	1.45%, 10/25/2033	161,648
100,000	2.13%, 10/25/2051	61,566
$ 206,000	5.00%, 04/27/2051	178,434
		537,164
	North Macedonia - 0.6%
	North Macedonia Government International Bonds
EUR 100,000	3.68%, 06/03/2026(1)	103,716
200,000	3.68%, 06/03/2026(5)	207,433
		311,149
	Panama - 0.3%
$ 200,000	Panama Government International Bonds 4.50%, 04/01/2056	150,004
	Peru - 0.7%
225,000	Fondo MIVIVIENDA SA 4.63%, 04/12/2027(1)	216,822
200,000	Peru Government International Bonds 1.86%, 12/01/2032	151,642
		368,464
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 9.3% - (continued)
	Philippines - 0.1%
EUR 100,000	Philippines Government International Bonds 1.75%, 04/28/2041	$ 72,634
	Poland - 0.2%
PLN 500,000	Republic of Poland Government Bonds 3.75%, 05/25/2027	118,548
	Romania - 0.5%
	Romanian Government International Bonds
EUR 80,000	2.12%, 07/16/2031(5)	68,120
81,000	2.75%, 04/14/2041(1)	57,176
30,000	2.75%, 04/14/2041(5)	21,176
189,000	2.88%, 04/13/2042(5)	133,402
		279,874
	Senegal - 0.2%
100,000	Senegal Government International Bonds 5.38%, 06/08/2037(1)	77,785
	South Africa - 0.3%
ZAR 1,630,000	Republic of South Africa Government Bonds 8.00%, 01/31/2030	82,179
$ 100,000	Republic of South Africa Government International Bonds 6.25%, 03/08/2041	84,726
		166,905
	Sri Lanka - 0.3%
	Sri Lanka Government International Bonds
200,000	5.75%, 04/18/2023(5)(9)	89,250
200,000	6.85%, 03/14/2024(5)(9)	89,282
		178,532
	Supranational - 0.6%
INR 8,800,000	Asian Development Bank 6.20%, 10/06/2026	104,446
CNY 810,000	European Bank for Reconstruction & Development 2.00%, 01/21/2025	112,443
IDR 1,670,000,000	European Investment Bank 5.75%, 01/24/2025(5)	110,167
		327,056
	Turkey - 0.4%
$ 200,000	Turkey Government International Bonds 9.13%, 07/13/2030	207,909
	Ukraine - 0.2%
	Ukraine Government International Bonds
200,000	7.25%, 03/15/2035(5)(9)	59,846
100,000	7.75%, 09/01/2029(5)(9)	31,000
		90,846
	Uruguay - 0.2%
	Uruguay Government International Bonds
UYU 2,772,130	4.38%, 12/15/2028(11)	76,888
885,000	8.50%, 03/15/2028(5)	22,753
		99,641
	Total Foreign Government Obligations (cost $6,148,856)	$ 4,920,659
SENIOR FLOATING RATE INTERESTS - 12.1%(12)
	Commercial Services - 1.7%
$ 220,324	APX Group, Inc. 8.62%, 07/10/2028, PRIME + 3.25%	$ 219,980
EUR 250,000	Techem Verwaltungsgesellschaft 675 mbH 6.28%, 07/15/2025, 6 mo. EURIBOR + 2.38%	275,103

The accompanying notes are an integral part of these financial statements.
71

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 12.1%(12) - (continued)
	Commercial Services - 1.7% - (continued)
$ 194,387	Trans Union LLC 7.17%, 11/16/2026, 1 mo. USD Term SOFR + 1.75%	$ 193,537
EUR 200,000	Verisure Holding AB 6.80%, 03/27/2028, 3 mo. EURIBOR + 3.25%	216,219
		904,839
	Construction Materials - 0.2%
$ 121,055	Emerald Borrower LP 8.26%, 05/31/2030, 1 mo. USD Term SOFR + 3.00%	121,040
	Distribution/Wholesale - 0.4%
195,678	American Builders & Contractors Supply Co., Inc. 7.42%, 01/15/2027, 1 mo. USD Term SOFR + 2.00%	195,287
	Electronics - 0.3%
EUR 150,000	Zephyr German BidCo GmbH 7.46%, 03/10/2028, 3 mo. EURIBOR + 3.60%	156,774
	Environmental Control - 0.4%
$ 197,000	Clean Harbors, Inc. 7.43%, 10/08/2028, 1 mo. USD LIBOR + 2.00%	197,394
	Food - 0.2%
104,217	U.S. Foods, Inc. 8.18%, 11/22/2028, 1 mo. USD Term SOFR + 2.75%	104,233
	Healthcare - Products - 1.0%
117,856	Avantor Funding, Inc. 7.67%, 11/08/2027, 1 mo. USD Term SOFR + 2.25%	117,753
199,491	Insulet Corp. 8.68%, 05/04/2028, 1 mo. USD Term SOFR + 3.25%	199,679
198,497	Medline Borrower LP 8.68%, 10/23/2028, 1 mo. USD Term SOFR + 3.25%	196,332
		513,764
	Healthcare - Services - 0.7%
146,992	Catalent Pharma Solutions, Inc. 7.41%, 02/22/2028, 1 mo. USD LIBOR + 2.00%	144,163
250,000	IQVIA, Inc. 7.29%, 06/11/2025, 1 mo. USD LIBOR + 1.75%	249,915
		394,078
	Home Builders - 0.2%
113,275	Installed Building Products, Inc. 7.68%, 12/14/2028, 1 mo. USD Term SOFR + 2.25%	113,488
	Insurance - 0.7%
200,000	Asurion LLC 9.67%, 08/19/2028, 1 mo. USD Term SOFR + 4.25%	191,500
183,053	HUB International Ltd. 9.58%, 06/20/2030, 1 mo. USD Term SOFR + 4.25%	183,740
		375,240
	Internet - 0.6%
169,727	Go Daddy Operating Co. LLC 7.85%, 11/09/2029, 1 mo. USD Term SOFR + 2.50%	169,874
172,375	Proofpoint, Inc. 8.68%, 08/31/2028, 1 mo. USD Term SOFR + 3.25%	169,669
		339,543
	Leisure Time - 0.4%
195,261	Hayward Industries, Inc. 8.18%, 05/30/2028, 1 mo. USD Term SOFR + 2.50%	191,194
	Machinery-Diversified - 0.4%
195,077	Gardner Denver, Inc. 7.17%, 03/01/2027, 1 mo. USD Term SOFR + 1.75%	194,907
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 12.1%(12) - (continued)
	Packaging & Containers - 0.9%
$ 316,800	Clydesdale Acquisition Holdings, Inc. 9.59%, 04/13/2029, 1 mo. USD Term SOFR + 4.18%	$ 313,661
196,254	Proampac PG Borrower LLC 9.30%, 11/03/2025, 1 mo. USD LIBOR + 3.75%	195,190
		508,851
	Pharmaceuticals - 1.3%
EUR 234,875	Grifols SA 5.63%, 11/15/2027, 3 mo. EURIBOR + 2.25%	252,516
290,000	IVC Acquisition Ltd. 7.69%, 02/13/2026, 6 mo. EURIBOR + 4.00%	318,048
$ 137,538	Packaging Coordinators Midco, Inc. 9.00%, 11/30/2027, 3 mo. USD Term SOFR + 3.50%	136,270
		706,834
	Retail - 0.4%
244,996	LBM Acquisition LLC 9.17%, 12/17/2027, 3 mo. USD Term SOFR + 3.75%	237,161
	Semiconductors - 0.4%
198,500	MKS Instruments, Inc. 8.16%, 08/17/2029, 1 mo. USD Term SOFR + 2.75%	197,942
	Software - 1.3%
200,000	DCert Buyer, Inc. 12.26%, 02/19/2029, 3 mo. USD Term SOFR + 7.00%	185,750
153,450	McAfee LLC 9.01%, 03/01/2029, 1 mo. USD Term SOFR + 3.75%	148,188
170,473	Surf Holdings LLC 8.78%, 03/05/2027, 1 mo. USD LIBOR + 3.50%	169,713
195,485	Zelis Healthcare Corp. 8.93%, 09/30/2026, 1 mo. USD LIBOR + 3.50%	195,180
		698,831
	Telecommunications - 0.2%
142,216	Xplornet Communications, Inc. 9.43%, 10/02/2028, 1 mo. USD LIBOR + 4.00%	114,595
	Transportation - 0.4%
197,778	First Student Bidco, Inc. 8.50%, 07/21/2028, 3 mo. USD LIBOR + 3.00%	192,250
	Total Senior Floating Rate Interests (cost $6,610,070)	$ 6,458,245
U.S. GOVERNMENT AGENCIES - 7.1%
	Mortgage-Backed Agencies - 7.1%
	Federal Home Loan Mortgage Corp. - 2.1%
331,200	5.00%, 09/01/2052	$ 323,766
55,000	8.47%, 10/25/2041, 30 day USD SOFR Average + 3.40%(1)(3)	55,275
90,000	8.82%, 02/25/2042, 30 day USD SOFR Average + 3.75%(1)(3)	92,337
175,000	9.42%, 04/25/2042, 30 day USD SOFR Average + 4.35%(1)(3)	182,593
115,000	10.32%, 03/25/2042, 30 day USD SOFR Average + 5.25%(1)(3)	122,548
25,000	10.57%, 05/25/2043, 30 day USD SOFR Average + 5.50%(1)(3)	26,750
150,000	10.82%, 09/25/2042, 30 day USD SOFR Average + 5.75%(1)(3)	163,771
155,000	11.07%, 07/25/2042, 30 day USD SOFR Average + 6.00%(1)(3)	169,702
		1,136,742
	Federal National Mortgage Association - 0.6%
331,185	5.00%, 09/01/2052	323,513

The accompanying notes are an integral part of these financial statements.
72

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 7.1% - (continued)
	Mortgage-Backed Agencies - 7.1% - (continued)
	Uniform Mortgage-Backed Security - 4.4%
$ 2,410,000	4.50%, 08/14/2053(13)	$ 2,307,387
	Total U.S. Government Agencies (cost $3,719,179)	$ 3,767,642
U.S. GOVERNMENT SECURITIES - 17.0%
	U.S. Treasury Securities - 17.0%
	U.S. Treasury Bonds - 7.5%
1,690,000	2.50%, 05/15/2046(14)	$ 1,263,803
2,145,000	3.38%, 11/15/2048	1,880,646
295,000	3.63%, 02/15/2053	274,580
575,000	3.88%, 02/15/2043	548,586
		3,967,615
	U.S. Treasury Inflation-Protected Bonds - 1.4%
125,628	0.13%, 02/15/2052(11)	80,176
975,843	0.25%, 02/15/2050(11)	657,875
		738,051
	U.S. Treasury Inflation-Protected Notes - 1.4%
826,258	0.25%, 07/15/2029(11)	757,438
	U.S. Treasury Notes - 6.7%
1,940,000	1.88%, 02/15/2032(15)	1,646,424
320,000	2.88%, 05/15/2032	293,775
1,675,000	3.50%, 02/15/2033	1,613,234
		3,553,433
	Total U.S. Government Securities (cost $9,602,659)	$ 9,016,537
COMMON STOCKS - 0.1%
	Automobiles & Components - 0.1%
293	Aptiv PLC*	$ 32,081
	Health Care Equipment & Services - 0.0%
17	Becton Dickinson & Co.	4,736
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
55	Danaher Corp.	14,028
	Total Common Stocks (cost $54,132)	$ 50,845
PREFERRED STOCKS - 0.1%
	Utilities - 0.1%
1,049	NextEra Energy, Inc. (Preference Shares), 6.93%	$ 47,971
	Total Preferred Stocks (cost $51,139)	$ 47,971
	Total Long-Term Investments (cost $56,033,388)	$ 51,935,977
SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 0.8%
433,732	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $433,796; collateralized by Federal Farm Credit Banks at 3.88%, maturing 12/20/2029, with a market value of $443,217	$ 433,732
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.8% - (continued)
	U.S. Treasury Securities - 2.0%
	U.S. Treasury Bills - 2.0%
$ 1,065,000	4.57%, 08/08/2023(16)		1,063,934
	Total Short-Term Investments (cost $1,497,666)		$ 1,497,666
	Total Investments (cost $57,531,054)	100.5%	$ 53,433,643
	Other Assets and Liabilities	(0.5)%	(261,969)
	Total Net Assets	100.0%	$ 53,171,674
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $14,516,613, representing 27.3% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2023. Base lending rates may be subject to a floor or cap.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $11,915,087, representing 22.4% of net assets.
(6)	Security is a zero-coupon bond.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(10)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(11)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.
73

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

(12)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2023.
(13)	Represents or includes a TBA transaction.
(14)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of July 31, 2023, the market value of securities pledged was $710,422.
(15)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2023, the market value of securities pledged was $704,398.
(16)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at July 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian 5-Years Bond Future	31	09/20/2023	$ 2,567,142	$ (11,449)
Long Gilt Future	5	09/27/2023	618,428	(4,316)
U.S. Treasury 2-Year Note Future	62	09/29/2023	12,587,937	(37,958)
U.S. Treasury 5-Year Note Future	55	09/29/2023	5,875,117	(115,633)
U.S. Treasury 10-Year Note Future	39	09/20/2023	4,344,844	(114,149)
U.S. Treasury 10-Year Ultra Future	23	09/20/2023	2,690,641	(65,259)
Total				$ (348,764)
Short position contracts:
Euro BUXL 30-Year Bond Future	9	09/07/2023	$ 1,335,431	$ 19,835
Euro-BOBL Future	41	09/07/2023	5,238,757	17,706
Euro-BUND Future	7	09/07/2023	1,026,474	7,799
U.S. Treasury Long Bond Future	3	09/20/2023	373,313	8,081
U.S. Treasury Ultra Bond Future	9	09/20/2023	1,189,969	3,423
Total				$ 56,844
Total futures contracts				$ (291,920)

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2023
Reference Entity	Notional Amount(1)			(Pay)/Receive Fixed Rate		Expiration Date		Periodic Payment Frequency		Upfront Premiums Paid		Upfront Premiums Received		Value †		Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.S40.V1	USD	3,215,000	5.00%		06/20/2028		Quarterly		$ 55,258		$ —		$ 134,301		$ 79,043
ITRAXX-XOVER S39.V1	EUR	915,000	5.00%		06/20/2028		Quarterly		—		(9,314)		53,485		62,799
Total centrally cleared credit default swap contracts										$ 55,258		$ (9,314)		$ 187,786		$ 141,842

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.97% Fixed	12 Mo. USD SOFR	USD	280,000	03/15/2053	Annual	$ 892	$ —	$ 20,821	$ 19,929
2.88% Fixed	12 Mo. USD SOFR	USD	190,000	03/15/2053	Annual	2,181	—	17,254	15,073
3.25% Fixed	12 Mo. USD SOFR	USD	125,000	06/21/2053	Annual	—	(1,304)	2,769	4,073
Total centrally cleared interest rate swaps contracts						$ 3,073	$ (1,304)	$ 40,844	$ 39,075

The accompanying notes are an integral part of these financial statements.
74

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2023

Foreign Currency Contracts Outstanding at July 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
42,700,000	KZT	86,613	USD	BOA	03/20/2024	$ 4,069
146,600	USD	220,000	AUD	MSC	09/20/2023	(1,914)
129,450	USD	171,000	CAD	UBS	08/31/2023	(518)
138,471	USD	185,000	CAD	BCLY	09/20/2023	(2,176)
5,512,437	USD	4,972,000	EUR	DEUT	08/31/2023	21,637
57,411	USD	52,000	EUR	GSC	08/31/2023	(15)
28,951	USD	26,000	EUR	CBA	09/20/2023	211
2,186,626	USD	2,029,000	EUR	DEUT	09/20/2023	(56,126)
219,770	USD	171,000	GBP	BCLY	08/31/2023	(283)
290,178	USD	233,000	GBP	MSC	09/20/2023	(9,676)
283,662	USD	38,900,000	JPY	SCB	09/20/2023	7,650
43,852	USD	6,100,000	JPY	BMO	09/20/2023	569
Total foreign currency contracts						$ (36,572)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 4,459,752	$ —	$ 4,459,752	$ —
Convertible Bonds	1,495,450	—	1,495,450	—
Corporate Bonds	21,718,876	—	21,718,876	—
Foreign Government Obligations	4,920,659	—	4,920,659	—
Senior Floating Rate Interests	6,458,245	—	6,458,245	—
U.S. Government Agencies	3,767,642	—	3,767,642	—
U.S. Government Securities	9,016,537	—	9,016,537	—
Common Stocks
Automobiles & Components	32,081	32,081	—	—
Health Care Equipment & Services	4,736	4,736	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,028	14,028	—	—
Preferred Stocks	47,971	47,971	—	—
Short-Term Investments	1,497,666	—	1,497,666	—
Foreign Currency Contracts(2)	34,136	—	34,136	—
Futures Contracts(2)	56,844	56,844	—	—
Swaps - Credit Default(2)	141,842	—	141,842	—
Swaps - Interest Rate(2)	39,075	—	39,075	—
Total	$ 53,705,540	$ 155,660	$ 53,549,880	$ —
Liabilities
Foreign Currency Contracts(2)	$ (70,708)	$ —	$ (70,708)	$ —
Futures Contracts(2)	(348,764)	(348,764)	—	—
Total	$ (419,472)	$ (348,764)	$ (70,708)	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
75

Hartford Total Return Bond ETF
Schedule of Investments
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5%
	Asset-Backed - Automobile - 2.4%
$ 1,845,000	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	$ 1,825,735
1,490,183	Chesapeake Funding II LLC 5.65%, 05/15/2035(1)	1,478,256
2,164,213	CPS Auto Receivables Trust 5.91%, 08/16/2027(1)	2,161,154
531,821	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	519,104
	DT Auto Owner Trust
1,725,000	5.19%, 10/16/2028(1)	1,701,565
660,000	5.41%, 02/15/2029(1)	651,191
1,065,000	6.07%, 03/15/2028(1)	1,065,844
885,000	Enterprise Fleet Financing LLC 5.42%, 10/22/2029(1)	879,357
	Exeter Automobile Receivables Trust
821,701	2.18%, 06/15/2026	814,501
760,000	4.57%, 01/15/2027	751,829
860,000	5.72%, 04/15/2027	854,337
362,000	6.03%, 08/16/2027	361,574
401,000	6.11%, 09/15/2027	400,687
	Flagship Credit Auto Trust
310,000	5.05%, 01/18/2028(1)	303,749
830,000	5.21%, 05/15/2028(1)	815,667
195,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	191,735
280,000	GMF Floorplan Owner Revolving Trust 0.68%, 08/15/2025(1)	279,485
1,830,000	OneMain Direct Auto Receivables Trust 5.41%, 11/14/2029(1)	1,798,885
1,365,000	Prestige Auto Receivables Trust 6.55%, 07/17/2028(1)	1,366,004
	Santander Drive Auto Receivables Trust
1,540,000	4.42%, 11/15/2027	1,500,305
350,000	4.72%, 06/15/2027	343,264
650,000	4.98%, 02/15/2028	638,215
965,000	5.24%, 05/15/2028	950,478
1,310,000	5.61%, 07/17/2028	1,305,515
1,430,000	5.95%, 01/17/2028	1,427,955
625,000	SFS Auto Receivables Securitization Trust 5.71%, 01/22/2030(1)	621,765
521,358	Tricolor Auto Securitization Trust 6.48%, 08/17/2026(1)	519,738
	Westlake Automobile Receivables Trust
610,000	1.65%, 02/17/2026(1)	588,536
1,180,000	4.31%, 09/15/2027(1)	1,155,250
355,000	5.41%, 01/18/2028(1)	351,006
595,000	World Omni Auto Receivables Trust 5.03%, 05/15/2029	584,710
		28,207,396
	Asset-Backed - Credit Card - 0.1%
1,500,000	Mercury Financial Credit Card Master Trust 2.50%, 09/21/2026(1)	1,420,419
	Asset-Backed - Finance & Insurance - 0.6%
2,400,000	Bain Capital Credit CLO Ltd. 6.79%, 07/25/2034, 3 mo. USD Term SOFR + 1.44%(1)(2)	2,379,516
193,863	BHG Securitization Trust 0.90%, 10/17/2034(1)	185,707
1,440,000	BlueMountain CLO XXIV Ltd. 6.69%, 04/20/2034, 3 mo. USD Term SOFR + 1.36%(1)(2)	1,419,434
906,195	Carlyle Global Market Strategies CLO Ltd. 6.57%, 01/15/2031, 3 mo. USD Term SOFR + 1.26%(1)(2)	900,981
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Asset-Backed - Finance & Insurance - 0.6% - (continued)
$ 375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	$ 364,298
2,065,000	Regatta VI Funding Ltd. 6.75%, 04/20/2034, 3 mo. USD Term SOFR + 1.42%(1)(2)	2,048,023
		7,297,959
	Asset-Backed - Student Loan - 0.2%
	Navient Private Education Refi Loan Trust
602,585	0.97%, 12/16/2069(1)	509,963
1,129,830	1.11%, 02/18/2070(1)	950,151
1,411,683	5.51%, 10/15/2071(1)	1,391,146
		2,851,260
	Commercial Mortgage-Backed Securities - 3.6%
965,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	873,756
	BBCMS Mortgage Trust
530,000	3.66%, 04/15/2055(3)	470,600
520,000	4.60%, 06/15/2055(3)	493,284
715,000	5.44%, 12/15/2055(3)	727,097
235,000	5.71%, 12/15/2055(3)	243,592
	Benchmark Mortgage Trust
18,872,723	0.47%, 07/15/2051(3)(4)	305,029
8,383,058	0.54%, 01/15/2051(3)(4)	158,929
12,491,784	0.72%, 07/15/2056(4)	524,043
8,457,697	1.19%, 03/15/2062(3)(4)	411,157
3,640,979	1.51%, 01/15/2054(3)(4)	304,928
1,859,508	1.79%, 07/15/2053(3)(4)	132,151
2,200,000	3.88%, 02/15/2051(3)	2,017,699
1,180,000	BPR Trust 8.45%, 08/15/2024, 1 mo. USD Term SOFR + 3.23%(1)(2)	1,169,828
1,325,602	BX Commercial Mortgage Trust 6.26%, 10/15/2036, 1 mo. USD Term SOFR + 1.03%(1)(2)	1,320,985
	BX Trust
580,000	7.29%, 05/15/2035, 1 mo. USD Term SOFR + 2.07%(1)(2)	569,806
1,080,067	7.67%, 08/15/2039, 1 mo. USD Term SOFR + 2.45%(1)(2)	1,079,744
785,000	CAMB Commercial Mortgage Trust 7.89%, 12/15/2037, 1 mo. USD Term SOFR + 2.66%(1)(2)	759,887
1,527,000	CD Mortgage Trust 3.63%, 02/10/2050	1,377,955
	Citigroup Commercial Mortgage Trust
1,300,000	3.62%, 07/10/2047	1,264,075
766,000	4.06%, 11/15/2049(3)	609,484
66,602	Citigroup Mortgage Loan Trust, Inc. 3.25%, 03/25/2061(1)(3)	62,711
	Commercial Mortgage Trust
9,879,951	0.50%, 02/10/2047(3)(4)	4,627
389,000	2.82%, 01/10/2039(1)	319,993
700,000	3.18%, 02/10/2035(1)	653,575
1,470,000	3.61%, 08/10/2049(1)(3)	1,382,239
900,000	3.80%, 08/10/2047	883,111
395,000	3.90%, 01/10/2039(1)(3)	294,730
1,095,125	3.96%, 03/10/2047	1,082,761
360,000	4.24%, 02/10/2047(3)	356,876
12,087,138	CSAIL Commercial Mortgage Trust 0.71%, 06/15/2057(3)(4)	104,366
	DBJPM Mortgage Trust
3,941,784	1.71%, 09/15/2053(3)(4)	245,609
2,660,000	2.89%, 08/10/2049	2,427,727
2,440,492	Extended Stay America Trust 6.42%, 07/15/2038, 1 mo. USD Term SOFR + 1.19%(1)(2)	2,412,972
	GS Mortgage Securities Trust
6,559,326	0.66%, 02/13/2053(3)(4)	196,938
2,000,000	3.05%, 05/10/2049	1,855,460

The accompanying notes are an integral part of these financial statements.
76

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Commercial Mortgage-Backed Securities - 3.6% - (continued)
$ 2,440,000	3.43%, 08/10/2050	$ 2,208,014
890,000	3.63%, 11/10/2047	853,702
100,000	4.07%, 01/10/2047	98,911
415,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	374,438
	JPMBB Commercial Mortgage Securities Trust
100,000	3.93%, 09/15/2047	96,919
75,843	4.00%, 04/15/2047	74,784
2,050,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	1,887,653
	Life Mortgage Trust
2,540,978	6.04%, 03/15/2038, 1 mo. USD Term SOFR + 0.81%(1)(2)	2,482,749
358,784	6.74%, 03/15/2038, 1 mo. USD Term SOFR + 1.51%(1)(2)	346,442
1,410,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	1,353,658
3,907,468	Morgan Stanley Capital I Trust 1.32%, 06/15/2050(3)(4)	124,063
	Wells Fargo NA
11,311,335	0.42%, 02/15/2055(3)(4)	314,429
5,718,215	0.59%, 11/15/2062(3)(4)	170,171
13,986,380	0.64%, 11/15/2062(3)(4)	457,541
15,535,479	0.69%, 02/15/2061(3)(4)	393,422
5,800,340	0.71%, 11/15/2050(3)(4)	141,469
3,556,465	0.77%, 11/15/2054(3)(4)	86,650
10,570,197	0.88%, 01/15/2063(3)(4)	455,782
3,445,402	0.89%, 05/15/2062(3)(4)	137,158
3,104,441	0.99%, 02/15/2056(3)(4)	205,654
7,164,263	1.76%, 03/15/2063(3)(4)	667,335
1,790,000	3.44%, 09/15/2060	1,648,781
	WFRBS Commercial Mortgage Trust
1,025,000	3.61%, 11/15/2047	985,619
100,000	4.00%, 05/15/2047	97,640
100,000	4.05%, 03/15/2047	99,058
		42,859,766
	Other Asset-Backed Securities - 6.5%
142,876	AASET Trust 3.35%, 01/16/2040(1)	120,016
	Affirm Asset Securitization Trust
52,516	1.90%, 01/15/2025(1)	51,899
12,963	3.46%, 10/15/2024(1)	12,924
1,330,000	4.30%, 05/17/2027(1)	1,296,943
895,000	6.61%, 01/18/2028(1)	890,865
499,589	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	495,006
375,000	Arbor Realty Commercial Real Estate Notes Ltd. 6.44%, 05/15/2036, 1 mo. USD Term SOFR + 1.21%(1)(2)	370,107
708,913	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	696,191
1,300,000	Benefit Street Partners CLO XXXI Ltd. 7.22%, 04/25/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	1,292,624
780,000	CCG Receivables Trust 5.82%, 09/16/2030(1)	780,433
	CF Hippolyta Issuer LLC
254,461	1.53%, 03/15/2061(1)	221,930
597,632	1.69%, 07/15/2060(1)	538,208
193,202	1.98%, 03/15/2061(1)	164,971
341,218	1.99%, 07/15/2060(1)	287,021
384,012	5.97%, 08/15/2062(1)	376,514
	CIFC Funding Ltd.
275,004	6.45%, 04/19/2029, 3 mo. USD Term SOFR + 1.13%(1)(2)	273,770
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Other Asset-Backed Securities - 6.5% - (continued)
$ 970,000	6.57%, 04/18/2031, 3 mo. USD LIBOR + 1.00%(1)(2)	$ 966,314
400,000	CNH Equipment Trust 4.77%, 10/15/2030	393,642
760,000	DLLAA LLC 5.64%, 02/22/2028(1)	762,213
	Domino's Pizza Master Issuer LLC
1,285,412	2.66%, 04/25/2051(1)	1,087,265
670,675	3.67%, 10/25/2049(1)	585,314
47,625	4.12%, 07/25/2048(1)	45,179
1,215,000	Elmwood CLO Ltd. 7.31%, 04/16/2036, 3 mo. USD Term SOFR + 2.25%(1)(2)	1,219,939
	FirstKey Homes Trust
2,038,089	1.38%, 09/17/2038(1)	1,775,305
671,204	4.15%, 05/17/2039(1)	633,162
2,485,941	4.25%, 07/17/2039(1)	2,352,011
2,650,538	Galaxy XXIII CLO Ltd. 6.48%, 04/24/2029, 3 mo. USD Term SOFR + 1.13%(1)(2)	2,637,763
1,160,000	Golub Capital Partners CLO 68B Ltd. 8.20%, 07/25/2036, 3 mo. USD Term SOFR + 2.80%(1)(2)	1,168,482
780,000	Invesco U.S. CLO Ltd. 7.16%, 04/21/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	773,602
	Kubota Credit Owner Trust
900,000	5.02%, 06/15/2027(1)	889,163
1,075,000	5.28%, 01/18/2028(1)	1,070,112
198,376	Madison Park Funding XIII Ltd. 6.53%, 04/19/2030, 3 mo. USD Term SOFR + 1.21%(1)(2)	197,953
159,433	Magnetite VII Ltd. 6.37%, 01/15/2028, 3 mo. USD Term SOFR + 1.06%(1)(2)	158,914
160,668	Marlette Funding Trust 1.06%, 09/15/2031(1)	158,577
1,300,000	MF1 Ltd. 6.82%, 02/19/2037, 30 day USD SOFR Average + 1.75%(1)(2)	1,262,388
2,490,000	Nassau Ltd. 6.82%, 08/26/2034, 3 mo. USD LIBOR + 1.25%(1)(2)	2,449,092
1,890,000	New Economy Assets Phase 1 Sponsor LLC 1.91%, 10/20/2061(1)	1,619,994
2,205,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	2,186,966
131,997	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	122,686
925,000	OCP CLO Ltd. 6.58%, 04/18/2033, 3 mo. USD Term SOFR + 1.27%(1)(2)	911,772
1,695,000	Octagon 61 Ltd. 7.42%, 04/20/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	1,711,564
550,000	OZLM IX Ltd. 6.69%, 10/20/2031, 3 mo. USD Term SOFR + 1.36%(1)(2)	545,240
88,516	OZLM VII Ltd. 6.58%, 07/17/2029, 3 mo. USD Term SOFR + 1.27%(1)(2)	87,948
	PRET LLC
718,951	1.74%, 07/25/2051(1)(5)	662,200
749,860	1.87%, 07/25/2051(1)(5)	683,410
829,120	Pretium Mortgage Credit Partners I LLC 1.99%, 06/27/2060(1)(5)	760,154
1,398,320	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(5)	1,290,713
	Progress Residential Trust
1,708,876	1.51%, 10/17/2038(1)	1,492,727
635,657	3.20%, 04/17/2039(1)	579,487
1,745,500	4.44%, 05/17/2041(1)	1,635,078
451,583	4.45%, 06/17/2039(1)	429,847
753,812	4.75%, 10/27/2039(1)	723,811
2,010,000	RR 1 LLC 6.72%, 07/15/2035, 3 mo. USD Term SOFR + 1.41%(1)(2)	1,994,935
1,185,000	RR 26 Ltd. 6.98%, 04/15/2038, 3 mo. USD Term SOFR + 2.25%(1)(2)	1,189,765

The accompanying notes are an integral part of these financial statements.
77

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Other Asset-Backed Securities - 6.5% - (continued)
$ 174,621	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	$ 148,107
244,871	Sound Point CLO II Ltd. 6.68%, 01/26/2031, 3 mo. USD Term SOFR + 1.33%(1)(2)	243,040
2,270,000	Sound Point CLO XXIX Ltd. 6.68%, 04/25/2034, 3 mo. USD Term SOFR + 1.33%(1)(2)	2,246,460
950,000	Sounds Point CLO IV-R Ltd. 6.72%, 04/18/2031, 3 mo. USD Term SOFR + 1.41%(1)(2)	941,345
310,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	280,458
490,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	439,134
2,590,000	Symphony CLO XXV Ltd. 6.56%, 04/19/2034, 3 mo. USD Term SOFR + 1.24%(1)(2)	2,563,825
1,445,000	Texas Debt Capital CLO Ltd. 7.12%, 04/20/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	1,445,208
2,365,000	THL Credit Wind River CLO Ltd. 7.02%, 10/20/2033, 3 mo. USD LIBOR + 1.43%(1)(2)	2,344,789
47,836	Upstart Securitization Trust 0.83%, 07/20/2031(1)	47,473
1,640,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	1,476,573
	VCAT LLC
758,754	1.74%, 05/25/2051(1)(5)	697,907
222,419	2.12%, 03/27/2051(1)(5)	210,515
2,270,000	Venture 42 CLO Ltd. 6.70%, 04/15/2034, 3 mo. USD Term SOFR + 1.39%(1)(2)	2,231,194
915,000	Venture 43 CLO Ltd. 6.81%, 04/15/2034, 3 mo. USD Term SOFR + 1.50%(1)(2)	902,072
1,470,992	Vericrest Opportunity Loan Transferee 1.87%, 08/25/2051(1)(5)	1,362,395
502,874	VOLT C LLC 1.99%, 05/25/2051(1)(5)	457,500
1,019,294	VOLT XCIII LLC 1.89%, 02/27/2051(1)(5)	942,993
794,111	VOLT XCIV LLC 2.24%, 02/27/2051(1)(5)	732,971
952,973	VOLT XCIX LLC 2.12%, 04/25/2051(1)(5)	862,382
668,404	VOLT XCV LLC 2.24%, 03/27/2051(1)(5)	620,151
781,753	VOLT XCVII LLC 2.24%, 04/25/2051(1)(5)	710,932
	Voya CLO Ltd.
349,458	6.47%, 01/18/2029, 3 mo. USD Term SOFR + 1.16%(1)(2)	348,455
705,000	6.76%, 10/18/2031, 3 mo. USD Term SOFR + 1.45%(1)(2)	703,320
1,830,000	Wellfleet CLO X Ltd. 6.76%, 07/20/2032, 3 mo. USD Term SOFR + 1.43%(1)(2)	1,802,925
	Wendy's Funding LLC
2,116,800	2.37%, 06/15/2051(1)	1,742,524
3,257,520	2.78%, 06/15/2051(1)	2,588,875
1,074,465	3.88%, 03/15/2048(1)	974,235
241,325	Wingstop Funding LLC 2.84%, 12/05/2050(1)	208,708
		77,360,575
	Whole Loan Collateral CMO - 7.1%
1,270,381	510 Asset-Backed Trust 2.24%, 06/25/2061(1)(5)	1,171,055
400,201	Ajax Mortgage Loan Trust 2.12%, 01/25/2061(1)(5)	367,729
	Angel Oak Mortgage Trust
534,841	0.91%, 01/25/2066(1)(3)	427,458
1,271,051	0.95%, 07/25/2066(1)(3)	1,000,310
372,275	0.99%, 04/25/2053(1)(3)	334,829
475,670	0.99%, 04/25/2066(1)(3)	380,312
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Whole Loan Collateral CMO - 7.1% - (continued)
$ 950,461	1.07%, 05/25/2066(1)(3)	$ 774,973
512,558	1.24%, 01/20/2065(1)(3)	407,782
933,345	1.82%, 11/25/2066(1)(3)	779,787
2,521,850	2.88%, 12/25/2066(1)(5)	2,220,331
41,339	Bear Stearns ARM Trust 5.31%, 08/25/2035(3)	37,756
624,057	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	531,418
476,000	Bradley Pointe DUS 4.64%, 10/01/2033(6)	479,124
	BRAVO Residential Funding Trust
325,468	0.94%, 02/25/2049(1)(3)	278,822
294,644	0.97%, 03/25/2060(1)(3)	265,062
1,590,645	1.62%, 03/01/2061(1)(5)	1,426,125
463,657	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	373,468
2,429,036	CHNGE Mortgage Trust 3.76%, 03/25/2067(1)(3)	2,249,240
	COLT Mortgage Loan Trust
205,581	0.80%, 07/27/2054(1)	175,318
820,464	0.91%, 06/25/2066(1)(3)	659,718
1,524,459	0.96%, 09/27/2066(1)(3)	1,182,361
956,149	1.34%, 08/25/2066(1)(3)	733,055
2,330,776	1.40%, 10/25/2066(1)(3)	1,834,481
2,458,215	2.28%, 12/27/2066(1)(3)	2,098,281
404,168	4.30%, 03/25/2067(1)(3)	384,212
	Connecticut Avenue Securities Trust
152,701	7.33%, 11/25/2039, 30 day USD SOFR Average + 2.26%(1)(2)	153,126
2,227	7.48%, 08/25/2031, 30 day USD SOFR Average + 2.41%(1)(2)	2,227
320,526	7.62%, 07/25/2042, 30 day USD SOFR Average + 2.55%(1)(2)	327,737
1,585,000	7.77%, 07/25/2043, (7.77% fixed rate until 07/25/2028; 30 day USD SOFR Average + 2.70% thereafter)(1)(2)	1,595,649
792,000	8.17%, 06/25/2043, 30 day USD SOFR Average + 3.10%(1)(2)	810,927
	CSMC Trust
218,679	0.81%, 05/25/2065(1)(3)	183,495
553,661	0.83%, 03/25/2056(1)(3)	424,820
755,125	0.94%, 05/25/2066(1)(3)	584,998
1,161,960	1.10%, 05/25/2066(1)(3)	937,030
969,574	1.18%, 02/25/2066(1)(3)	811,412
498,939	1.80%, 12/27/2060(1)(3)	446,978
962,992	1.84%, 10/25/2066(1)(3)	801,573
2,698,572	2.27%, 11/25/2066(1)(3)	2,267,259
331,654	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(3)	284,485
	Ellington Financial Mortgage Trust
116,122	0.80%, 02/25/2066(1)(3)	96,672
334,893	0.93%, 06/25/2066(1)(3)	265,845
1,090,637	2.21%, 01/25/2067(1)(3)	897,221
	Federal National Mortgage Association Connecticut Avenue Securities
84,158	7.38%, 08/25/2030, 30 day USD SOFR Average + 2.31%(2)	85,368
103,890	7.53%, 01/25/2031, 30 day USD SOFR Average + 2.46%(2)	106,099
352,924	8.73%, 07/25/2029, 30 day USD SOFR Average + 3.66%(2)	365,276
294,174	9.53%, 05/25/2029, 30 day USD SOFR Average + 4.46%(2)	308,820
433,564	9.58%, 01/25/2024, 30 day USD SOFR Average + 4.51%(2)	439,955
29,511	10.18%, 11/25/2024, 30 day USD SOFR Average + 5.11%(2)	29,650

The accompanying notes are an integral part of these financial statements.
78

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Whole Loan Collateral CMO - 7.1% - (continued)
	GCAT Trust
$ 600,735	0.87%, 01/25/2066(1)(3)	$ 498,009
694,752	1.04%, 05/25/2066(1)(3)	547,937
918,397	1.09%, 05/25/2066(1)(3)	742,018
1,324,539	1.09%, 08/25/2066(1)(3)	1,023,671
702,489	1.92%, 08/25/2066(1)(3)	601,038
559,000	Hills of Corona DUS 4.35%, 09/01/2033(6)	548,082
	Imperial Fund Mortgage Trust
751,124	1.07%, 09/25/2056(1)(3)	595,205
2,646,053	3.64%, 03/25/2067(1)(5)	2,392,930
	Legacy Mortgage Asset Trust
365,373	1.65%, 11/25/2060(1)(5)	324,702
482,922	1.75%, 04/25/2061(1)(5)	432,933
677,740	1.75%, 07/25/2061(1)(5)	604,089
797,905	LSTAR Securities Investment Ltd. 8.23%, 02/01/2026, 1 mo. USD Term SOFR + 2.91%(1)(2)	783,348
537,702	MetLife Securitization Trust 3.75%, 03/25/2057(1)(3)	499,809
	MFA Trust
76,105	1.01%, 01/26/2065(1)(3)	68,513
553,226	1.03%, 11/25/2064(1)(3)	459,373
392,732	1.15%, 04/25/2065(1)(3)	342,135
12,639	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	12,225
	New Residential Mortgage Loan Trust
451,331	0.94%, 07/25/2055(1)(3)	382,677
309,349	0.94%, 10/25/2058(1)(3)	269,129
2,407,345	2.28%, 04/25/2061(1)(3)	2,004,792
464,916	3.50%, 12/25/2057(1)(3)	433,851
379,548	3.91%, 09/25/2057(1)(3)	347,241
294,366	4.00%, 04/25/2057(1)(3)	276,038
321,997	4.00%, 08/27/2057(1)(3)	299,932
141,163	6.16%, 01/25/2048, 1 mo. USD LIBOR + 0.75%(1)(2)	137,459
1,482,923	NMLT Trust 1.19%, 05/25/2056(1)(3)	1,179,693
	OBX Trust
940,887	1.05%, 07/25/2061(1)(3)	705,976
913,680	1.07%, 02/25/2066(1)(3)	736,295
2,205,671	2.31%, 11/25/2061(1)(3)	1,844,699
398,130	PMT Credit Risk Transfer Trust 8.33%, 02/27/2024, 1 mo. USD Term SOFR + 3.01%(1)(2)	396,063
	Preston Ridge Partners Mortgage LLC
941,390	1.79%, 06/25/2026(1)(5)	854,545
867,270	1.79%, 07/25/2026(1)(5)	786,839
1,472,345	1.87%, 04/25/2026(1)(5)	1,365,137
323,974	2.12%, 03/25/2026(1)(3)	305,330
198,791	2.36%, 11/25/2025(1)(5)	190,699
1,636,079	2.36%, 10/25/2026(1)(5)	1,525,634
771,721	2.49%, 10/25/2026(1)(5)	717,808
348,748	PRPM LLC 1.32%, 07/25/2051(1)(5)	309,498
302,130	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	272,591
	Seasoned Credit Risk Transfer Trust
643,755	2.50%, 08/25/2059	535,119
308,768	3.50%, 08/25/2057(3)	290,012
501,312	3.50%, 11/25/2057	456,695
1,332,946	3.50%, 07/25/2058	1,203,576
524,406	3.50%, 08/25/2058	480,296
1,828,959	3.50%, 10/25/2058	1,632,684
1,312,007	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	1,008,187
1,920,000	Stack Infrastructure Issuer LLC 5.90%, 07/25/2048(1)	1,885,918
703,912	STAR Trust 1.22%, 05/25/2065(1)(3)	603,302
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.5% - (continued)
	Whole Loan Collateral CMO - 7.1% - (continued)
	Starwood Mortgage Residential Trust
$ 256,305	0.94%, 05/25/2065(1)(3)	$ 224,661
1,109,367	1.13%, 06/25/2056(1)(3)	889,393
1,485,377	1.92%, 11/25/2066(1)(3)	1,204,443
1,098,558	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(5)	1,066,396
	Towd Point Mortgage Trust
761,377	1.75%, 10/25/2060(1)	661,400
341,035	2.16%, 01/25/2052(1)(3)	334,686
73,980	2.75%, 10/25/2056(1)(3)	72,974
486,756	2.75%, 06/25/2057(1)(3)	458,328
638,787	2.75%, 10/25/2057(1)(3)	604,224
832,421	2.90%, 10/25/2059(1)(3)	765,711
2,076,554	2.92%, 11/30/2060(1)(3)	1,623,278
632,381	3.25%, 03/25/2058(1)(3)	602,134
75,829	3.25%, 07/25/2058(1)(3)	72,371
44,846	3.75%, 05/25/2058(1)(3)	42,648
509,800	Triangle Re Ltd. 6.97%, 02/25/2034, 30 day USD SOFR Average + 1.90%(1)(2)	510,707
579,670	TRK Trust 1.15%, 07/25/2056(1)(3)	487,214
	Verus Securitization Trust
161,656	0.82%, 10/25/2063(1)(3)	144,122
431,896	0.92%, 02/25/2064(1)(3)	371,327
2,127,395	0.94%, 07/25/2066(1)(3)	1,694,263
2,402,577	1.01%, 09/25/2066(1)(3)	1,908,307
398,658	1.03%, 02/25/2066(1)(3)	334,414
1,033,856	1.82%, 11/25/2066(1)(3)	867,230
2,009,265	1.83%, 10/25/2066(1)(3)	1,707,741
1,653,885	2.72%, 01/25/2067(1)(5)	1,449,608
		84,810,941
	Total Asset & Commercial Mortgage-Backed Securities (cost $265,974,297)	$ 244,808,316
CORPORATE BONDS - 26.8%
	Advertising - 0.1%
	Lamar Media Corp.
1,735,000	3.63%, 01/15/2031	$ 1,452,643
80,000	4.88%, 01/15/2029	74,600
		1,527,243
	Aerospace/Defense - 0.2%
	Boeing Co.
10,000	3.65%, 03/01/2047	7,056
527,000	5.04%, 05/01/2027	522,404
798,000	5.15%, 05/01/2030	790,633
	L3Harris Technologies, Inc.
105,000	2.90%, 12/15/2029	91,311
10,000	4.85%, 04/27/2035	9,495
480,000	Northrop Grumman Corp. 5.15%, 05/01/2040	467,928
	RTX Corp.
25,000	3.95%, 08/16/2025	24,422
370,000	5.15%, 02/27/2033	369,952
135,000	5.38%, 02/27/2053	135,306
		2,418,507
	Agriculture - 0.4%
	BAT Capital Corp.
98,700	3.56%, 08/15/2027	91,620
35,000	4.74%, 03/16/2032	32,211
375,000	6.34%, 08/02/2030	375,000
	Philip Morris International, Inc.
1,515,000	4.88%, 02/15/2028	1,498,996
131,000	4.88%, 11/15/2043	117,457
725,000	5.13%, 11/17/2027	726,264
1,410,000	5.13%, 02/15/2030	1,400,023

The accompanying notes are an integral part of these financial statements.
79

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Agriculture - 0.4% - (continued)
$ 670,000	5.38%, 02/15/2033	$ 667,118
455,000	5.63%, 11/17/2029	465,118
		5,373,807
	Apparel - 0.2%
260,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	243,629
1,904,000	William Carter Co. 5.63%, 03/15/2027(1)	1,856,199
		2,099,828
	Auto Manufacturers - 0.0%
	General Motors Financial Co., Inc.
25,000	1.25%, 01/08/2026	22,524
493,000	3.60%, 06/21/2030	430,426
		452,950
	Beverages - 0.1%
	Bacardi Ltd./Bacardi-Martini BV
100,000	5.25%, 01/15/2029(1)	99,100
535,000	5.40%, 06/15/2033(1)	529,781
		628,881
	Biotechnology - 0.4%
	Amgen, Inc.
250,000	5.25%, 03/02/2030	251,433
1,763,000	5.25%, 03/02/2033	1,758,602
631,000	5.75%, 03/02/2063	632,627
493,000	CSL Finance PLC 4.05%, 04/27/2029(1)	469,854
	Royalty Pharma PLC
150,000	1.20%, 09/02/2025	136,344
1,519,000	2.15%, 09/02/2031	1,186,770
766,000	2.20%, 09/02/2030	616,226
43,000	3.35%, 09/02/2051	27,400
		5,079,256
	Chemicals - 0.1%
	Celanese U.S. Holdings LLC
950,000	6.17%, 07/15/2027	956,347
540,000	6.33%, 07/15/2029	542,140
		1,498,487
	Commercial Banks - 5.5%
	Bank of America Corp.
885,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 6 mo. USD SOFR + 1.53% thereafter)(7)	704,143
130,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 6 mo. USD SOFR + 1.37% thereafter)(7)	102,692
2,147,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD Term SOFR + 1.25% thereafter)(7)	1,797,765
579,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.21% thereafter)(7)	469,384
695,000	2.59%, 04/29/2031, (2.59% fixed rate until 04/29/2030; 6 mo. USD SOFR + 2.15% thereafter)(7)	583,764
3,520,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.32% thereafter)(7)	2,913,378
835,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD Term SOFR + 1.44% thereafter)(7)	739,021
200,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 6 mo. USD SOFR + 1.58% thereafter)(7)	153,996
265,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(7)	244,101
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Commercial Banks - 5.5% - (continued)
$ 5,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD Term SOFR + 3.41% thereafter)(7)	$ 4,161
831,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 6 mo. USD SOFR + 2.04% thereafter)(7)	816,156
940,000	5.20%, 04/25/2029, (5.20% fixed rate until 04/25/2028; 6 mo. USD SOFR + 1.63% thereafter)(7)	932,647
1,975,000	Bank of Ireland Group PLC 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 1 yr. USD CMT + 2.65% thereafter)(1)(7)	1,967,406
	Barclays PLC
245,000	5.75%, 08/09/2033, (5.75% fixed rate until 08/09/2032; 1 yr. USD CMT + 3.00% thereafter)(7)	239,732
760,000	6.22%, 05/09/2034, (6.22% fixed rate until 05/09/2033; 2 mo. USD SOFR + 2.98% thereafter)(7)	766,527
1,345,000	7.12%, 06/27/2034, (7.12% fixed rate until 06/27/2033; 6 mo. USD SOFR + 3.57% thereafter)(7)	1,362,577
530,000	7.39%, 11/02/2028, (7.39% fixed rate until 11/02/2027; 1 yr. USD CMT + 3.30% thereafter)(7)	557,199
	BNP Paribas SA
200,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 6 mo. USD SOFR + 1.22% thereafter)(1)(7)	167,779
765,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 6 mo. USD SOFR + 2.07% thereafter)(1)(7)	714,801
730,000	4.38%, 03/01/2033, (4.38% fixed rate until 03/01/2028; 5 yr. USD Swap + 1.48% thereafter)(1)(7)	664,550
855,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(1)(7)	839,833
495,000	5.34%, 06/12/2029, (5.34% fixed rate until 06/12/2028; 1 yr. USD CMT + 1.50% thereafter)(1)(7)	490,561
	Citigroup, Inc.
25,000	3.70%, 01/12/2026	24,028
705,000	6.17%, 05/25/2034, (6.17% fixed rate until 05/25/2033; 6 mo. USD SOFR + 2.66% thereafter)(7)	715,099
330,000	Credit Agricole SA 5.51%, 07/05/2033(1)	332,264
605,000	Credit Suisse AG 7.50%, 02/15/2028	640,804
	Danske Bank AS
380,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(7)	343,660
530,000	5.38%, 01/12/2024(1)	527,221
	Deutsche Bank AG
520,000	2.13%, 11/24/2026, (2.13% fixed rate until 11/24/2025; 6 mo. USD SOFR + 1.87% thereafter)(7)	471,103
945,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.22% thereafter)(7)	829,932
150,000	6.72%, 01/18/2029, (6.72% fixed rate until 01/18/2028; 6 mo. USD SOFR + 3.18% thereafter)(7)	152,598

The accompanying notes are an integral part of these financial statements.
80

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Commercial Banks - 5.5% - (continued)
$ 920,000	7.08%, 02/10/2034, (7.08% fixed rate until 11/10/2032; 6 mo. USD SOFR + 3.65% thereafter)(7)	$ 885,607
95,000	Fifth Third Bancorp 6.34%, 07/27/2029, (6.34% fixed rate until 07/27/2028; 2 mo. USD SOFR + 2.34% thereafter)(7)	96,669
	Goldman Sachs Group, Inc.
75,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 6 mo. USD SOFR + 1.09% thereafter)(7)	59,036
1,450,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.25% thereafter)(7)	1,157,770
1,855,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.28% thereafter)(7)	1,520,311
155,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD Term SOFR + 1.42% thereafter)(7)	144,087
2,060,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD Term SOFR + 1.56% thereafter)(7)	1,952,315
	HSBC Holdings PLC
1,210,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.29% thereafter)(7)	1,017,625
380,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD Term SOFR + 1.80% thereafter)(7)	358,457
395,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 6 mo. USD SOFR + 2.53% thereafter)(7)	359,682
2,930,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 6 mo. USD SOFR + 2.87% thereafter)(7)	2,856,117
630,000	6.16%, 03/09/2029, (6.16% fixed rate until 03/09/2028; 6 mo. USD SOFR + 1.97% thereafter)(7)	637,999
880,000	6.33%, 03/09/2044, (6.33% fixed rate until 03/09/2043; 6 mo. USD SOFR + 2.65% thereafter)(7)	918,738
1,915,000	6.55%, 06/20/2034, (6.55% fixed rate until 06/20/2033; 6 mo. USD SOFR + 2.98% thereafter)(7)	1,913,505
128,000	6.80%, 06/01/2038	133,883
520,000	Huntington National Bank 5.65%, 01/10/2030	509,884
960,000	Intesa Sanpaolo SpA 6.63%, 06/20/2033(1)	963,500
	JP Morgan Chase & Co.
430,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.18% thereafter)(7)	352,665
375,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD Term SOFR + 2.52% thereafter)(7)	321,998
1,416,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD Term SOFR + 1.42% thereafter)(7)	1,301,208
315,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD Term SOFR + 1.51% thereafter)(7)	304,113
953,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD Term SOFR + 1.38% thereafter)(7)	901,096
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Commercial Banks - 5.5% - (continued)
$ 569,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.99% thereafter)(7)	$ 561,025
985,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(7)	986,689
1,520,000	M&T Bank Corp. 5.05%, 01/27/2034, (5.05% fixed rate until 01/27/2033; 6 mo. USD SOFR + 1.85% thereafter)(7)	1,428,384
	Morgan Stanley
125,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 6 mo. USD SOFR + 0.88% thereafter)(7)	112,120
1,487,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.03% thereafter)(7)	1,156,056
833,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.18% thereafter)(7)	662,305
572,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 6 mo. USD SOFR + 1.00% thereafter)(7)	517,286
854,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 6 mo. USD SOFR + 1.14% thereafter)(7)	728,287
625,000	3.62%, 04/01/2031, (3.62% fixed rate until 04/01/2030; 6 mo. USD SOFR + 3.12% thereafter)(7)	561,391
910,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD Term SOFR + 1.89% thereafter)(7)	867,193
1,130,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(7)	1,117,098
295,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 2 mo. USD SOFR + 1.63% thereafter)(7)	295,419
EUR 1,000,000	OTP Bank Nyrt 7.35%, 03/04/2026, (7.35% fixed rate until 03/04/2025; 3 mo. EURIBOR + 4.52% thereafter)(7)(8)	1,119,093
$ 2,705,000	Societe Generale SA 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 1 yr. USD CMT + 3.20% thereafter)(1)(7)	2,566,371
	Standard Chartered PLC
570,000	6.30%, 07/06/2034, (6.30% fixed rate until 07/06/2033; 1 yr. USD CMT + 2.58% thereafter)(1)(7)	580,290
965,000	7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(1)(7)	1,027,783
	UBS Group AG
600,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.73% thereafter)(1)(7)	495,318
295,000	4.28%, 01/09/2028(1)	276,374
550,000	4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 1 yr. USD CMT + 1.75% thereafter)(1)(7)	526,829
275,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(1)(7)	279,076
2,125,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 6 mo. USD SOFR + 3.92% thereafter)(1)(7)	2,217,018

The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Commercial Banks - 5.5% - (continued)
	Wells Fargo & Co.
$ 89,000	2.19%, 04/30/2026, (2.19% fixed rate until 04/30/2025; 6 mo. USD SOFR + 2.00% thereafter)(7)	$ 83,606
750,000	2.57%, 02/11/2031, (2.57% fixed rate until 02/11/2030; 3 mo. USD Term SOFR + 1.26% thereafter)(7)	632,957
531,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD Term SOFR + 1.43% thereafter)(7)	458,636
254,000	3.00%, 10/23/2026	236,621
2,053,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.50% thereafter)(7)	1,756,248
1,266,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.10% thereafter)(7)	1,212,137
77,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD Term SOFR + 4.50% thereafter)(7)	71,714
429,000	5.39%, 04/24/2034, (5.39% fixed rate until 04/24/2033; 6 mo. USD SOFR + 2.02% thereafter)(7)	425,305
2,425,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 2 mo. USD SOFR + 1.74% thereafter)(7)	2,435,964
		65,329,740
	Commercial Services - 0.9%
	Ashtead Capital, Inc.
425,000	4.00%, 05/01/2028(1)	394,853
1,400,000	4.38%, 08/15/2027(1)	1,321,284
800,000	5.50%, 08/11/2032(1)	773,194
205,000	5.55%, 05/30/2033(1)	199,219
200,000	5.95%, 10/15/2033(1)	199,319
1,971,000	Gartner, Inc. 4.50%, 07/01/2028(1)	1,844,597
	Howard University
100,000	2.39%, 10/01/2027	88,430
100,000	2.70%, 10/01/2029	85,597
325,000	2.80%, 10/01/2030	274,357
105,000	2.90%, 10/01/2031	87,192
265,000	3.48%, 10/01/2041	195,934
	Service Corp. International
1,955,000	3.38%, 08/15/2030	1,630,055
100,000	4.63%, 12/15/2027	94,750
2,781,000	5.13%, 06/01/2029	2,641,950
	United Rentals North America, Inc.
270,000	3.75%, 01/15/2032	228,308
380,000	4.88%, 01/15/2028	362,558
		10,421,597
	Construction Materials - 0.4%
2,640,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	2,468,066
	Standard Industries, Inc.
549,000	3.38%, 01/15/2031(1)	443,409
2,610,000	4.38%, 07/15/2030(1)	2,261,486
		5,172,961
	Distribution/Wholesale - 0.0%
430,000	LKQ Corp. 5.75%, 06/15/2028(1)	427,399
	Diversified Financial Services - 0.5%
245,000	American Express Co. 5.04%, 05/01/2034, (5.04% fixed rate until 05/01/2033; 3 mo. USD SOFR + 1.84% thereafter)(7)	239,537
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Diversified Financial Services - 0.5% - (continued)
	Capital One Financial Corp.
$ 420,000	1.88%, 11/02/2027, (1.88% fixed rate until 11/02/2026; 6 mo. USD SOFR + 0.86% thereafter)(7)	$ 366,796
520,000	3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 6 mo. USD SOFR + 1.79% thereafter)(7)	447,793
1,025,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.60% thereafter)(7)	982,726
19,000	5.27%, 05/10/2033, (5.27% fixed rate until 05/10/2032; 6 mo. USD SOFR + 2.37% thereafter)(7)	18,036
380,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(7)	369,571
455,000	5.82%, 02/01/2034, (5.82% fixed rate until 02/01/2033; 6 mo. USD SOFR + 2.60% thereafter)(7)	441,615
305,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(7)	306,088
400,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 3 mo. USD SOFR + 2.86% thereafter)(7)	403,535
240,000	Intercontinental Exchange, Inc. 4.35%, 06/15/2029	232,648
	Nasdaq, Inc.
385,000	5.35%, 06/28/2028	385,472
570,000	5.55%, 02/15/2034	575,635
130,000	6.10%, 06/28/2063	131,047
275,000	OneMain Finance Corp. 6.13%, 03/15/2024	274,296
	Synchrony Financial
415,000	2.88%, 10/28/2031	307,357
600,000	7.25%, 02/02/2033	561,738
		6,043,890
	Electric - 3.9%
733,000	AES Corp. 3.30%, 07/15/2025(1)	696,115
	Alabama Power Co.
470,000	3.45%, 10/01/2049	344,910
528,000	4.15%, 08/15/2044	432,851
	Berkshire Hathaway Energy Co.
275,000	1.65%, 05/15/2031	214,141
215,000	4.50%, 02/01/2045	184,327
430,000	4.60%, 05/01/2053	363,786
	Cleco Corporate Holdings LLC
784,000	3.38%, 09/15/2029	664,407
147,000	4.97%, 05/01/2046(5)	121,348
	Consolidated Edison Co. of New York, Inc.
245,000	3.20%, 12/01/2051	168,935
112,000	3.95%, 04/01/2050	90,656
160,000	4.00%, 11/15/2057	124,681
75,000	4.45%, 03/15/2044	65,014
	Dominion Energy, Inc.
320,000	3.38%, 04/01/2030	285,310
2,300,000	5.38%, 11/15/2032	2,302,696
40,000	6.30%, 03/15/2033	42,289
675,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	577,289
	Duke Energy Corp.
2,329,000	2.55%, 06/15/2031	1,921,508
77,700	3.75%, 09/01/2046	59,209
550,000	4.50%, 08/15/2032	518,081
210,000	5.00%, 08/15/2052	190,471
	Duke Energy Indiana LLC
220,000	2.75%, 04/01/2050	139,003

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Electric - 3.9% - (continued)
$ 921,000	3.25%, 10/01/2049	$ 644,710
50,000	Duke Energy Ohio, Inc. 5.25%, 04/01/2033	50,536
	Duke Energy Progress LLC
107,000	3.70%, 10/15/2046	82,523
225,000	4.00%, 04/01/2052	181,212
	Edison International
465,000	5.25%, 11/15/2028	457,846
1,383,000	6.95%, 11/15/2029	1,469,303
765,000	Electricite de France SA 6.25%, 05/23/2033(1)	787,203
1,280,000	Emera, Inc. 6.75%, 06/15/2076, (6.75% fixed rate until 06/15/2026; 3 mo. USD LIBOR + 5.44% thereafter)(7)	1,244,758
	Enel Finance International NV
250,000	1.38%, 07/12/2026(1)	222,099
780,000	5.00%, 06/15/2032(1)	742,334
	Evergy Metro, Inc.
182,000	2.25%, 06/01/2030	151,525
121,000	4.13%, 04/01/2049	96,597
	Evergy, Inc.
378,000	2.45%, 09/15/2024	363,667
208,000	2.90%, 09/15/2029	181,423
	Eversource Energy
1,420,000	5.13%, 05/15/2033	1,400,112
260,000	5.45%, 03/01/2028	263,575
310,000	Florida Power & Light Co. 5.10%, 04/01/2033	313,501
	Georgia Power Co.
548,000	4.30%, 03/15/2042	472,195
70,000	4.70%, 05/15/2032	67,559
510,000	4.95%, 05/17/2033	502,193
545,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	510,938
248,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	241,513
405,000	Kentucky Utilities Co. 5.45%, 04/15/2033	412,741
370,000	Louisville Gas & Electric Co. 5.45%, 04/15/2033	378,097
185,000	National Grid PLC 5.60%, 06/12/2028	185,651
	National Rural Utilities Cooperative Finance Corp.
169,000	3.40%, 02/07/2028	157,686
5,000	3.45%, 06/15/2025	4,819
255,000	4.80%, 03/15/2028	252,485
400,000	5.80%, 01/15/2033	417,260
	NextEra Energy Capital Holdings, Inc.
425,000	1.88%, 01/15/2027	381,156
15,000	1.90%, 06/15/2028	12,951
605,000	2.25%, 06/01/2030	502,441
1,200,000	4.63%, 07/15/2027	1,178,236
350,000	5.00%, 02/28/2030	347,727
855,000	5.00%, 07/15/2032	838,212
130,000	6.05%, 03/01/2025	130,932
1,029,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	872,886
484,000	Oglethorpe Power Corp. 4.50%, 04/01/2047	395,854
490,000	Ohio Edison Co. 5.50%, 01/15/2033(1)	489,660
	Pacific Gas & Electric Co.
865,500	2.50%, 02/01/2031	683,154
245,000	4.40%, 03/01/2032	213,685
664,000	4.50%, 07/01/2040	521,823
2,030,000	4.55%, 07/01/2030	1,843,495
2,159,000	4.95%, 07/01/2050	1,721,689
390,000	5.25%, 03/01/2052	318,560
750,000	5.90%, 06/15/2032	726,595
1,565,000	6.10%, 01/15/2029	1,553,768
1,020,000	6.15%, 01/15/2033	1,006,138
1,970,000	6.40%, 06/15/2033	1,978,398
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Electric - 3.9% - (continued)
$ 255,000	6.75%, 01/15/2053	$ 254,804
305,000	PPL Capital Funding, Inc. 4.13%, 04/15/2030	283,486
	Puget Energy, Inc.
750,000	2.38%, 06/15/2028	646,204
130,000	3.65%, 05/15/2025	124,618
620,000	4.10%, 06/15/2030	560,649
	Sempra
338,000	3.40%, 02/01/2028	313,142
379,000	4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 yr. USD CMT + 2.87% thereafter)(7)	309,933
870,000	5.40%, 08/01/2026	869,483
	Southern California Edison Co.
75,000	2.85%, 08/01/2029	66,048
75,000	3.65%, 02/01/2050	56,068
138,000	4.05%, 03/15/2042	110,947
445,000	5.30%, 03/01/2028	447,545
270,000	5.85%, 11/01/2027	277,863
	Southern Co.
100,000	0.60%, 02/26/2024	97,069
1,583,000	3.25%, 07/01/2026	1,495,442
130,000	4.25%, 07/01/2036	115,042
870,000	5.20%, 06/15/2033	861,715
725,000	Southwestern Electric Power Co. 5.30%, 04/01/2033	716,230
815,000	Virginia Electric & Power Co. 5.00%, 04/01/2033	804,184
	Xcel Energy, Inc.
100,000	1.75%, 03/15/2027	88,567
59,000	4.00%, 06/15/2028	56,091
408,000	4.60%, 06/01/2032	385,565
		46,421,143
	Energy-Alternate Sources - 0.2%
1,430,000	Energo-Pro AS 8.50%, 02/04/2027(1)	1,387,100
470,000	FS Luxembourg Sarl 10.00%, 12/15/2025(1)	484,311
730,000	Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(8)	711,020
		2,582,431
	Engineering & Construction - 0.2%
735,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	605,934
	International Airport Finance SA
1,118,540	12.00%, 03/15/2033(1)	1,063,552
515,501	12.00%, 03/15/2033(8)	490,158
		2,159,644
	Entertainment - 0.4%
	Warnermedia Holdings, Inc.
403,000	4.28%, 03/15/2032	356,947
2,215,000	5.14%, 03/15/2052	1,797,838
	WMG Acquisition Corp.
215,000	3.75%, 12/01/2029(1)	187,747
2,830,000	3.88%, 07/15/2030(1)	2,473,207
		4,815,739
	Environmental Control - 0.2%
1,971,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	1,890,583
	Food - 0.2%
	Conagra Brands, Inc.
107,000	4.30%, 05/01/2024	105,791
450,000	4.85%, 11/01/2028	439,276
200,000	General Mills, Inc. 4.95%, 03/29/2033	197,545
	NBM U.S. Holdings, Inc.
835,000	7.00%, 05/14/2026(1)	818,276
575,000	7.00%, 05/14/2026(8)	563,483
		2,124,371

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Gas - 0.4%
$ 720,000	KeySpan Gas East Corp. 5.99%, 03/06/2033(1)	$ 721,185
	NiSource, Inc.
52,000	1.70%, 02/15/2031	40,631
176,000	2.95%, 09/01/2029	156,341
1,259,000	3.60%, 05/01/2030	1,136,760
440,000	5.25%, 03/30/2028	440,311
1,090,000	5.40%, 06/30/2033	1,098,006
360,000	Piedmont Natural Gas Co., Inc. 5.40%, 06/15/2033	358,661
1,020,000	Southern California Gas Co. 5.20%, 06/01/2033	1,009,328
		4,961,223
	Hand/Machine Tools - 0.2%
	Regal Rexnord Corp.
1,475,000	6.05%, 04/15/2028(1)	1,465,142
900,000	6.30%, 02/15/2030(1)	897,099
		2,362,241
	Healthcare - Products - 0.5%
	Alcon Finance Corp.
806,000	2.75%, 09/23/2026(1)	743,373
435,000	3.00%, 09/23/2029(1)	382,843
255,000	5.38%, 12/06/2032(1)	257,529
200,000	5.75%, 12/06/2052(1)	208,964
1,906,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	1,768,551
100,000	Baxter International, Inc. 2.60%, 08/15/2026	92,309
	GE HealthCare Technologies, Inc.
430,000	5.86%, 03/15/2030	441,023
450,000	5.91%, 11/22/2032	467,346
	Haleon U.S. Capital LLC
730,000	3.38%, 03/24/2029	668,796
255,000	3.63%, 03/24/2032	228,267
647,000	Hologic, Inc. 4.63%, 02/01/2028(1)	614,851
		5,873,852
	Healthcare - Services - 0.6%
	Centene Corp.
515,000	2.45%, 07/15/2028	443,183
215,000	4.25%, 12/15/2027	202,614
1,805,000	4.63%, 12/15/2029	1,676,899
60,000	CommonSpirit Health 3.35%, 10/01/2029	53,219
	Humana, Inc.
100,000	1.35%, 02/03/2027	87,527
50,000	2.15%, 02/03/2032	39,303
1,410,000	3.70%, 03/23/2029	1,304,614
180,000	5.88%, 03/01/2033	187,200
	Kaiser Foundation Hospitals
1,000	2.81%, 06/01/2041	725
805,000	3.00%, 06/01/2051	557,095
87,000	Sutter Health 3.36%, 08/15/2050	60,799
	UnitedHealth Group, Inc.
1,043,000	2.75%, 05/15/2040	768,645
11,000	3.85%, 06/15/2028	10,592
802,000	4.00%, 05/15/2029	771,566
110,000	4.45%, 12/15/2048	98,865
175,000	4.95%, 05/15/2062	166,977
840,000	5.35%, 02/15/2033	869,585
110,000	5.88%, 02/15/2053	120,886
140,000	6.05%, 02/15/2063	156,520
		7,576,814
	Home Builders - 0.2%
	Taylor Morrison Communities, Inc.
470,000	5.13%, 08/01/2030(1)	438,745
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Home Builders - 0.2% - (continued)
$ 1,591,000	5.75%, 01/15/2028(1)	$ 1,550,813
65,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	64,692
		2,054,250
	Household Products - 0.0%
542,000	Kenvue, Inc. 5.05%, 03/22/2053(1)	543,925
	Insurance - 0.6%
335,000	Aon Corp./Aon Global Holdings PLC 5.35%, 02/28/2033	337,665
	Athene Global Funding
1,245,000	2.65%, 10/04/2031(1)	950,616
1,810,000	2.72%, 01/07/2029(1)	1,507,388
1,450,000	Corebridge Financial, Inc. 6.88%, 12/15/2052, (6.88% fixed rate until 09/15/2027; 5 yr. USD CMT + 3.85% thereafter)(7)	1,413,232
1,639,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	1,387,596
	Marsh & McLennan Cos., Inc.
25,000	4.38%, 03/15/2029	24,397
460,000	4.75%, 03/15/2039	432,781
470,000	Metropolitan Life Global Funding I 5.15%, 03/28/2033(1)	466,103
500,000	Unum Group 4.50%, 12/15/2049	384,964
		6,904,742
	Internet - 0.6%
	Gen Digital, Inc.
2,055,000	5.00%, 04/15/2025(1)	2,012,051
945,000	6.75%, 09/30/2027(1)	944,485
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.
1,075,000	3.50%, 03/01/2029(1)	921,812
2,383,000	5.25%, 12/01/2027(1)	2,275,755
545,000	Meta Platforms, Inc. 4.80%, 05/15/2030	546,453
		6,700,556
	Iron/Steel - 0.2%
1,099,000	ArcelorMittal SA 6.80%, 11/29/2032	1,134,585
	Vale Overseas Ltd.
30,000	3.75%, 07/08/2030	26,709
900,000	6.13%, 06/12/2033	904,328
		2,065,622
	IT Services - 0.2%
2,505,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	2,274,540
	Machinery-Diversified - 0.1%
823,000	Otis Worldwide Corp. 2.57%, 02/15/2030	708,752
	Media - 1.3%
	Charter Communications Operating LLC/Charter Communications Operating Capital
10,000	3.50%, 06/01/2041	6,734
529,000	3.50%, 03/01/2042	351,513
1,234,000	5.05%, 03/30/2029	1,179,784
997,000	5.13%, 07/01/2049	780,275
930,000	5.38%, 05/01/2047	758,044
802,000	5.75%, 04/01/2048	686,690
1,204,000	6.48%, 10/23/2045	1,121,949
	Comcast Corp.
100,000	2.65%, 08/15/2062	59,397
27,000	2.89%, 11/01/2051	17,909
611,000	3.20%, 07/15/2036	502,355

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Media - 1.3% - (continued)
$ 498,000	3.75%, 04/01/2040	$ 415,932
	Cox Communications, Inc.
585,000	2.60%, 06/15/2031(1)	476,784
67,000	3.15%, 08/15/2024(1)	65,035
	Discovery Communications LLC
459,000	3.63%, 05/15/2030	403,775
75,600	3.95%, 03/20/2028	70,522
65,000	4.00%, 09/15/2055	42,994
529,000	5.20%, 09/20/2047	434,354
918,000	5.30%, 05/15/2049	761,004
1,173,000	6.35%, 06/01/2040	1,142,893
	Paramount Global
23,000	4.00%, 01/15/2026	22,074
55,000	4.20%, 06/01/2029	48,944
885,000	4.20%, 05/19/2032(9)	735,835
226,000	4.38%, 03/15/2043	156,303
79,000	4.90%, 08/15/2044	57,082
1,664,000	4.95%, 01/15/2031(9)	1,489,043
595,000	5.25%, 04/01/2044	443,821
	Sirius XM Radio, Inc.
1,550,000	3.13%, 09/01/2026(1)	1,400,363
1,255,000	4.00%, 07/15/2028(1)	1,091,955
441,000	4.13%, 07/01/2030(1)	361,790
		15,085,153
	Mining - 0.2%
1,680,000	Anglo American Capital PLC 2.63%, 09/10/2030(1)	1,389,720
625,000	Glencore Funding LLC 5.70%, 05/08/2033(1)	619,224
		2,008,944
	Office/Business Equipment - 0.2%
	CDW LLC/CDW Finance Corp.
225,000	2.67%, 12/01/2026	203,427
2,809,000	3.25%, 02/15/2029	2,449,982
195,000	3.57%, 12/01/2031	164,965
19,000	4.25%, 04/01/2028	17,557
		2,835,931
	Oil & Gas - 1.8%
	Aker BP ASA
200,000	2.00%, 07/15/2026(1)	179,435
420,000	3.10%, 07/15/2031(1)	348,033
985,000	5.60%, 06/13/2028(1)	982,770
805,000	6.00%, 06/13/2033(1)	808,509
	BP Capital Markets America, Inc.
615,000	2.94%, 06/04/2051	416,554
31,000	3.00%, 02/24/2050	21,354
100,000	3.06%, 06/17/2041	74,968
1,039,000	4.81%, 02/13/2033	1,021,021
785,000	4.89%, 09/11/2033	776,191
206,000	ConocoPhillips Co. 4.03%, 03/15/2062	165,659
	Continental Resources, Inc.
240,000	2.88%, 04/01/2032(1)	186,148
25,000	4.38%, 01/15/2028	23,656
391,000	5.75%, 01/15/2031(1)	377,440
	Diamondback Energy, Inc.
765,000	6.25%, 03/15/2033	797,237
380,000	6.25%, 03/15/2053	388,512
	Ecopetrol SA
1,955,000	4.63%, 11/02/2031	1,555,332
2,415,000	8.63%, 01/19/2029	2,484,431
	Energian Israel Finance Ltd.
495,000	4.50%, 03/30/2024(8)	488,986
709,000	5.88%, 03/30/2031(8)	619,496
600,000	8.50%, 09/30/2033(8)	600,000
475,000	EQT Corp. 3.63%, 05/15/2031(1)	411,654
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Oil & Gas - 1.8% - (continued)
	Equinor ASA
$ 275,000	3.25%, 11/18/2049	$ 202,338
400,000	3.70%, 04/06/2050	320,114
5,000	5.10%, 08/17/2040	4,999
719,000	Hess Corp. 7.30%, 08/15/2031	791,555
1,225,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(8)	1,182,125
610,000	Marathon Oil Corp. 6.60%, 10/01/2037	627,878
325,000	Occidental Petroleum Corp. 6.45%, 09/15/2036	341,201
	Ovintiv, Inc.
765,000	6.25%, 07/15/2033	771,958
255,000	6.50%, 08/15/2034	261,073
570,000	6.63%, 08/15/2037	577,212
	Shell International Finance BV
8,000	2.88%, 11/26/2041	5,917
822,000	3.00%, 11/26/2051	572,204
224,000	3.25%, 04/06/2050	163,687
22,000	3.88%, 11/13/2028	21,292
1,170,000	Var Energi ASA 7.50%, 01/15/2028(1)	1,208,600
2,025,000	Viper Energy Partners LP 5.38%, 11/01/2027(1)	1,944,000
		21,723,539
	Packaging & Containers - 0.4%
	Ball Corp.
738,000	4.00%, 11/15/2023	731,465
3,700,000	6.00%, 06/15/2029	3,700,000
		4,431,465
	Pharmaceuticals - 0.2%
	Cigna Group
25,000	1.25%, 03/15/2026	22,562
565,000	5.40%, 03/15/2033	572,986
	CVS Health Corp.
630,000	4.13%, 04/01/2040	528,292
770,000	5.13%, 02/21/2030	765,201
275,000	5.25%, 01/30/2031	274,720
		2,163,761
	Pipelines - 1.0%
350,000	Cheniere Energy Partners LP 5.95%, 06/30/2033(1)	354,714
445,000	Enbridge, Inc. 5.70%, 03/08/2033	451,014
	Energy Transfer LP
75,100	4.25%, 04/01/2024	74,327
515,000	5.15%, 02/01/2043	441,553
25,000	5.15%, 03/15/2045	21,554
115,000	5.25%, 04/15/2029	113,882
540,000	5.55%, 02/15/2028	542,135
9,000	6.10%, 02/15/2042	8,591
	EQM Midstream Partners LP
60,000	5.50%, 07/15/2028	57,731
55,000	6.50%, 07/01/2027(1)	54,882
542,364	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	437,439
	Greensaif Pipelines Bidco Sarl
695,000	6.13%, 02/23/2038(1)	714,325
830,000	6.51%, 02/23/2042(1)	858,018
	MPLX LP
25,000	1.75%, 03/01/2026	22,804
280,000	2.65%, 08/15/2030	235,092
5,000	4.90%, 04/15/2058	4,076
420,000	4.95%, 03/14/2052	355,219
	ONEOK, Inc.
475,000	3.40%, 09/01/2029	417,911
200,000	4.35%, 03/15/2029	186,632
595,000	5.20%, 07/15/2048	511,425
60,000	6.00%, 06/15/2035	59,872

The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Pipelines - 1.0% - (continued)
$ 395,000	6.10%, 11/15/2032	$ 402,787
	Plains All American Pipeline LP/PAA Finance Corp.
844,000	3.80%, 09/15/2030	755,498
304,000	4.90%, 02/15/2045	246,918
385,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	365,258
	Targa Resources Corp.
143,000	4.20%, 02/01/2033	127,635
330,000	6.13%, 03/15/2033	338,342
600,000	6.25%, 07/01/2052	590,885
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
270,000	4.00%, 01/15/2032	236,725
50,000	4.88%, 02/01/2031	46,506
495,000	TransCanada PipeLines Ltd. 2.50%, 10/12/2031	399,085
	Transcontinental Gas Pipe Line Co. LLC
205,000	3.25%, 05/15/2030	182,192
35,000	4.00%, 03/15/2028	33,048
	Western Midstream Operating LP
185,000	4.50%, 03/01/2028	175,995
200,000	4.75%, 08/15/2028	191,488
565,000	6.15%, 04/01/2033	572,989
	Williams Cos., Inc.
104,000	3.90%, 01/15/2025	101,542
85,000	4.00%, 09/15/2025	82,258
60,000	4.50%, 11/15/2023	59,746
965,000	4.65%, 08/15/2032	919,567
490,000	5.65%, 03/15/2033	497,476
		12,249,136
	Real Estate Investment Trusts - 0.8%
	American Tower Corp.
370,000	1.45%, 09/15/2026	327,946
100,000	2.40%, 03/15/2025	94,767
140,000	2.70%, 04/15/2031	115,541
375,000	3.65%, 03/15/2027	352,219
655,000	3.80%, 08/15/2029	599,438
1,315,000	American Tower Trust I 5.49%, 03/15/2028(1)	1,315,553
	Crown Castle, Inc.
795,000	2.90%, 03/15/2027	729,595
245,000	3.80%, 02/15/2028	228,813
5,000	4.75%, 05/15/2047	4,208
1,635,000	4.80%, 09/01/2028	1,592,345
95,000	5.00%, 01/11/2028	93,615
	EPR Properties
25,000	3.60%, 11/15/2031	19,566
605,000	4.95%, 04/15/2028	543,388
	GLP Capital LP/GLP Financing II, Inc.
6,000	4.00%, 01/15/2030	5,240
1,040,000	4.00%, 01/15/2031	899,633
260,000	5.30%, 01/15/2029	248,027
433,000	5.75%, 06/01/2028	423,787
675,000	SBA Tower Trust 2.84%, 01/15/2050(1)	642,941
	VICI Properties LP
1,293,000	4.95%, 02/15/2030	1,223,219
516,000	5.13%, 05/15/2032	485,720
		9,945,561
	Retail - 0.7%
	AutoZone, Inc.
70,000	3.13%, 04/21/2026	66,275
405,000	4.75%, 08/01/2032	390,560
160,000	4.75%, 02/01/2033	153,078
	FirstCash, Inc.
2,699,000	4.63%, 09/01/2028(1)	2,408,763
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Retail - 0.7% - (continued)
$ 1,010,000	5.63%, 01/01/2030(1)	$ 932,217
	Gap, Inc.
2,024,000	3.63%, 10/01/2029(1)	1,509,094
1,726,000	3.88%, 10/01/2031(1)	1,237,193
	O'Reilly Automotive, Inc.
22,000	4.35%, 06/01/2028	21,424
1,095,000	4.70%, 06/15/2032	1,051,621
		7,770,225
	Semiconductors - 0.4%
	Broadcom, Inc.
830,000	3.14%, 11/15/2035(1)	635,396
110,000	3.63%, 10/15/2024	107,156
1,495,000	4.00%, 04/15/2029(1)	1,384,311
	Intel Corp.
644,000	3.05%, 08/12/2051	428,646
200,000	4.90%, 08/05/2052	185,608
220,000	5.70%, 02/10/2053	223,723
400,000	5.90%, 02/10/2063	412,750
	Marvell Technology, Inc.
1,098,000	2.45%, 04/15/2028	960,891
215,000	2.95%, 04/15/2031	180,838
40,000	4.88%, 06/22/2028	38,787
80,000	NXP BV/NXP Funding LLC 5.55%, 12/01/2028	80,834
101,000	NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30%, 06/18/2029	95,292
735,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	607,709
		5,341,941
	Software - 1.3%
3,315,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	3,033,225
752,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	690,143
	MSCI, Inc.
1,359,000	3.63%, 11/01/2031(1)	1,167,144
341,000	3.88%, 02/15/2031(1)	302,600
395,000	4.00%, 11/15/2029(1)	359,694
	Open Text Corp.
2,395,000	3.88%, 12/01/2029(1)	2,026,080
1,375,000	6.90%, 12/01/2027(1)	1,405,161
680,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	563,705
	Oracle Corp.
200,000	2.88%, 03/25/2031	170,031
220,000	2.95%, 04/01/2030	191,450
201,000	3.60%, 04/01/2040	154,447
796,000	3.60%, 04/01/2050	563,801
6,000	3.80%, 11/15/2037	4,868
1,294,000	3.85%, 04/01/2060	900,844
95,000	4.00%, 07/15/2046	72,928
295,000	4.00%, 11/15/2047	225,896
35,000	4.13%, 05/15/2045	27,509
888,000	6.15%, 11/09/2029	930,528
2,276,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,189,437
		14,979,491
	Telecommunications - 0.6%
	AT&T, Inc.
455,000	2.55%, 12/01/2033	351,283
116,000	3.55%, 09/15/2055	78,082
1,777,000	3.80%, 12/01/2057	1,234,881
1,065,000	5.40%, 02/15/2034	1,048,305
	Rogers Communications, Inc.
100,000	2.90%, 11/15/2026	91,999
35,000	3.80%, 03/15/2032	30,398
56,000	4.30%, 02/15/2048	42,886

The accompanying notes are an integral part of these financial statements.
86

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 26.8% - (continued)
	Telecommunications - 0.6% - (continued)
$ 679,000	4.55%, 03/15/2052	$ 536,896
	T-Mobile USA, Inc.
552,000	2.05%, 02/15/2028	481,143
25,000	3.50%, 04/15/2025	24,154
100,000	3.75%, 04/15/2027	94,839
452,000	3.88%, 04/15/2030	415,287
675,000	5.05%, 07/15/2033	659,957
85,000	5.80%, 09/15/2062	85,276
	Verizon Communications, Inc.
12,000	1.75%, 01/20/2031	9,399
934,000	2.36%, 03/15/2032	745,056
1,080,000	2.55%, 03/21/2031	895,263
794,000	2.65%, 11/20/2040	542,479
35,000	2.88%, 11/20/2050	22,199
75,000	4.50%, 08/10/2033	69,968
25,000	Vodafone Group PLC 6.15%, 02/27/2037	26,012
		7,485,762
	Trucking & Leasing - 0.4%
1,615,000	DAE Funding LLC 1.55%, 08/01/2024(1)	1,539,639
	Penske Truck Leasing Co. LP/PTL Finance Corp.
885,000	2.70%, 11/01/2024(1)	848,123
1,555,000	4.00%, 07/15/2025(1)	1,493,966
600,000	4.40%, 07/01/2027(1)	568,616
280,000	6.05%, 08/01/2028(1)	280,652
		4,730,996
	Total Corporate Bonds (cost $337,636,110)	$ 319,246,879
FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
	Angola - 0.1%
	Angolan Government International Bonds
580,000	8.00%, 11/26/2029(8)	$ 512,575
290,000	8.75%, 04/14/2032(1)	254,086
		766,661
	Benin - 0.1%
	Benin Government International Bonds
EUR 1,130,000	4.95%, 01/22/2035(1)	908,024
560,000	4.95%, 01/22/2035(8)	449,994
		1,358,018
	Bermuda - 0.2%
	Bermuda Government International Bonds
$ 455,000	2.38%, 08/20/2030(1)	380,002
1,305,000	5.00%, 07/15/2032(1)	1,279,553
		1,659,555
	Brazil - 0.4%
BRL 25,006,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	5,076,560
	Chile - 0.0%
EUR 790,000	Chile Government International Bonds 1.25%, 01/22/2051	452,928
	Colombia - 0.2%
	Colombia Government International Bonds
$ 1,175,000	5.00%, 06/15/2045	844,770
685,000	5.20%, 05/15/2049	497,358
1,410,000	5.63%, 02/26/2044	1,098,691
		2,440,819
	Costa Rica - 0.1%
950,000	Costa Rica Government International Bonds 6.55%, 04/03/2034(1)	962,350
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
	Ghana - 0.0%
$ 204,000	Ghana Government International Bonds 6.38%, 02/11/2027(1)(10)	$ 92,114
	Hungary - 0.2%
EUR 2,980,000	Hungary Government International Bonds 1.63%, 04/28/2032(8)	2,536,569
	Indonesia - 0.2%
	Indonesia Government International Bonds
2,600,000	1.10%, 03/12/2033	2,115,517
100,000	2.15%, 07/18/2024(8)	107,914
		2,223,431
	Ivory Coast - 0.1%
1,290,000	Ivory Coast Government International Bonds 4.88%, 01/30/2032(8)	1,151,201
	Mexico - 0.0%
$ 200,000	Mexico Government International Bonds 6.34%, 05/04/2053	203,838
	North Macedonia - 0.2%
	North Macedonia Government International Bonds
EUR 770,000	2.75%, 01/18/2025(8)	815,603
985,000	3.68%, 06/03/2026(1)	1,021,607
835,000	3.68%, 06/03/2026(8)	866,033
		2,703,243
	Philippines - 0.2%
	Philippines Government International Bonds
1,400,000	1.20%, 04/28/2033	1,177,065
900,000	1.75%, 04/28/2041	653,704
		1,830,769
	Poland - 0.0%
$ 405,000	Bank Gospodarstwa Krajowego 5.38%, 05/22/2033(1)	403,761
	Romania - 0.4%
	Romanian Government International Bonds
EUR 1,265,000	2.63%, 12/02/2040(1)	889,841
2,975,000	2.75%, 04/14/2041(8)	2,099,978
750,000	3.38%, 02/08/2038(8)	613,602
1,589,000	4.63%, 04/03/2049(8)	1,431,836
		5,035,257
	Saudi Arabia - 0.1%
	Saudi Government International Bonds
580,000	2.00%, 07/09/2039(8)	462,663
$ 615,000	5.00%, 01/18/2053(1)	565,235
		1,027,898
	Total Foreign Government Obligations (cost $37,371,107)	$ 29,924,972
MUNICIPAL BONDS - 1.1%
	Development - 0.1%
1,705,000	New York Transportation Dev Corp., NY, Rev 4.25%, 09/01/2035	$ 1,649,440
	General - 0.4%
250,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.91%, 12/01/2040	216,875
1,630,000	County of Riverside, CA, Rev 3.07%, 02/15/2028	1,507,770

The accompanying notes are an integral part of these financial statements.
87

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
	General - 0.4% - (continued)
$ 1,530,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	$ 1,610,937
1,430,000	State Board of Administration Finance Corp., FL, Rev 1.26%, 07/01/2025	1,324,166
		4,659,748
	General Obligation - 0.1%
	State of California, CA, GO
335,000	7.30%, 10/01/2039	399,728
10,000	7.55%, 04/01/2039	12,436
125,000	State of Illinois, IL, GO, (AGM-CR Insured) 6.88%, 07/01/2025	126,371
		538,535
	School District - 0.2%
	Chicago Board of Education, IL, GO
270,000	6.04%, 12/01/2029	265,878
220,000	6.14%, 12/01/2039	206,548
1,335,000	6.32%, 11/01/2029	1,327,018
		1,799,444
	Transportation - 0.2%
	Metropolitan Transportation Auth, NY, Rev
600,000	5.00%, 11/15/2050	621,239
1,840,000	5.18%, 11/15/2049	1,685,468
		2,306,707
	Utilities - 0.1%
1,355,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	1,358,664
	Utility - Electric - 0.0%
363,000	Municipal Electric Auth of Georgia, GA, Rev 6.64%, 04/01/2057	404,780
	Total Municipal Bonds (cost $13,658,816)	$ 12,717,318
U.S. GOVERNMENT AGENCIES - 44.3%
	Mortgage-Backed Agencies - 44.3%
	Federal Home Loan Mortgage Corp. - 6.6%
3,105,909	0.48%, 01/25/2034(3)(4)	$ 107,877
1,551,122	0.63%, 10/25/2026(3)(4)	24,662
6,565,218	0.72%, 12/25/2030(3)(4)	271,255
3,280,155	0.75%, 06/25/2027(3)(4)	77,138
1,471,076	0.88%, 11/25/2030(3)(4)	71,938
648,735	1.00%, 10/25/2040	512,861
1,222,743	1.00%, 02/25/2051	1,008,060
2,582,548	1.02%, 10/25/2030(3)(4)	144,015
3,425,572	1.12%, 01/25/2030(3)(4)	193,147
4,261,712	1.12%, 06/25/2030(3)(4)	258,533
3,314,325	1.43%, 05/25/2030(3)(4)	253,392
5,261,106	1.50%, 05/15/2037(4)	308,039
2,071,992	1.57%, 05/25/2030(3)(4)	171,539
251,105	1.75%, 10/15/2042	212,978
1,007,040	2.00%, 05/01/2036	893,001
413,567	2.00%, 06/01/2036	366,763
188,074	2.00%, 12/01/2040	160,531
1,102,655	2.00%, 05/01/2041	936,048
1,239,655	2.00%, 12/01/2041	1,046,689
727,359	2.00%, 10/01/2050	591,580
880,690	2.00%, 02/01/2051	722,355
4,493,117	2.00%, 03/01/2051	3,656,624
1,504,228	2.00%, 04/01/2051	1,222,027
835,943	2.00%, 05/01/2051	686,849
356,118	2.00%, 08/01/2051	289,141
362,183	2.00%, 11/01/2051	295,018
1,310,668	2.00%, 01/01/2052	1,063,000
1,409,137	2.00%, 04/01/2052	1,153,612
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Federal Home Loan Mortgage Corp. - 6.6% - (continued)
$ 2,317,011	2.00%, 06/15/2052(4)	$ 288,487
2,973,986	2.50%, 04/25/2036(4)	297,192
286,000	2.50%, 10/25/2041	223,565
523,324	2.50%, 05/01/2050	447,655
652,315	2.50%, 06/01/2050	553,036
1,627,135	2.50%, 06/25/2050(4)	233,499
2,592,487	2.50%, 07/01/2050	2,202,426
1,047,038	2.50%, 08/01/2050	889,818
1,523,126	2.50%, 09/01/2050	1,288,538
1,122,953	2.50%, 11/01/2050	952,728
343,698	2.50%, 02/01/2051	293,743
857,204	2.50%, 03/01/2051	726,763
387,010	2.50%, 05/01/2051	327,890
255,104	2.50%, 07/01/2051	216,283
358,062	2.50%, 08/01/2051	303,480
603,043	2.50%, 10/01/2051	510,982
1,654,429	2.50%, 03/15/2052(4)	235,097
1,088,299	2.50%, 03/25/2052	954,141
441,509	2.50%, 04/01/2052	372,667
1,285,782	3.00%, 10/01/2032	1,207,486
4,008	3.00%, 05/15/2041	3,707
93,239	3.00%, 07/01/2047	83,042
290,875	3.00%, 12/15/2047	223,366
135,843	3.00%, 01/01/2048	120,736
1,178,173	3.00%, 07/01/2050	1,041,146
766,470	3.00%, 08/01/2050	672,947
1,628,272	3.00%, 09/25/2051(4)	264,300
1,162,598	3.00%, 10/01/2051	1,026,026
442,328	3.00%, 01/01/2052	391,286
578,791	3.00%, 05/01/2052	510,453
1,307,179	3.50%, 01/15/2033(4)	134,533
518,305	3.50%, 05/15/2034(4)	39,896
690,543	3.50%, 10/15/2042	628,962
245,828	3.50%, 10/15/2045	220,609
708,485	3.50%, 12/01/2046	651,891
636,869	3.50%, 12/15/2046	580,101
454,128	3.50%, 01/01/2047	423,223
249,551	3.50%, 03/15/2047	225,294
127,992	3.50%, 06/01/2047	117,768
155,397	3.50%, 12/01/2047	142,630
166,555	3.50%, 01/01/2048	153,053
238,556	3.50%, 12/01/2048	218,954
343,032	4.00%, 05/01/2038	329,123
439,556	4.00%, 05/25/2040(4)	66,024
735,330	4.00%, 09/15/2041	692,524
9,852	4.00%, 01/01/2042	9,423
162,409	4.00%, 03/01/2042	155,512
4,642	4.00%, 04/01/2042	4,441
6,520	4.00%, 06/01/2042	6,263
204,297	4.00%, 11/01/2047	194,506
410,671	4.00%, 12/01/2047	397,345
1,405,299	4.00%, 04/01/2049	1,332,424
693,659	4.00%, 07/01/2049	657,416
96,461	5.00%, 09/01/2035	96,585
321,629	5.00%, 09/15/2036(4)	54,334
1,082,288	5.00%, 03/15/2045(4)	225,289
148,831	5.00%, 02/15/2048(4)	30,160
46,365	5.00%, 09/01/2048	46,082
29,620	5.00%, 02/01/2049	29,413
14,690,322	5.00%, 09/01/2052	14,360,547
816,013	5.00%, 10/01/2052	797,599
104,107	5.00%, 11/01/2052	101,738
2,559,627	5.00%, 12/01/2052	2,501,046
32,009	5.00%, 01/01/2053	31,274
659,037	5.00%, 02/01/2053	643,762
2,905,808	5.00%, 04/01/2053	2,840,101

The accompanying notes are an integral part of these financial statements.
88

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Federal Home Loan Mortgage Corp. - 6.6% - (continued)
$ 9,544	5.50%, 02/01/2029	$ 9,585
14,320	5.50%, 12/01/2038	14,244
442,576	5.50%, 05/15/2040(4)	87,137
416,362	5.50%, 06/15/2046(4)	80,876
374,766	5.50%, 10/15/2046(4)	71,698
321,031	5.50%, 02/01/2049	323,980
36,156	5.50%, 03/01/2049	36,489
1,241,797	5.50%, 02/01/2053	1,237,616
842,292	6.00%, 12/01/2052	857,462
392,449	6.00%, 03/01/2053	399,532
892,000	7.97%, 04/25/2042, 30 day USD SOFR Average + 2.90%(1)(2)	907,489
805,000	8.32%, 04/25/2043, 30 day USD SOFR Average + 3.25%(1)(2)	823,904
1,310,000	8.42%, 05/25/2042, 30 day USD SOFR Average + 3.35%(1)(2)	1,347,342
2,815,000	8.42%, 06/25/2043, 30 day USD SOFR Average + 3.35%(1)(2)	2,887,134
305,000	8.57%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(2)	314,086
2,460,000	8.57%, 05/25/2043, 30 day USD SOFR Average + 3.50%(1)(2)	2,536,062
380,000	8.62%, 08/25/2042, 30 day USD SOFR Average + 3.55%(1)(2)	391,282
1,105,000	8.77%, 09/25/2042, 30 day USD SOFR Average + 3.70%(1)(2)	1,153,661
970,000	9.07%, 07/25/2042, 30 day USD SOFR Average + 4.00%(1)(2)	1,017,288
1,593,000	9.57%, 06/25/2042, 30 day USD SOFR Average + 4.50%(1)(2)	1,700,528
		78,898,397
	Federal National Mortgage Association - 14.3%
139,419	0.00%, 06/25/2041(11)(12)	103,152
2,392,116	0.31%, 01/25/2030(3)(4)	25,687
6,128,401	1.16%, 06/25/2034(3)(4)	430,637
4,068,092	1.41%, 05/25/2029(3)(4)	206,100
3,633,355	1.50%, 11/25/2035(4)	202,491
219,848	1.50%, 07/01/2051	169,140
3,849,076	1.50%, 09/01/2051	2,961,195
775,424	2.00%, 03/01/2036	690,117
1,015,821	2.00%, 05/01/2036	900,725
1,390,821	2.00%, 06/01/2036	1,237,272
1,152,552	2.00%, 08/01/2036	1,022,076
744,840	2.00%, 09/01/2036	660,435
468,078	2.00%, 12/01/2036	415,099
660,636	2.00%, 09/01/2040	565,036
2,390,385	2.00%, 12/01/2040	1,988,130
642,894	2.00%, 04/01/2041	545,033
227,041	2.00%, 05/01/2041	192,739
2,546	2.00%, 09/25/2041	2,287
897,368	2.00%, 10/01/2041	758,430
4,475	2.00%, 12/25/2041	3,978
577,149	2.00%, 02/01/2042	491,477
322,390	2.00%, 03/25/2044	289,978
333,963	2.00%, 05/25/2044	296,526
508,594	2.00%, 08/25/2050	333,874
2,296,189	2.00%, 10/01/2050	1,873,780
1,809,340	2.00%, 12/01/2050	1,471,998
3,937,915	2.00%, 02/01/2051	3,198,775
6,214,323	2.00%, 03/01/2051	5,041,049
8,039,354	2.00%, 04/01/2051	6,533,099
1,192,746	2.00%, 05/01/2051	968,100
275,698	2.00%, 07/01/2051	223,877
1,512,191	2.00%, 09/01/2051	1,230,950
2,213,771	2.00%, 03/25/2052(4)	280,052
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Federal National Mortgage Association - 14.3% - (continued)
$ 9,229,264	2.00%, 04/01/2052	$ 7,481,579
412,619	2.25%, 04/01/2033	337,206
958,921	2.50%, 06/25/2045	760,061
8,254	2.50%, 03/25/2046	7,422
639,791	2.50%, 06/01/2050	542,937
556,932	2.50%, 07/01/2050	473,138
995,998	2.50%, 09/01/2050	847,021
1,639,005	2.50%, 10/01/2050	1,401,829
1,764,136	2.50%, 12/01/2050	1,497,050
394,626	2.50%, 01/01/2051	336,935
2,699,992	2.50%, 02/01/2051	2,286,576
1,661,202	2.50%, 02/25/2051(4)	286,115
8,762,227	2.50%, 05/01/2051	7,422,449
1,526,133	2.50%, 06/01/2051	1,290,804
831,733	2.50%, 07/01/2051	705,753
386,063	2.50%, 08/01/2051	331,872
554,378	2.50%, 09/01/2051	470,054
1,145,956	2.50%, 10/01/2051	966,971
7,921,012	2.50%, 11/01/2051	6,770,178
2,432,005	2.50%, 12/01/2051	2,065,438
957,792	2.50%, 01/01/2052	816,491
1,346,086	2.50%, 03/01/2052	1,140,815
527,950	2.50%, 04/01/2052	447,555
1,349,946	2.50%, 09/25/2052(4)	210,673
1,250,855	2.50%, 01/01/2057	1,054,242
692,669	3.00%, 04/25/2033(4)	45,470
195,242	3.00%, 08/01/2033	183,357
1,281,687	3.00%, 06/01/2038	1,191,670
484,107	3.00%, 11/25/2042	431,599
5,171	3.00%, 02/25/2043	4,861
917,623	3.00%, 03/25/2043	800,299
1,151,723	3.00%, 05/25/2043	1,015,110
1,190,572	3.00%, 11/25/2044	1,041,360
991,943	3.00%, 01/25/2045	846,575
74,152	3.00%, 01/25/2046	67,187
994,504	3.00%, 02/25/2047	890,810
349,706	3.00%, 08/25/2049	312,672
412,481	3.00%, 02/01/2050	366,134
1,723,052	3.00%, 07/01/2050	1,529,321
1,626,419	3.00%, 08/01/2050	1,435,245
652,579	3.00%, 10/01/2050	574,353
2,645,602	3.00%, 12/01/2050	2,337,142
852,900	3.00%, 05/01/2051	759,105
1,444,996	3.00%, 07/01/2051	1,267,961
390,843	3.00%, 08/01/2051	344,236
1,450,270	3.00%, 09/01/2051	1,277,794
2,092,878	3.00%, 10/01/2051	1,842,942
2,157,253	3.00%, 11/01/2051	1,894,395
1,226,138	3.00%, 12/01/2051	1,078,515
556,376	3.00%, 01/01/2052	488,759
1,842,568	3.00%, 01/25/2052(4)	282,775
703,224	3.00%, 04/01/2052	621,468
848,877	3.00%, 05/01/2052	748,695
1,535,537	3.50%, 07/25/2033(4)	125,744
572,762	3.50%, 08/25/2033(4)	61,747
374,378	3.50%, 04/25/2034(4)	19,900
1,004,199	3.50%, 05/01/2037	945,199
693,880	3.50%, 11/25/2039(4)	63,615
493,065	3.50%, 10/01/2041	459,187
4,005	3.50%, 05/25/2042	3,780
1,157,531	3.50%, 11/25/2042	1,050,747
88,497	3.50%, 07/25/2044	85,655
235,033	3.50%, 12/01/2045	217,406
206,760	3.50%, 01/01/2046	191,284
159,760	3.50%, 03/01/2046	147,900
787,969	3.50%, 12/01/2046	733,770

The accompanying notes are an integral part of these financial statements.
89

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Federal National Mortgage Association - 14.3% - (continued)
$ 262,150	3.50%, 05/01/2047	$ 242,496
440,512	3.50%, 09/01/2047	404,343
225,273	3.50%, 01/01/2048	206,774
303,802	3.50%, 02/01/2048	279,348
87,685	3.50%, 06/01/2048	80,484
410,585	3.50%, 07/01/2048	379,801
88,454	3.50%, 11/01/2048	81,191
265,457	3.50%, 03/25/2049	247,255
645,700	3.50%, 04/25/2049	603,644
688,341	3.50%, 06/01/2049	637,585
965,560	3.50%, 11/01/2051	876,527
1,349,844	3.50%, 04/01/2052	1,226,543
727,030	3.50%, 05/01/2056	662,517
627,448	3.50%, 11/25/2057	584,269
1,103,648	3.50%, 05/01/2058	1,000,238
1,009,944	3.50%, 12/25/2058	914,236
760,000	3.52%, 11/01/2032	693,869
677,077	4.00%, 08/01/2038	655,290
2,456	4.00%, 11/01/2040	2,349
32,179	4.00%, 02/01/2041	30,761
396,693	4.00%, 06/01/2041	375,268
4,854	4.00%, 09/01/2041	4,642
7,864	4.00%, 10/01/2041	7,524
173,110	4.00%, 01/01/2042	165,565
210,791	4.00%, 02/01/2042	201,607
63,564	4.00%, 05/01/2042	60,793
2,464	4.00%, 09/01/2042	2,379
931,023	4.00%, 01/01/2043	890,731
18,678	4.00%, 10/01/2043	17,864
286,329	4.00%, 09/01/2047	272,248
515,774	4.00%, 10/01/2047	489,188
265,282	4.00%, 11/01/2047	252,050
1,692,230	4.00%, 06/01/2048	1,606,013
2,047,274	4.00%, 10/01/2048	1,941,530
526,611	4.00%, 01/01/2049	499,406
1,811,778	4.00%, 04/01/2049	1,712,394
603,530	4.00%, 09/01/2049	572,858
1,287,162	4.00%, 04/01/2050	1,220,663
535,652	4.00%, 08/01/2051	506,387
848,691	4.00%, 06/01/2052	794,652
654,351	4.03%, 06/01/2028	632,079
850,000	4.19%, 04/01/2028	824,250
400,000	4.21%, 03/01/2033	385,738
309,655	4.37%, 05/01/2028	303,597
580,000	4.41%, 04/01/2030	567,981
785,694	4.46%, 05/01/2028	773,356
430,000	4.50%, 04/01/2033	424,491
665,353	4.50%, 12/01/2037	656,581
436,181	4.50%, 04/01/2048	425,960
193,871	4.50%, 04/01/2049	188,788
806,935	4.50%, 01/01/2051	786,651
1,469,449	4.50%, 03/01/2053	1,406,794
405,016	4.51%, 05/01/2033	399,548
215,000	4.75%, 04/01/2028	214,182
320,601	5.00%, 06/25/2048(4)	53,814
1,115,917	5.00%, 07/01/2052	1,090,872
15,630,264	5.00%, 09/01/2052	15,268,845
3,877,500	5.00%, 10/01/2052	3,789,965
115,074	5.00%, 11/01/2052	112,461
894,503	5.00%, 12/01/2052	873,867
944,667	5.00%, 03/01/2053	923,772
8,544,979	5.00%, 04/01/2053	8,349,116
211,072	5.00%, 05/01/2053	206,180
344,237	5.50%, 04/25/2044(4)	58,661
833,737	5.50%, 10/01/2052	830,930
1,511,860	5.50%, 11/01/2052	1,506,469
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Federal National Mortgage Association - 14.3% - (continued)
$ 2,495,883	5.50%, 12/01/2052	$ 2,487,480
1,490,377	5.50%, 06/01/2053	1,481,127
891,139	6.00%, 05/01/2053	908,285
		170,385,324
	Government National Mortgage Association - 7.8%
150,302	2.00%, 06/16/2042	135,242
1,365,360	2.00%, 10/20/2050	1,149,396
5,365,000	2.00%, 08/21/2053(13)	4,490,673
54,858	2.50%, 05/20/2040	52,154
1,002,376	2.50%, 09/20/2051	865,355
3,333,329	2.50%, 10/20/2051	2,876,773
14,010,000	2.50%, 08/21/2053(13)	12,084,172
1,248,203	3.00%, 01/16/2044	1,109,093
629,119	3.00%, 11/20/2045	540,112
685,085	3.00%, 02/20/2047	621,011
573,648	3.00%, 05/20/2049	506,321
212,779	3.00%, 03/20/2050	191,218
487,221	3.00%, 11/20/2050	436,913
4,362,107	3.00%, 04/20/2051	3,906,760
2,476,328	3.00%, 08/20/2051	2,213,381
1,588,647	3.00%, 09/20/2051	1,420,037
494,594	3.00%, 10/20/2051	441,951
3,416,561	3.00%, 12/20/2051	3,048,553
859,814	3.00%, 02/20/2052	771,952
1,386,829	3.00%, 04/20/2052	1,234,804
2,365,000	3.00%, 08/21/2053(13)	2,106,236
250,301	3.50%, 11/20/2042	231,548
518,734	3.50%, 06/20/2046	484,300
113,337	3.50%, 07/20/2046	105,650
118,476	3.50%, 10/20/2046	110,440
521,979	3.50%, 02/20/2047	486,587
140,421	3.50%, 05/20/2047	131,303
143,469	3.50%, 07/20/2047	133,760
105,264	3.50%, 11/20/2047	97,997
129,276	3.50%, 03/20/2048	120,367
605,672	3.50%, 02/20/2049	562,838
642,395	3.50%, 06/20/2050	595,778
1,351,719	3.50%, 11/20/2052	1,214,861
1,888,354	3.50%, 01/20/2053	1,734,391
13,150,000	3.50%, 08/21/2053(13)	12,081,562
317,762	3.88%, 08/15/2042	303,664
1,007,981	4.00%, 09/16/2042(4)	200,490
356,939	4.00%, 09/20/2042(4)	46,575
220,804	4.00%, 12/20/2044(4)	40,754
491,760	4.00%, 08/20/2045	473,175
665,744	4.00%, 09/20/2047	639,190
18,632	4.00%, 04/20/2048	17,780
965,997	4.00%, 07/20/2048	921,815
4,730,000	4.00%, 08/21/2053(13)	4,457,471
968,295	4.50%, 02/20/2040	958,359
724,621	4.50%, 06/16/2043(4)	142,460
349,345	4.50%, 05/20/2045(4)	68,100
515,647	4.50%, 08/20/2045(4)	98,154
586,361	4.50%, 12/16/2046(4)	84,646
375,616	4.50%, 05/20/2048(4)	60,068
250,513	4.50%, 06/20/2048(4)	44,223
177,869	4.50%, 05/20/2052	171,101
6,270,000	4.50%, 08/21/2053(13)	6,032,426
296,718	5.00%, 12/20/2043(4)	58,713
1,542,222	5.00%, 07/16/2044(4)	278,563
280,915	5.00%, 11/16/2046(4)	45,547
272,112	5.00%, 06/16/2047(4)	47,012
354,895	5.00%, 11/16/2047(4)	62,696
943,148	5.00%, 11/20/2049	934,127
19,380,000	5.00%, 08/21/2053(13)	18,990,886
251,179	5.50%, 02/20/2044(4)	39,740

The accompanying notes are an integral part of these financial statements.
90

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 44.3% - (continued)
	Mortgage-Backed Agencies - 44.3% - (continued)
	Government National Mortgage Association - 7.8% - (continued)
$ 197,182	5.50%, 09/15/2045	$ 200,658
283,951	5.50%, 09/20/2045(4)	60,407
		93,772,289
	Uniform Mortgage-Backed Security - 15.6%
500,000	1.50%, 08/14/2053(13)	384,297
5,075,000	2.00%, 08/17/2038(13)	4,486,557
32,532,000	2.00%, 08/14/2053(13)	26,350,920
2,450,000	2.50%, 08/17/2038(13)	2,224,667
1,175,000	2.50%, 08/01/2053(13)	990,213
4,635,000	3.00%, 08/17/2038(13)	4,314,171
7,050,000	3.00%, 08/14/2053(13)	6,168,474
1,230,000	3.50%, 08/17/2038(13)	1,166,755
640,000	4.00%, 08/17/2038(13)	617,103
22,272,000	4.50%, 08/17/2038(13)	21,826,560
50,357,000	4.50%, 08/14/2053(13)	48,212,893
650,000	5.00%, 08/14/2053(13)	634,969
58,461,000	5.50%, 08/14/2053(13)	58,068,634
10,575,000	6.00%, 08/14/2053(13)	10,636,137
		186,082,350
	Total U.S. Government Agencies (cost $548,272,154)	$ 529,138,360
U.S. GOVERNMENT SECURITIES - 22.7%
	U.S. Treasury Securities - 22.7%
	U.S. Treasury Bonds - 11.0%
35,940,000	1.25%, 05/15/2050	$ 19,543,779
19,520,000	1.63%, 11/15/2050	11,730,300
5,795,000	2.50%, 02/15/2045	4,371,377
8,585,000	2.75%, 11/15/2042	6,905,895
3,145,000	2.88%, 08/15/2045	2,528,531
56,000	2.88%, 05/15/2052	44,992
2,525,000	3.00%, 11/15/2045	2,072,473
1,395,000	3.00%, 02/15/2048	1,141,720
13,730,000	3.00%, 08/15/2052	11,320,278
3,365,000	3.13%, 02/15/2043	2,866,954
2,645,000	3.13%, 08/15/2044	2,233,269
1,390,000	3.13%, 05/15/2048	1,164,071
25,825,000	3.38%, 08/15/2042	22,935,828
6,010,000	3.38%, 05/15/2044	5,286,217
30,225,000	3.38%, 11/15/2048	26,500,005
8,845,000	3.63%, 02/15/2044(14)	8,095,939
2,760,000	3.63%, 05/15/2053	2,572,837
		131,314,465
	U.S. Treasury Inflation-Protected Bonds - 0.9%
1,211,494	0.13%, 02/15/2052(15)	773,179
15,140,352	0.25%, 02/15/2050(15)	10,207,022
		10,980,201
	U.S. Treasury Inflation-Protected Notes - 2.0%
16,406,268	0.25%, 07/15/2029(15)	15,039,773
5,348,684	0.75%, 07/15/2028(15)	5,084,123
3,486,593	0.88%, 01/15/2029(15)	3,311,787
		23,435,683
	U.S. Treasury Notes - 8.8%
25,990,000	0.75%, 05/31/2026	23,384,909
16,965,000	1.38%, 11/15/2031(16)	13,870,876
17,865,000	2.75%, 08/15/2032	16,208,998
4,425,000	3.50%, 04/30/2028	4,289,139
16,995,000	3.50%, 02/15/2033	16,368,309
12,340,000	3.63%, 05/31/2028	12,037,284
5,070,000	3.75%, 04/15/2026	4,960,678
5,050,000	3.75%, 06/30/2030	4,948,211
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 22.7% - (continued)
	U.S. Treasury Securities - 22.7% - (continued)
	U.S. Treasury Notes - 8.8% - (continued)
$ 1,990,000	4.00%, 02/15/2026		$ 1,958,284
6,765,000	4.00%, 10/31/2029		6,711,356
			104,738,044
	Total U.S. Government Securities (cost $302,266,189)		$ 270,468,393
	Total Long-Term Investments (cost $1,505,178,673)		$ 1,406,304,238
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.6%
6,811,461	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2023 at 5.28%, due on 08/01/2023 with a maturity value of $6,812,460; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 01/15/2030, with a market value of $6,947,771		$ 6,811,461
	Securities Lending Collateral - 0.1%
229,558	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.22%(17)		229,558
765,195	HSBC U.S. Government Money Market Fund, Institutional Class, 5.23%(17)		765,195
229,558	Invesco Government & Agency Portfolio, Institutional Class, 5.25%(17)		229,558
229,559	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.25%(17)		229,559
			1,453,870
	Total Short-Term Investments (cost $8,265,331)		$ 8,265,331
	Total Investments Excluding Purchased Options (cost $1,513,444,004)	118.6%	$ 1,414,569,569
	Total Purchased Options (cost $145,350)	0.0%	$ 140,505
	Total Investments (cost $1,513,589,354)	118.6%	$ 1,414,710,074
	Other Assets and Liabilities	(18.6)%	(221,598,010)
	Total Net Assets	100.0%	$ 1,193,112,064
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
91

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $324,116,456, representing 27.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Investment valued using significant unobservable inputs.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2023, the aggregate value of these securities was $16,822,329, representing 1.4% of net assets.
(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(11)	Security disclosed is principal-only strips.
(12)	Security is a zero-coupon bond.
(13)	Represents or includes a TBA transaction.
(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2023, the market value of securities pledged was $5,949,531.
(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(16)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of July 31, 2023, the market value of securities pledged was $2,788,075.
(17)	Current yield as of period end.

OTC Swaptions Outstanding at July 31, 2023
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Call
1D USD SOFR Compound*	BCLY	3.11%	Pay	04/20/2026	USD	1,275,000	$ 59,132	$ 72,675	$ (13,543)
Put
1D USD SOFR Compound*	BCLY	3.11%	Pay	04/20/2026	USD	1,275,000	$ 81,373	$ 72,675	$ 8,698
Total purchased OTC swaption contracts							$ 140,505	$ 145,350	$ (4,845)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian 5-Years Bond Future	518	09/20/2023	$ 42,896,106	$ (193,331)
Long Gilt Future	90	09/27/2023	11,131,712	(86,735)
U.S. Treasury 2-Year Note Future	1,010	09/29/2023	205,061,562	(608,739)
U.S. Treasury 5-Year Note Future	989	09/29/2023	105,645,290	(1,925,268)
U.S. Treasury 10-Year Ultra Future	44	09/20/2023	5,147,313	(124,692)
Total				$ (2,938,765)
Short position contracts:
Euro BUXL 30-Year Bond Future	141	09/07/2023	$ 20,921,754	$ 263,035
Euro-BOBL Future	161	09/07/2023	20,571,706	145,396
Euro-BUND Future	72	09/07/2023	10,558,023	80,215
U.S. Treasury 10-Year Note Future	1,060	09/20/2023	118,090,625	1,045,232
U.S. Treasury Long Bond Future	62	09/20/2023	7,715,125	195,380
The accompanying notes are an integral part of these financial statements.
92

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Futures Contracts Outstanding at July 31, 2023 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury Ultra Bond Future	127	09/20/2023	$ 16,791,781	$ (19,731)
Total				$ 1,709,527
Total futures contracts				$ (1,229,238)

TBA Sale Commitments Outstanding at July 31, 2023
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
Government National Mortgage Association, 3.00%	$ 3,650,000	08/21/2053	$ (3,250,639)	$ 7,842
Uniform Mortgage-Backed Security, 2.50%	14,764,000	08/14/2053	(12,442,130)	(61,360)
Uniform Mortgage-Backed Security, 3.00%	12,403,000	08/14/2053	(10,852,140)	(110,088)
Uniform Mortgage-Backed Security, 3.50%	14,550,000	08/14/2053	(13,187,074)	(160,958)
Uniform Mortgage-Backed Security, 4.00%	6,857,000	08/14/2053	(6,400,849)	(64,608)
Uniform Mortgage-Backed Security, 5.00%	26,860,000	08/14/2053	(26,238,863)	(146,405)
Total TBA sale commitments (proceeds receivable $71,836,118)			$ (72,371,695)	$ (535,577)
At July 31, 2023, the aggregate market value of TBA Sale Commitments represents (6.1)% of total net assets.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2023
Reference Entity	Notional Amount(1)			(Pay)/Receive Fixed Rate		Expiration Date		Periodic Payment Frequency		Upfront Premiums Paid		Upfront Premiums Received		Value †		Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.38.V1	USD	15,930,000	(1.00%)		12/20/2027		Quarterly		$ 914,707		$ —		$ 487,301		$ (427,406)
Sell protection:
CDX.NA.HY.S40.V1	USD	3,710,000	5.00%		06/20/2028		Quarterly		$ 62,889		$ —		$ 154,874		$ 91,985
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	3,350,000	(1.00%)		06/20/2027		Quarterly		$ 143,778		$ —		$ 18,813		$ (124,965)
Brazil Republic	USD	5,700,000	(1.00%)		06/20/2028		Quarterly		283,463		—		148,337		(135,126)
Total									$ 427,241		$ —		$ 167,150		$ (260,091)
Total centrally cleared credit default swap contracts										$ 1,404,837		$ —		$ 809,325		$ (595,512)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
3.16% Fixed	12 Mo. USD SOFR	USD	150,000	04/22/2036	Annual	$ —	$ —	$ 2,641	$ 2,641
2.97% Fixed	12 Mo. USD SOFR	USD	5,185,000	03/15/2053	Annual	3,101	—	424,458	421,357
2.88% Fixed	12 Mo. USD SOFR	USD	4,030,000	03/15/2053	Annual	46,392	—	365,971	319,579
3.25% Fixed	12 Mo. USD SOFR	USD	3,735,000	06/21/2053	Annual	—	(37,159)	90,337	127,496
Total centrally cleared interest rate swaps contracts						$ 49,493	$ (37,159)	$ 883,407	$ 871,073

The accompanying notes are an integral part of these financial statements.
93

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2023

Foreign Currency Contracts Outstanding at July 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
4,759,505	USD	23,599,000	BRL	GSC	09/20/2023	$ (158,490)
153,576	USD	138,519	EUR	DEUT	08/31/2023	603
1,717,871	USD	1,527,000	EUR	BNP	09/20/2023	30,004
924,498	USD	840,000	EUR	TDB	09/20/2023	(3,994)
1,133,973	USD	1,040,000	EUR	SCB	09/20/2023	(15,590)
14,795,561	USD	13,729,000	EUR	DEUT	09/20/2023	(379,771)
Total foreign currency contracts						$ (527,238)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 244,808,316	$ —	$ 243,781,110	$ 1,027,206
Corporate Bonds	319,246,879	—	319,246,879	—
Foreign Government Obligations	29,924,972	—	29,924,972	—
Municipal Bonds	12,717,318	—	12,717,318	—
U.S. Government Agencies	529,138,360	—	529,138,360	—
U.S. Government Securities	270,468,393	—	270,468,393	—
Short-Term Investments	8,265,331	1,453,870	6,811,461	—
Purchased Options	140,505	—	140,505	—
Foreign Currency Contracts(2)	30,607	—	30,607	—
Futures Contracts(2)	1,729,258	1,729,258	—	—
Swaps - Credit Default(2)	91,985	—	91,985	—
Swaps - Interest Rate(2)	871,073	—	871,073	—
Total	$ 1,417,432,997	$ 3,183,128	$ 1,413,222,663	$ 1,027,206
Liabilities
Foreign Currency Contracts(2)	$ (557,845)	$ —	$ (557,845)	$ —
Futures Contracts(2)	(2,958,496)	(2,958,496)	—	—
Swaps - Credit Default(2)	(687,497)	—	(687,497)	—
TBA Sale Commitments	(72,371,695)	—	(72,371,695)	—
Total	$ (76,575,533)	$ (2,958,496)	$ (73,617,037)	$ —

(1)	For the year ended July 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended July 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
94

Hartford Active ETFs
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	Hongkong and Shanghai Banking Corporation
MSC	Morgan Stanley
SCB	Standard Chartered Bank
TDB	Toronto-Dominion Bank
UBS	UBS AG
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japan Yen
KZT	Kazakhstan Tenge
PLN	Poland Zloty
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
ITRAXX-XOVERS	iTraxx Europe Crossover Seriese
Municipal Abbreviations:
Auth	Authority
COP	Certificate of Participation
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Redev	Redevelopment
Rev	Revenue
Other Abbreviations:
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
ARM	Adjustable Rate Mortgage
BAM	Build America Mutual Assurance Corp.
CAL MTG	California Mortgage
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COLL	Collateral
CR	Custodial Receipts
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
LME	London Metal Exchange
NATL	National Public Finance Guarantee Corp.
Nyrt	New York REIT Inc
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RBOB	Reformulated Blendstock for Oxygenate Blending
SD CRED PROG	School District Credit Enhancement Program
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
ST APPROP	State Appropriation
ST INTERCEPT	State Intercept Program
TBA	To Be Announced
ULSD	Ultra-Low Sulfur Diesel
WTI	West Texas Intermediate

95

Hartford Active ETFs
 Statements of Assets and Liabilities
July 31, 2023

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)	Hartford Schroders Tax-Aware Bond ETF
Assets:
Investments in securities, at market value(1)	$ 290,379,362	$ 95,443,690	$ 359,637,113	$ 14,216,670	$ 153,376,604
Repurchase agreements	1,278,222	366,118	4,915,669	—	—
Cash	4,993,680	1,374,928	18,458,988	—	—
Cash collateral due from broker on futures contracts	—	—	—	1,821,490	—
Cash collateral held for securities on loan	10,559	—	—	—	—
Foreign currency	—	—	—	1,552	—
Receivables:
From affiliates	—	—	—	1,651	—
Investment securities sold	12,443,472	1,029,928	—	—	4,116,386
Fund shares sold	—	—	—	—	967,505
Dividends and interest	1,887,439	54	3,114,876	2,466	1,322,567
Securities lending income	205	—	—	—	—
Tax reclaims	392	—	—	—	628
Total assets	310,993,331	98,214,718	386,126,646	16,043,829	159,783,690
Liabilities:
Obligation to return securities lending collateral	211,185	—	—	—	—
Payables:
Investment securities purchased	58,829,282	1,154,700	8,702,760	—	17,173,180
Investment management fees	61,945	47,566	92,154	8,809	45,572
Accounting services fees	—	—	—	63	—
Variation margin on futures contracts	10,500	—	—	73,180	—
Variation margin on centrally cleared swap contracts	8,487	—	—	—	—
Distributions payable	678,374	—	836,639	—	377,790
Accrued expenses	—	—	—	7,822	—
Total liabilities	59,799,773	1,202,266	9,631,553	89,874	17,596,542
Net assets	$ 251,193,558	$ 97,012,452	$ 376,495,093	$ 15,953,955	$ 142,187,148
Summary of Net Assets:
Paid-in-capital	$ 297,855,573	$ 103,642,689	$ 393,803,746	$ 14,652,358	$ 150,748,826
Distributable earnings (loss)	(46,662,015)	(6,630,237)	(17,308,653)	1,301,597	(8,561,678)
Net assets	251,193,558	97,012,452	376,495,093	15,953,955	142,187,148
Net asset value per share	34.41	16.04	38.03	16.36	19.35
Shares issued and outstanding	7,300,000	6,050,000	9,900,000	975,000	7,350,000
Cost of investments	$ 317,344,394	$ 79,297,198	$ 375,718,932	$ 14,226,528	$ 155,954,157
Cost of foreign currency	$ —	$ —	$ —	$ 1,622	$ —
(1) Includes Investment in securities on loan, at market value	$ 205,369	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
96

Hartford Active ETFs
 Statements of Assets and Liabilities – (continued)
July 31, 2023

	Hartford Short Duration ETF	Hartford Sustainable Income ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$ 44,363,253	$ 52,999,911	$ 1,407,898,613
Repurchase agreements	292,945	433,732	6,811,461
Cash	1,204,136	1,962,885	27,307,489
Cash collateral due from broker on futures contracts	67,713	—	—
Cash collateral held for securities on loan	9,900	—	76,520
Foreign currency	17,208	224,463	458,180
Unrealized appreciation on foreign currency contracts	1,717	34,136	30,607
Receivables:
Investment securities sold	175,607	834,208	126,740,686
Fund shares sold	—	—	4,985,419
Dividends and interest	257,368	581,678	8,676,086
Securities lending income	187	—	504
Variation margin on futures contracts	267	10,316	73,349
Tax reclaims	—	12,599	—
Total assets	46,390,301	57,093,928	1,583,058,914
Liabilities:
Unrealized depreciation on foreign currency contracts	3,652	70,708	557,845
Obligation to return securities lending collateral	198,000	—	1,530,390
Cash collateral due to broker on TBA sale commitments	—	—	130,000
TBA sale commitments, at market value	—	—	72,371,695
Payables:
Investment securities purchased	303,870	3,620,595	311,446,969
Investment management fees	10,606	24,345	286,304
Variation margin on centrally cleared swap contracts	—	20,374	51,469
Distributions payable	125,839	186,232	3,572,178
Total liabilities	641,967	3,922,254	389,946,850
Net assets	$ 45,748,334	$ 53,171,674	$ 1,193,112,064
Summary of Net Assets:
Paid-in-capital	$ 49,802,164	$ 61,923,332	$ 1,379,992,996
Distributable earnings (loss)	(4,053,830)	(8,751,658)	(186,880,932)
Net assets	45,748,334	53,171,674	1,193,112,064
Net asset value per share	38.12	33.23	33.28
Shares issued and outstanding	1,200,000	1,600,000	35,850,000
Cost of investments	$ 47,280,484	$ 57,531,054	$ 1,513,589,354
Cost of foreign currency	$ 17,208	$ 224,569	$ 463,729
Proceeds of TBA sale commitments	$ —	$ —	$ 71,836,118
(1) Includes Investment in securities on loan, at market value	$ 192,259	$ —	$ 1,492,561
The accompanying notes are an integral part of these financial statements.
97

Hartford Active ETFs
 Statements of Operations
For the Year Ended July 31, 2023

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)	Hartford Schroders Tax-Aware Bond ETF
Investment Income:
Dividends	$ —	$ 351,719	$ —	$ 6,772	$ —
Interest	7,913,358	63,918	9,989,878	1,213,707	3,153,051
Securities lending	644	277	—	—	—
Less: Foreign tax withheld	—	(1,270)	—	(219)	—
Total investment income, net	7,914,002	414,644	9,989,878	1,220,260	3,153,051
Expenses:
Investment management fees	704,777	474,330	939,932	374,612	352,756
Custodian fees	—	—	—	3,429	—
Accounting services fees	—	—	—	1,159	—
Total expenses (before waivers, reimbursements and fees paid indirectly)	704,777	474,330	939,932	379,200	352,756
Expense waivers	—	—	—	(4,588)	—
Management fee waivers	—	—	—	(51,004)	—
Commission recapture	—	(1,585)	—	—	—
Total waivers, reimbursements and fees paid indirectly	—	(1,585)	—	(55,592)	—
Total expenses	704,777	472,745	939,932	323,608	352,756
Net Investment Income (Loss)	7,209,225	(58,101)	9,049,946	896,652	2,800,295
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(16,897,266) (1)	(8,368,102) (1)	(1,996,300)	38,458	(3,642,287) (1)
Futures contracts	3,755,913	—	—	(10,131,448)	—
Written options contracts	515,487	—	—	—	—
Swap contracts	(476,875)	—	—	—	—
Other foreign currency transactions	—	—	—	(399)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(13,102,741)	(8,368,102)	(1,996,300)	(10,093,389)	(3,642,287)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(3,730,371)	27,196,702	(2,755,006)	(54,611)	1,024,786
Futures contracts	1,568,520	—	—	3,001,897	—
Written options contracts	17,636	—	—	—	—
Swap contracts	166,962	—	—	—	—
Translation of other assets and liabilities in foreign currencies	—	—	—	154	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,977,253)	27,196,702	(2,755,006)	2,947,440	1,024,786
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(15,079,994)	18,828,600	(4,751,306)	(7,145,949)	(2,617,501)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (7,870,769)	$ 18,770,499	$ 4,298,640	$ (6,249,297)	$ 182,794

(1)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
98

Hartford Active ETFs
 Statements of Operations – (continued)
For the Year Ended July 31, 2023

	Hartford Short Duration ETF	Hartford Sustainable Income ETF	Hartford Total Return Bond ETF
Investment Income:
Dividends	$ —	$ 12,059	$ —
Interest	2,304,754	2,567,753	40,727,490
Securities lending	937	21	2,739
Less: Foreign tax withheld	—	(3,504)	(967)
Total investment income, net	2,305,691	2,576,329	40,729,262
Expenses:
Investment management fees	179,846	256,390	2,943,074
Total expenses	179,846	256,390	2,943,074
Net Investment Income (Loss)	2,125,845	2,319,939	37,786,188
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(2,900,735) (1)	(3,467,165)	(52,329,813) (1)
Purchased options contracts	—	—	2,035
Futures contracts	(50,557)	304,584	7,172,045
Written options contracts	—	557,860	3,154,031
Swap contracts	—	(226,119)	(2,990,907)
Foreign currency contracts	(48,245)	128,190	144,340
Other foreign currency transactions	40,734	13,336	(31,611)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,958,803)	(2,689,314)	(44,879,880)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	2,014,941	2,598,997	(15,061,947)
Purchased options contracts	—	—	(4,845)
Futures contracts	55,516	(87,039)	3,933,684
Written options contracts	—	25,179	105,774
Swap contracts	—	162,623	(101,256)
Foreign currency contracts	(8,331)	(376,536)	(2,141,342)
Translation of other assets and liabilities in foreign currencies	(187)	11,867	15,266
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,061,939	2,335,091	(13,254,666)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(896,864)	(354,223)	(58,134,546)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,228,981	$ 1,965,716	$ (20,348,358)

(1)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
99

Hartford Active ETFs
 Statements of Changes in Net Assets

	Hartford Core Bond ETF		Hartford Large Cap Growth ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2023	For the Period Ended July 31, 2022(1)
Operations:
Net investment income (loss)	$ 7,209,225	$ 3,697,424	$ (58,101)	$ (164,773)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(13,102,741)	(9,018,236)	(8,368,102)	(14,209,440)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,977,253)	(23,121,102)	27,196,702	(10,684,092)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,870,769)	(28,441,914)	18,770,499	(25,058,305)
Distributions to Shareholders	(7,005,459)	(4,646,518)	—	—
Capital Share Transactions:
Sold	24,250,463	46,707,732	3,856,861	106,067,640
Redeemed	(5,350,460)	(31,997,911)	(3,984,976)	(2,643,497)
Other Capital	6,688	39,093	123	4,107
Net increase (decrease) from capital share transactions	18,906,691	14,748,914	(127,992)	103,428,250
Net Increase (Decrease) in Net Assets	4,030,463	(18,339,518)	18,642,507	78,369,945
Net Assets:
Beginning of period	247,163,095	265,502,613	78,369,945	—
End of period	$ 251,193,558	$ 247,163,095	$ 97,012,452	$ 78,369,945

(1)	Commenced operations on November 9, 2021.
The accompanying notes are an integral part of these financial statements.
100

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Municipal Opportunities ETF		Hartford Schroders Commodity Strategy ETF (Consolidated)
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2023	For the Period Ended July 31, 2022(2)
Operations:
Net investment income (loss)	$ 9,049,946	$ 4,127,255	$ 896,652	$ (153,784)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(1,996,300)	(4,331,211)	(10,093,389)	13,111,263
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,755,006)	(16,880,947)	2,947,440	(2,154,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,298,640	(17,084,903)	(6,249,297)	10,802,559
Distributions to Shareholders	(8,703,726)	(4,122,066)	(11,692,691)	—
Capital Share Transactions:
Sold	134,344,105	154,794,634	15,666,165	57,498,527
Redeemed	(23,026,359)	(65,213,627)	(40,601,944)	(9,500,605)
Other Capital	93,530	72,292	8,440	22,801
Net increase (decrease) from capital share transactions	111,411,276	89,653,299	(24,927,339)	48,020,723
Net Increase (Decrease) in Net Assets	107,006,190	68,446,330	(42,869,327)	58,823,282
Net Assets:
Beginning of period	269,488,903	201,042,573	58,823,282	—
End of period	$ 376,495,093	$ 269,488,903	$ 15,953,955	$ 58,823,282

(2)	Commenced operations on September 14, 2021.
The accompanying notes are an integral part of these financial statements.
101

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders Tax-Aware Bond ETF		Hartford Short Duration ETF
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Operations:
Net investment income (loss)	$ 2,800,295	$ 1,477,875	$ 2,125,845	$ 2,040,314
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,642,287)	(2,353,348)	(2,958,803)	161,158
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,024,786	(6,151,499)	2,061,939	(6,125,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	182,794	(7,026,972)	1,228,981	(3,924,514)
Distributions to Shareholders	(2,771,803)	(2,569,586)	(2,132,637)	(2,433,610)
Capital Share Transactions:
Sold	83,606,082	26,125,918	3,818,593	24,189,843
Redeemed	(24,247,500)	(36,936,455)	(39,965,272)	(64,332,148)
Other Capital	79,810	37,161	23,539	34,177
Net increase (decrease) from capital share transactions	59,438,392	(10,773,376)	(36,123,140)	(40,108,128)
Net Increase (Decrease) in Net Assets	56,849,383	(20,369,934)	(37,026,796)	(46,466,252)
Net Assets:
Beginning of period	85,337,765	105,707,699	82,775,130	129,241,382
End of period	$ 142,187,148	$ 85,337,765	$ 45,748,334	$ 82,775,130
The accompanying notes are an integral part of these financial statements.
102

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Sustainable Income ETF		Hartford Total Return Bond ETF
	For the Year Ended July 31, 2023	For the Period Ended July 31, 2022(3)	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Operations:
Net investment income (loss)	$ 2,319,939	$ 1,150,789	$ 37,786,188	$ 26,293,391
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,689,314)	(1,426,126)	(44,879,880)	(42,492,016)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,335,091	(6,578,121)	(13,254,666)	(113,268,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,965,716	(6,853,458)	(20,348,358)	(129,466,672)
Distributions to Shareholders	(2,636,854)	(1,227,062)	(35,217,184)	(47,178,723)
Capital Share Transactions:
Sold	8,350,638	53,448,891	376,222,975	361,236,830
Redeemed	—	(39)	(97,287,802)	(275,112,349)
Other Capital	7,029	116,813	146,203	145,987
Net increase (decrease) from capital share transactions	8,357,667	53,565,665	279,081,376	86,270,468
Net Increase (Decrease) in Net Assets	7,686,529	45,485,145	223,515,834	(90,374,927)
Net Assets:
Beginning of period	45,485,145	—	969,596,230	1,059,971,157
End of period	$ 53,171,674	$ 45,485,145	$ 1,193,112,064	$ 969,596,230

(3)	Commenced operations on September 21, 2021.
The accompanying notes are an integral part of these financial statements.
103

Hartford Active ETFs
Financial Highlights

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Core Bond ETF
For the Year Ended July 31, 2023
$ 36.62	$ 1.03	$ (2.25)	$ (1.22)	$ 0.00 (5)	$ (0.99)	$ —	$ (0.99)	$ 34.41	(3.29)%	$ 251,194	0.29%	0.29%	2.97%	60% (6)
For the Year Ended July 31, 2022
$ 41.48	$ 0.55	$ (4.72)	$ (4.17)	$ 0.01	$ (0.56)	$ (0.14)	$ (0.70)	$ 36.62	(10.11)%	$ 247,163	0.29%	0.29%	1.42%	36% (6)
For the Year Ended July 31, 2021
$ 42.52	$ 0.44	$ (0.73)	$ (0.29)	$ 0.03	$ (0.45)	$ (0.33)	$ (0.78)	$ 41.48	(0.59)%	$ 265,503	0.29%	0.29%	1.06%	30% (6)
For the Period Ended July 31, 2020(7)
$ 40.00	$ 0.21	$ 2.50	$ 2.71	$ 0.05	$ (0.24)	$ —	$ (0.24)	$ 42.52	6.91% (8)	$ 138,187	0.29% (9)	0.29% (9)	1.19% (9)	26% (6)
Hartford Large Cap Growth ETF
For the Year Ended July 31, 2023
$ 12.95	$ (0.01)	$ 3.10	$ 3.09	$ 0.00 (5)	$ —	$ —	$ —	$ 16.04	23.86%	$ 97,012	0.59%	0.59%	(0.07)%	103%
For the Period Ended July 31, 2022(10)
$ 20.00	$ (0.04)	$ (7.01)	$ (7.05)	$ 0.00 (5)	$ —	$ —	$ —	$ 12.95	(35.25)% (8)	$ 78,370	0.59% (9)	0.59% (9)	(0.38)% (9)	90%
Hartford Municipal Opportunities ETF
For the Year Ended July 31, 2023
$ 38.78	$ 1.05	$ (0.81)	$ 0.24	$ 0.01	$ (1.00)	$ —	$ (1.00)	$ 38.03	0.70%	$ 376,495	0.29%	0.29%	2.79%	16%
For the Year Ended July 31, 2022
$ 42.32	$ 0.69	$ (3.56)	$ (2.87)	$ 0.01	$ (0.68)	$ —	$ (0.68)	$ 38.78	(6.80)%	$ 269,489	0.29%	0.29%	1.73%	37%
For the Year Ended July 31, 2021
$ 42.52	$ 0.80	$ 0.98	$ 1.78	$ 0.01	$ (0.79)	$ (1.20)	$ (1.99)	$ 42.32	4.40%	$ 201,043	0.29%	0.29%	1.92%	17%
For the Year Ended July 31, 2020
$ 41.72	$ 1.04(11)	$ 0.95(11)	$ 1.99	$ 0.02	$ (1.06)	$ (0.15)	$ (1.21)	$ 42.52	4.90%	$ 106,291	0.29%	0.29%	2.49% (11)	67%
For the Year Ended July 31, 2019
$ 39.72	$ 1.07	$ 1.92	$ 2.99	$ 0.02	$ (1.01)	$ —	$ (1.01)	$ 41.72	7.68%	$ 139,773	0.29%	0.29%	2.65%	32%
Hartford Schroders Commodity Strategy ETF (Consolidated)
For the Year Ended July 31, 2023
$ 25.03	$ 0.43	$ (2.83)	$ (2.40)	$ 0.00 (5)	$ (6.27)	$ —	$ (6.27)	$ 16.36	(11.63)%	$ 15,954	1.02%	0.87%	2.42%	134%
For the Period Ended July 31, 2022(12)
$ 20.00	$ (0.09)	$ 5.11	$ 5.02	$ 0.01	$ —	$ —	$ —	$ 25.03	25.15% (8)	$ 58,823	1.05% (9)	0.89% (9)	(0.43)% (9)	407%
Hartford Schroders Tax-Aware Bond ETF
For the Year Ended July 31, 2023
$ 19.85	$ 0.60	$ (0.55)	$ 0.05	$ 0.02	$ (0.57)	$ —	$ (0.57)	$ 19.35	0.43%	$ 142,187	0.39%	0.39%	3.10%	135%
For the Year Ended July 31, 2022
$ 21.80	$ 0.31	$ (1.74)	$ (1.43)	$ 0.01	$ (0.32)	$ (0.21)	$ (0.53)	$ 19.85	(6.58)%	$ 85,338	0.39%	0.39%	1.51%	116%
For the Year Ended July 31, 2021
$ 21.76	$ 0.25	$ 0.08	$ 0.33	$ 0.02	$ (0.25)	$ (0.06)	$ (0.31)	$ 21.80	1.64%	$ 105,708	0.39%	0.39%	1.14%	199%
For the Year Ended July 31, 2020
$ 20.95	$ 0.35	$ 0.91	$ 1.26	$ 0.02	$ (0.37)	$ (0.10)	$ (0.47)	$ 21.76	6.18%	$ 76,168	0.39%	0.39%	1.67%	165%
For the Year Ended July 31, 2019
$ 19.98	$ 0.51	$ 0.99	$ 1.50	$ —	$ (0.53)	$ —	$ (0.53)	$ 20.95	7.62%	$ 27,230	0.39%	0.39%	2.55%	165%
The accompanying notes are an integral part of these financial statements.
104

Hartford Active ETFs
Financial Highlights – (continued)

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Short Duration ETF
For the Year Ended July 31, 2023
$ 38.50	$ 1.31	$ (0.34)	$ 0.97	$ 0.01	$ (1.36)	$ —	$ (1.36)	$ 38.12	2.63%	$ 45,748	0.29%	0.29%	3.43%	14%
For the Year Ended July 31, 2022
$ 41.03	$ 0.77	$ (2.41)	$ (1.64)	$ 0.01	$ (0.85)	$ (0.05)	$ (0.90)	$ 38.50	(4.01)%	$ 82,775	0.29%	0.29%	1.92%	41% (13)
For the Year Ended July 31, 2021
$ 40.88	$ 0.90	$ 0.17	$ 1.07	$ 0.02	$ (0.94)	$ —	$ (0.94)	$ 41.03	2.69%	$ 129,241	0.29%	0.29%	2.20%	41% (13)
For the Year Ended July 31, 2020
$ 40.70	$ 1.29(11)	$ 0.20(11)	$ 1.49	$ 0.02	$ (1.33)	$ —	$ (1.33)	$ 40.88	3.78%	$ 87,882	0.29%	0.29%	3.19% (11)	29% (13)
For the Year Ended July 31, 2019
$ 39.97	$ 1.38	$ 0.64	$ 2.02	$ 0.02	$ (1.31)	$ —	$ (1.31)	$ 40.70	5.20%	$ 109,889	0.29%	0.29%	3.45%	28%
Hartford Sustainable Income ETF
For the Year Ended July 31, 2023
$ 33.69	$ 1.61	$ (0.24)	$ 1.37	$ 0.00 (5)	$ (1.83)	$ —	$ (1.83)	$ 33.23	4.28%	$ 53,172	0.54%	0.54%	4.89%	63% (14)
For the Period Ended July 31, 2022(15)
$ 40.00	$ 0.91	$ (6.35)	$ (5.44)	$ 0.09	$ (0.96)	$ —	$ (0.96)	$ 33.69	(13.52)% (8)	$ 45,485	0.54% (9)	0.54% (9)	2.87% (9)	39% (14)
Hartford Total Return Bond ETF
For the Year Ended July 31, 2023
$ 35.19	$ 1.25	$ (2.01)	$ (0.76)	$ 0.00 (5)	$ (1.15)	$ —	$ (1.15)	$ 33.28	(2.12)%	$ 1,193,112	0.29%	0.29%	3.72%	69% (16)
For the Year Ended July 31, 2022
$ 41.16	$ 0.93	$ (5.18)	$ (4.25)	$ 0.01	$ (1.02)	$ (0.71)	$ (1.73)	$ 35.19	(10.60)%	$ 969,596	0.29%	0.29%	2.46%	61% (16)
For the Year Ended July 31, 2021
$ 42.52	$ 0.85	$ (0.35)	$ 0.50	$ 0.01	$ (0.91)	$ (0.96)	$ (1.87)	$ 41.16	1.26%	$ 1,059,971	0.29%	0.29%	2.07%	49% (16)
For the Year Ended July 31, 2020
$ 40.87	$ 1.13(17)	$ 2.90(17)	$ 4.03	$ 0.02	$ (1.35)	$ (1.05)	$ (2.40)	$ 42.52	10.34%	$ 697,309	0.29%	0.29%	2.76% (17)	79% (16)
For the Year Ended July 31, 2019
$ 38.99	$ 1.30	$ 1.77	$ 3.07	$ 0.05	$ (1.24)	$ —	$ (1.24)	$ 40.87	8.14%	$ 590,521	0.29%	0.29%	3.30%	54%

The accompanying notes are an integral part of these financial statements.
105

Hartford Active ETFs
Financial Highlights – (continued)

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Per share amount is less than $0.005.
(6)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 344%, 363%, 362% and 177% for the years ended July 31, 2023, July 31, 2022 and July 31, 2021 and the period ended July 31, 2020, respectively.
(7)	Commenced operations on February 19, 2020.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on November 9, 2021.
(11)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect this change in presentation.
(12)	Commenced operations on September 14, 2021.
(13)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 47%, 53% and 41% for the years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.
(14)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 173% and 143% for the years ended July 31, 2023 and July 31, 2022, respectively.
(15)	Commenced operations on September 21, 2021.
(16)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 436%, 450%, 499% and 659% for the years ended July 31, 2023, July 31, 2022, July 31, 2021 and July 31, 2020, respectively.
(17)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.
The accompanying notes are an integral part of these financial statements.
106

Hartford Active ETFs
 Notes to Financial Statements
 July 31, 2023

1.	Organization:
Hartford Funds Exchange-Traded Trust (the "Trust") is an open-end registered management investment company comprised of eight operational series as of July 31, 2023. Financial statements for the series of the Trust listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Hartford Funds Exchange-Traded Trust:
Hartford Core Bond ETF (the "Core Bond ETF")
Hartford Large Cap Growth ETF (the "Large Cap Growth ETF")
Hartford Municipal Opportunities ETF (the "Municipal Opportunities ETF")
Hartford Schroders Commodity Strategy ETF (Consolidated) (the "Commodity Strategy ETF")
Hartford Schroders Tax-Aware Bond ETF (the "Tax-Aware Bond ETF")
Hartford Short Duration ETF (the "Short Duration ETF")
Hartford Sustainable Income ETF (the "Sustainable Income ETF")
Hartford Total Return Bond ETF (the "Total Return Bond ETF")
Core Bond ETF commenced operations on February 19, 2020. Large Cap Growth ETF commenced operations on November 9, 2021. Municipal Opportunities ETF commenced operations on December 13, 2017. Commodity Strategy ETF commenced operations on September 14, 2021. Short Duration ETF commenced operations on May 30, 2018. Tax-Aware Bond ETF commenced operations on April 18, 2018. Sustainable Income ETF commenced operations on September 21, 2021. Total Return Bond ETF commenced operations on September 27, 2017.  Each Fund is an actively managed, exchange-traded fund ("ETF") that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Core Bond ETF, Large Cap Growth ETF, Sustainable Income ETF and Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors ("Authorized Participants") who have entered into agreements with ALPS Distributors, Inc. ("ALPS" or the "Distributor"), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are registered under the Securities Act of 1933, as amended (the "Securities Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders from Authorized Participants and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
107

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

With respect to a Fund's investments that do not have readily available market prices, the Trust's Board of Trustees (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, sell or redeem shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
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structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost. Income tax-related interest and penalties, if incurred, are recorded as income tax expense.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Core Bond ETF, Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. The policy of Large Cap Growth ETF and Commodity Strategy ETF is to pay dividends from net investment income, if any, annually, and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
g)	Basis for Consolidation – The Commodity Strategy ETF may invest up to 25% of its total assets in a wholly-owned subsidiary of the Commodity Strategy ETF (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Commodity Strategy ETF’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation.
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The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Commodity Strategy ETF consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2023.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of July 31, 2023.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2023.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance
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or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2023.
e)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Trust's Board has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of July 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended July 31, 2023, each of Core Bond ETF, Commodity Strategy ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended July 31, 2023, each of Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the
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same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended July 31, 2023, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
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Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended July 31, 2023, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had entered into Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. Secured Overnight Financing Rate ("SOFR"), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended July 31, 2023, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had used Interest Rate Swap Contracts.
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e)	Additional Derivative Instrument Information:
Core Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 571,477	$ —	$ —	$ —	$ —	$ 571,477
Unrealized appreciation on swap contracts(2)	152,459	—	14,503	—	—	166,962
Total	$ 723,936	$ —	$ 14,503	$ —	$ —	$ 738,439
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 123,160	$ —	$ —	$ —	$ —	$ 123,160
Total	$ 123,160	$ —	$ —	$ —	$ —	$ 123,160

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 3,755,913	$ —	$ —	$ —	$ —	$ 3,755,913
Net realized gain (loss) on written options contracts	515,487	—	—	—	—	515,487
Net realized gain (loss) on swap contracts	(10,593)	—	(466,282)	—	—	(476,875)
Total	$ 4,260,807	$ —	$ (466,282)	$ —	$ —	$ 3,794,525
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 1,568,520	$ —	$ —	$ —	$ —	$ 1,568,520
Net change in unrealized appreciation (depreciation) of written options contracts	17,636	—	—	—	—	17,636
Net change in unrealized appreciation (depreciation) of swap contracts	152,459	—	14,503	—	—	166,962
Total	$ 1,738,615	$ —	$ 14,503	$ —	$ —	$ 1,753,118
For the year ended July 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	91
Futures Contracts Number of Short Contracts	(411)
Written Options at Notional Amount	$ (13,658,333)
Swap Contracts at Notional Amount	$ 3,723,750
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Commodity Strategy ETF (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 1,049,501	$ 1,049,501
Total	$ —	$ —	$ —	$ —	$ 1,049,501	$ 1,049,501
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 247,215	$ 247,215
Total	$ —	$ —	$ —	$ —	$ 247,215	$ 247,215

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ —	$ (10,131,448)	$ (10,131,448)
Total	$ —	$ —	$ —	$ —	$ (10,131,448)	$ (10,131,448)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ —	$ 3,001,897	$ 3,001,897
Total	$ —	$ —	$ —	$ —	$ 3,001,897	$ 3,001,897
For the year ended July 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	591
Futures Contracts Number of Short Contracts	(57)
Short Duration ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 64,307	$ —	$ —	$ —	$ —	$ 64,307
Unrealized appreciation on foreign currency contracts	—	1,717	—	—	—	1,717
Total	$ 64,307	$ 1,717	$ —	$ —	$ —	$ 66,024
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 109,772	$ —	$ —	$ —	$ —	$ 109,772
Unrealized depreciation on foreign currency contracts	—	3,652	—	—	—	3,652
Total	$ 109,772	$ 3,652	$ —	$ —	$ —	$ 113,424

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

115

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

Short Duration ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (50,557)	$ —	$ —	$ —	$ —	$ (50,557)
Net realized gain (loss) on foreign currency contracts	—	(48,245)	—	—	—	(48,245)
Total	$ (50,557)	$ (48,245)	$ —	$ —	$ —	$ (98,802)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 55,516	$ —	$ —	$ —	$ —	$ 55,516
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(8,331)	—	—	—	(8,331)
Total	$ 55,516	$ (8,331)	$ —	$ —	$ —	$ 47,185
For the year ended July 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	53
Futures Contracts Number of Short Contracts	(45)
Foreign Currency Contracts Purchased at Contract Amount	$ 205,457
Foreign Currency Contracts Sold at Contract Amount	$ 1,063,095
Sustainable Income ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 56,844	$ —	$ —	$ —	$ —	$ 56,844
Unrealized appreciation on foreign currency contracts	—	34,136	—	—	—	34,136
Unrealized appreciation on swap contracts(2)	39,075	—	141,842	—	—	180,917
Total	$ 95,919	$ 34,136	$ 141,842	$ —	$ —	$ 271,897
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 348,764	$ —	$ —	$ —	$ —	$ 348,764
Unrealized depreciation on foreign currency contracts	—	70,708	—	—	—	70,708
Total	$ 348,764	$ 70,708	$ —	$ —	$ —	$ 419,472

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

116

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

Sustainable Income ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 304,584	$ —	$ —	$ —	$ —	$ 304,584
Net realized gain (loss) on written options contracts	557,860	—	—	—	—	557,860
Net realized gain (loss) on swap contracts	(4,303)	—	(221,816)	—	—	(226,119)
Net realized gain (loss) on foreign currency contracts	—	128,190	—	—	—	128,190
Total	$ 858,141	$ 128,190	$ (221,816)	$ —	$ —	$ 764,515
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (87,039)	$ —	$ —	$ —	$ —	$ (87,039)
Net change in unrealized appreciation (depreciation) of written options contracts	25,179	—	—	—	—	25,179
Net change in unrealized appreciation (depreciation) of swap contracts	39,075	—	123,548	—	—	162,623
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(376,536)	—	—	—	(376,536)
Total	$ (22,785)	$ (376,536)	$ 123,548	$ —	$ —	$ (275,773)
For the year ended July 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	140
Futures Contracts Number of Short Contracts	(68)
Written Options at Notional Amount	$ (2,939,833)
Swap Contracts at Notional Amount	$ 4,611,704
Foreign Currency Contracts Purchased at Contract Amount	$ 606,785
Foreign Currency Contracts Sold at Contract Amount	$ 11,121,676
Total Return Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 140,505	$ —	$ —	$ —	$ —	$ 140,505
Unrealized appreciation on futures contracts(1)	1,729,258	—	—	—	—	1,729,258
Unrealized appreciation on foreign currency contracts	—	30,607	—	—	—	30,607
Unrealized appreciation on swap contracts(2)	871,073	—	91,985	—	—	963,058
Total	$ 2,740,836	$ 30,607	$ 91,985	$ —	$ —	$ 2,863,428
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 2,958,496	$ —	$ —	$ —	$ —	$ 2,958,496
Unrealized depreciation on foreign currency contracts	—	557,845	—	—	—	557,845
Unrealized depreciation on swap contracts(2)	—	—	687,497	—	—	687,497
Total	$ 2,958,496	$ 557,845	$ 687,497	$ —	$ —	$ 4,203,838

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

117

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

Total Return Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 2,035	$ —	$ —	$ —	$ —	$ 2,035
Net realized gain (loss) on futures contracts	7,172,045	—	—	—	—	7,172,045
Net realized gain (loss) on written options contracts	3,154,031	—	—	—	—	3,154,031
Net realized gain (loss) on swap contracts	(314,759)	—	(2,676,148)	—	—	(2,990,907)
Net realized gain (loss) on foreign currency contracts	—	144,340	—	—	—	144,340
Total	$ 10,013,352	$ 144,340	$ (2,676,148)	$ —	$ —	$ 7,481,544
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (4,845)	$ —	$ —	$ —	$ —	$ (4,845)
Net change in unrealized appreciation (depreciation) of futures contracts	3,933,684	—	—	—	—	3,933,684
Net change in unrealized appreciation (depreciation) of written options contracts	105,774	—	—	—	—	105,774
Net change in unrealized appreciation (depreciation) of swap contracts	929,910	—	(1,031,166)	—	—	(101,256)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,141,342)	—	—	—	(2,141,342)
Total	$ 4,964,523	$ (2,141,342)	$ (1,031,166)	$ —	$ —	$ 1,792,015
For the year ended July 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 1,176,167
Futures Contracts Number of Long Contracts	1,462
Futures Contracts Number of Short Contracts	(1,477)
Written Options at Notional Amount	$ (83,866,667)
Swap Contracts at Notional Amount	$ 24,953,000
Foreign Currency Contracts Purchased at Contract Amount	$ 3,060,407
Foreign Currency Contracts Sold at Contract Amount	$ 27,447,575
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
118

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of July 31, 2023:

Core Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 571,477	$ (123,160)
Swap contracts	166,962	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	738,439	(123,160)
Derivatives not subject to a MNA	(738,439)	123,160
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Commodity Strategy ETF (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 1,049,501	$ (247,215)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,049,501	(247,215)
Derivatives not subject to a MNA	(1,049,501)	247,215
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Short Duration ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 1,717	$ (3,652)
Futures contracts	64,307	(109,772)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	66,024	(113,424)
Derivatives not subject to a MNA	(64,307)	109,772
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,717	$ (3,652)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 1,717	$ —	$ —	$ —	$ 1,717
Total	$ 1,717	$ —	$ —	$ —	$ 1,717

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
HSBC Bank USA	$ (3,652)	$ —	$ —	$ —	$ (3,652)
Total	$ (3,652)	$ —	$ —	$ —	$ (3,652)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Sustainable Income ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 34,136	$ (70,708)
Futures contracts	56,844	(348,764)
Swap contracts	180,917	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	271,897	(419,472)
Derivatives not subject to a MNA	(237,761)	348,764
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 34,136	$ (70,708)

119

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 4,069	$ —	$ —	$ —	$ 4,069
Bank of Montreal	569	—	—	—	569
Commonwealth Bank of Australia	211	—	—	—	211
Deutsche Bank Securities, Inc.	21,637	(21,637)	—	—	—
Standard Chartered Bank	7,650	—	—	—	7,650
Total	$ 34,136	$ (21,637)	$ —	$ —	$ 12,499

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (2,459)	$ —	$ —	$ —	$ (2,459)
Deutsche Bank Securities, Inc.	(56,126)	21,637	—	—	(34,489)
Goldman Sachs & Co.	(15)	—	—	—	(15)
Morgan Stanley	(11,590)	—	—	—	(11,590)
UBS AG	(518)	—	—	—	(518)
Total	$ (70,708)	$ 21,637	$ —	$ —	$ (49,071)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 30,607	$ (557,845)
Futures contracts	1,729,258	(2,958,496)
Purchased options	140,505	—
Swap contracts	963,058	(687,497)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,863,428	(4,203,838)
Derivatives not subject to a MNA	(2,692,316)	3,645,993
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 171,112	$ (557,845)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$ 140,505	$ —	$ —	$ —	$ 140,505
BNP Paribas Securities Services	30,004	—	—	—	30,004
Deutsche Bank Securities, Inc.	603	(603)	—	—	—
Total	$ 171,112	$ (603)	$ —	$ —	$ 170,509

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Deutsche Bank Securities, Inc.	$ (379,771)	$ 603	$ —	$ —	$ (379,168)
Goldman Sachs & Co.	(158,490)	—	—	—	(158,490)
Standard Chartered Bank	(15,590)	—	—	—	(15,590)
Toronto-Dominion Bank	(3,994)	—	—	—	(3,994)
Total	$ (557,845)	$ 603	$ —	$ —	$ (557,242)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
120

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain equity and debt securities in which a Fund may invest may have earned interest at (or, some limited circumstances, continue to earn interest at), a floating rate based on LIBOR (or which was previously based on LIBOR) or the relevant benchmark replacement. Moreover, some securities still reference the LIBOR rate as the transition to SOFR or another non-LIBOR based rate will not occur until the next reset date.
121

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
Geopolitical events, including the invasion of Ukraine by Russia, have injected uncertainty into the global financial markets. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, straddle deferrals, post-October losses deferrals, redemptions in-kind, derivatives, reclassification of dividend income, debt modification and the treatment of income from the Subsidiary. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
122

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended July 31, 2023 and July 31, 2022 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended July 31, 2023		For the Year Ended July 31, 2022
Fund	Tax Exempt Income	Ordinary Income	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
Core Bond ETF	$ —	$ 7,005,459	$ —	$ 3,733,478	$ 913,040
Large Cap Growth ETF(2)	—	—	—	—	—
Municipal Opportunities ETF	8,161,928	541,798	4,078,186	43,880	—
Commodity Strategy ETF (Consolidated)(3)	—	11,692,691	—	—	—
Tax-Aware Bond ETF	1,575,850	1,195,953	1,042,410	756,550	770,626
Short Duration ETF	—	2,132,637	—	2,255,783	177,827
Sustainable Income ETF(4)	—	2,636,854	—	1,227,062	—
Total Return Bond ETF	—	35,217,184	—	35,182,520	11,996,203

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
(2)	Commenced operations on November 9, 2021.
(3)	Commenced operations on September 14, 2021.
(4)	Commenced operations on September 21, 2021.
As of July 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences(1)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Core Bond ETF	$ —	$ 911,014	$ (21,109,831)	$ (685,640)	$ (25,777,558)	$ (46,662,015)
Large Cap Growth ETF	—	—	(21,803,762)	(91,196)	15,264,721	(6,630,237)
Municipal Opportunities ETF	1,233,449	—	(6,515,026)	(836,639)	(11,190,437)	(17,308,653)
Commodity Strategy ETF (Consolidated)	—	598,614	(89,537)	—	792,520	1,301,597
Tax-Aware Bond ETF	404,844	—	(5,983,708)	(377,790)	(2,605,024)	(8,561,678)
Short Duration ETF	—	166,545	(1,509,925)	(125,839)	(2,584,611)	(4,053,830)
Sustainable Income ETF	—	645,425	(5,471,921)	(186,232)	(3,738,930)	(8,751,658)
Total Return Bond ETF	—	5,243,719	(89,822,790)	(3,795,286)	(98,506,575)	(186,880,932)

(1)	The temporary differences noted above are comprised of distributions payable, straddle related deferrals, and ordinary late year loss deferrals.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as net operating loss, redemption in-kind and book income/loss from the Subsidiary. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended July 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Core Bond ETF	$ 10,133	$ (10,133)
Large Cap Growth ETF	338,096	(338,096)
Commodity Strategy ETF (Consolidated)	(10,133,812)	10,133,812
Tax-Aware Bond ETF	(186)	186
Short Duration ETF	(1,627,882)	1,627,882
Total Return Bond ETF	(5,099,824)	5,099,824
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
123

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

At July 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Core Bond ETF	$ 14,590,621	$ 6,519,210
Large Cap Growth ETF	19,826,301	1,977,461
Municipal Opportunities ETF	3,558,087	2,956,939
Commodity Strategy ETF (Consolidated)	89,537	—
Tax-Aware Bond ETF	3,231,662	2,752,046
Short Duration ETF	347,836	1,162,089
Sustainable Income ETF	2,463,628	3,008,293
Total Return Bond ETF	53,432,267	36,390,523
Large Cap Growth ETF deferred $91,196 of late-year ordinary losses.
During the year ended July 31, 2023, Commodity Strategy ETF (Consolidated) utilized $38,459 of capital loss carryforward.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2023 is different from book purposes primarily due to wash sale deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond ETF	$ 317,577,398	$ 710,981	$ (26,488,539)	$ (25,777,558)
Large Cap Growth ETF	80,545,087	17,270,747	(2,006,026)	15,264,721
Municipal Opportunities ETF	375,743,219	2,149,073	(13,339,510)	(11,190,437)
Commodity Strategy ETF (Consolidated)	15,480,992	486,883	(9,857)	477,026
Tax-Aware Bond ETF	155,981,628	974,027	(3,579,051)	(2,605,024)
Short Duration ETF	47,240,811	52,128	(2,636,741)	(2,584,613)
Sustainable Income ETF	57,206,226	551,794	(4,285,304)	(3,733,510)
Total Return Bond ETF	1,513,309,876	5,332,572	(103,841,543)	(98,508,971)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of July 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended July 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Trust, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Core Bond ETF, Large Cap Growth ETF, Municipal Opportunities ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement with respect to Commodity Strategy ETF, and Tax-Aware Bond ETF. SIMNA has contracted with Schroder Investment Management North America Limited ("SIMNA Ltd.") under sub-sub-advisory agreement with respect to Commodity Strategy ETF and Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets of such ETFs in accordance with each Fund’s investment objective and policies and SIMNA may allocate assets to or from SIMNA Ltd. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington and SIMNA, as applicable. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
124

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Core Bond ETF	0.29%
Large Cap Growth ETF	0.59%
Municipal Opportunities ETF	0.29%
Commodity Strategy ETF (Consolidated)(1)	0.59%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Sustainable Income ETF	0.54%
Total Return Bond ETF	0.29%

(1)	HFMC has contractually agreed to waive the management fee for Commodity Strategy ETF in an amount equal to the management fee paid to it by the Fund’s Subsidiary and the other expenses of the Subsidiary (exclusive of (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Subsidiary may have to indemnify its officers and Trustees with respect thereto; (iv) such extraordinary non-recurring expenses as may arise; and (v) acquired fund fees and expenses). This waiver will remain in effect for as long as the Commodity Strategy ETF remains invested in the Subsidiary. Effective June 15, 2023, the management fee rate set forth in the investment management agreement with respect to the Commodity Strategy ETF is 0.59% of the Fund’s average daily net assets. From August 1, 2022 to June 14, 2023, the management fee rate set forth in the investment management agreement with respect to the Commodity Strategy ETF was 0.89% of the Fund’s average daily net assets. For the year ended July 31, 2023, HFMC waived expenses in the amount of 0.15% of the Fund's average daily net assets.
b)	Accounting Services Agreement - HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of each Fund and HFMC. HFMC is not entitled to any compensation under this agreement. HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company ("State Street"). The cost and expenses of such delegation are born by HFMC, not the Funds. For the Commodity Strategy ETF, the Subsidiary incurs custodian fees and fund accounting fees, but the fees are born by HFMC through the management fee and expense waivers.
c)	Fees Paid Indirectly – The Large Cap Growth ETF Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc, to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. For the year ended July 31, 2023, the amount is included in the Statement of Operations.
For the year ended July 31, 2023, the amount of fees recaptured did not impact the ratio of expenses to average net assets in the accompanying financial highlights.
d)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the year ended July 31, 2023, the Funds did not pay any Rule 12b-1 fees.
e)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended July 31, 2023, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the
125

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. The Commodity Strategy ETF does not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of July 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Core Bond ETF	$ 205,369	$ 211,185	$ —
Large Cap Growth ETF	—	—	—
Municipal Opportunities ETF	—	—	—
Tax-Aware Bond ETF	—	—	—
Short Duration ETF	192,259	198,000	—
Sustainable Income ETF	—	—	—
Total Return Bond ETF	1,492,561	1,530,390	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018, as amended from time to time. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
126

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

10.	Affiliate Holdings:
As of July 31, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Large Cap Growth ETF	10%
Commodity Strategy ETF (Consolidated)	25%
Sustainable Income ETF	39%
As of July 31, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Core Bond ETF	78%
Large Cap Growth ETF	66%
Total Return Bond ETF	39%
11.	Beneficial Fund Ownership:
As of July 31, 2023, to the knowledge of a Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of a Fund.

Fund	Shareholder	Percentage of Ownership
Commodity Strategy ETF (Consolidated)	Schroder US Holdings, Inc	25%
	Hartford Funds Management Company, LLC	25%
Sustainable Income ETF	Hartford Funds Management Company, LLC	39%
12.	Investment Transactions:
For the year ended July 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Core Bond ETF	$ 71,429,364	$ 69,624,828	$ 77,036,147	$ 73,809,792	$ 148,465,511	$ 143,434,620
Large Cap Growth ETF	86,636,415	87,442,580	—	—	86,636,415	87,442,580
Municipal Opportunities ETF	160,832,902	49,857,090	—	—	160,832,902	49,857,090
Commodity Strategy ETF (Consolidated)	200,528	418,368	—	—	200,528	418,368
Tax-Aware Bond ETF	88,450,519	47,617,162	71,805,959	66,412,298	160,256,478	114,029,460
Short Duration ETF	7,012,781	22,029,287	1,250,391	3,725,148	8,263,172	25,754,435
Sustainable Income ETF	12,700,112	7,792,292	18,037,702	19,259,004	30,737,814	27,051,296
Total Return Bond ETF	264,415,537	302,314,477	477,638,760	385,591,053	742,054,297	687,905,530
For the year ended July 31, 2023, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Core Bond ETF	$ 17,446,405	$ 2,941,208	$ 10,133
Large Cap Growth ETF	3,302,745	3,306,236	566,264
Municipal Opportunities ETF	1,466,366	—	—
Tax-Aware Bond ETF	1,469,517	—	(186)
Short Duration ETF	2,758,817	21,567,435	(1,627,881)
Sustainable Income ETF	5,994,782	—	—
Total Return Bond ETF	263,513,721	61,441,548	(5,042,721)
127

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

13.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as "Creation Units." Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a "Participating Party" (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) ("Clearing Process"), or (2) a participant of DTC ("DTC Participant"), and, in each case, must have executed an agreement ("Participation Agreement") with the Distributor with respect to creations and redemptions of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Core Bond ETF, Large Cap Growth ETF, Short Duration ETF and Sustainable Income ETF are listed and traded throughout the day on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the year or period ended July 31, 2023 and July 31, 2022:

	For the Year Ended July 31, 2023		For the Period Ended July 31, 2022
	Shares	Amount	Shares	Amount
Core Bond ETF
Shares Sold	700,000	$ 24,250,463	1,200,000	$ 46,707,732
Shares Redeemed	(150,000)	(5,350,460)	(850,000)	(31,997,911)
Other Capital	—	6,688	—	39,093
Total Net Increase (Decrease)	550,000	18,906,691	350,000	14,748,914
Large Cap Growth ETF(1)
Shares Sold	300,000	$ 3,856,861	6,200,001	$ 106,067,640
Shares Redeemed	(300,000)	(3,984,976)	(150,001)	(2,643,497)
Other Capital	—	123	—	4,107
Total Net Increase (Decrease)	—	(127,992)	6,050,000	103,428,250
Municipal Opportunities ETF
Shares Sold	3,550,000	$ 134,344,105	3,900,000	$ 154,794,634
Shares Redeemed	(600,000)	(23,026,359)	(1,700,000)	(65,213,627)
Other Capital	—	93,530	—	72,292
Total Net Increase (Decrease)	2,950,000	111,411,276	2,200,000	89,653,299
Commodity Strategy ETF (Consolidated)(2)
Shares Sold	925,000	$ 15,666,165	2,725,001	$ 57,498,527
Shares Redeemed	(2,300,000)	(40,601,944)	(375,001)	(9,500,605)
Other Capital	—	8,440	—	22,801
Total Net Increase (Decrease)	(1,375,000)	(24,927,339)	2,350,000	48,020,723
128

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

	For the Year Ended July 31, 2023		For the Period Ended July 31, 2022
	Shares	Amount	Shares	Amount
Tax-Aware Bond ETF
Shares Sold	4,300,000	$ 83,606,082	1,250,000	$ 26,125,918
Shares Redeemed	(1,250,000)	(24,247,500)	(1,800,000)	(36,936,455)
Other Capital	—	79,810	—	37,161
Total Net Increase (Decrease)	3,050,000	59,438,392	(550,000)	(10,773,376)
Short Duration ETF
Shares Sold	100,000	$ 3,818,593	600,000	$ 24,189,843
Shares Redeemed	(1,050,000)	(39,965,272)	(1,600,000)	(64,332,148)
Other Capital	—	23,539	—	34,177
Total Net Increase (Decrease)	(950,000)	(36,123,140)	(1,000,000)	(40,108,128)
Sustainable Income ETF(3)
Shares Sold	250,000	$ 8,350,638	1,350,001	$ 53,448,891
Shares Redeemed	—	—	(1)	(39)
Other Capital	—	7,029	—	116,813
Total Net Increase (Decrease)	250,000	8,357,667	1,350,000	53,565,665
Total Return Bond ETF
Shares Sold	11,200,000	$ 376,222,975	9,200,000	$ 361,236,830
Shares Redeemed	(2,900,000)	(97,287,802)	(7,400,000)	(275,112,349)
Other Capital	—	146,203	—	145,987
Total Net Increase (Decrease)	8,300,000	279,081,376	1,800,000	86,270,468

(1)	Commenced operations on November 9, 2021.
(2)	Commenced operations on September 14, 2021.
(3)	Commenced operations on September 21, 2021.
14.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, the FASB issued Accounting Standards Update ("ASU"), ASU 2020-04, which provides guidance to account for certain contract modifications prospectively to ease the potential burden in accounting associated with transitioning away from LIBOR (as discussed above) and other reference rates that are expected to be discontinued. The ASU is effective upon release of the update on March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR had announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, the FASB issued ASU 2022-06, which extends the sunset date established by ASU 2020-04 from December 31, 2022 to December 31, 2024 in order to capture the time period in which the aforementioned contract modifications may occur. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Funds' investments and has determined that it is unlikely the ASU's adoption will have a material impact on the Funds' financial statements.
16.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
17.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended July 31, 2023, events and transactions subsequent to July 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
129

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2023

On September 18, 2023, a definitive proxy statement (“proxy”) was filed with the U.S. Securities and Exchange Commission to change Hartford Large Cap Growth ETF's sub-classification under the Act from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction. The Fund will bear the expenses associated with the proxy, shareholder solicitation and other related costs.
130

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Hartford Funds Exchange-Traded Trust and Shareholders of Hartford Core Bond ETF, Hartford Large Cap Growth ETF, Hartford Municipal Opportunities ETF, Hartford Schroders Commodity Strategy ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, Hartford Sustainable Income ETF and Hartford Total Return Bond ETF.

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the Funds indicated in the table below (constituting Hartford Funds Exchange-Traded Trust, hereafter collectively referred to as the "Funds") as of July 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes,and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund
Hartford Core Bond ETF (1)
Hartford Large Cap Growth ETF (2)
Hartford Municipal Opportunities ETF (3)
Hartford Schroders Commodity Strategy ETF (4)
Hartford Schroders Tax-Aware Bond ETF (3)
Hartford Short Duration ETF (3)
Hartford Sustainable Income ETF (5)
Hartford Total Return Bond ETF (3)
(1) Statement of assets and liabilities, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, and the financial highlights for the years ended July 31, 2023, 2022, 2021 and for the period February 19, 2020 (commencement of operations) through July 31, 2020
(2) Statement of assets and liabilities, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, and the statements of changes in net assets and the financial highlights for the year ended July 31, 2023, and for the period November 9, 2021 (commencement of operations) through July 31, 2022
(3) Statement of assets and liabilities, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, and the financial highlights for the years ended July 31, 2023, 2022, 2021 and 2020
(4) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of July 31, 2023, the related consolidated statement of operations for the year ended July 31, 2023, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended July 31, 2023, and the period September 14, 2021 (commencement of operations) through July 31, 2022
(5) Statement of assets and liabilities, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, and the statements of changes in net assets and the financial highlights for the year ended July 31, 2023, and for the period September 21, 2021 (commencement of operations) through July 31, 2022
The financial statements of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF as of and for the year ended July 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
131

Report of Independent Registered Public Accounting Firm
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 26, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
132

Hartford Active ETFs
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Hartford Funds Exchange-Traded Trust (including its separate series, the “Funds”), have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and/or in-kind and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
133

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited)

Hartford Funds Exchange-Traded Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2023. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
134

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG* (1979)	Vice President and Treasurer	Vice President since 2018; Treasurer since January 9, 2023	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust and resumed her position as Treasurer effective January 9, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2016; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
135

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Effective as of September 11, 2023, Ms. Furlong will no longer serve as Treasurer of the Trust. Ms. Furlong will continue to serve as Vice President of the Trust. Effective as of the same date, Ankit Puri will serve as Treasurer and Vice President of the Trust.
(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until the Trustee's retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee's resignation, removal,or death prior to the Trustee’s retirement. Each Fund officer generally serves until his or her resignation, removal or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Private Opportunities Fund.
(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC or affiliated companies.
136

Hartford Active ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-456-7526 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 800-456-7526, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
137

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Core Bond ETF, Hartford Large Cap Growth ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF, Hartford Sustainable Income ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Commodity Strategy ETF and Hartford Schroders Tax-Aware Bond ETF are sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and sub-sub-advised by Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”). HFMC, Wellington, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.
ETFAR-A23    09/23     Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$228,165 for the fiscal year ended July 31, 2023; $205,920 for the fiscal year ended July 31, 2022.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2023; $0 for the fiscal year ended July 31, 2022.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$64,750 for the fiscal year ended July 31, 2023; $51,200 for the fiscal year ended July 31, 2022. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$635 for the fiscal year ended July 31, 2023; $395 for the fiscal year ended July 31, 2022. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)	(1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $65,385 for the fiscal year ended July 31, 2023; $51,595 for the fiscal year ended July 31, 2022.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended July 31, 2023 and $120,925 for the fiscal year ended July 31, 2022.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 6, 2023	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)